UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

VERSO CORPORATION

(Name of Registrant as Specified In Its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
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(4)
Date Filed:

EXPLANATORY NOTE
On December 27, 2019, Verso Corporation (the “Company”) filed its definitive proxy statement on Schedule 14A (the “Original Proxy Statement”) and the related WHITE proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission (“SEC”) for the Company’s 2019 Annual Meeting of Stockholders to be held on January 31, 2020 (the “Annual Meeting”). This supplement (the “New Proxy Statement and New WHITE Proxy Card”) restates the Original Proxy Statement and Original Proxy Card and adds a new Proposal 2 that is soliciting approval of the sale of the Company’s Androscoggin mill, located in Jay, Maine, and its Stevens Point mill, located in Stevens Point, Wisconsin, pursuant to the Membership Interest Purchase Agreement, dated as November 11, 2019, by and between Pixelle Specialty Solutions LLC, Verso Paper Holding LLC and Verso Corporation (as amended from time to time ) (“Proposal 2”) and a new Proposal 3 that is soliciting approval to adjourn or postpone the Annual Meeting (“Proposal 3”). Other than the changes described in this New Proxy Statement and New WHITE Proxy Card, which adds Proposals 2 and 3 and the related disclosure, moves each of the proposals included in the Original Proxy Statement and on the Original Proxy Card as Proposal 2(a)-(c), 3, 4, 5, 6 and 7 to be Proposal 4(a)-(c), 5, 6, 7, 8 and 9, respectively, makes other conforming changes to the Original Proxy Statement and the Original Proxy Card and updates the Notice of Annual Meeting, no other changes have been made to the Original Proxy Statement or the Original Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for the proposals to be voted on at the Annual Meeting.
The New Proxy Statement and New WHITE Proxy Card, along with the accompanying materials, are first being sent or given to our stockholders on or about December 27, 2019.

Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com
NOTICE OF
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 31, 2020
To Our Stockholders:
The 2019 Annual Meeting of Stockholders of Verso Corporation (the “Annual Meeting”) will be held at JW Marriott Essex House, located at 160 Central Park South, New York, New York, 10019, on January 31, 2020, beginning at 10:00 a.m. (Eastern Time), for the following purposes:
1.
to elect seven directors for a term expiring at our 2020 Annual Meeting of Stockholders and to remain in office until their respective successors are elected and qualified — the Board of Directors’ nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor;

2.
to approve the sale of our Androscoggin mill, located in Jay, Maine, and our Stevens Point mill, located in Stevens Point, Wisconsin, pursuant to the Membership Interest Purchase Agreement, dated as November 11, 2019, by and between Pixelle Specialty Solutions LLC, Verso Paper Holding LLC and Verso (as amended from time to time). We refer to this proposal as the “Sale Proposal”;

3.
to approve the adjournment or postponement of the Annual Meeting from time to time, if necessary or appropriate (as determined by the board of directors or a committee thereof), to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Sale Proposal. We refer to this proposal as the “proposal to adjourn or postpone the Annual Meeting”;

4.
to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

5.
to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the accompanying Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

6.
to ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

7.
to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to the accompanying Proxy Statement as Appendix E;

8.
to vote, on an advisory basis, on a majority vote requirement for elections of directors; and

9.
if properly presented at the meeting by Lapetus Capital II LLC and certain of its affiliates, our stockholders will vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

You should have also received a WHITE proxy card and postage-paid return envelope. WHITE proxy cards are being solicited on behalf of our board of directors.

YOUR VOTE WILL BE ESPECIALLY IMPORTANT AT THE MEETING. PLEASE NOTE THAT LAPETUS CAPITAL II LLC, AND CERTAIN OF ITS AFFILIATES (TOGETHER, “LAPETUS”) HAS NOMINATED A SLATE OF THREE NOMINEES FOR ELECTION AS DIRECTORS AT THE MEETING IN OPPOSITION TO THREE OF THE NOMINEES RECOMMENDED BY OUR BOARD OF DIRECTORS AND TO PRESENT A PROPOSAL TO REPEAL ANY PROVISION IN THE AMENDED AND RESTATED BYLAWS OF VERSO ADOPTED AFTER JUNE 26, 2019. YOU MAY RECEIVE SOLICITATION MATERIALS FROM LAPETUS, INCLUDING A PROXY STATEMENT AND PROXY CARD. THE COMPANY IS NOT RESPONSIBLE FOR THE ACCURACY OF ANY INFORMATION PROVIDED BY OR RELATING TO LAPETUS, ITS PROPOSAL OR ITS NOMINEES CONTAINED IN SOLICITATION MATERIALS FILED OR DISSEMINATED BY OR ON BEHALF OF LAPETUS OR ANY OTHER STATEMENTS THAT LAPETUS MAY MAKE.
AFTER DUE CONSIDERATION, THE BOARD OF DIRECTORS DOES NOT ENDORSE ANY LAPETUS NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS AND AGAINST LAPETUS’S PROPOSAL NOTED ABOVE. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY LAPETUS. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD SENT TO YOU BY LAPETUS, YOU CAN REVOKE THAT PROXY AND VOTE FOR OUR BOARD OF DIRECTORS’ NOMINEES AND ON THE OTHER MATTERS TO BE VOTED ON AT THE MEETING BY USING THE ENCLOSED WHITE PROXY CARD.
FURTHERMORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4(a), “FOR” PROPOSAL 4(b), “FOR” PROPOSAL 4(c), “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7 AND “AGAINST” PROPOSAL 9. THE BOARD OF DIRECTORS DOES NOT SUBMIT A RECOMMENDATION RELATED TO PROPOSAL 8.
We encourage you to read the accompanying Proxy Statement in its entirety, including the section entitled “Risk Factors Related to the Sale Proposal” beginning on page30 for a discussion of risks related to Proposal 2.
Stockholders also will conduct any other business that properly comes before the meeting.
The holders of Verso’s Class A common stock and Class B common stock of record at the close of business on December 16, 2019, the record date for the meeting, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on the record date at the meeting and any postponement or adjournment thereof. A list of the stockholders as of the record date will be available for inspection by any stockholder at Verso’s offices located at 8540 Gander Creek Drive, Miamisburg, Ohio, for any purpose germane to the meeting during ordinary business hours beginning on January 21, 2020. The list will also be available for inspection by any stockholder at the meeting on January 31, 2020.
If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares with the WHITE proxy card.

Holders of shares as of the close of business on December 16, 2019, the record date for the meeting, are urged to submit a WHITE proxy card, even if your shares were sold after such date. YOUR VOTE IS IMPORTANT. YOU MAY VOTE YOUR SHARES BY PROXY OR IN PERSON. WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
By order of the Board of Directors, St. John Daugherty Secretary
December 27, 2019

VERSO CORPORATION

Page
INFORMATION ABOUT THE ANNUAL MEETING	3
What is the purpose of the meeting?	3
Will any other business be conducted at the meeting?	3
Have other candidates been nominated for election as directors at the 2019 Annual Meeting of Stockholders in opposition to any of the board’s nominees?	3
What does it mean if I receive more than one proxy card?	4
How does the board of directors recommend that I vote on these proposals?	4
Who is entitled to vote?	5
How many shares must be present to conduct business at the meeting?	5
What happens if a quorum is not present at the meeting?	5
What vote is required to approve each of the proposals?	5
How are votes counted at the meeting?	7
How may I vote my shares?	7
How do I vote my shares by proxy?	8
What should I do if I receive a blue proxy card from Lapetus?	8
How do I vote my shares in person?	8
What is the deadline to ensure my shares are voted if I do not attend the meeting?	9
If I return my WHITE proxy card without specifying voting instructions on it, will my shares be voted?	9
What are broker non-votes and how do they affect voting?	9
How do I change my vote or revoke my proxy?	9
Who will count the votes?	9
Who pays for the proxy solicitation and how will Verso solicit votes?	10
Where can I find the results of the stockholder votes at the meeting?	10
How can I obtain a copy of the Company’s 2018 Annual Report?	10
What are the U.S. federal income tax consequences of the Sale Transaction to U.S. stockholders?	10
Who can I contact with questions?	10
BACKGROUND OF THE SOLICITATION ON PROPOSAL 1 — ELECTION OF DIRECTORS	11
Proposal 1 — Election of Directors	19
Director Nominees	19
SUMMARY TERM SHEET FOR PROPOSAL 2 — THE SALE PROPOSAL	23
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS	29
RISK FACTORS RELATING TO THE SALE PROPOSAL	30
PROPOSAL 2 — THE SALE PROPOSAL	34
Parties to the Sale Transaction	34
Background of the Sale Transaction	34
Recommendation of our Board of Directors and Reasons for Recommendation	42
Opinion of our Financial Advisor	47
Projected Financial Information	53
Net Proceeds from the Sale Transaction	56
i

Page
Proposal 4(a), Proposal 4(b) and Proposal 4(c) — Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to Change the Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors, (b) Stockholders to Amend our Bylaws and (c) Stockholders to Amend Certain Provisions of our Certificate of Incorporation	90
Proposal 4(a) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Remove Directors to a Majority Vote Requirement	92
Proposal 4(b) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend our Bylaws to a Majority Vote Requirement	93
Proposal 4(c) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate of Incorporation to a Majority Vote Requirement	93
Proposal 5 — Advisory Vote on Compensation of Named Executive Officers	93
Proposal 6 — Ratification of Appointment of Independent Registered Public Accounting Firm	94
Proposal 7 — Advisory Vote on Adoption of Stockholder Rights Plan	94
Proposal 8 — Advisory Vote on a Majority Vote Requirement for Elections of Directors	98
Proposal 9 — Stockholder Proposal to Repeal Any Amendments to the Amended and Restated Bylaws Adopted After June 26, 2019	99
STOCKHOLDERS	100
Security Ownership of Management and Certain Beneficial Owners	100
Equity Compensation Plan Information	102
Section 16(a) Beneficial Ownership Reporting Compliance	102
EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES	103
Executive Officers	103
Director Nominees	104
Other Matters Concerning Executive Officers and Directors	104
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	105
Board of Directors Structure	105
Leadership Structure	105
Director Independence	105
Committees of the Board of Directors	106
Director Attendance at Board of Directors and Committee Meetings	109
Director Attendance at Stockholders Meetings	109
Communications with Directors	109
Corporate Governance General	110
Policy Relating to Related-Person Transactions	111
Transactions with Related Persons	111
Indemnification of Directors and Executive Officers	111
Board of Directors’ Oversight Role in Enterprise Risk Management	112
AUDIT COMMITTEE REPORT	113

Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com
PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 31, 2020
We are furnishing this Proxy Statement in connection with the solicitation of proxies by Verso Corporation on behalf of our board of directors for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) and any postponement or adjournment of the meeting. The meeting will be held at JW Marriott Essex House, located at 160 Central Park South, New York, New York, 10019, on January 31, 2020, beginning at 10:00 a.m. (Eastern Time), for the following purposes:
1.
to elect seven directors for a term expiring at our 2020 Annual Meeting of Stockholders and to remain in office until their respective successors are elected and qualified — the Board of Directors’ nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor;

2.
to approve the sale of our Androscoggin mill, located in Jay, Maine, and our Stevens Point mill, located in Stevens Point, Wisconsin, pursuant to the Membership Interest Purchase Agreement, dated as November 11, 2019, by and between Pixelle Specialty Solutions LLC, Verso Paper Holding LLC and Verso (as amended from time to time). We refer to this proposal as the “Sale Proposal”;

3.
to approve the adjournment or postponement of the Annual Meeting from time to time, if necessary or appropriate (as determined by the board of directors or a committee thereof), to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Sale Proposal. We refer to this proposal as the “proposal to adjourn or postpone the Annual Meeting”;

4.
to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

5.
to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

6.
to ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

7.
to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to this Proxy Statement as Appendix E;

8.
to vote, on an advisory basis, on a majority vote requirement for elections of directors; and

9.
if properly presented at the meeting by Lapetus Capital II LLC and certain of its affiliates, our stockholders will vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST WE EXPECT WILL BE CONDUCTED BY LAPETUS.

YOU MAY RECEIVE SOLICITATION MATERIALS FROM A DISSIDENT STOCKHOLDER, LAPETUS CAPITAL II LLC AND CERTAIN OF THEIR AFFILIATES (TOGETHER, “LAPETUS”), SEEKING YOUR PROXY TO VOTE FOR SEAN T. ERWIN, JEFFREY E. KIRT AND TIMOTHY LOWE TO BECOME MEMBERS OF THE BOARD OF DIRECTORS AND FOR A PROPOSAL TO REPEAL ANY BYLAWS ADOPTED AFTER JUNE 26, 2019. AFTER DUE CONSIDERATION, OUR BOARD OF DIRECTORS DOES NOT ENDORSE THE LAPETUS NOMINEES AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY LAPETUS. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY LAPETUS, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD.
FURTHERMORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4(a), “FOR” PROPOSAL 4(b), “FOR” PROPOSAL 4(c), “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7 AND “AGAINST” PROPOSAL 9. THE BOARD OF DIRECTORS DOES NOT SUBMIT A RECOMMENDATION RELATED TO PROPOSAL 8.
The proposals are set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders and are described in this Proxy Statement. Stockholders also will conduct any other business, not known or determined as of the date of this Proxy Statement, that properly comes before the meeting. The board of directors knows of no such other business to be presented as of the date of this Proxy Statement.
When you submit your WHITE proxy card, you will authorize the proxy holders — Adam St. John, our Chief Executive Officer, Allen J. Campbell, our Senior Vice President and Chief Financial Officer and St. John Daugherty, our Secretary — to represent you and vote your shares of common stock on these proposals at the meeting in accordance with your instructions. By submitting your WHITE proxy card, you also authorize them to exercise discretionary authority to vote your shares on any other business that properly comes before the meeting, to vote your shares to adjourn the meeting from time to time, and to vote your shares at any postponement or adjournment of the meeting. If a nominee were to become unable for any reason or unwilling for good cause to serve as a director at the time of the meeting, the board of directors might designate a substitute nominee, in which case the persons named as proxies will exercise their discretionary authority to vote for the substitute nominee, or the board of directors may choose to reduce the size of the board of directors to remove the resulting vacancy.
We have included with this Proxy Statement a copy of our 2018 Annual Report on Form 10-K, as amended for the year ended December 31, 2018. The 2018 Annual Report also is available on Verso’s website at www.versoco.com on the “Investors” page. The 2018 Annual Report and the information on our website are not a part of this Proxy Statement.
In this Proxy Statement, Verso Corporation is referred to interchangeably as the “Company,” “Verso,” “we,” “our” and “us.”
This Proxy Statement and the accompanying materials are first being sent or given to our stockholders on or about December 27, 2019.
Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held on January 31, 2020: This Proxy Statement, a form of proxy, and our 2018 Annual Report are available for viewing and printing at the following website: www.stockholderdocs.com/VRS.
YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST WE EXPECT WILL BE CONDUCTED BY LAPETUS. YOU MAY VOTE YOUR SHARES BY PROXY OR IN PERSON. WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

INFORMATION ABOUT THE ANNUAL MEETING
What is the purpose of the meeting?
At the meeting, Verso’s stockholders will vote on proposals to:
1.
elect seven directors for a term expiring at our 2020 Annual Meeting of Stockholders and to remain in office until their respective successors are elected and qualified — the Board of Directors’ nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor;

2.
approve the Sale Proposal;

3.
approve the proposal to adjourn or postpone the Annual Meeting;

4.
(a) approve amendments to the Amended and Restated Certificate of Incorporation of Verso to change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) approve amendments to the Amended and Restated Certificate of Incorporation of Verso to change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) approve amendments to the Amended and Restated Certificate of Incorporation of Verso to change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

5.
approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

6.
ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

7.
approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached hereto as Appendix E;

8.
vote, on an advisory basis, on a majority vote requirement for elections of directors; and

9.
if properly presented at the meeting by Lapetus, vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

Will any other business be conducted at the meeting?
As of the date of this Proxy Statement, the board of directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. However, if any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.
Have other candidates been nominated for election as directors at the 2019 Annual Meeting of Stockholders in opposition to any of the board’s nominees?
Lapetus, a stockholder of the Company, has nominated three nominees for election to the board of directors at the Annual Meeting, in opposition to three of the nominees recommended by our board of directors. The board of directors does not endorse any Lapetus nominees and unanimously recommends that you vote FOR the election of each of the nominees proposed by the board of directors of Verso by using the WHITE proxy card accompanying this Proxy Statement. The board of directors strongly urges you not to sign or return any proxy card sent to you by Lapetus, even as a protest vote against the Lapetus nominees, as only your latest dated proxy card will be counted and thus returning a proxy card sent to you by Lapetus will revoke any proxy card that you may have returned previously voting for the nominees recommended by our board of directors.

What does it mean if I receive more than one proxy card?
Lapetus has nominated three director nominees for election at the annual meeting in opposition to three of the nominees recommended by the board of directors. Verso has provided you with the enclosed WHITE proxy card. If Lapetus proceeds with its director nominations, you will likely also receive a proxy card notice from Lapetus. You may receive multiple mailings from Lapetus, and you will likely receive multiple mailings from Verso prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. We anticipate that we will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. Only the latest validly executed proxy you submit will be counted. If you wish to vote as recommended by our board of directors, you should submit only the WHITE proxy cards. Please see “What should I do if I receive a proxy card from Lapetus?” below for more information.
The board of directors strongly urges you not to sign or return any proxy card sent to you by Lapetus. If you have already submitted a proxy card that you have received from Lapetus, you may revoke such proxy and vote for the board’s nominees by following the instructions under “How do I change my vote or revoke my proxy?”.
How does the board of directors recommend that I vote on these proposals?
The board of directors recommends that you vote your shares:
•
Proposal 1 — “FOR” each of the nominees recommended by the board of directors: our board of directors recommends that you simply DISREGARD any proxy card that may be sent to you by Lapetus and only vote using the enclosed WHITE proxy card. Voting to WITHHOLD, or voting AGAINST, with respect to Lapetus’s nominee on its proxy card is NOT the same as voting FOR our board’s director nominees because a vote against Lapetus’s nominee on its proxy card will revoke any previous proxy submitted by you, including any vote you may have made for our board’s nominees;

•
Proposal 2 — “FOR” the approval of Sale Proposal;

•
Proposal 3 — “FOR” the approval of the proposal to adjourn or postpone the Annual Meeting;

•
Proposal 4(a) — “FOR” approval of the proposal to amend Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement;

•
Proposal 4(b) — “FOR” approval of the proposal to amend Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement;

•
Proposal 4(c) — “FOR” approval of the proposal to amend Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend certain provisions of the Certificate of Incorporation to a majority vote requirement;

•
Proposal 5 — “FOR” approval, on an advisory basis, of the compensation of Verso’s named executive officers;

•
Proposal 6 — “FOR” ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

•
Proposal 7 — “FOR” approval, on an advisory basis, of the Stockholder Rights Plan attached to this Proxy Statement as Appendix E; and

•
Proposal 9 — “AGAINST” the stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

The board of directors does not submit a recommendation regarding Proposal 8 (advisory vote on a majority vote requirement for elections of directors).

The board of directors strongly urges you not to sign or return any proxy card sent to you by Lapetus. If you have already submitted a proxy card that you have received from Lapetus, you may revoke such proxy and vote for the board’s nominees by following the instructions under “How do I change my vote or revoke my proxy?”.
Who is entitled to vote?
The holders of record of Verso’s Class A common stock and Class B common stock at the close of business on December 16, 2019, the record date for the meeting, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on the record date at the meeting and any postponement or adjournment thereof. You are a stockholder of record if your shares of common stock are registered directly in your name with Computershare Inc., our registrar and transfer agent. If your shares are held by a broker, bank or other nominee, then you are not a stockholder of record, but instead you are the beneficial owner of shares held in “street name.” If you hold your shares in “street name,” the broker, bank or other nominee that holds your shares will provide you with information about how to instruct it to vote your shares held in street name at the annual meeting. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares using the WHITE proxy card.
Each outstanding share of Class A common stock and Class B common stock entitles its holder to one vote on each matter voted on at the meeting. For Proposal 1, the election of directors, this means each share of common stock entitles its holder to cast one vote in favor of up to seven nominees for director. The holders of shares of Class A common stock and Class B common stock will vote together as a single class on the proposals to be voted on at the meeting. At the close of business on December 16, 2019, there were 34,704,367 outstanding shares of Class A common stock and no outstanding shares of Class B common stock.
How many shares must be present to conduct business at the meeting?
A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of a majority in voting power of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. Abstentions will be included in the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.
What happens if a quorum is not present at the meeting?
If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or the holders of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the meeting may adjourn the meeting to another place, date or time until a quorum is present. The date, time, place (if any) and means of remote communication (if any) of the adjourned meeting will be announced at the meeting when the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days from the date for which the meeting was originally called or unless after the adjournment a new record date is fixed for the adjourned meeting.
What vote is required to approve each of the proposals?
Proposal 1 — Election of Directors.   Our Amended and Restated Bylaws (“Bylaws”) provide for a plurality voting standard for the election of directors. Under this voting standard, the seven nominees receiving the highest number of affirmative votes cast at the meeting will be elected to serve as directors for a term expiring at our 2020 Annual Meeting of Stockholders and remaining in office until their respective successors are elected and qualified.
Proposal 2 — Sale Proposal.   The approval of the Sale Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of Verso entitled to vote on the Sale Proposal. If you abstain from voting, either in person or by proxy, or you do not vote or do not instruct your broker or other nominee how to vote your shares, the resulting abstention, failure to vote or broker non-vote (if any) will have the same effect as a vote against the Sale Proposal.

Proposal 3 — Proposal to Adjourn or Postpone the Annual Meeting.   The Proposal to Adjourn or Postpone the Annual Meeting will require the approval of the holders of a majority of the voting power of our common stock present in person or by proxy at the Annual Meeting. Abstentions would have the same effect as votes cast against this proposal and broker non-votes (if any) would have no effect on the outcome of the vote on this proposal.
Proposals 4(a), 4(b) and 4(c) — Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to change Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors; (b) Stockholders to Amend the Bylaws; and (c) Stockholders to Amend Certain Provisions of the Certificate of Incorporation.   Stockholders will vote on Proposals 4(a), 4(b) and 4(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Amended and Restated Certificate of Incorporation and the Bylaws will not change unless each of Proposals 4(a), 4(b) and 4(c) are approved. The affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the shares of common stock issued and outstanding on the record date and entitled to vote on these proposals is required to approve each of Proposals 4(a), 4(b) and 4(c). If you abstain from voting, either in person or by proxy, or you do not vote or do not instruct your broker or other nominee how to vote your shares, the resulting abstention, failure to vote or broker non-vote (if any) will have the same effect as a vote against these Proposals. These amendments to Verso’s Amended and Restated Certificate of Incorporation, if approved, will not be effective until we file a certificate of amendment setting forth the amendments with the Secretary of State of Delaware following the Annual Meeting.
Proposal 5 — Advisory Vote on Compensation of Named Executive Officers.   The approval of the compensation of Verso’s named executive officers requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 6 — Ratification of Appointment of Independent Registered Public Accounting Firm.   The ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 7 — Advisory Vote on Adoption of Stockholder Rights Plan.   The approval of the adoption of the Stockholder Rights Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 8 — Advisory Vote on a Majority Vote Requirement for Elections of Directors.   The advisory vote on a majority vote requirement for elections of directors requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 9 — Vote on Stockholder Proposal to Repeal Any Amendments to Verso’s Amended and Restated Bylaws Adopted After June 26, 2019.   The approval of the stockholder proposal to repeal any amendments to the Bylaws adopted after June 26, 2019 requires the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding stock entitled to vote on the election of directors at the meeting. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
It should be noted that Proposal 5 (advisory vote on compensation of named executive officers), Proposal 6 (ratification of appointment of independent registered public accounting firm), Proposal 7 (advisory vote on Adoption of Stockholder Rights Plan) and Proposal 8 (advisory vote on a majority vote requirement for elections of directors) are only advisory votes and are not binding on Verso.
If the advisory vote described in Proposal 8 is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 8, then the board of directors will consider whether to, prior to Verso’s 2020 Annual Meeting of

Stockholders, either adopt a policy or amend Section 2.7 of Verso’s Bylaws, which currently provides that “unless a different or minimum vote on a matter is provided by law, the Certificate, the Bylaws, the rules or regulations of any stock exchange applicable to the Company, or any regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote for such matter, directors are elected by vote of the holders of a plurality of the votes cast.” In making a determination as to the form and scope of a policy or amendment to Section 2.7 of the Bylaws relating to a majority vote requirement, the board of directors expects that it would take into account a variety of factors, including, without limitation, (i) the then composition of Verso’s stockholder base, (ii) the composition of Verso’s stockholder base that voted in favor of Proposal 8 (as well as whether such stockholders (x) make their own decisions relating to the election of directors or (y) delegate or adhere to the recommendations of outside proxy advisory services without independent consideration), (iii) the percentage of outstanding shares of Verso common stock, on a fully diluted basis, that was voted in favor of Proposal 8, (iv) the then composition of the board of directors, including diversity of experience, and (v) the status of Verso’s ongoing strategic review.
If Proposal 8 is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 8, then the board of directors does not intend or expect to consider whether to adopt a policy or amend Section 2.7 of the Bylaws so as to change the plurality vote requirement for director elections.
Regarding Proposal 7, stockholder approval or ratification of the Stockholder Rights Plan is not required by Verso’s Amended and Restated Certificate of Incorporation and the Bylaws, the agreement governing the Stockholder Rights Plan or applicable law. However, the board of directors has decided to request stockholder approval, on an advisory basis, of the Stockholder Rights Plan as Proposal 7 as a matter of sound corporate governance. If Proposal 7 is not approved by the affirmative vote of a majority of the shares entitled to vote thereon, the board of directors, absent unforeseen circumstances, intends to terminate the Stockholder Rights Plan.
The board of directors will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to each advisory vote by the stockholders.
How are votes counted at the meeting?
For Proposal 1 (election of directors), you may vote “FOR” any or all of the director nominees or you may “WITHHOLD” your vote for any or all director nominees. If you withhold your vote from any director nominee, your shares will not be counted in determining the outcome of the election for that nominee.
For Proposal 2 (Sale Proposal), Proposal 3 (Proposal to Adjourn or Postpone the Annual Meeting), Proposal 4 (approval of amendments to Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirements to majority vote requirements for (a) stockholders to remove directors, (b) stockholders to amend the Bylaws and (c) stockholders to amend certain provisions of the Certificate of Incorporation), Proposal 5 (advisory vote on compensation of named executive officers), Proposal 6 (ratification of appointment of independent registered public accounting firm), Proposal 7 (advisory vote on adoption of the Stockholder Rights Plan), Proposal 8 (advisory vote on a majority vote requirement for elections of directors) and Proposal 9 (vote on stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as votes cast “AGAINST” these proposals.
How may I vote my shares?
You may vote your shares either by proxy without attending the meeting or in person at the meeting. We urge you to vote by proxy even if you plan to attend the meeting. That will help us to know as soon as possible that we have a quorum in order to conduct business at the meeting. Returning your proxy card will not affect your right to revoke your proxy or to attend the meeting and vote in person.

How do I vote my shares by proxy?
If you are a stockholder of record and want to vote your shares by proxy without attending the meeting, you may vote on the Internet, by telephone or by mail by following the instructions below, which also are printed on your proxy card:
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Internet — If voting on the Internet, please refer to the instructions on the enclosed WHITE proxy card when you access the website; and follow the prompts to vote your shares.

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Telephone — If voting by telephone, please refer to the instructions on the enclosed WHITE proxy card when using any touch-tone telephone; have your proxy card available when you make the call.

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Mail — If voting by mail, please mark, sign and date your WHITE proxy card, then detach it from the voting instructions, and return the WHITE proxy card in the included postage-prepaid envelope.

If you are a beneficial owner of shares held in street name, then your broker, bank or other nominee will provide you with information about how to provide it with voting instructions, so that it may vote your shares as you direct. You can provide voting instructions to your broker, bank or other nominee by properly completing, signing, dating and returning by mail the voting instruction form that it provides to you. In the alternative, if your broker, bank or other nominee offers telephone or Internet voting options, you can provide your voting instructions by telephone or on the Internet by following the voting instructions that your broker, bank or other nominee provides to you. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares with the WHITE proxy card.
What should I do if I receive a blue proxy card from Lapetus?
Lapetus has nominated three nominees for election to the board of directors at the Annual Meeting, in opposition to three of the nominees recommended by our board of directors. If Lapetus proceeds with its opposition nominations, you may receive proxy solicitation materials from Lapetus, including an opposition proxy statement and a blue proxy card. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by Lapetus or any other statements that Lapetus may make.
If you have already voted using a proxy card received from Lapetus, you have every right to change your vote and revoke your prior proxy, by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy you submit will be counted. If you have any questions or need assistance voting, please call Verso’s proxy solicitor, MacKenzie Partners, Inc. Stockholders may call toll free at 1-800-322-2885.
After due consideration, our board of directors does not endorse any Lapetus nominee and unanimously recommends that you disregard any proxy card or solicitation materials that may be sent to you by Lapetus. Voting to WITHHOLD, or voting AGAINST, with respect to any Lapetus nominee on its proxy card is NOT the same as voting for the nominees of Verso’s board of directors, because a vote to WITHHOLD, or a vote AGAINST, with respect to any Lapetus nominee on its proxy card will revoke any proxy you previously submitted, including any proxy that you previously submitted voting for our board’s nominees.
How do I vote my shares in person?
If you are a stockholder of record and attend the meeting, you may vote at the meeting by delivering your completed proxy card in person. In the alternative, you may vote at the meeting by completing and submitting a ballot in person. We will distribute ballots to stockholders of record who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name, you may vote at the meeting only if you obtain and bring to the meeting a “legal proxy” from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

What is the deadline to ensure my shares are voted if I do not attend the meeting?
If you are a stockholder of record, your proxy should be received by telephone or the Internet by 11:59 p.m. (Eastern Time) on January 30, 2020, to ensure your shares are voted at the meeting. If you are a stockholder of record, you also have the option of completing, signing, dating and returning your proxy card so that it is received by Verso before the polls close at the meeting in order for your shares to be voted at the meeting. If you are a beneficial owner of shares, you should comply with the deadlines included in the voting instructions provided by the broker, bank or other nominee that holds your shares.
If I return my WHITE proxy card without specifying voting instructions on it, will my shares be voted?
If you are a stockholder of record and return your signed and dated WHITE proxy card (or you are a beneficial owner who instructed your broker, bank or other nominee to return a WHITE proxy card) without indicating voting instructions on the WHITE proxy card, your shares will be voted in accordance with the recommendations of our board of directors for Proposals 1, 2, 3, 4, 5, 6, 7 and 9, and counted as abstaining on Proposal 8. See “How does the board of directors recommend that I vote on these proposals?”
What are broker non-votes and how do they affect voting?
A “broker non-vote” occurs when a broker, bank or other nominee that holds shares in street name for a beneficial owner exercises its discretion to vote the shares on a routine item at a meeting, but is not permitted to vote these shares on one or more non-routine items at the meeting as a result of not having received voting instructions on the non-routine item(s) from the beneficial owner. In such event, the shares will be voted on the routine item(s) in the manner directed by the nominee and will constitute broker non-votes on each of the non-routine items. As we expect the nature of this meeting to be contested, we anticipate that there will not be any “broker non-votes”. Although not anticipated, if there are broker non-votes in connection with the Annual Meeting, broker non-votes would be treated as votes AGAINST the adoption of Proposals 2, 4(a), 4(b), 4(c) and 9, but would not affect the outcome of the adoption of any other proposal.
How do I change my vote or revoke my proxy?
Your attendance at the meeting, by itself, will not revoke your proxy or change your vote. If you are a stockholder of record, you may revoke your proxy or change your vote at any time before the polls are closed at the meeting by taking any of the following actions: properly completing, signing, dating and returning another proxy card with a later date; voting in person at the meeting; or giving written notice of your revocation to our Secretary. You may also revoke a previously submitted proxy and change your vote by submitting a later dated proxy via telephone or Internet by the deadlines specified above under “What is the deadline for voting my shares if I do not attend the meeting?” Only the latest validly executed proxy that you submit will be counted. If you are a beneficial owner of shares held in street name, you may revoke your proxy and change your vote only by submitting new voting instructions to the broker, bank or other nominee that holds your shares by the deadlines provided by such broker, bank or other nominee, or by obtaining a legal proxy from your nominee giving you the right to vote your shares in person at the meeting and attending and voting at such meeting.
If you have previously signed a proxy card sent to you by Lapetus, you have every right to change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card.   Submitting a proxy card sent to you by Lapetus — even if you withhold your vote on, or vote against, the Lapetus nominees — will revoke any votes you previously made via our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our board of directors, you should disregard any proxy card that you receive that is not a WHITE proxy card and not return any proxy card that you may receive from Lapetus, even as a protest.
Who will count the votes?
Verso has retained First Coast Results as the independent inspector of election to tabulate and certify the stockholder votes.

Who pays for the proxy solicitation and how will Verso solicit votes?
Verso will pay all costs associated with its solicitation of proxies. Verso’s directors and certain of Verso’s regular officers and employees in the ordinary course of their employment may solicit proxies in person or by mail, telephone, facsimile or e-mail. We will reimburse their expenses for doing this. We also will reimburse any costs incurred by brokers, banks and other nominees to forward Verso’s proxy solicitation materials to beneficial owners. We have retained MacKenzie Partners, Inc. to assist with the solicitation of proxies.
As a result of the potential proxy solicitation by Lapetus, we will incur additional costs in connection with our solicitation of proxies. We have hired MacKenzie Partners, Inc., a proxy solicitation firm, to assist us in soliciting proxies for a fee of  $325,000. MacKenzie Partners, Inc. expects that approximately 25 of its employees will assist in the solicitation. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating Verso’s proxies. The total amount to be spent for Verso’s solicitation of proxies from stockholders for the annual meeting in excess of that normally spent for an annual meeting is estimated to be approximately $1,300,000, approximately $600,000 of which has been accrued to date.
Where can I find the results of the stockholder votes at the meeting?
We will disclose the results of the stockholder votes at the meeting in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the meeting. The report also will be available on Verso’s website at www.versoco.com on the “Investors” page. The information on our website is not a part of this Proxy Statement.
How can I obtain a copy of the Company’s 2018 Annual Report?
We have included with this Proxy Statement a copy of our 2018 Annual Report on Form 10-K, as amended for the year ended December 31, 2018. The 2018 Annual Report also is available on Verso’s website at www.versoco.com on the “Investors” page. The 2018 Annual Report and the information on our website are not a part of this Proxy Statement.
In addition, we will furnish, without charge, to each person whose proxy is being solicited, upon request of any such person, a copy of our 2018 Annual Report, as filed with the SEC, including the consolidated financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Copies of any exhibit to the 2018 Annual Report will be forwarded upon receipt of a written request to our Secretary at the address above, subject to a charge for copying and mailing.
What are the U.S. federal income tax consequences of the Sale Transaction to U.S. stockholders?
We refer to the proposed sale of our Androscoggin mill, located in Jay, Maine, and our Stevens Point mill, located in Stevens Point, Wisconsin to Pixelle as the “Sale Transaction”. The Sale Transaction is a corporate action. Generally, the Sale Transaction will not produce any separate and independent U.S. federal income tax consequences to our U.S. stockholders. See “Proposal 2 —The Sale Proposal — Material U.S. Federal Income Tax Consequences of the Sale Transaction” beginning on page 61. This Proxy Statement does not address any U.S. federal income tax consequences of a return to the stockholders of any portion of the anticipated net proceeds from the Sale Transaction.
Who can I contact with questions?
Verso has engaged MacKenzie Partners to act as proxy solicitor. You may contact them as follows:
1407 Broadway, 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
(212) 929-5500
or
Toll-Free (800) 322-2885

BACKGROUND OF THE SOLICITATION ON PROPOSAL 1 — ELECTION OF DIRECTORS
Lapetus
Lapetus Capital II LLC is a private investment manager that, together with certain of its affiliates (collectively referred to herein as “Lapetus”), beneficially owned 2,385,203 shares (approximately 6.9%) of Verso’s Class A common stock as of December 16, 2019. Atlas Capital Resources II LP, a Delaware limited partnership (“ACR II”), is the majority and controlling member of Lapetus. ACR II is an affiliate of Atlas Holdings LLC (“Atlas”).
Blue Wolf
Blue Wolf Capital Partners LLC is a middle market private equity firm that, through certain of its affiliates listed below (collectively referred to herein as “Blue Wolf”), beneficially owned 795,064 shares (approximately 2.3%) of Verso’s Class A common stock as of December 16, 2019. Each of BW Coated LLC, Blue Wolf Capital Fund IV, L.P., Blue Wolf Capital Advisors IV, L.P. and Blue Wolf Capital Advisors IV, LLC is controlled by Adam Blumenthal.
Chronology
On November 21, 2016, Verso engaged Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) as Verso’s financial advisor, to assist Verso in a review of its corporate strategic position and to help Verso identify certain strategic alternatives.
On September 21, 2017, Verso announced the formation of a “Strategic Alternatives Committee” to review potential strategic alternatives. Beginning in October of 2017, Verso with the assistance of its advisors engaged in discussions with third-parties regarding a potential sale of either the paper mill located in Stevens Point, WI or the paper mill located in the Jay (Androscoggin), Maine or both of the mills (the facilities located in Stevens Point, Wisconsin and Jay (Androscoggin), Maine) (the “Mill Sale Option”).
On October 10, 2017, Verso engaged Houlihan Lokey to advise it with respect to the Mill Sale Option.
On December 22, 2017, while Verso was pursuing the Mill Sale Option, an affiliate of Lapetus, Atlas, together with Blue Wolf delivered to Verso a non-binding cash acquisition proposal for all of the outstanding shares of Verso (the “ABW Initial Proposal”).
On December 24, 2017, the Strategic Alternatives Committee met to discuss the ABW Initial Proposal and determined to call a meeting of the board of directors of Verso. On December 26, 2017, the board of directors of Verso met to discuss the ABW Initial Proposal, and thereafter informed Atlas and Blue Wolf that a binding non-disclosure agreement would be required before Verso would engage in any further discussions. Between December 26, 2017 and January 10, 2018, legal advisors of Verso and Atlas and Blue Wolf negotiated a non-disclosure agreement, which was executed on January 10, 2018.
On January 16, 2018, Verso publicly announced that the Strategic Alternatives Committee had, at the direction of the board, expanded its evaluation of potential transaction alternatives beyond a Mill Sale Option to include other alternatives, including but not limited to, a potential sale or merger of the entire Company.
From January 2018 through March 2018, Verso solicited and received updated proposals and engaged in ongoing negotiations with several potential counterparties for both the Mill Sale Option and a sale of the entire Company.
On March 9, 2018, Atlas and Blue Wolf submitted a revised proposal to the board (the “ABW Revised Proposal”), proposing to combine Verso with Twin Rivers Paper Company (“Twin Rivers”), a wholly owned subsidiary of Atlas and Blue Wolf, in exchange for cash and certain equity in the resulting combined public company. As a result of negotiations with Verso and its advisors, on March 21, 2018, Atlas and Blue Wolf submitted a revised proposal to Verso’s board of directors increasing their proposed per share valuation of Verso. On March 28, 2018, as a result of further negotiations with Verso and its advisors, Atlas and Blue Wolf increased the maximum cash component of their offer.

On April 4, 2018, with no prior notice to Verso or its representatives, Twin Rivers announced the execution of a definitive agreement for the acquisition of a paper mill located in Pine Bluff, Arkansas.
Between April 11, 2018 and May 2, 2018, Verso, Atlas and Blue Wolf with the assistance of their respective advisors negotiated a non-binding term sheet in connection with the ABW Revised Proposal, which was agreed by the parties on May 2, 2018.
Between May 2, 2018 and June 19, 2018, Verso, Atlas and Blue Wolf, with the assistance of their respective advisors, began a review of business, financial and legal matters and negotiating definitive documents in accordance with the agreed upon term sheet. During the diligence and negotiation period, the Verso board of directors became aware of certain material concerns regarding the ABW Revised Proposal, including (but not limited to) consent and timing concerns related to union ratification, and the unavailability of Twin Rivers U.S. GAAP audited financial statements, which would be required for Verso stockholder approval of the ABW Revised Proposal. Verso was aware of the existence of Twin Rivers Canadian GAAP audited financial statements, but the lack of Twin Rivers U.S. GAAP audited financials was previously undisclosed to Verso.
In June of 2018, Verso’s stock price fluctuated and between June 11, 2018 and June 19, 2018, Verso and Atlas and Blue Wolf held discussions regarding Verso’s increased stock price and a potential increase in transaction consideration to be paid by Atlas and Blue Wolf , but did not reach agreement on revised terms.
On June 19, 2018, the Verso board of directors, after a review and in consultation with its financial and legal advisors, unanimously concluded to terminate discussions relating to the ABW Revised Proposal.
Between June 20, 2018 and July 20, 2018, certain members of the board and representatives from Atlas and Blue Wolf discussed a potential revival of the ABW Revised Proposal, but such discussions were unsuccessful.
From June 2018 to February 2019, Verso senior management and the board of directors continued to review the potential long-term value that Verso’s stockholders might achieve as a result of Verso’s stand-alone strategic plan and compared those values to the values that might be achieved in a strategic transaction.
In December 2018, the Verso board of directors initiated review of independent director candidates for the Annual Meeting and conducted screening interviews throughout the first three quarters of 2019.
On March 28, 2019, Verso re-engaged Houlihan Lokey, as Verso’s financial advisor, to advise Verso on potential strategic transactions.
From March 28, 2019 to November 12, 2019, at the direction of the Verso board of directors, Houlihan Lokey contacted and had discussions with multiple third parties interested in a potential strategic transaction with Verso, including with representatives from Atlas and Blue Wolf. At the direction of the Verso board of directors, all third parties were informed by Verso’s advisors that a customary non-disclosure agreement was a prerequisite for further discussions of a proposed strategic transaction, and any proposed transaction would require communication with, and consent of, the Verso board of directors.
On June 12, 2019, Houlihan Lokey informed the Verso board of directors that Atlas verbally conveyed its intention to conduct a tender offer for approximately 46% of Verso’s publicly traded stock.
On June 13, 2019, Verso announced that the Verso board of directors had approved the adoption of a limited duration stockholder rights plan (the “Rights Plan”) and had reengaged Houlihan Lokey as Verso’s financial advisor.
On June 14, 2019, Atlas and Blue Wolf submitted a written proposal to Verso to acquire shares of Class A common stock of Verso through a cash tender offer, after which they would own approximately 50.2% of Verso on a fully diluted basis (the “ABW Re-Revised Proposal”).
On or about June 16, 2019, Verso, through its advisors, communicated to Atlas and Blue Wolf its willingness to enter into a customary confidentiality agreement with Atlas and Blue Wolf in order to explore whether a negotiated transaction could be reached. Atlas and Blue Wolf declined to execute Verso’s proposed confidentiality agreement, and on June 20, 2019 proposed its own form of confidentiality agreement, which contained a “blow-out” provision that would have forced Verso to publicly release all material non-public information covered by the confidentiality agreement upon the expiration of a sixty day period and omitted a customary standstill provision.
On June 17, 2019, Verso announced the effectiveness of the Rights Plan.
On June 26, 2019, Lapetus, an affiliate of Atlas, delivered to Verso a formal notice (the “Nomination Notice”) of its intention to nominate four nominees — Marvin Cooper, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe (each a “Nominee” and together the “Nominees”) for election to the board at Verso’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). In the Nomination Notice, each of the Nominees consented to be named as a nominee for director in Verso’s proxy statement for the Annual Meeting and to serve if elected. The Nomination Notice included a stockholder proposal seeking stockholder approval to repeal any amendments to the Bylaws made after June 26, 2019.
On July 1, 2019, Verso delivered a letter (the “July 1st Letter”) to Atlas and Blue Wolf stating that the Verso board of directors, after a comprehensive review and in consultation with its financial and legal advisors, unanimously concluded that the ABW Re-Revised Proposal was inadequate and contrary to the best interests of Verso and its stockholders. In the July 1st Letter, Verso further indicated its willingness to engage in discussions on a transaction that would maximize value for all Verso stockholders, subject to entering into a customary confidentiality agreement.
Also on July 1, 2019, Verso delivered a letter to Lapetus stating that a representative of Verso would contact Lapetus and its Nominees to schedule preliminary screening interviews with each of the Nominees.
On July 5, 2019, Verso contacted Willkie Farr & Gallagher LLP, counsel to Lapetus and Atlas (“Willkie”) for assistance in scheduling interviews with the four Nominees, and Verso proposed dates for such interviews.
On July 16, 2019, certain members of the Verso board of directors Corporate Governance and Nominating Committee conducted telephonic interviews with each of the four Nominees.
On July 18, 2019, Atlas and Blue Wolf delivered a letter to Verso reaffirming the terms of the ABW Re-Revised Proposal (the “July 18th Proposal”). The July 18th Proposal outlined Atlas and Blue Wolf’s track record as investors in North American pulp, paper and packaging companies, and specifically noted that they were not proposing a combination between Verso and Twin Rivers Paper Company, a paper company owned by Atlas and Blue Wolf, as previously had been proposed in connection with the 2018 Transaction. The July 18th Proposal also restated the qualifications and expertise of the Nominees submitted by Lapetus in the Nomination Notice.
On July 21, 2019, the Verso board of directors met to discuss, among other things, the ABW Re-Revised Proposal and discussed, among other things, the Nomination Notice in light of the July 18th Proposal. The Verso board of directors directed Akin Gump Strauss Hauer & Feld LLP, counsel to Verso (“Akin Gump”), to obtain additional information from Willkie regarding the Nomination Notice and the ABW Re-Revised Proposal. The Verso board of directors also discussed its assessments of current director candidates (other than the Nominees) and whether to increase the size of the Verso board of directors.
On July 22, 2019, representatives from Akin Gump and Willkie had a conference call (the “July 22nd Call”). Representatives from Willkie communicated to representatives from Akin Gump that Atlas was willing to negotiate a confidentiality agreement in connection with the ABW Re-Revised Proposal, provided that such confidentiality agreement include an express provision to allow Lapetus to submit the Nominees pursuant to the Nomination Notice.
On July 28, 2019, the Verso board of directors met to discuss, among other things, the July 18th Proposal and subsequent discussions between representatives of Akin Gump and Atlas and directed Houlihan Lokey to engage in further discussions with Atlas related to the ABW Re-Revised Proposal. The Verso board of directors also discussed director candidates, including the interviews held to date, and coordinated scheduling additional interviews with candidates.

On August 1, 2019, representatives from Willkie sent representatives from Akin Gump an email proposing (i) a $300 million minority investment by Atlas and Blue Wolf and (ii) that Verso add three of the four of Lapetus’s proposed nominees (Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe) to the Verso board of directors effective immediately and Lapetus would simultaneously withdraw its Nomination Notice (the “August 1st Email”).
On August 3, 2019, Verso delivered a letter (the “August 3rd Letter”) to Atlas and Blue Wolf in response to the July 18th Proposal and the August 1st Email, stating that an offer for less than all of Verso’s stock would create an inequitable situation for Verso’s stockholders. In the August 3rd Letter, Verso encouraged Atlas and Blue Wolf to propose a transaction that would maximize value for all Verso stockholders, subject to entering into a customary confidentiality agreement.
On August 9, 2019, Atlas and Blue Wolf delivered a letter to Verso withdrawing “all prior proposals” to Verso, and restated their support for the Nominees submitted in the Nomination Notice and there was no further discussion with respect to a strategic transaction.
Between July 8, 2019 and August 14, 2019, members of the Verso board of directors Corporate Governance and Nominating Committee, in consultation with its search firm and legal advisors, interviewed multiple board candidates.
On August 7, August 10, August 26, September 4 and September 8, 2019, the Verso board of directors met to discuss, among other things, the slate of potential director candidates to be nominated at the Annual Meeting.
On September 20, 2019, Lapetus filed a Schedule 13D (the “Lapetus Schedule 13D”) on behalf of itself and certain affiliated entities, disclosing a 6.69% aggregate ownership interest in Verso. Also on September 20, 2019, Blue Wolf filed a Schedule 13D (the “Blue Wolf Schedule 13D”) on behalf of itself and certain affiliated entities, disclosing a 0.71% aggregate ownership interest in Verso. Each of the Lapetus Schedule 13D and the Blue Wolf Schedule 13D disclosed that Lapetus and Blue Wolf had entered into an informal oral agreement in order to “(i) consult with each other with respect to their investment in Verso; (ii) coordinate all trading in shares of Common Stock; and (iii) to vote all shares of Common Stock with respect to which it has sole voting power in favor of the persons nominated by Lapetus and certain of its affiliates for election to the board of directors” at the Annual Meeting.
On September 23, 2019, Verso received a demand letter from Lapetus (the “First Demand Letter”) to inspect Verso’s stockholder list, pursuant to Section 220 of the General Corporation Law of the State of Delaware.
On September 30, 2019, Akin Gump provided an initial response to Lapetus on the First Demand Letter.
On October 2, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D noting a change in ownership interest in Verso to 7.48%. Also on October 2, 2019, Blue Wolf filed an amendment to the Blue Wolf Schedule 13D noting a change in ownership interest in Verso to 0.97%.
On October 3, 2019, Verso announced that the Annual Meeting would be held on January 21, 2020.
On October 10, 2019, Verso received a letter from Richards Layton & Finger, P.A. (“RLF”), Delaware counsel to Lapetus, requesting a response to the First Demand Letter by October 18, 2019.
Also on October 10, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D noting a change in ownership interest in Verso to 7.18%. Also on October 10, 2019, Blue Wolf filed an amendment to the Blue Wolf Schedule 13D noting a change in ownership interest in Verso to 2.39%. Each of the amended Schedule 13D filings disclosed that, on October 7, 2019, an affiliate of Blue Wolf entered into a Stock Purchase Agreement with affiliates of Lapetus, pursuant to which the Blue Wolf entity acquired 395,505 shares of common stock of Verso from the Lapetus entities. For such shares, the Blue Wolf entity paid an aggregate purchase price of  $4,948,812.50 in cash at the closing and agreed to pay up to an additional $1,573,101.35 based on the subsequent sale of shares of common stock by the Blue Wolf entity.
On October 18, 2019, Verso delivered a response (the “October 18 Response Letter”) to the First Demand Letter to representatives of Lapetus, stating that requested stockholder information would be available after December 16, 2019, which was the record date set in connection with the annual meeting of stockholders. The October 18 Response Letter stated that Verso’s proxy solicitor would make available to Lapetus the stock list materials customarily provided for purposes of enabling communication with stockholders concerning solicitation of proxies.
On October 22, 2019, Lapetus resubmitted its Nomination Notice in connection with the announced date of the Annual Meeting, in a form substantially similar to the Nomination Notice submitted on June 26, 2019, including the original four Nominees.
On October 24, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D noting a change in ownership interest in Verso to 7.46%. The amended Schedule 13D filing disclosed that, by virtue of the agreements and arrangements among Lapetus reporting persons and the Blue Wolf reporting persons, Lapetus may be deemed members of a “group” with Blue Wolf. If the Lapetus reporting persons and Blue Wolf reporting persons are deemed to have formed a “group,” as of October 22, 2019, such group may be deemed to have an approximately 9.94% ownership interest in the company.
Also on October 24, 2019, Akin Gump provided an update on the resubmitted Nomination Notice to the Verso board of directors at the Verso board meeting.
Effective November 11, 2019, the Verso board of directors announced that Verso had agreed to sell its Stevens Point and Androscoggin Mills to Pixelle for an aggregate purchase price of  $400 million, subject to certain terms and conditions, and that Adam St. John, formerly Verso’s Senior Vice President of Manufacturing, had been appointed Verso’s Chief Executive Officer and a director.
Also effective November 11, 2019, the Verso board of directors increased the size of the Verso board of directors from five directors to seven directors.
Effective November 14, 2019, the Verso board of directors filled the vacancies created and appointed Nancy M. Taylor and Randy J. Nebel as directors.
On November 22, 2019, the Verso board of directors Corporate Governance and Nominating Committee recommended to the board and the board nominated for election as a director at the meeting the following seven directors: Alan J. Carr, Eugene I. Davis, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor.
On November 25, 2019, Messrs. Carr and Davis, the Co-Chairpersons of the Corporate Governance and Nominating Committee, sent a letter to Lapetus stating that the Verso board of directors had received the nominations and proposal, had thoroughly evaluated the qualifications of the nominees and the terms of the proposal, and had chosen not to endorse any of Lapetus’s nominees or Lapetus’s proposal at the Annual Meeting.
On November 27, 2019, Verso received from Lapetus a response to the October 18 Response Letter with respect to Lapetus’s First Demand Letter.
On December 3, 2019, Atlas and Blue Wolf, on behalf of Lapetus, Atlas and Blue Wolf, issued to the Verso board of directors a letter (the “December 3 Letter”) written in reaction to Verso’s recent earnings release, Verso’s announcement of the sale of Verso’s Stevens Point and Androscoggin Mills and Verso’s announcement regarding the Annual Meeting.
Also on December 3, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D (i) noting a decrease in ownership interest to 6.72% and (ii) attaching the December 3 Letter. Also on December 3, Blue Wolf filed an amendment to the Blue Wolf Schedule 13D (i) noting a decrease in ownership interest to 2.24% and (ii) attaching the December 3 Letter. The amended Lapetus Schedule 13D and Blue Wolf Schedule 13D filings also noted that the combined ownership interest in Verso, if the Lapetus reporting persons and the Blue Wolf reporting persons are deemed to have formed a “group,” decreased to approximately 8.96%.
Also on December 3, 2019, counsel representing Verso contacted counsel representing Lapetus regarding the contents of the December 3 Letter.
On December 4, 2019, at the request of Verso, Houlihan Lokey contacted representatives of Lapetus and Blue Wolf to informally inquire whether they would potentially settle for one of seven nominees or two of nine nominees. Also on December 4, 2019, Akin Gump contacted Willkie and had a brief discussion.

On December 5, 2019, Lapetus filed a preliminary proxy statement on Schedule 14A (the “Lapetus Preliminary Proxy”) setting forth its three nominees for election as director at the Annual Meeting: Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe (the “Lapetus Nominees”).
On December 6, 2019, Houlihan Loukey, on behalf of Verso, contacted Willkie to discuss the December 3 Letter.
Also on December 6, 2019, Verso received a letter from RLF regarding a separate and distinct request pursuant to Section 220 of the General Corporation Law of the State of Delaware seeking a demand to inspect certain books and records of the Company (the “Second Demand Letter”). Also on December 6, 2019, Akin Gump sent a response to RLF responding to the November 27th correspondence on the First Demand Letter.
On December 7, 2019, the Verso board of directors held a telephonic meeting to discuss, among other things, the contents of December 3 Letter, the Lapetus Nominees, the Lapetus Preliminary Proxy and the Second Demand Letter.
Also on December 7, 2019, Akin Gump contacted and discussed with Willkie the December 3 Letter, the Lapetus Nominees, the Lapetus Preliminary Proxy and the Second Demand Letter. Akin Gump, acting at the direction of the Verso board of directors, inquired, on a preliminary basis, as to the possibility of a negotiated settlement in which one Lapetus Nominee would be included on the Company’s director nominee slate. Willkie, acting on behalf of Atlas and Blue Wolf, rejected this as a possibility and indicated that Atlas and Blue Wolf would only consider a settlement in which all three Lapetus Nominees were included on the Company’s director nominee slate.
On December 8, 2019, the Verso board of directors held a telephonic meeting to continue discussions regarding, among other things, the December 3 Letter, the Lapetus Nominees, the Lapetus Preliminary Proxy and the Second Demand Letter and to receive a report from Akin Gump regarding its December 7th discussions with Willkie. The Verso board of directors discussed possible alternatives in light of Akin Gump’s discussion with Willkie and, following such discussions, instructed Akin Gump to make a one day settlement offer to Atlas and Blue Wolf whereby the Board would include two Lapetus Nominees — Sean T. Erwin and Jeffrey E. Kirt — in the Company’s director nominee slate and Alan J. Carr and Eugene I. Davis, Co-Chairmen of the board of directors, would agree to not seek re-election at the Annual Meeting. The settlement offer was to be made subject to a customary cooperation agreement, that would include a customary standstill covenant restricting, among other things, Atlas and Blue Wolf’s ability to engage in proxy solicitations in connection with any annual or special meeting of stockholders, and would have a term through June 30, 2021 (such that it covered Verso’s annual meetings for the years 2019, 2020 and 2021), as well as a request for Atlas and Blue Wolf to vote in favor of the Pixelle transaction.
Also on December 8, 2019, Akin Gump contacted Willkie by telephone and conveyed the settlement offer. Willkie contacted Akin Gump later that day and conveyed that the settlement offer was “constructive” but stated that representatives of Atlas and Blue Wolf would need to meet with certain members of the Verso board of directors prior to executing a settlement agreement, Atlas and Blue Wolf could not contractually agree to vote in favor of the Pixelle transaction, and Atlas and Blue Wolf requested reimbursement of fees of  $1 million. Following such telephone communications, Akin Gump prepared and delivered to Willkie a draft cooperation agreement, which draft cooperation agreement included the proposed settlement offer terms and conditions, as well as two terms that were included in brackets for further discussion: (i) an agreement by Atlas and Blue Wolf to vote in favor of the Pixelle transaction and (ii) an expense reimbursement provision in which Verso would reimburse Atlas and Blue Wolf for certain out-of-pocket expenses, up to $50,000, incurred in connection with the Lapetus nominations.
On December 9, 2019, Willkie delivered to Akin Gump a revised draft of the cooperation agreement, which, among other changes: (i) required the immediate expansion of size of the board of directors from seven to nine directors until the Annual Meeting and that the newly created vacancies be filled by two Lapetus nominees — Sean T. Erwin and Jeffrey E. Kirt; (ii) removed all minimum ownership requirements in connection with Atlas and Blue Wolf’s director nomination rights; (iii) removed certain governance protections related to Atlas and Blue Wolf’s ability to replace directors in the event either Mr. Erwin or Mr. Kirt became unable or unwilling to serve during the term of the agreement, including removing requirements that replacement directors submit director and officer questionnaires; (iv) revised the confidentiality provisions to allow the two new nominees to more freely share information with Atlas and Blue Wolf and removed the indemnity for any trading in the Company stock by Atlas and Blue Wolf; (v) revised the standstill covenant to allow Atlas and Blue Wolf to enter into voting arrangements, form 13(d) groups, acquire additional stock, solicit proxies to oppose Verso proposals to be voted on at special meetings, make proposals or statements with respect to business combinations or other type of transactions; (vi) shortened the term of the standstill period contained in the cooperation agreement from June 30, 2021 to December 31, 2020; and (vii) included a required payment of  $700,000 to Atlas and Blue Wolf in connection with, or related to, Atlas and Blue Wolf’s interactions with Verso in lieu of the bracketed $50,000 expense reimbursement. Shortly following distribution by Willkie of the revised cooperation agreement, Akin Gump and Willkie spoke by telephone during which discussion Akin Gump expressed concerns relating to each of the aforementioned proposed changes but agreed to facilitate the requested in-person meeting.
On December 10, 2019, Mr. Scheiwe and Mr. Shuster met for breakfast with each of Tim Fazio, a Managing Partner of Atlas, Adam Blumenthal, a Managing Member of Blue Wolf and Michael Sher, an Atlas Partner (the “December 10 Breakfast”). At the December 10 Breakfast, Messrs. Fazio, Blumenthal and Sher conveyed ways that they expected they would participate in the Company’s operations while still being able to maintain the right to acquire or dispose of the Company’s stock.
Also on December 10, 2019, the Verso board of directors met to discuss, among other things, the revised draft of the cooperation agreement provided on December 9th by Willkie and the December 10th Breakfast meeting. Following these discussions, the Verso board of directors directed Akin Gump to communicate to Willkie that any settlement would have to be on substantially similar terms as reflected in the draft cooperation agreement delivered by Akin Gump on December 8th, other than the request to vote in favor of the Pixelle transaction. Akin Gump delivered this message to Willkie over the telephone later that day. During that telephonic conversation, Willkie indicated that the parties were unlikely to reach a settlement on those terms because Atlas and Blue Wolf would not agree to the requested customary standstill and standstill period but requested a revised draft of the cooperation agreement. Akin Gump agreed that no deal was likely to be reached, given the parties’ highly different positions. Akin Gump updated the Verso board of directors of its discussions with Willkie and based upon the Verso board of directors authorization to issue the December 10th press release described below, Akin Gump did not deliver a revised cooperation agreement to Willkie and settlement discussions with respect to two board seats ceased.
Following the cessation of settlement discussions on December 10, 2019, Verso issued a press release announcing, among other things: (i) the Verso board of director’s nomination of Dr. Robert K. Beckler to stand for election at the Annual Meeting; (ii) Mr. Carr’s and Mr. Davis’s decision not to stand for re-election at the Annual Meeting; (iii) the Company’s expectation to announce an additional director nominee for the Annual Meeting on or prior to December 17, 2019; and (iv) the failed cooperation agreement negotiations.
Promptly after the issuance of the December 10th Verso press release, the Verso board of directors authorized Akin Gump to orally offer to Atlas and Blue Wolf a potential settlement for the one remaining vacant board seat substantially on the terms and conditions reflected in Akin Gump’s December 8th draft cooperation agreement, other than the request to vote in favor of the Pixelle transaction. Akin Gump contacted Willkie via telephone on December 10, 2019 and via email on December 11, 2019 to indicate Akin Gump’s willingness to speak to Willkie. Willkie confirmed via email on December 11, 2019 that Willkie had not returned Akin Gump’s call and was only seeking the revised cooperation agreement orally discussed on December 10, 2019, which draft reflected a potential settlement for two board seats. In a reply email on December 11, 2019, Akin Gump notified Willkie that Akin Gump’s understanding of the prior December 10, 2019 telephonic conversation concluded in Willkie conveying there was no deal to be had. Akin Gump offered to continue telephonic discussions if Willkie wanted to do so. Akin Gump did not receive a reply call or email from Willkie and therefore did not convey the offer to settle for the one remaining vacant board seat and such potential settlement offer expired.
On December 11, 2019, Verso filed a separate preliminary proxy statement related to seeking stockholder approval on the Sale Transaction.

On December 12, 2019, the Lapetus Schedule 13D was amended to describe the Lapetus Preliminary Proxy, the Second Demand Letter and the December 10 Breakfast. Also on December 12, 2019, the Blue Wolf Schedule 13D was amended to describe the Lapetus Preliminary Proxy, the December 7th discussions and the December 10 Breakfast.
On December 13, 2019, Atlas and Blue Wolf issued a joint press release on their continued concerns with Verso and Lapetus and filed a Schedule 14A attaching the joint press release.
Also on December 13, 2019, Akin Gump provided an initial response to Lapetus on the Second Demand Letter.
On December 16, 2019, the Verso board of directors met to discuss, among other things: (i) the nomination of Paula H.J. Cholmondeley to stand for election at the Annual Meeting; (ii) the approval of the seven Company nominees to stand for election at the Annual Meeting; and (iii) the Second Demand Letter and approved the Company’s seven nominees to stand for election at the Annual Meeting.
On December 18, 2019, Lapetus filed Amendment No. 1 to the Lapetus Preliminary Proxy and disclosed an increased beneficial ownership by Lapetus of 2,385,203 shares (6.9%) and by Blue Wolf of 795,064 shares (2.3%), a combined total of 3,180,267 shares of the Company’s Class A Common Stock (9.2%). Also on December 18, 2019, Lapetus and other participants made available a presentation relating to Verso Corporation and filed it with the SEC.
Also on December 18, 2019, Akin Gump and RLF discussed the First Demand Letter and the Second Demand Letter.
On December 21, 2019, the Verso board of directors met to discuss the status of the SEC review and comment process on the Annual Meeting preliminary proxy statement and the preliminary proxy statement filing made December 11, 2019 for seeking stockholder approval of the Sale Transaction. Based upon completing the review process of the preliminary proxy related to the Sale Transaction earlier than anticipated, Verso had the ability to schedule a single stockholder meeting to vote upon the Sale Transaction at the Annual Meeting. The Verso board of directors discussed the benefits of holding a single stockholder meeting using a single proxy card covering all proposals and then, with Messrs. Carr and Davis (who are not standing for re-election at the Annual Meeting) recusing themselves from the board meeting, authorized a change to the Annual Meeting date from January 21 to January 31, 2019 to hold a single meeting, which was announced on December 23, 2019.
On December 23, 2019, Verso announced that the Annual Meeting would be held on January 31, 2020 and would include the Sale Proposal.
Also on December 23, 2019, Atlas and Blue Wolf issued a joint press release on the January 31 Annual Meeting date and filed a Schedule 14A attaching the joint press release (“December 23rd ABW Press Release”).
On December 24, 2019, Verso issued a press release responding to the December 23rd ABW Press Release.

Proposal 1 — Election of Directors
Our board of directors currently consists of seven directors. On November 11, 2019, our board of directors appointed Adam St. John, formerly our Senior Vice President of Manufacturing, as our Chief Executive Officer and to the board of directors to fill the vacancy created when Christopher DiSantis left his position as a director and our President and Chief Executive Officer on April 5, 2019. Subsequently, in accordance with the Bylaws, our board of directors increased the size of our board of directors on November 11, 2019, from five directors to the current seven. On November 14, 2019, the board appointed two new directors, Randy J. Nebel and Nancy M. Taylor. On December 16, 2019, the board of directors nominated the following seven persons — Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor — for election as directors of Verso until our 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Their business backgrounds are described below. In addition to the information set forth below, Appendix A sets forth information relating to our directors, nominees for directors and certain of our officers and employees who may be considered “participants” in our solicitation under the applicable Securities and Exchange Commission rules by reason of their position as directors of Verso, as nominees for directors or because they may be soliciting proxies on our behalf.
Dr. Beckler, Ms. Cholmondeley, Mr. Nebel, Mr. Scheiwe, Mr. Shuster, Mr. St. John and Ms. Taylor have each consented to being named as a nominee in this Proxy Statement and to serve on the board of directors if elected. The board of directors does not know of any reason why any nominee would be unable or unwilling for good cause to serve as a director if elected. However, if a nominee were to become unable for any reason or unwilling for good cause to serve as a director at the time of the meeting, the board of directors might designate a substitute nominee, in which case the persons named as proxies will exercise their discretionary authority to vote for the substitute nominee, or the board of directors may choose to reduce the size of the board of directors to remove the resulting vacancy.
Director Nominees
Verso’s board of directors currently consists of seven directors. Five of the seven directors are seeking re-election at the Annual Meeting. The recent refresh of our board, including the addition of Mr. Nebel and Ms. Taylor, and the nomination of Dr. Beckler and Ms. Cholmondoley, has added to an already impressive set of collective skills and experiences, including in, among other areas, paper industry leadership, finance, public company operations, manufacturing and distribution. The mix of substantial paper industry and executive experience provides a valuable synergy amongst our director nominees.
Set forth below is a brief biographical description of each of our director nominees. The primary experience, qualifications, attributes and skills of each of our director nominees that led to the conclusion of the Corporate Governance and Nominating Committee and the board that such person should serve as a member of the board of directors are also described in the following paragraphs.
Dr. Robert K. Beckler
Dr. Beckler is the owner of RKB Consulting, LLC, which he founded in September 2016. He served as President, Packaging Solutions, of WestRock Company (“WestRock”), a provider of packaging solutions and manufacturer of containerboard and paperboard, from July 1, 2015 until his retirement in July 2016. Prior to this, he was the Executive Vice President and President, Packaging, of MeadWestvaco Corporation (“MWV”) from January 2014 to June 2015. Dr. Beckler served as Senior Vice President and President of MWV’s Brazilian operations from January 2010 to December 2013. Prior to this, Dr. Beckler served in a variety of roles in MWV’s Specialty Chemicals division, a leader in pine chemicals and activated carbon derived from wood and paper manufacturing operations, from 1987 to 2009. From January 2007 to December 2009, he was President, MWV Specialty Chemicals. During his career with MWV, Dr. Beckler held leadership roles with responsibilities including global business; chemical, paper and packaging manufacturing; product development; supply chain and safety, health and environmental.
Dr. Beckler received a Bachelor of Science in Chemistry from Duke University and a Doctor of Philosophy in Chemical Engineering from the Georgia Institute of Technology.

Dr. Beckler’s significant executive and operating leadership experience at WestRock and MWV provides him with in-depth knowledge of the paper industry, as well as substantial leadership, strategy, mergers and acquisitions, turnaround and business experience.
Paula H.J. Cholmondeley
Ms. Cholmondeley is the principal for The Sorrel Group, a corporate governance consulting firm she founded in 2004. She has served as a director for Terex Corporation, an international industrial products company, since 2004, as well as a director of the Bank of the Ozarks since 2016 and as an independent trustee of Nationwide Mutual Funds since 2000. She has held multiple other directorships, including for KapStone Paper and Packaging (“KapStone”), a pulp and paper company, from 2016 to 2018, for DENTSPLY International from 2002 to 2016, for Minerals Technologies from 2004 to 2014, for Albany International from 2005 to 2013, and Ultralife Corporation from 2004 to 2010. From 2000 to 2003, Ms. Cholmondeley was Vice President and General Manager of the Specialty Products division of Sappi Fine Paper, North America. From 1992 to 1998, she held various leadership positions in Owens-Corning, including as the General Manager of the residential insulation division, President of the MIRAFLEX™ Fiber Products Division and Vice President of the Business Development and Global Sourcing. From 1988 to 1992, Ms. Cholmondeley was Vice President and General Manager of the International Division of The Faxon Company. Ms. Cholmondeley has also held other high visibility management and finance management roles throughout her career. Ms. Cholmondeley is a (non-practicing) CPA. She holds an MS in accounting from the Wharton School of Finance, and a BS in accounting from Howard University.
Ms. Cholmondeley has an extensive history of executive leadership roles in complex organizations, including 20 years of paper industry experience, and is a seasoned public company board member. Ms. Cholmondeley’s significant financial expertise and her strong emphasis on sound corporate governance and strategic and operational planning will be invaluable to the board and to the Company.
Randy J. Nebel
Mr. Nebel has been a director of Verso since November 14, 2019. Mr. Nebel is the sole owner of RJNebel Consulting, which he founded in February 2019. From January 2017 to November 2018, he was the Executive Vice President of Integrated Packaging of Kapstone and, from July 2013 to January 2017, he was the Vice President of Kapstone and President of Kapstone Kraft Paper Corp. Mr. Nebel also served as the President and Chief Operating Officer of Longview Paper and Packaging from 2009 to July 2013. He previously served on the board of directors of the National Association of Manufacturers and the American Forest & Paper Association. Mr. Nebel received his BS in chemical engineering from Montana State University.
Mr. Nebel has 40 years of paper industry experience, split between brown and bleached grades, including significant experience as an executive officer of a publicly traded manufacturer of pulp and paper and therefore brings significant industry, business and financial knowledge as well as leadership skills to the board.
Steven D. Scheiwe
Mr. Scheiwe has been a director of Verso since October 2016. He has been the President of Ontrac Advisors, Inc., a consultancy providing business analysis and management services to private equity firms, companies and funds managing distressed debt issues, since 2001. Mr. Scheiwe worked at Teletrac, Inc., a wireless location and telecommunications services provider, from 1995 to 2001 in management and legal positions, including Chief Executive Officer from 1999 to 2001 and General Counsel and Secretary from 1995 to 1999. He was the General Counsel and Secretary of Premier Page, Inc., a paging services provider, from 1988 to 1995. Mr. Scheiwe is a director of the following public company: Mr. Cooper Group (formerly WMIH Corp.), one of the largest home loan servicers in the country focused on delivering a variety of servicing and lending products, services and technologies. During the past five years, he has served as a director of the following formerly public companies: Hancock Fabrics, Inc.; Alimco Financial Corporation (formerly known as Alliance Semiconductor Corp.); and Mississippi Phosphates Corporation. In addition, Mr. Scheiwe is and has been a director of several private companies in various industries.

Mr. Scheiwe, by virtue of his professional experiences, has gained substantial knowledge of business planning and execution, mergers and acquisitions, finance and other aspects of managing a business enterprise which contributes to his effectiveness in providing oversight and guidance as a Verso director. In addition, Mr. Scheiwe’s service as a director of several public and private companies across a wide spectrum of industries provides him with diverse experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.
Jay Shuster
Mr. Shuster has been a director of Verso since July 2016. He has been the Managing Member of Shuster Group, LLC, a privately held business consulting firm begun in 2000, through which he has advised industrial and consumer products companies on strategic and operational planning, mergers and acquisitions, turnaround management, financial performance, management evaluation and other business needs over the past two decades. Mr. Shuster worked at Rock-Tenn Company, a paperboard and specialty packaging manufacturer, from 1979 to 2000 in management, finance and accounting positions, including President and Chief Operating Officer from 1996 to 2000, Executive Vice President and Chief Operating Officer from 1991 to 1995, Executive Vice President and General Manager of the Consumer Packaging Group from 1989 to 1991, Executive Vice President and General Manager of the Folding Carton Division from 1987 to 1989, Chief Financial Officer from 1981 to 1986, and Treasurer from 1981 to 1984. He began his career in 1975 as a certified public accountant with Arthur Andersen & Company. In addition, Mr. Shuster has been a director of several private (and formerly public) companies in various industries.
Mr. Shuster’s lengthy career with Rock-Tenn Company provides him with an in-depth understanding of the paper industry and business which enhances his service as a Verso director. Mr. Shuster’s substantial operational and financial management experience in the paper products industry affords him insights into the complex challenges and opportunities faced by Verso on which he can draw in providing oversight and guidance to our management. In addition, Mr. Shuster’s service as a director of several companies in various industries provides him with broad experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.
Adam St. John
Mr. St. John has been our Chief Executive Officer and a director since his appointment by the board of directors on November 11, 2019. Prior to that, Mr. St. John served as our Senior Vice President of Manufacturing since August 2016. He previously served in various operations management positions with Verso, most recently as Regional Vice President of Operations from 2015 to July 2016, Mill Manager of our Quinnesec mill in Michigan from 2011 to 2015, and Operations Manager of our Androscoggin mill in Maine from 2009 to 2011. Before joining Verso, Mr. St. John worked at Georgia-Pacific Corporation, a subsidiary of Koch Industries, Inc., in operations management roles at its mill in Old Town, Maine, from 1992 to 2006. Mr. St. John’s more than 27 years of experience in the paper industry, including in significant operational leadership roles, provides him with invaluable insight into our day-to-day operations, as well as significant business and leadership skills.
Nancy M. Taylor
Ms. Taylor has been a director of Verso since November 14, 2019. Ms. Taylor was President and Chief Executive Officer of Tredegar Corporation, a global manufacturing company, from February 2010 to June 2015. Prior to serving as President and Chief Executive Officer of Tredegar, she was Executive Vice President of Tredegar from January 2009 through January 2010, and Division President of Tredegar Film Products from April 2005 through January 2010. Ms. Taylor was a member of Tredegar’s board of directors from early March 2010 until June 2015 and currently is a director of the following public companies: Lumber Liquidators Holdings, Inc., one of the leading specialty retailers of hard-surface flooring in North America, where she has served as Chairman of the Board since November 2015, and TopBuild Corp., a leading purchaser, installer and distributor of insulation products to the United States construction industry, where she has served as Chair of the Governance Committee since May 2019. Ms. Taylor also serves as Chairman of the Board of the Boys & Girls Club of Metro Richmond (Virginia).

Ms. Taylor has more than 20 years of experience in senior management, in both operational and commercial leadership roles with manufacturing companies, and as chief executive officer of a publicly traded global manufacturer. Through her experience, she has gained and developed extensive business, finance and leadership skills, and possesses an understanding of strategic planning, risk assessment and international operations. Having served as a director of various public companies, she brings strong corporate governance knowledge to the board of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS USING THE ENCLOSED WHITE PROXY CARD TO VOTE FOR EACH OF THE BOARD’S NOMINEES FOR DIRECTOR. LAPETUS HAS NOMINATED THREE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING. THE ELECTION OF DIRECTORS IS THEREFORE CONSIDERED A CONTESTED ELECTION, UNLESS LAPETUS WITHDRAWS ITS NOMINEES ON OR PRIOR TO THE DAY PRECEDING THE DATE THE COMPANY FIRST MAILS THE NOTICE FOR THE ANNUAL MEETING TO THE COMPANY’S STOCKHOLDERS.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU DISREGARD ANY PROXY CARD THAT MAY BE SENT TO YOU BY LAPETUS. VOTING TO WITHHOLD, OR VOTING AGAINST, WITH RESPECT TO LAPETUS’S NOMINEES ON ITS PROXY CARD IS NOT THE SAME AS VOTING FOR OUR BOARD’S NOMINEES, BECAUSE A VOTE TO WITHHOLD OR A VOTE AGAINST LAPETUS’S NOMINEES ON ITS PROXY CARD WILL REVOKE ANY PREVIOUS PROXY SUBMITTED BY YOU. IF YOU HAVE ALREADY VOTED USING A PROXY CARD SENT TO YOU BY LAPETUS, YOU HAVE EVERY RIGHT TO CHANGE IT AND WE URGE YOU TO REVOKE THAT PROXY BY VOTING IN FAVOR OF OUR BOARD’S NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

SUMMARY TERM SHEET FOR PROPOSAL 2 — THE SALE PROPOSAL
This summary term sheet, together with the “Information About the Annual Meeting” section that follows, highlights selected information from this Proxy Statement about the proposed sale of our Androscoggin mill, located in Jay, Maine, and our Stevens Point mill, located in Stevens Point, Wisconsin, to Pixelle Specialty Solutions LLC, which we refer to as the Sale Transaction. This summary term sheet and the “Information about the Annual Meeting” section may not contain all of the information that is important to you. For a more complete description of the Sale Transaction, you should carefully read this Proxy Statement and the Membership Interest Purchase Agreement attached hereto as Appendix B in their entirety. The location of the more detailed description of each item in this summary is provided in the parentheses in each sub-heading below. Also see “ADDITIONAL INFORMATION” on page 145.
Parties to the Sale Transaction (page 34)
Verso Corporation and its Subsidiaries
Verso, a Delaware corporation, is publicly traded on the New York Stock Exchange (symbol: VRS). Verso Paper Holding LLC (which we refer to as “Verso Paper”) is a Delaware limited liability company and an indirect wholly-owned subsidiary of Verso. Verso, together with its subsidiaries, is the turn-to company for those looking to successfully navigate the complexities of paper sourcing and performance. A leading North American producer of specialty and graphic papers, packaging and pulp, Verso provides insightful solutions that help drive improved customer efficiency, productivity, brand awareness and business results.
Pixelle Specialty Solutions LLC
Pixelle Specialty Solutions LLC (which we refer to as “Pixelle”), is a Delaware limited liability company and a leading manufacturer and supplier of specialty paper and engineered products with manufacturing facilities in Pennsylvania and Ohio. Pixelle was formed in 2018 as a subsidiary of the Lindsay Goldberg Funds (as defined in the section below).
Lindsay Goldberg
Goldberg Lindsay & Co. LLC (which we refer to as “Lindsay Goldberg”) is not a party to the Purchase Agreement, but Pixelle is indirectly owned by private equity funds managed by affiliates of Lindsay Goldberg (which we refer to as the “Lindsay Goldberg Funds”). Lindsay Goldberg is a private investment firm that focuses on partnering with families, founders and management teams seeking to actively build their businesses. Founded in 2001, Lindsay Goldberg’s relationship-driven approach is centered upon a collaborative investment model and supported by its global network of affiliate partners. Lindsay Goldberg has managed approximately $13 billion of committed capital in private equity funds invested across a core group of industries including sectors such as consumer, healthcare, industrials, and business, government & financial services.
The Purchase Agreement (page 62 and Appendix B)
At the Annual Meeting, you will be asked to consider and vote upon a proposal to approve the Sale Proposal, pursuant to the Membership Interest Purchase Agreement (which we refer to, as it may be amended from time to time, as the “Purchase Agreement”), dated as of November 11, 2019, by and among Verso, Verso Paper and Pixelle. Pursuant to the Purchase Agreement, we will sell, for an aggregate purchase price of  $400 million (which we refer to as the “Purchase Price”), substantially all of the assets and assumed liabilities primarily related to our Androscoggin mill located in Jay, Maine (which we refer to as the “Androscoggin Mill”) and our Stevens Point mill, located in Stevens Point, Wisconsin (which we refer to as the “Stevens Point Mill”), through the sale of all of the outstanding membership interests in Verso Androscoggin LLC (which we refer to as “Verso Androscoggin”), a Delaware limited liability company and direct wholly owned subsidiary of Verso Paper, which, after giving effect to the internal reorganization contemplated by the Restructuring Agreement (as defined below), as of the closing date, will hold all of such assets (we refer to the transactions contemplated by the Purchase Agreement as the “Sale Transaction”). The Purchase Price consists of  $365 million in cash and Pixelle’s assumption of  $35 million of Verso’s pension liabilities, and is subject to customary purchase price adjustments.

A copy of the Purchase Agreement is attached as Appendix B to this Proxy Statement. We encourage you to read the Purchase Agreement in its entirety.
Recommendation of the Board of Directors and Reasons for Recommendation (page 42)
After careful consideration, our board of directors unanimously recommends that you vote “FOR” Proposal 2.
The approval of the Sale Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of Verso entitled to vote on the Sale Proposal. If you abstain from voting, either in person or by proxy, or you do not vote or do not instruct your broker or other nominee how to vote your shares, the resulting abstention, failure to vote or broker non-vote (if any) will have the same effect as a vote against the Sale Proposal.
In reaching its decision to approve the Purchase Agreement and the Sale Transaction and to recommend that you vote in favor of this proposal, our board of directors considered a wide range of material factors relating to the Purchase Agreement and the Sale Transaction and consulted with management and outside financial and legal advisors. For more information on these factors, see “Proposal 2 — The Sale Proposal — Recommendation of our Board of Directors and Reasons for Recommendation” beginning on page 42 below.
Opinion of our Financial Advisor (page 47 and Appendix C)
On November 11, 2019, Houlihan Lokey Capital, Inc., (which we refer to as “Houlihan Lokey”), orally rendered its opinion to the board of directors (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the board of directors dated November 11, 2019), as to, as of November 11, 2019, the fairness, from a financial point of view, to Verso of the Purchase Price to be received by Verso Paper for the equity interests in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement.
Houlihan Lokey’s opinion was directed to the board of directors (in its capacity as such) and only addressed the fairness, from a financial point of view, to Verso of the Purchase Price to be received by Verso Paper for the equity interest in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement and did not address any other aspect or implication of the Sale Transaction, any related transaction or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Appendix C to this Proxy Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and do not constitute, advice or a recommendation to the board of directors, any security holder of Verso or any other person as to how to act or vote with respect to any matter relating to the Sale Transaction or otherwise.
Use of Net Proceeds from the Sale Transaction (page 56)
The board of directors intends to return to stockholders not less than $225 million of the net proceeds from the Sale Transaction. In an effort to most effectively maximize the value of the return to stockholders, Verso’s board of directors will determine the method, timing and precise amounts of such returns promptly following the closing of the Sale Transaction after taking into account, among other things, the composition of Verso’s then existing stockholder base, relevant tax considerations, existing market conditions and the status of Verso’s strategic review process.
Interests of Certain Persons in the Sale Transaction (page 56)
Leslie T. Lederer served as our Interim Chief Executive Officer from April 5, 2019 until November 11, 2019, when he became Senior Transaction Advisor to Verso. In connection with Mr. Lederer’s appointment as Senior Transaction Advisor, the board of directors approved an amendment to Mr. Lederer’s previously issued equity award agreement pursuant to which the remaining unvested stock units subject to the award will vest upon the closing of the Sale Transaction, generally subject to Mr. Lederer’s continued employment. Mr. Lederer’s unvested stock units will be converted into an aggregate of 60,948 shares of Verso Class A common stock upon the closing.
Conditions to Closing (page 71)
The Sale Transaction, which we anticipate will close in the first quarter of 2020, is subject to certain closing conditions including, among others:
•
the affirmative vote of the holders of a majority of the outstanding shares of common stock of Verso entitled to vote on the approval of the Sale Proposal;

•
the absence of certain legal impediments to the Sale Transaction;

•
the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

•
granting of an approval by the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act, as amended; and

•
the completion of the transactions contemplated by the Restructuring Agreement pursuant to which, prior to closing, Verso and certain of Verso’s affiliates will transfer certain assets and liabilities to Verso Androscoggin, so that Verso Androscoggin will hold at the closing substantially all of the assets primarily related to the business operated at the Androscoggin Mill and the Stevens Point Mill, and will have assumed certain related liabilities (the “Restructuring Agreement”).

Solicitation of Other Offers; Exclusivity (page 68)
Upon execution of the Purchase Agreement, we were required to end all existing discussions or negotiations with other parties conducted prior to the execution of the Purchase Agreement with respect to any competing acquisition proposal or any proposal that could reasonably be expected to lead to a competing acquisition proposal. We also have agreed not to, and we are required to cause our representatives not to, directly or indirectly, solicit, initiate or knowingly encourage any competing proposal or any inquiry or proposal that would reasonably be expected to lead to a competing proposal or otherwise take certain actions related to a proposed competing proposal.
Notwithstanding the above, prior to stockholder approval and subject to our compliance with certain procedural requirements, Verso is permitted to furnish nonpublic information to, and participate in discussions or negotiations with, any person in response to an unsolicited competing proposal that the board of directors determines in good faith after consultation with financial advisors and outside legal counsel would reasonably be expected to lead to a superior proposal.
Termination (page 71)
The Purchase Agreement may be terminated:
•
by either party (i) upon mutual consent, (ii) if the closing has not occurred on or prior to May 11, 2020, (iii) if the transactions are permanently enjoined or prohibited, (iv) if stockholder approval of the Sale Transaction is not obtained at the Annual Meeting, or (v) by either party due to a material breach of the Purchase Agreement by the other party if such breach would result in the failure of any of the conditions to be satisfied (subject to a 45 day cure period);

•
by us, prior to receipt of stockholder approval, to enter into an alternative purchase agreement with respect to a superior proposal, subject to our compliance in all material respects with the non-solicitation provisions of the Purchase Agreement and the payment of a termination fee;

•
by Pixelle, prior to receipt of stockholder approval, if the board of directors has made an adverse recommendation change, with respect to the Sale Transaction; and

•
by us if Pixelle fails to consummate the Sale Transaction within five business days after all conditions are satisfied and we have provided notice that we are ready, willing and able to consummate the closing.

Termination Fees (page 71)
We will be required to pay to Pixelle a termination fee of  $15 million in the event:
(i)
we terminate the Purchase Agreement to enter into an alternative acquisition agreement with respect to a superior proposal;

(ii)
Pixelle terminates the Purchase Agreement as a result of the board of directors making an adverse recommendation change with respect to the Sale Transaction; or

(iii)
(A) within 12 months of termination of the Purchase Agreement we enter into an alternative transaction agreement or a competing proposal (as defined below in the section entitled “Solicitation of Other Offers; Exclusivity” beginning on page 68 of this Proxy Statement), which represents 50.1% of or more of the consolidated revenues, net income or assets of Verso and its subsidiaries, taken as a whole, (B) after the date of the Purchase Agreement and prior to such termination a competing proposal has been publicly disclosed or privately made to our board of directors and (C) such termination of the Purchase Agreement is (1) by either Pixelle or Verso following stockholders failing to approve Proposal 2 at the Annual Meeting or because the closing has not occurred on or prior to May 11, 2020 or (2) by Pixelle due to our material, unremedied breach of the Purchase Agreement.

Pixelle will be required to pay us a termination fee of  $15 million in the event that we terminate the Purchase Agreement as a result of Pixelle’s failure to consummate the Sale Transaction within five business days after all conditions are satisfied and we have provided the required notice that we are ready, willing and able to consummate the Sale Transaction.
Expense Reimbursement (page 72)
We have agreed to reimburse Pixelle for its reasonable out-of-pocket expenses, not to exceed $3.5 million, in the event of a termination due to either (i) a failure to obtain stockholder approval of the Sale Transaction or (ii) a failure to consummate the Sale Transaction prior to May 11, 2020 and stockholder approval has not been obtained at the time of termination.
Financing the Sale Transaction (see page 57)
Pixelle expects to finance the cash consideration payable in connection with the Sale Transaction with a combination of  (i) cash on hand, (ii) debt financing to be provided by certain financial institutions as incremental facilities pursuant to an amendment to its existing credit agreement (further described in the section entitled “Proposal 2: The Sale Proposal — Financing the Sale Transaction — Debt Commitment Letter” beginning on page 58) and (iii) equity financing to be provided by the Lindsay Goldberg Funds (further described in the section entitled “Proposal 2: The Sale Proposal — Financing the Sale Transaction — Equity Commitment Letter” beginning on page 59). The obligations of Pixelle under the Purchase Agreement are not conditioned upon its ability to obtain financing.
Expected Consummation of Sale Transaction
We expect to consummate the Sale Transaction as soon as practicable after all of the closing conditions in the Purchase Agreement, including approval of the Sale Proposal by our stockholders, have been satisfied or waived. Subject to the satisfaction or waiver of these conditions, we anticipate the Sale Transaction to close in the first quarter of 2020. However, there can be no assurance that the Sale Transaction will be consummated at all or, if consummated, when it will be consummated.
Nature of Verso’s Business Following the Sale Transaction (page 57)
Upon the consummation of the Sale Transaction, Verso will produce a comprehensive portfolio of graphic paper products for applications across our customer base, bleached hardwood market pulp, and certain specialty products, which are permitted to be produced pursuant to the provisions of the non-competition restrictions in the Purchase Agreement, at four mill locations with a combined annual capacity of approximately two million tons of paper. These mills are located in Quinnesec, Michigan, Wisconsin Rapids, Wisconsin, Duluth, Minnesota and Escanaba, Michigan. In addition, the Quinnesec mill will sell approximately 55,200 air-dried metric tons of bleached hardwood market pulp annually to Pixelle pursuant to the supply agreement to be entered into with Pixelle in connection with the closing. See “Purchase Agreement — Ancillary Agreements.” Our Wisconsin Rapids Mill will sell approximately 51,600 air-dried metric tons of bleached hardwood wetlap pulp annually to Pixelle pursuant to this supply agreement. Revenues for our remaining business based on the trailing twelve month period was approximately $2 billion.
Effects on Our Business if the Sale Transaction is Not Consummated (page 57)
If the Sale Transaction is not consummated, we will continue to operate our Androscoggin Mill and our Stevens Point Mill, and we will continue to consider and evaluate other strategic opportunities with respect to those or our other mills. In such a circumstance, there can be no assurances that our continued operation of our Androscoggin Mill and our Stevens Point Mill or any alternative strategic opportunities will result in the same or greater value to our stockholders as the proposed Sale Transaction.
If the Sale Transaction is not consummated, we will not receive the expected proceeds from the Sale Transaction.
If the Purchase Agreement is terminated under certain circumstances described in this Proxy Statement and set forth in Section 7 of the Purchase Agreement and described above, we may be required to pay to Pixelle a termination fee of  $15 million or reimburse certain of Pixelle’s expenses incurred in connection with the Sale Transaction, up to $3.5 million. Pixelle will be required to pay us a termination fee of $15 million in the event that we terminate the Purchase Agreement as a result of Pixelle’s failure to consummate the Sale Transaction within five business days after all conditions are satisfied and we have provided the required notice that we are ready, willing and able to consummate the Sale Transaction.
Ancillary Agreements (page 74)
In connection with the Sale Transaction, the following additional agreements were negotiated and were executed or will be executed at or before the consummation of the Sale Transaction:
Restructuring Agreement
Verso and certain of its affiliates entered into the Restructuring Agreement contemporaneously with the execution of the Purchase Agreement, which contemplates that, prior to closing Verso and certain of Verso’s affiliates will transfer certain assets and liabilities to Verso Androscoggin, so that Verso Androscoggin will hold at the closing all of the assets primarily related to the Androscoggin Mill and the Stevens Point Mill, and will have assumed certain related liabilities. The Restructuring Agreement provides, among other things, that Verso will retain certain liabilities under environmental laws relating to its ownership or operation of the two mills prior to the closing date.
Transition Services Agreement
The transition services agreement provides for our provision of certain services for a transition period following the consummation of the Sale Transaction.
Supply Agreement
We also entered into a binding term sheet with Pixelle contemporaneously with the execution of the Purchase Agreement which sets forth the material terms to be included in a supply agreement to be entered into by us and Pixelle at closing to provide for the supply of both wet lap pulp and bleached hardwood kraft pulp to Pixelle for a four-year period following the closing of the Sale Transaction, with an option, at

Pixelle’s election, to extend such term for one additional four-year period. We have agreed to supply 4,600 tons of baled hardwood per month from our Quinnesec, Michigan mill and 4,300 tons of wet-lap hardwood pulp per month from our Wisconsin Rapids, Wisconsin mill.
Appraisal Rights in Respect of the Transaction (page 59)
No appraisal or dissenters’ rights are available to our stockholders under Delaware law or our certificate of incorporation or bylaws in connection with the actions contemplated by the Sale Proposal.
Regulatory Approvals (page 59)
To consummate the Sale Transaction, Verso and Pixelle must obtain certain approvals from, or make filings with, several United States federal regulatory authorities. Such federal approvals and filings include the following:
•
the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the “HSR Act” in this Proxy Statement, and the related rules and regulations, following the filing of the notification and report forms with the Federal Trade Commission, which we refer to as the “FTC” in this Proxy Statement, and the Antitrust Division of the Department of Justice, which we refer to as the “Antitrust Division” in this Proxy Statement; and

•
authorization of the Federal Energy Regulatory Commission, which we refer to as “FERC” in this Proxy Statement, of the Sale Transaction under Section 203 of the Federal Power Act, as amended (which we refer to as the “FPA”).

On December 18, 2019, Verso received notification from the FTC that the request for early termination of the waiting period under the HSR Act had been granted, effective December 18, 2019. Although we believe that we will receive the remaining required approvals, we cannot give any assurance as to the timing of these approvals or as to Verso’s and Pixelle’s ultimate ability to obtain such approvals (or any additional approvals or filings which may otherwise become necessary). We also cannot ensure that we will obtain such approvals on terms and subject to conditions satisfactory to Verso and Pixelle or that the granting of required approvals will not involve the imposition of additional conditions on the completion of the Sale Transaction.
Anticipated Accounting Treatment of the Sale Transaction (page 61)
Following the consummation of the Sale Transaction, the related account balances for the assets sold and liabilities assumed by Pixelle pursuant to the Purchase Agreement will be removed from Verso’s books and Verso will record a gain on the sale equal to the difference between the net purchase price received and the net book value of the assets sold and liabilities assumed by Pixelle.
Material U.S. Federal Income Tax Consequences of the Sale Transaction (page 61)
The Sale Transaction will be treated as a taxable sale of assets by Verso and will give rise to a net taxable gain recognition for the purpose of United States federal income tax and various state and local jurisdictions. Generally, the Sale Transaction will not produce any separate and independent U.S. federal income tax consequences to our U.S. stockholders. Each stockholder is urged to consult his or her own tax advisor as to tax consequences of the transactions, including any state, local, foreign or other tax consequences and on his or her particular facts and circumstances.
Risk Factors Relating to the Sale Proposal (page 30)
In evaluating the Sale Proposal, you should carefully read this Proxy Statement and consider the factors discussed in the section entitled “Risk Factors Relating to the Sale Proposal.”

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
In this Proxy Statement, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or “Securities Act,” and Section 21E of the Securities Exchange Act of 1934, as amended, or “Exchange Act.” Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend” and other similar expressions. They include, for example, statements relating to our business and operating outlook; assessment of market conditions; and the growth potential of the industry in which we operate. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on us. Actual results could vary materially depending on risks and uncertainties that may affect us and our business. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the long-term structural decline and general softening of demand facing the paper industry; our exploration of strategic alternatives, including the possible sale or merger of our entire company or a material portion of our business and our ability to consummate any such strategic transactions, including the proposed sale of Verso’s Androscoggin Mill and Stevens Point Mill; the risk that the Purchase Agreement would limit our ability to pursue other strategic alternatives to the Sale Transaction; the risk that the Purchase Agreement might expose us to contingent liabilities; risks related to our ability to obtain stockholder approval for the Sale Transaction; the risk that the pending Sale Transaction could create unknown impacts on our future prospects; the risk that the amount of net proceeds that we would receive from the Sale Transaction is subject to uncertainties; the risk that stockholders are not guaranteed to receive any of the proceeds from the Sale Transaction; the risk that management could spend or invest the net proceeds from the Sale Transaction in ways against stockholders’ wishes; the risk that some of our executive officers might have interests in the Sale Transaction that might be in addition to, or different from, stockholders’ interests; the risk that our business following the Sale Transaction would be reduced and less diversified; the risk that we would be unable to compete with respect to certain specialty paper products for two years after the closing of the Sale Transaction; the risk that we may be unable to obtain governmental and regulatory approvals required for the Sale Transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the Sale Transaction; the risk that an event, change or other circumstances could give rise to the termination of the Sale Transaction; the risk that failure to consummate the Sale Transaction might materially and adversely affect our business, financial condition and results of operation; the risk that a condition to closing of the Sale Transaction may not be satisfied; the risk that we would be required to pay a termination fee or expense reimbursement if the Purchase Agreement is terminated under specified circumstances, which might discourage third parties from submitting an alternative proposal; the timing to consummate the Sale Transaction; the risk that any announcement relating to the Sale Transaction could have adverse effects on the market price of Verso’s common stock; the risk of litigation related to the Sale Transaction; the risk of disruption from the Sale Transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; our adoption of a limited duration stockholder rights plan and its ability to delay or discourage a merger, tender offer or change of control; negative effects of a proxy contest and the actions of activist stockholders; developments in alternative media, which have and are expected to continue to adversely affect the demand for some of our key products, and the effectiveness of our responses to these developments; intense competition in the paper manufacturing industry; our dependence on a small number of customers for a significant portion of our business; any additional closure and other restructuring costs; our limited ability to control the pricing of our products or pass through increases in our costs to our customers; changes in the costs of raw materials and purchased energy; negative publicity, even if unjustified; any failure to comply with environmental or other laws or regulations, even if inadvertent; legal proceedings or disputes; any labor disputes; and the potential risks and uncertainties described in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018, as amended, Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the SEC, including subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. We assume no obligation to update any forward-looking statement made in this Proxy Statement to reflect subsequent events or circumstances or actual outcomes.

RISK FACTORS RELATING TO THE SALE PROPOSAL
While the Sale Transaction is pending, it creates unknown impacts on our future which could materially and adversely affect our business, financial condition and results of operations.
While the Sale Transaction is pending, it creates unknown impacts on our future. Therefore, our current or potential business partners may decide to delay, defer or cancel entering into new business arrangements with us pending consummation of the Sale Transaction. In addition, while the Sale Transaction is pending, we are subject to a number of risks, including:
•
the additional attention required of management, our board of directors and employees on issues related to the Sale Transaction and away from our day-to-day business;

•
the potential disruption to business partners and other service providers from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers;

•
our potential ability to attract, retain and motivate key employees due to employees’ concerns about their possible job retention following the Sale Transaction or a shift in loyalty of employees that will be transferred to Pixelle as a result of the Sale Transaction before the consummation of the Sale Transaction; and

•
our potential inability to respond effectively to competitive pressures, industry developments and future opportunities.

The occurrence of any of these events individually or in combination could materially and adversely affect our business, financial condition and results of operations.
We have also incurred substantial transaction costs in connection with the Sale Transaction and we will continue to do so until the consummation of the Sale Transaction.
The failure to consummate the Sale Transaction may materially and adversely affect our business, financial condition and results of operations.
The Sale Transaction, which is anticipated to close in the first quarter of 2020, is subject to various closing conditions including, among others, (i) the affirmative vote of the holders of a majority of the outstanding shares of common stock of Verso entitled to vote on the approval of the Sale Proposal, (ii) the absence of certain legal impediments to the Sale Transaction, (iii) the expiration or termination of the required waiting periods under the HSR Act and (iv) granting of an approval by the FERC under Section 203 of the FPA. In addition, Pixelle’s obligation to close the Sale Transaction is subject to certain other conditions, including the absence of a material adverse change with respect to the business of the two mills.
We cannot control some of these conditions and we cannot assure you that they will be satisfied, or that Pixelle will waive any condition that is not satisfied. If the Sale Transaction is not consummated, we may be subject to a number of risks, including the following:
•
we may not be able to identify an alternate transaction, or if an alternate transaction is identified, such alternate transaction may not result in an equivalent price or other terms of the alternate transaction as compared to what is proposed in the Sale Transaction;

•
the trading price of our common stock may decline to the extent that the current market price reflects a market assumption that the Sale Transaction will be consummated;

•
the failure to complete the Sale Transaction may create doubt as to our ability to effectively implement our current business strategies;

•
our costs related to the Sale Transaction, such as legal, accounting and financial advisory fees, must be paid even if the Sale Transaction is not completed;

•
our relationships with our customers, suppliers and employees may be damaged and our business may be harmed;

•
in certain instances we may be required to pay Pixelle a $15 million termination fee or reimburse Pixelle’s expenses up to $3.5 million; and

•
we may not be able to return cash to stockholders pursuant to our board of directors’ announced plan to distribute a substantial portion of the net proceeds of the Sale Transaction to our stockholders.

The occurrence of any of these events individually or in combination could materially and adversely affect our business, financial condition and results of operations, which could cause the market value of our common stock to decline.
The Purchase Agreement limits our ability to pursue other strategic alternatives to the Sale Transaction.
The terms of the Purchase Agreement required us to immediately cease and cause to be terminated all existing discussions or negotiations with any person (except for Pixelle, its affiliates and its and their respective representatives) conducted prior to the execution of the Purchase Agreement with respect to any competing acquisition proposal or any proposal that could reasonably be expected to lead to a competing acquisition proposal. We have further agreed (x) not to solicit, initiate, or knowingly encourage, induce or facilitate any alternative acquisition proposals or engage in discussions related thereto and (y) to certain restrictions on our ability to respond to any such proposal, subject to certain exceptions. If, prior to the receipt of stockholder approval at the Annual Meeting, (i) we receive a superior proposal (as defined in the section entitled “Solicitation of Other Offers; Exclusivity” beginning on page 68 of this Proxy Statement) that did not result from a material breach of the non-solicitation provision of the Purchase Agreement or (ii) an intervening event (as defined in the section entitled “Recommendation/Superior Offer” beginning on page 69 of this Proxy Statement) has occurred and, in either case, our board of directors determines in good faith (after consulting with its outside legal and financial advisors) that a failure to change the board recommendation would be inconsistent with our board of directors’ fiduciary duties, then our board of directors may take action to change the board recommendation or terminate the Purchase Agreement in order to enter into a definitive agreement with respect to a superior proposal, subject to the terms of the Purchase Agreement, including payment of a $15 million termination fee.
If the Purchase Agreement is terminated under specified circumstances we will be required to pay Pixelle a $15 million termination fee or reimburse Pixelle’s expenses up to $3.5 million. The requirement to pay this termination fee may discourage third parties from submitting an alternative proposal.
Under the terms of the Purchase Agreement, we are required to pay Pixelle $15 million in cash in the event that:
(i)
we terminate the Purchase Agreement to enter into an alternative acquisition agreement with respect to a superior proposal;

(ii)
Pixelle terminates the Purchase Agreement as a result of the board of directors making an adverse recommendation change with respect to the Sale Transaction; or

(iii)
(A) within 12 months of termination of the Purchase Agreement we enter into an alternative transaction agreement or a competing proposal (as defined below in the section entitled “Solicitation of Other Offers; Exclusivity” beginning on page 68 of this Proxy Statement), which represents 50.1% of or more of the consolidated revenues, net income or assets of Verso and its subsidiaries, taken as a whole, (B) after the date of the Purchase Agreement and prior to such termination a competing proposal has been publicly disclosed or privately made to our board of directors and (C) such termination of the Purchase Agreement is (1) by either Pixelle or Verso following stockholders failing to approve Proposal 2 at the Annual Meeting or because the closing has not occurred on or prior to May 11, 2020 or (2) by Pixelle due to our material, unremedied breach of the Purchase Agreement.

In other circumstances, Pixelle is entitled to expense reimbursement up to $3.5 million in the event of a termination due to a failure to obtain stockholder approval of the Sale Proposal or if the Purchase Agreement is terminated for failure to consummate the Sale Transaction prior to May 11, 2020 and stockholder approval of the Sale Proposal has not been obtained at such time of termination. In no event is Pixelle entitled to both the termination fee and the expense reimbursement.

The requirement that we pay Pixelle the termination fee may discourage third parties from submitting a superior proposal as it could add to the price they would pay in any such transaction.
The Purchase Agreement may expose us to contingent liabilities.
We have agreed to indemnify Pixelle for breaches of certain specified fundamental representations and warranties and failure to perform covenants or obligations contained in the Purchase Agreement, subject to certain limitations, and certain other indemnities. In addition, we have agreed to indemnify Pixelle against certain liabilities related to the pre-closing ownership or operation of the two mills, pre-closing taxes and certain other items. Our indemnification obligations are, in some cases, subject to limitations, but the limitation on our maximum exposure could be material. In some instances our indemnification obligations are not subject to any limitations. Significant indemnification claims by Pixelle could materially and adversely affect our business, financial condition and results of operations.
We have further agreed to indemnify Pixelle against (i) certain pre-closing liabilities consistent with an asset-sale, as further defined in the Restructuring Agreement, including certain liabilities under environmental laws in effect on or prior to the closing date relating to our ownership or operation of the two mills prior to the closing date, (ii) pre-closing taxes and Verso’s portion of certain transaction taxes and (iii) trademark infringement claims.
The amount of net proceeds that we will receive from the Sale Transaction is subject to uncertainties.
Pursuant to the Purchase Agreement, the amount of net proceeds from the Sale Transaction is subject to the possibility of reduction by virtue of a purchase price adjustment, including as a result of a working capital shortfall, described below in the section entitled “Purchase Agreement — Purchase Price” beginning on page 63 of this Proxy Statement. The amount of net proceeds is subject to further reduction after the closing if Pixelle successfully assert claims for indemnification pursuant to the indemnification provisions of the Purchase Agreement, which are summarized in the section entitled “Purchase Agreement — Indemnification” beginning on page 72 of this Proxy Statement. Furthermore, we may have unforeseen liabilities and expenses that must be satisfied from the after-tax net proceeds of the Sale Transaction, leaving less to fund our remaining operations.
You are not guaranteed any of the proceeds from the Sale Transaction.
On November 12, 2019, in connection with our announcement of the Sale Transaction, we stated that our board of directors plans to return a significant portion of the net proceeds to stockholders either by way of a dividend or share repurchase, conducted either by way of modified Dutch tender offer, accelerated share repurchase program or open market purchases. It continues to be our board of directors’ plan to return $225 million as a minimum amount of the net proceeds to stockholders; however, our board of directors has not made a final decisions in this regard.
Our board of directors has not determined the exact use of the net proceeds from the Sale Transaction and we cannot assure the amount of the net proceeds that we will ultimately distribute to our stockholders in the event the Sale Transaction is approved and consummated. You should not vote in favor of the Sale Transaction based upon the assumption that you will receive any portion of the net proceeds from the Sale Transaction. Any net proceeds that we retain will be used for general corporate purposes.
Management could spend or invest the net proceeds from the Sale Transaction in ways with which our stockholders may not agree.
Our management could utilize the proceeds from the Sale Transaction in ways with which our stockholders may not agree. The investment of these proceeds may not yield a favorable return.
Some of our executive officers may have interests in the Sale Transaction that may be in addition to, or different from, the interests of our stockholders.
Stockholders should be aware that our executive officers may have financial interests in the Sale Transaction that may be in addition to, or different from, the interests of our stockholders generally. These interests include agreements of one of our executive officers that provide for the acceleration of certain outstanding equity awards upon the consummation of the Sale Transaction. The board of directors was aware of and considered these potential interests, among other matters, in evaluating and negotiating the Sale Transaction and Purchase Agreement and in recommending to our stockholders that they approve the Sale Proposal.
Because our operations at our Androscoggin Mill and our Stevens Point Mill collectively represented approximately 21% of our revenues over the most recent trailing twelve months, our business following the Sale Transaction will be reduced and less diversified.
We may encounter unanticipated difficulties or challenges as we transition into a company with a heavier emphasis on graphic papers. The reduction in the scale and scope of our business as a result of the Sale Transaction will expose a larger portion of our business to the type of risks associated with the market for graphic papers. In addition, a greater portion of our product line will be exposed to greater secular and cyclical risks associated with the remaining business. If we are unable to address and overcome these difficulties or challenges, we may not be successful with our remaining businesses.
We will be unable to compete with respect to certain specialty paper products for a period of two years after the closing of the Sale Transaction.
The Purchase Agreement provides that for a period of two years after the date of the closing of the Sale Transaction, we will be unable to engage in the business of designing, manufacturing or selling certain specialty paper products, as further described in the section entitled “Purchase Agreement —  Non-Competition” beginning on page 70 of this Proxy Statement. These restrictions may prevent us from pursuing business opportunities that would be attractive to us or our stockholders.
In addition, until that date that is two years after the date of the closing of the Sale Transaction, no third party that acquires us may use our assets to design, manufacture or sell the restricted specialty paper products in violation of the non-competition restrictions in the Purchase Agreement (but such acquirer may continue to use its existing assets to produce competing products). It is possible that this obligation could dissuade potential third parties from seeking to acquire us during this time.

PROPOSAL 2 — THE SALE PROPOSAL
The following is a description of the material aspects of the Sale Proposal and the Sale Transaction, including background information relating to the proposed Sale Transaction. While we believe that the following description covers the material terms of the Sale Transaction and other arrangements between Pixelle, Lindsay Goldberg and Verso, the description may not contain all of the information that is important to you. In particular, please see the section “Purchase Agreement” for a more detailed summary of the Purchase Agreement and the complete copy of the Purchase Agreement attached as Appendix B to this Proxy Statement and incorporated by reference herein. You should carefully read this Proxy Statement and the other documents to which we refer, including the Purchase Agreement, for a complete understanding of the terms of the Sale Transaction.
Parties to the Sale Transaction
Verso Corporation and its Subsidiaries
Verso, a Delaware corporation, is publicly traded on the New York Stock Exchange (symbol: VRS). Verso Paper is a Delaware limited liability company and an indirect wholly-owned subsidiary of Verso. Verso, together with its subsidiaries, is the turn-to company for those looking to successfully navigate the complexities of paper sourcing and performance. A leading North American producer of specialty and graphic papers, packaging and pulp, Verso provides insightful solutions that help drive improved customer efficiency, productivity, brand awareness and business results.
Pixelle Specialty Solutions LLC
Pixelle is a Delaware limited liability company and a leading manufacturer and supplier of specialty paper and engineered products with manufacturing facilities in Pennsylvania and Ohio. Pixelle was formed in 2018 as a subsidiary of the Lindsay Goldberg Funds.
Lindsay Goldberg
Lindsay Goldberg is not a party to the Purchase Agreement, but Pixelle is indirectly owned by Lindsay Goldberg Funds. Lindsay Goldberg is a private investment firm that focuses on partnering with families, founders and management teams seeking to actively build their businesses. Founded in 2001, Lindsay Goldberg’s relationship-driven approach is centered upon a collaborative investment model and supported by its global network of affiliate partners. Lindsay Goldberg has managed approximately $13 billion of committed capital in private equity funds invested across a core group of industries including sectors such as consumer, healthcare, industrials, and business, government & financial services.
Background of the Sale Transaction
The board of directors and senior management of Verso regularly review and evaluate Verso’s strategic plan as part of their ongoing efforts to provide long-term value to stockholders, taking into account economic, competitive and other conditions, as well as historical and projected industry trends and developments. In 2016, as part of its regular review of long-term strategic alternatives, the board of directors and senior management discussed a wide variety of potential alternatives with representatives of Houlihan Lokey, which Verso retained as its financial advisor on November 21, 2016 to assist Verso in reviewing and identifying certain strategic alternatives.
On September 21, 2017, Verso announced that the board of directors had formed a Strategic Alternatives Committee, comprised of three independent directors, which, with the assistance of senior management and Houlihan Lokey, would identify and evaluate a range of potential strategic transaction alternatives, including the possible sale of one or more Verso mills.
Over the next several months, the board of directors, the Strategic Alternatives Committee and senior management, with the assistance of Verso’s advisors, conducted a review of strategic alternatives, which included the sales of individual mills with a focus on a potential sale of the Androscoggin Mill and/or the Steven Point Mill. On January 16, 2018, after Verso’s receipt in late December of 2017 of an unsolicited non-binding cash acquisition proposal for all of the outstanding stock of Verso for cash consideration from

Atlas and Blue Wolf, Verso, at the recommendation of the Strategic Alternatives Committee and the direction of the board of directors, announced that it was expanding its evaluation of potential transaction alternatives to include other alternatives, including but not limited to, a potential sale or merger of the entire company.
From January of 2018 through March of 2018, Verso’s senior management and its advisors facilitated diligence and engaged in discussions with various potential counterparties with respect to a variety of potential transactions, including the sale of one or more mills and a sale of the entire company. Verso’s senior management and its advisors engaged in discussions with the Strategic Alternatives Committee and the board of directors throughout this process.
In March of 2018, after a review of available alternatives, the board of directors determined to suspend the sale process for the potential sale of individual mills and to continue to pursue Atlas and Blue Wolf’s proposal which had been revised to include a business combination with Atlas and Blue Wolf’s portfolio company pursuant to which Verso’s stockholders would receive as consideration a mixture of cash and stock in the resulting combined company.
Between March of 2018 and June of 2018, Verso and its representatives engaged with Atlas and Blue Wolf with respect to their proposal, including conducting due diligence, negotiating a non-binding term sheet and negotiating definitive documentation.
In the second quarter of 2018, Verso’s common stock price increased and Verso and Atlas and Blue Wolf held discussions regarding Verso’s appreciated market value and a potential increase in consideration to be paid by Atlas and Blue Wolf in a transaction, but did not reach agreement on revised terms.
On June 19, 2018, the board of directors met to discuss the terms of Atlas and Blue Wolf’s proposal, including issues with respect to valuation and other transaction execution issues. After a review and in consultation with its financial and legal advisors, the board of directors unanimously determined to terminate discussions with Atlas and Blue Wolf.
Between June 20, 2018 and July 20, 2018, representatives of Verso and Atlas and Blue Wolf discussed a potential revival of Atlas and Blue Wolf’s proposal, but such discussions did not result in a revised proposal acceptable to the board of directors.
Throughout the remainder of 2018 and during early 2019, Verso’s senior management and the board of directors continued to review and evaluate the potential long-term stockholder value that might be achieved as a result of Verso’s standalone strategic plan and the value that might be achieved in a strategic transaction. In connection with such continued review and evaluation and certain merger and acquisition transactions in the industry that had been announced at potentially attractive valuation multiples, on March 28, 2019, the board of directors authorized Verso to re-engage Houlihan Lokey as financial advisor and authorized management and Houlihan Lokey to conduct an outreach to targeted parties who may be likely to be interested in participating in a potential transaction involving Verso, based in part on Verso’s discussions with various potential counterparties in connection with the evaluation of strategic alternatives in 2017 and 2018.
Between March 28, 2019 and May 7, 2019, at the direction of Verso, Houlihan Lokey contacted a potential strategic buyer counterparty (which we refer to herein as “Party A”) and another potential strategic buyer counterparty (which we refer to herein as “Party B”) regarding various potential strategic transactions, including the sale of Verso and the sale of one or more mills. Verso executed confidentiality agreements with Party B and Party A on April 19, 2019 and May 2, 2019, respectively.
Houlihan Lokey along with senior management updated the board of directors of the status of preliminary discussions with potential counterparties at a May 7, 2019 meeting of the board of directors. The board of directors directed Houlihan Lokey to continue its outreach efforts to potential counterparties and to further discussions with the current interested parties.
Between May 7, 2019 and June 10, 2019, at the direction of the board of directors, Houlihan Lokey contacted two additional potential counterparties in connection with various potential strategic transactions, one of which (which we refer to herein as “Party C”) executed a confidentiality agreement with Verso on May 26, 2019. Party C, however, did not subsequently submit a formal proposal regarding a strategic transaction with Verso. During the same time period, discussions with Party A advanced and Verso provided additional diligence materials to Party A, while discussions with Party B ceased on or around June 5, 2019 when such party notified Houlihan Lokey that it was no longer interested in a strategic transaction with Verso.
On June 12, 2019, Houlihan Lokey informed the board of directors that Atlas and Blue Wolf had verbally conveyed their intention to conduct a tender offer for approximately 46% of Verso’s publicly traded stock. The board of directors held a telephonic meeting on June 12, 2019 to discuss the potential tender offer by Atlas and Blue Wolf and discussed, with the assistance of Akin Gump and Houlihan Lokey, options available to Verso, including the adoption and implementation of the Rights Plan, in order to protect stockholder interests and reduce the likelihood that any person or group would gain control of Verso through open market accumulation or other tactics without paying an appropriate control premium.
On June 13, 2019, Verso announced that the board of directors had approved the adoption of the Rights Plan and had re-engaged Houlihan Lokey as Verso’s financial advisor.
On June 14, 2019, Atlas and Blue Wolf submitted a written proposal to Verso to acquire shares of Class A common stock of Verso through a cash tender offer for approximately $315 million, after which they would own approximately 50.2% of Verso on a fully diluted basis (which we refer to herein as the “Atlas and Blue Wolf 2019 Proposal”).
On or about June 16, 2019, Verso, through its advisors, communicated to Atlas and Blue Wolf its willingness to enter into a customary confidentiality agreement with Atlas and Blue Wolf in order to explore whether a negotiated transaction could be reached.
On June 17, 2019, Verso announced the effectiveness of the Rights Plan. Also on June 17, 2019, a potential financial buyer (which we refer to herein as “Party D”) contacted Houlihan Lokey to express an interest in a potential acquisition of Verso. At the request of Verso, Houlihan Lokey provided Party D with a draft confidentiality agreement on the same day.
On June 18, 2019, at the request of Verso, Houlihan Lokey provided a draft confidentiality agreement to representatives of Lindsay Goldberg acting on behalf of Pixelle. On June 26, 2019, Verso and Pixelle executed a confidentiality agreement in connection with pursuing a potential strategic transaction for either an acquisition of Verso or the acquisition of the Androscoggin Mill and the Stevens Point Mill. The confidentiality agreements executed with Pixelle and the other parties were on substantially the same terms.
On June 20, 2019, Atlas and Blue Wolf proposed its own form of confidentiality agreement, which contained a “blow-out” provision that would have forced Verso to publicly release all material non-public information covered by the confidentiality agreement upon the expiration of a sixty-day period and did not include a customary standstill provision.
On July 1, 2019, Verso delivered a letter to Atlas and Blue Wolf stating that the board of directors, after a comprehensive review and in consultation with its financial and legal advisors, unanimously concluded that the Atlas and Blue Wolf 2019 Proposal was inadequate and contrary to the best interests of Verso and its stockholders. In this letter, Verso further indicated its willingness to engage in discussions on a transaction that would maximize value for all Verso stockholders, subject to entering into a confidentiality agreement that included more customary terms and conditions than the confidentiality agreement proposed by Atlas and Blue Wolf.
On July 8, 2019, Pixelle submitted an initial proposal to purchase the Androscoggin Mill and the Stevens Point Mill for a purchase price of  $325 million on a debt free, pension free basis, payable in cash. At a July 11, 2019 telephonic meeting, the board of directors instructed Houlihan Lokey to inform Pixelle that its valuation was not sufficient, and Houlihan notified Pixelle of this position. Pixelle continued its diligence in order to determine whether it would be willing to submit a proposal with a higher valuation.
On July 16, 2019, at the request of Verso, Houlihan Lokey contacted a potential strategic acquirer with a financial sponsor (which we refer to herein as “Party E”) and provided a confidentiality agreement in connection with a potential acquisition by Party E of the Stevens Point Mill. Party E executed the confidentiality agreement the following day and received initial diligence materials.

Following discussions in June 2019 with an additional potential strategic buyer counterparty (which we refer to herein as “Party F”), Verso executed a confidentiality agreement with Party F on July 17, 2019. Party F, however, did not subsequently submit a formal proposal regarding a strategic transaction with Verso.
On July 18, 2019, Party A delivered a letter to Verso reaffirming the terms of the Atlas and Blue Wolf 2019 Proposal. At the direction of the board of directors at its meeting on July 21, 2019, between July 22, 2019 and July 28, 2019, representatives of Atlas and Blue Wolf and representatives of Verso engaged in discussions concerning a potential transaction and the potential execution of a confidentiality agreement between the parties, but were unable to reach agreement on the terms of a confidentiality agreement.
On July 31, 2019, Party D submitted a preliminary proposal to purchase 100% of Verso’s outstanding stock for a purchase price of  $20.35 per share, subject to completion of due diligence.
On August 1, 2019, representatives of Atlas and Blue Wolf sent to representatives of Verso an email proposing (i) a $300 million investment in Verso by Atlas and Blue Wolf and (ii) that Verso add three proposed director nominees to the board of directors effective immediately (which we refer to herein as the “Atlas and Blue Wolf August 1st Email”).
On August 2, 2019, Pixelle submitted an updated non-binding proposal for the purchase of the two mills for a purchase price of  $415 million, comprised of  $388.6 million in cash and the assumption of approximately $26.4 million of pension liabilities, subject to completion of due diligence (which we refer to herein as the “Pixelle August 2nd Proposal”).
On August 3, 2019, the board of directors held a telephonic meeting to discuss the Atlas and Blue Wolf August 1st Email. After discussion and evaluation of the proposal, the board of directors determined that Atlas and Blue Wolf’s proposal would be unnecessarily dilutive to Verso’s stockholders in light of Verso’s financial position, Atlas and Blue Wolf had not adequately identified a strategic plan for the proceeds that would be in Verso stockholders best interests and would provide Atlas and Blue Wolf with substantial control over Verso without the payout of a control premium. On August 3, 2019, Verso delivered a letter to Atlas and Blue Wolf in response to its letter delivered July 18, 2019, the Atlas and Blue Wolf 2019 Proposal and Atlas and Blue Wolf August 1st Email rejecting such proposals and encouraging Atlas and Blue Wolf to propose a transaction that would maximize value for all Verso stockholders, provided that discussions with Verso regarding a proposal would be subject to entering into a customary confidentiality agreement in a form consistent with agreements signed by other interested parties.
On August 6, 2019, Party E submitted a preliminary proposal to purchase the Stevens Point Mill for a purchase price with a range from $350 million to $375 million.
On August 7, 2019, a financial bidder (which we will refer to herein as “Party G”) submitted a preliminary proposal to purchase 100% of Verso’s outstanding stock for $16.50-$18.00 per share, subject to completion of due diligence. As of August 7, 2019, other than Pixelle, Party D, Party E and Party G, all other potential counterparties had declined to participate further in the process.
On August 7, 2019, the board of directors held a special meeting to consider the results of Houlihan Lokey’s discussions with potential counterparties and the various proposals that had been received. Verso’s senior management and representatives of Houlihan Lokey and Akin Gump were present during parts of the meeting. Representatives from Akin Gump discussed with the board of directors certain legal issues relating to Verso, the board of directors and fiduciary duties under Delaware law in the context of a potential strategic transaction. Senior management and representatives from Houlihan Lokey reviewed with the board of directors the terms and conditions of the indications of interest that had been received from Pixelle, Party D, Party E and Party G and potential next steps. Following extensive discussion, the board of directors directed Houlihan Lokey and Akin Gump in conjunction with senior management to continue discussions with each of Pixelle, Party D, Party E and Party G about a strategic transaction, and to negotiate final offers from each such party.
On August 9, 2019, Atlas and Blue Wolf delivered a letter to Verso withdrawing “all prior proposals” to Verso and there was no further discussion with Atlas and Blue Wolf with respect to a strategic transaction after that point.

On August 19, 2019, Party G informed Houlihan Lokey that it was not in a position to materially increase its bid and would no longer be participating in the strategic process.
On August 22, 2019, Pixelle was granted access to an electronic data room containing additional diligence materials.
On August 26, 2019 the board of directors held a telephonic meeting and received updates from Verso’s senior management, Houlihan Lokey and Akin Gump regarding ongoing diligence and negotiations with Pixelle, Party D and Party E.
On August 27, 2019, Pixelle, along with Houlihan Lokey and senior management, conducted a site visit of the Stevens Point Mill.
On August 29, 2019, Pixelle submitted a non-binding letter of intent with its proposal to acquire the Stevens Point Mill and the Androscoggin Mill. On August 30, 2019, at the request of Verso, Houlihan Lokey sent back a revised draft of Pixelle’s August 29th letter of intent.
On September 3, 2019, following review of additional diligence materials and discussions with Houlihan Lokey throughout August 2019, Party E informed Houlihan Lokey that it was declining to participate further in the strategic process.
On September 4, 2019, Pixelle, along with Houlihan Lokey and senior management, conducted a site visit of the Androscoggin Mill.
On September 4, 2019, the board of directors held a telephonic meeting to discuss, among other items, the status of the transaction process. Houlihan Lokey and senior management summarized the status of Pixelle’s and Party D’s ongoing diligence processes, and discussed next steps and potential transaction timing. The board of directors requested that Houlihan Lokey and senior management continue discussions with each of Party D and Pixelle through September 30, 2019 and report back to the board of directors on the status of those discussions on or about that date.
Throughout September 2019, Pixelle and Party E continued discussions with Houlihan Lokey and continued to conduct due diligence in connection with their respective proposed transactions. On September 23, 2019, Houlihan Lokey and senior management met with representatives of Party D to discuss Party D’s due diligence in furtherance of an updated bid.
On September 25, 2019 the board of directors, with representatives of senior management, Houlihan Lokey and Akin Gump in attendance, held a telephonic meeting to discuss the potential strategic transactions with Pixelle and Party D. Houlihan Lokey informed the board of directors that following a meeting with representatives of Party D on September 23, 2019, discussions had not proceeded any further and Party D had ceased its diligence review and was no longer actively pursuing an acquisition of Verso. Houlihan Lokey also provided an update on discussions with Pixelle, and the results of their continued diligence of the Androscoggin Mill and the Stevens Point Mill. The board of directors discussed the Pixelle August 2nd Proposal and potential uses of the net proceeds from a sale of the Androscoggin Mill and the Stevens Point Mill, as well as additional options available to Verso, including continuing to run Verso as constituted. After discussion, the board of directors unanimously authorized and directed Houlihan Lokey to continue discussions with Pixelle and directed Akin Gump to prepare a draft purchase agreement for a sale of the Androscoggin Mill and the Stevens Point Mill to Pixelle.
On September 27, 2019, Pixelle submitted a non-binding letter of intent with its proposal to acquire the Stevens Point Mill and the Androscoggin Mill (which we refer to herein as the “Pixelle September 27th Proposal”). The Pixelle September 27th Proposal confirmed the purchase price proposal of  $415 million less the assumed pension liability of approximately $26.4 million set forth in the Pixelle August 2nd Proposal, outlined certain other deal terms and conditions and requested exclusivity through October 30, 2019.
On September 29, 2019, the board of directors held a telephonic meeting to discuss the Pixelle September 27th Proposal. Houlihan Lokey provided an overview of the Pixelle September 27th Proposal. Houlihan Lokey further provided an overview of the anticipated net proceeds to Verso in connection with the Pixelle September 27th Proposal, the potential use of such net proceeds and potential strategic alternatives that may be available to Verso assuming the consummation of the Pixelle September 27th Proposal. The board of directors requested that Houlihan Lokey discuss certain terms and conditions of the Pixelle September 27th Proposal.

On or about September 29, 2019, Pixelle, in connection with and in response to discussions with Houlihan Lokey, submitted a further revised non-binding letter of intent to Houlihan Lokey reiterating the Pixelle September 27th Proposal, but removing the statement “the transaction would not be subject to the approval of Verso’s stockholders” (which we refer to herein as the “September 30th Proposal”).
On September 30, 2019, Houlihan Lokey provided the board of directors with information regarding engagements between Houlihan Lokey and each of Lindsay Goldberg and Party D during the preceding two years, including the approximate range of aggregate fees received by Houlihan Lokey in respect of such engagements (which we refer to herein as the “HL Relationships Information”).
Between September 30, 2019 and October 1, 2019, representatives of Verso and representatives of Lindsay Goldberg, acting on behalf of Pixelle, negotiated a letter of intent based on the September 30th Proposal. Negotiated terms included provisions related to a long-term bleached hardwood pulp supply agreement, the structure of the transaction, inclusion of a representation and warranty policy to limit Verso’s indemnification obligations, the inclusion of an express reference to the receipt of stockholder approval as a condition to consummating the transaction, and exclusivity through October 30, 2019. Representatives of Verso agreed to a form of letter of intent on October 1, 2019, subject to approval by Verso’s board of directors. Verso’s board of directors approved the letter of intent on October 2, 2019 and the letter of intent was executed later that day.
Between October 2, 2019 and November 11, 2019, management and employees of Verso responded to various due diligence requests from Pixelle and its representatives and advisors and held various telephone conferences with Pixelle and its representatives and advisors regarding due diligence matters.
On October 8, 2019, Verso, Pixelle and their representatives participated in a conference call to coordinate drafting definitive documents, completing due diligence and coordinating other transaction considerations.
On October 10, 2019, Akin Gump delivered an initial draft of the Purchase Agreement to Cravath, Swaine & Moore LLP (which we refer to herein as “Cravath”), legal advisor to Pixelle. The draft included a customary “fiduciary out” to allow Verso to terminate the Purchase Agreement in connection with a superior offer and two termination fees, one payable by Verso in the event that the Purchase Agreement was terminated in connection with the board of director’s exercise of its “fiduciary out” or any adverse recommendation change by the board of directors with respect to the transaction, and the other payable by Pixelle in the event the Purchase Agreement were to be terminated in certain circumstances. Verso did not propose the amount of either termination fee in the initial draft of the Purchase Agreement.
On October 18, 2019, Verso, Pixelle and their respective representatives participated in a conference call to discuss and further coordinate on open work streams, including the drafting of definitive documents and the completion of due diligence.
On October 18, 2019, Cravath delivered a revised draft of the Purchase Agreement to Akin Gump, which included, among other changes, a “force the vote” concept requiring Verso to hold a meeting seeking stockholder approval of the transaction even if the board of directors had made an adverse recommendation change in connection with a superior proposal, an expense reimbursement for Pixelle in the event the Purchase Agreement was terminated due to failure to obtain stockholder approval and references to a draft of the Restructuring Agreement to be entered into simultaneously with the Purchase Agreement.
On October 24, 2019, the board of directors held a telephonic meeting to discuss the revised draft Purchase Agreement delivered by Cravath on October 18, 2019. Prior to the meeting, the board of directors were provided with copies of and written summaries of the key terms of the draft Purchase Agreement and ancillary documents. Akin Gump presented a summary of the open issues in the Purchase Agreement and the approach reflected in the revised draft of the Purchase Agreement circulated to the board of directors. The board of directors, with the assistance of Houlihan Lokey, senior management and Akin Gump, discussed the open issues and the board of directors directed Akin Gump to deliver a revised draft of the Purchase Agreement to Cravath.
On October 24, 2019, Akin Gump delivered to Cravath a revised draft of the Purchase Agreement. The revised draft, among other changes, removed the “force the vote” construct and reverted to a “fiduciary out” construct and proposed a cap of  $2 million on the expense reimbursement provision in the event the Purchase Agreement is terminated due to failure to obtain stockholder approval. Verso also proposed a termination fee of 2.5% in circumstances where Verso is required to pay the fee and a termination fee of 7.5% in circumstances where Pixelle is required to pay the fee. Verso also agreed to the concept of a restructuring agreement in order to transfer certain assets and liabilities to Verso Androscoggin, so that Verso Androscoggin would hold at the closing all of the assets primarily related to the Androscoggin Mill and the Stevens Point Mill.
On October 25, 2019, Akin Gump delivered to Cravath an initial draft of the Restructuring Agreement.
From October 25, 2019 through October 30, 2019, Akin Gump and Cravath had several telephone calls to discuss the open issues related to the Purchase Agreement and the Restructuring Agreement.
On October 29, 2019, representatives of Lindsay Goldberg acting on behalf of Pixelle, Houlihan Lokey and Verso management held a number of calls to discuss a proposal by Pixelle to lower the transaction purchase price. Representatives of Lindsay Goldberg and Pixelle communicated to representatives of Houlihan Lokey and Verso management that due to certain considerations as a result of its ongoing diligence specifically related to the significantly reduced electric capacity payments at the Androscoggin mill, they were requesting a purchase price reduction of  $30 million to a revised total purchase price of $385 million. Additionally, representatives of Lindsay Goldberg, acting on behalf of Pixelle, previewed that a revised draft of the Purchase Agreement would include a non-competition provision for certain products produced at the two mills covered by the Purchase Agreement that were not currently produced at Verso’s remaining mills.
On October 30, 2019, Cravath delivered a revised draft of the Purchase Agreement to Akin Gump, which, among other changes, accepted the proposed “fiduciary out” concept, proposed a cap of  $4 million on the expense reimbursement provision in the event the Purchase Agreement is terminated due to failure to obtain stockholder approval and proposed a $25 million termination fee applicable to both parties. Pixelle also added a two-year non-competition provision for specified products produced at the Androscoggin Mill and the Stevens Point Mill not currently produced by Verso at its remaining mills. On the same day, Cravath delivered a revised draft of the Restructuring Agreement.
On October 30, 2019 and October 31, 2019, representatives of Lindsay Goldberg acting on behalf of Pixelle, Houlihan Lokey and Verso management held calls and exchanged emails regarding the proposed purchase price reduction and the scope of the non-competition provision. As a result of these negotiations, Pixelle agreed to submit to Verso’s board of directors a revised proposal of  $395 million for the two mills and, subject to approval by Verso board of directors, generally agreed to Verso management’s proposed revisions to the non-competition provision, which added increased specificity to the covered products and applicable exceptions.
On November 2, 2019, Akin Gump delivered to Cravath a revised draft Purchase Agreement, which, among other changes, proposed a cap of  $3 million on the expense reimbursement provision in the event the Purchase Agreement is terminated due to failure to obtain stockholder approval and proposed a termination fee of  $15 million in circumstances where Verso is obligated to pay the fee. On the same day, Akin Gump delivered to Cravath a revised Restructuring Agreement, which limited the scope of Verso’s retained liabilities with respect to certain environmental matters.
On November 3, 2019, the board of directors held a telephonic meeting to discuss the status of negotiations with Pixelle. Prior to the meeting, the board of directors were provided with written summaries of the key terms of the draft Purchase Agreement, Restructuring Agreement and ancillary documents. Akin Gump presented a summary of the open issues in each agreement. The board of directors, with the assistance of Verso management, Houlihan Lokey and Akin Gump, discussed the material open issues and the board of directors directed Houlihan to deliver the following proposal to Pixelle and Lindsay Goldberg: (i) Verso will agree to the non-competition provision in the form the parties had negotiated, (ii) a Purchase Price of  $400 million, and (iii) the termination fee for both parties would be $15 million. The board of directors further authorized Verso management to execute an extension to Pixelle’s exclusivity period through November 6, 2019. The extension was executed by Verso and Pixelle following the meeting.

On November 3, 2019, Houlihan Lokey contacted Lindsay Goldberg to deliver the board of director’s proposal. After discussions among Verso and representatives of Lindsay Goldberg acting on behalf of Pixelle, Pixelle agreed to Verso’s proposal.
From November 3, 2019 through November 7, 2019, Verso management, with the assistance of representatives of Houlihan Lokey and Akin Gump, negotiated with representatives of Pixelle, Lindsay Goldberg and Cravath regarding the open issues, including the terms of including various interim operating covenants that would be applicable to Verso during the period between execution of the Purchase Agreement and the closing of the transaction and certain mechanics related to Pixelle’s assumption of the pension liabilities and treatment of employee benefits and worked to finalize ancillary documents and schedules.
On November 5, 2019, Cravath delivered to Akin Gump a revised draft of the Purchase Agreement, which proposed an expense reimbursement cap of  $3.5 million. The draft Purchase Agreement also included certain other issues that were still subject to negotiation, including certain interim operating covenants that would be applicable to Verso during the period between execution of the Purchase Agreement and the closing of the Sale Transaction and certain mechanics related to the assumption of the pension liabilities and treatment of employee benefits. On the same day, Cravath delivered to Akin Gump a revised draft of the Restructuring Agreement, reflecting noted open issues, including the scope of Verso’s retained liabilities with respect to certain environmental matters.
On November 7, 2019, the board of directors held a telephonic meeting, during which, Akin Gump presented a summary of the open issues with respect to the transaction agreements. The board of directors, with the assistance of Verso management, Houlihan Lokey and Akin Gump, discussed material open issues and the board of directors provided direction on Verso’s approach with respect thereto. Also on November 7, 2019, with the authorization of the board of directors, Verso and Pixelle extended the exclusivity period until November 13, 2019.
On November 8, 2019, Cravath sent Akin Gump a revised draft of the Purchase Agreement and a revised draft of the Restructuring Agreement. The remaining open points were primarily related to the scope of Verso’s retained liabilities with respect to certain environmental matters, certain interim operating covenants that would be applicable to Verso during the period between the execution of the Purchase Agreement and the closing of the Sale Transaction and certain mechanics related to the treatment of employee benefits.
From November 8, 2019 through November 10, 2019, Verso, Pixelle and their respective advisors had various calls to negotiate and finalize the remaining open issues on the transaction documents.
On November 8, 2019, Akin Gump sent a revised draft of the Restructuring Agreement to Cravath, reflecting its proposal on the treatment and scope of Verso’s retained liabilities with respect to certain environmental matters.
On November 9, 2019, Akin Gump sent a revised draft Purchase Agreement to Cravath, reflecting ongoing discussions among Verso, Pixelle and their respective representatives and a limited number of open issues.
On November 10, 2019, the board of directors held a telephonic meeting to review the terms and conditions of the Purchase Agreement and related documentation. The board of directors received written summaries of the key terms of the transaction documents in advance of the meeting. At the meeting, Akin Gump presented a summary of the key terms of the transaction. Verso management, Houlihan Lokey and Akin Gump then provided an update with respect to ongoing negotiations and open issues.
On November 10, 2019 and November 11, 2019, Verso, Pixelle and its advisors held several telephone calls and exchanged various drafts of the documents in connection with finalizing the transaction agreements. On November 11, 2019, the remaining open issue was the scope of Verso’s retained liabilities with respect to certain environmental matters. Verso and Pixelle reached an agreement in principal on the evening of November 11, 2019.
On November 11, 2019, the board of directors conducted a telephonic meeting to review the terms and conditions of the proposed transaction. At the request of the board of directors, representatives of Houlihan Lokey provided an overview of the sale process, reviewed and discussed its financial analyses with respect to the two mills and the proposed transaction, and responded to questions from the board of directors. Also during the meeting, the board of directors reviewed the HL Relationships Information provided to the board of directors on September 30, 2019, and Houlihan Lokey informed the board of directors that there were no material updates regarding its relationships with Lindsay Goldberg and its affiliates since September 30, 2019. Following such discussions, representatives of Akin Gump gave a presentation on the key terms of the Purchase Agreement and also provided a timetable for the transaction. Thereafter, at the request of the board of directors, Houlihan Lokey orally rendered its opinion to the board of directors (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the board of directors dated November 11, 2019), as to, as of such date, the fairness, from a financial point of view, to Verso of the purchase price to be received by Verso Paper for the equity interests in Verso Androscoggin LLC in the sale transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement.
Following Akin Gump’s presentation and the receipt of Houlihan Lokey’s opinion, the board of directors, with the assistance of its legal and financial advisors, discussed the terms of the proposed transaction and voted to approve the sale of the two mills and the transactions contemplated by the Purchase Agreement, including the ancillary documents and (i) unanimously adopted resolutions determining that the Purchase Agreement and the transactions contemplated by the Purchase Agreement are advisable and fair to, expedient and for the best interests of Verso and its stockholders, (ii) declared that the form, terms and provisions of the Purchase Agreement were approved, (iii) authorized the execution, delivery, and performance of the Purchase Agreement, (iv) directed the approval of the Purchase Agreement and transactions contemplated thereby to be submitted to a vote of Verso’s stockholders at a special meeting and (v) resolved to recommend approval by Verso’s stockholders of the transactions contemplated by the Purchase Agreement.
Throughout the night of November 11, 2019, Verso and Pixelle finalized the transaction documents and executed the Purchase Agreement. Verso publicly announced the sale of the Androscoggin Mill and the Stevens Point Mill to Pixelle on November 12, 2019.
On November 25, 2019, Verso filed a preliminary proxy statement related to the Annual Meeting and amended it on December 10, 2019, December 16, 2019 and December 19, 2019 (the “Annual Meeting preliminary proxy statement”).
On December 11, 2019, Verso filed a separate preliminary proxy statement related to seeking stockholder approval on the Sale Transaction.
On December 21, 2019, the Verso board of directors met to discuss the status of the SEC review and comment process on the Annual Meeting preliminary proxy statement and the preliminary proxy statement filing made December 11, 2019 for seeking stockholder approval of the Sale Transaction. Based upon completing the review process of the preliminary proxy related to the Sale Transaction earlier than anticipated, Verso had the ability to schedule a single stockholder meeting to vote upon the Sale Transaction at the Annual Meeting. The Verso board of directors discussed the benefits of holding a single stockholder meeting using a single proxy card covering all proposals and then, with Messrs. Carr and Davis (who are not standing for re-election at the Annual Meeting) recusing themselves from the board meeting, authorized a change to the Annual Meeting date from January 21 to January 31, 2019 to hold a single meeting, which was announced on December 23, 2019.
Recommendation of our Board of Directors and Reasons for Recommendation
Recommendation of the Board of Directors
Our board of directors has unanimously (i) determined that the Purchase Agreement and the Sale Transaction are advisable and in the best interests of Verso and its stockholders, (ii) approved the Purchase Agreement and the Sale Transaction and declared the same to be advisable and fair to, and in the best interest of Verso and its stockholders, (iii) approved the execution, delivery and performance by Verso of the Purchase Agreement and the consummation of the Sale Transaction upon the terms and subject to the conditions of the Purchase Agreement, (iv) recommended the approval of the Sale Proposal by the stockholders of Verso, and (v) directed that the approval of the Sale Proposal be submitted to a vote of Verso’s stockholders.

After careful consideration, our board of directors unanimously recommends that you vote “FOR” Proposal 2.
Reasons for Recommendation
In reaching its decision to approve the Purchase Agreement and the Sale Transaction and recommend that the stockholders of Verso approve the Sale Proposal, the board of directors consulted with Verso’s senior management team and its outside legal and financial advisors and relied upon and considered numerous factors, including the totality of the information presented for and considered by it and the material factors set forth below (the order in which the following factors appear does not reflect any relative significance and which is not intended to be exhaustive):
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The value and type of consideration to be received by us pursuant to the Purchase Agreement in comparison to the risks associated with maintaining the operations of the Androscoggin Mill and the Stevens Point Mill, which include those risk factors discussed above under “Risk Factors Relating to the Sale Proposal” and also include risks related to:

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The U.S. and global economy and general stock market conditions and volatility;

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Competition in the specialty paper industry in which the Androscoggin Mill and the Stevens Point Mill operate;

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Our limited ability to control the pricing of products made at the Androscoggin Mill and the Stevens Point Mill or pass through increases in costs to customers;

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Historical and current information concerning Verso’s available liquidity, business, financial performance and financial condition, operations and current industry, economic and market conditions;

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The other risks and uncertainties identified in Verso’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019; and

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The belief of the board of directors, after consideration of the factors described above, that the consummation of the Sale Transaction represents the best reasonably available alternative for maximizing stockholder value and the related conclusion that continuing to own and operate the Androscoggin Mill and the Stevens Point Mill would not unlock the inherent value in these operations to enhance stockholder value.

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The fact that the Sale Transaction will position us to operate with a more focused concentration on our remaining mills, which the board of directors and management believe will generate sufficient EBITDA and cash flow, enhance our competitive position, provide greater flexibility to take advantage of future opportunities, including strategic alternatives, as they arise, and eliminate certain planned and anticipated capital expenditures scheduled for the Androscoggin Mill and the Stevens Point Mill and the related risks for those expenditures.

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The fact that the majority of the consideration received pursuant to the Purchase Agreement consists of cash, which provides certainty of value and liquidity to us and does not expose us to future risks related to the business of the mills to be sold after the closing of the Sale Transaction.

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The belief of the board of directors that the consideration that we will receive in the Sale Transaction would provide us with the ability to return a substantial portion of the proceeds to stockholders either by way of dividend or share repurchase, conducted either by way of modified Dutch tender offer, accelerated share repurchase program or open market purchases, as well the opportunity to effect both a meaningful reduction of our unfunded liabilities related to our defined benefit pension plan by means of a pension plan prepayment which will have the impact of offsetting our tax liability related to the transaction while simultaneously reducing the unfunded liabilities associated with our pension plans.

•
Following the consummation of the Sale Transaction and the use of the net proceeds therefrom to both distribute a substantial portion of the net proceeds to stockholders and to pay down unfunded liabilities related to our defined benefit pension plan, our resulting business profile would permit us to focus on our remaining operations in enhancing both the cost effectiveness of these operations as well as the development of products which have the potential for greater future growth. Consummating the Sale Transaction would allow us to re-deploy capital which had been planned for the Androscoggin Mill and the Stevens Point Mill to the remaining mills.
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Following the consummation of the Sale Transaction, we will be a more focused business; we expect to have no current outstanding indebtedness (other than de minimis amounts incurred in the ordinary course of operating our business) and expect to have significant cash flow, which will allow us the flexibility to consider a variety of strategic and organic growth opportunities that could enhance stockholder value and enhance our ability to return capital to our stockholders through dividends or other means.

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The oral opinion of Houlihan Lokey rendered to the board of directors on November 11, 2019 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the board of directors, dated November 11, 2019), as to, as of such date, the fairness, from a financial point of view, to Verso of the consideration to be received by Verso Paper Holding LLC for the equity interests in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement.

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The fact that the Sale Transaction is the result of an active, lengthy and thorough evaluation of strategic alternatives which included engaging with multiple public and private strategic buyers and financial sponsors with expertise in the paper and pulp industries to assess potential interest, including negotiations with respect to a number of indications of interest for a potential strategic transaction involving an entire company sale and a sale of one or more individual mills.

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That we have the ability, prior to the time the Verso stockholders approve the Sale Proposal, to consider and respond to an unsolicited bona fide written acquisition proposal, to furnish confidential information to the person making such a proposal and to engage in discussions or negotiations with the person making such a proposal, if the board of directors, prior to taking any such actions, determines in good faith (after consultation with outside legal counsel and its financial advisor) that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to lead to a superior proposal.

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Our ability, under certain circumstances, to terminate the purchase agreement in order to enter into an agreement providing for a superior proposal provided that we have complied with our obligations relating to the entering into of any such agreement and concurrently with the termination of the Purchase Agreement pay to Pixelle a termination fee of  $15 million.

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The perceived greater likelihood of consummating a transaction with Pixelle than other transaction alternatives.

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Pixelle has obtained debt and equity financing commitments to fund the sale transaction, and we are a third-party beneficiary of the equity commitment letter and have the right to seek specific performance to cause the equity financing to be funded (subject to certain conditions).

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The business reputation and capabilities of Lindsay Goldberg and Pixelle and their respective management.

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The fact that Pixelle’s obligation to complete the sale transaction is not conditioned on Pixelle obtaining financing.

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The expectation of the board of directors that, based on the limited number and nature of the conditions to funding set forth in the debt commitment letter and equity commitment letters, such conditions will be timely met and the financing will be provided in a timely manner.

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The fact that pursuant to the terms of the Purchase Agreement, if Pixelle fails to effect the closing under certain circumstances, Pixelle is obligated to pay us a termination fee of  $15 million.

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The board of directors considered all of the terms and conditions of the Purchase Agreement, including the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form of the consideration and the structure of the termination rights, including:

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That the terms of the Purchase Agreement were the products of arms’-length negotiations among sophisticated parties in consultation with their respective advisors, as described in the section entitled “Proposal 2 — The Sale Proposal — Background of the Sale Transaction,” beginning on page 34 of this Proxy Statement;

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That the Purchase Agreement, subject to the terms and conditions thereof, permit us to, subject to certain conditions, furnish information to and conduct negotiations with third parties that make unsolicited competing proposals and, upon payment of a termination fee of $15 million to Pixelle, terminate the Purchase Agreement in order to enter into an agreement with respect to a superior proposal;

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That the Sale Transaction is subject to the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the approval of the Sale Proposal;

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The belief of the board of directors that the termination fee payable by us upon our termination of the Purchase Agreement to enter into an agreement with respect to a superior proposal is reasonable in light of the overall terms of the Purchase Agreement and the benefits of the Sale Transaction and would not preclude another party from making a competing proposal; and

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The remedies of specific performance and monetary damages that are available to us under the Purchase Agreement as more fully described in the section entitled “Purchase Agreement —  Specific Performance” beginning on page 73 of this Proxy Statement.

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The board of directors has also considered a variety of uncertainties and risks and other potentially negative factors concerning the Sale Transaction. These factors included the following:

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Termination Fee.   The possibility that, although the board of directors conducted an active strategic review process, the termination fee of  $15 million payable by Verso to Pixelle under certain circumstances set forth in the Purchase Agreement may deter third parties that might be interested in exploring strategic transactions with us.

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Risk Associated with Failure to Consummate the Sale Transaction.   The possibility that the Sale Transaction might not be consummated, and the risks and costs to us in such an event, including the additional attention required of management and employees on issues related to the Sale Transaction and away from our day-to-day business.

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Monetary and Opportunity Costs.   The significant costs involved in connection with completing the Sale Transaction, the substantial management time and effort required to complete the Sale Transaction, and the related disruption to our operations.

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Limitations on Ability to Pursue Competing Proposals and Change in Board Recommendation.   The fact that the Purchase Agreement prohibits us from soliciting competing proposals from potential third party purchasers and limits the rights of the board of directors to change its recommendation with respect to the Sale Proposal to certain specified situations as described in “Proposal 2 — The Sale Proposal — Purchase Agreement —  Solicitation of Other Offers; Exclusivity” beginning on page 68;

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Effects of Transaction Announcement.   The risks and contingencies related to the announcement and pendency of the Sale Transaction, including the impact of the transaction on and the disruption to relationships with our business partners.

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Closing Conditions.   The fact that the consummation of the Sale Transaction is subject to the satisfaction of certain closing conditions that are not within Verso’s control, including (i) the approval of the Sale Transaction by the various governmental authorities described below under “Proposal 2 — The Sale Proposal — Regulatory Approvals” beginning on page 59 of this Proxy Statement and (ii) that no material adverse effect has occurred.
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Interim Restrictions on Business Pending the Consummation of the Sale Transaction.   The fact that the Purchase Agreement contains restrictions on the conduct of our business with respect to the mills to be sold prior to the completion of the Sale Transaction, including generally requiring us to conduct the business with respect to the two mills only in the ordinary course, subject to specified limitations, and that we will not undertake various actions related to the conduct of the business to be sold without the prior written consent of Pixelle, which may delay or prevent us from responding to changing market and business conditions and/or have a negative impact on our current business relationships (including with current or prospective employees, customers, suppliers or partners).

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Potential Impact on Future Operations.   The risks that our business will be reduced and less diversified following the closing of the Sale Transaction, including that a larger portion of our business will be exposed to the type of risks associated with a more limited paper product line and that the smaller scale of our business could reduce the opportunity to leverage purchasing efficiencies across various paper mills that we own and will continue to operate after the Sale Transaction is consummated.

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Risks of Unforeseen Expenses and Indemnification Liability.   The risk that unforeseen liabilities and expenses may be incurred that may limit the ultimate amount of net proceeds from the Sale Transaction, including with respect to our indemnification obligations under the Purchase Agreement.

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We will have limited ability to pursue certain business opportunities following the consummation of the Sale Transaction.   The risks associated with our agreement to be bound by non-competition covenants in the Purchase Agreement which preclude our ability to engage in, own, operate or assist any other business or person in engaging in the business of designing, manufacturing, and selling any specialty paper products related to: (i) coated thermal transfer papers manufactured and sold at the Stevens Point Mill, (ii) coated direct thermal base papers, manufactured and sold at the Stevens Point Mill or (iii) uncoated flexible packaging manufactured and sold at the Androscoggin Mill, in each case for two years following the consummation of the Sale Transaction.

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Potential Impact on Stock Price if the Purchase Agreement Is Terminated.   The market price of our common stock could be affected by many factors, including: (i) if the Purchase Agreement is terminated, the reason or reasons for such termination and whether such termination resulted from factors adversely affecting us, (ii) the possibility that, as a result of the termination of the Purchase Agreement, possible acquirors may consider the business to be sold to be an unattractive acquisition candidate, and (iii) the possible sale of common stock by investors following an announcement that the Purchase Agreement was terminated.

The foregoing discussion of the information and factors considered by the board of directors is not intended to be exhaustive, but rather includes the principal material information, factors and analyses considered by the board of directors in reaching its conclusions and recommendation in relation to the Purchase Agreement and the Sale Transaction. The board of directors evaluated the various factors listed above in light of their knowledge of the business, financial condition and prospects of Verso as well as the business to be sold, in consultation with Verso’s senior management and legal and financial advisors. The board of directors did not provide a specific assessment of, quantify or otherwise assign any relative weights to, the factors considered in determining its recommendation. Instead, the board of directors conducted an overall analysis of the factors and reasons described above and determined in its business judgment that, in the aggregate, the potential benefits of the Sale Transaction to the stockholders of Verso outweighed the risks or potential negative consequences. Individual members of the board of directors may have given different weight to different factors. In addition, in arriving at its recommendation, the members of the board of directors were aware of the interests of certain officers and directors of the Company as described in “Proposal 2: The Sale Proposal — Interests of Certain Persons in the Sale Transaction” beginning on page 56 of this Proxy Statement.

Opinion of our Financial Advisor
On November 11, 2019, Houlihan Lokey orally rendered its opinion to the board of directors (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the board of directors dated November 11, 2019), as to, as of November 11, 2019, the fairness, from a financial point of view, to Verso of the Purchase Price to be received by Verso Paper for the equity interest in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement.
Houlihan Lokey’s opinion was directed to the board of directors (in its capacity as such) and only addressed the fairness, from a financial point of view, to Verso of the Purchase Price to be received by Verso Paper for the equity interest in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement and did not address any other aspect or implication of the Sale Transaction, any related transaction or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Appendix C to this Proxy Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and do not constitute, advice or a recommendation to the board of directors, any security holder of Verso or any other person as to how to act or vote with respect to any matter relating to the Sale Transaction or otherwise.
In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:
1.
reviewed the following agreements and documents:

a.
a draft, dated November 9, 2019, of the Purchase Agreement; and

b.
a draft, dated November 9, 2019, of the Restructuring Agreement;

2.
reviewed certain publicly available business and financial information relating to Verso, Verso Paper, Verso Androscoggin and the two mills that Houlihan Lokey deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the two mills made available to Houlihan Lokey by Verso, including financial projections (and adjustments thereto) prepared by or discussed with the management of Verso relating to the two mills for the fiscal years ending December 31, 2019 through 2024 (which we refer to as the “projections”);

4.
compared the financial and operating performance of the two mills with that of companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

5.
considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

6.
spoke with certain members of the management of Verso regarding the business, operations, financial condition and prospects of the two mills, the Sale Transaction and related matters; and

7.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

For purposes of its analyses and opinion, Houlihan Lokey, with Verso’s consent, evaluated the fairness, from a financial point of view, to Verso of the Purchase Price being received by Verso Paper for the equity interest in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement as though the equity interest in Verso Androscoggin had been transferred, and the Purchase Price received, by Verso.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, management of Verso advised Houlihan Lokey, and Houlihan Lokey assumed, that the projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the two mills. At Verso’s direction, Houlihan Lokey assumed that the projections provided a reasonable basis on which to evaluate the two mills and the Sale Transaction and Houlihan Lokey, at Verso’s direction, used and relied upon the projections for purposes of its analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the projections or the assumptions on which they were based. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the two mills since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.
For purposes of its analyses and opinion, Houlihan Lokey with Verso’s agreement assumed that (i) the Sale Transaction would not impair the ability of Verso and its affiliates to operate the assets, businesses or operations of Verso and its subsidiaries other than the two mills as currently conducted, or as the management of Verso and its subsidiaries currently contemplate conducting the Verso’s retained mills, (ii) upon the consummation of the Sale Transaction pursuant to the Purchase Agreement, neither Verso nor any of its subsidiaries would have any liability or obligation with respect to certain assumed liabilities related to the Androscoggin Mill and the Stevens Point Mill, and (iii) after giving effect to the transactions contemplated by the Restructuring Agreement and immediately prior to the consummation of the Sale Transaction, Verso Androscoggin would have no assets or operations other than those at the two mills.
Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in item 1 above and all other related documents and instruments referred to therein were true and correct, (b) each party to all such agreements and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Restructuring Agreement and the Sale Transaction would be satisfied without waiver thereof, and (d) the transactions contemplated by the Restructuring Agreement and the Sale Transaction would be consummated in a timely manner in accordance with the terms described in all such agreements and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the transactions contemplated by the Restructuring Agreement and the Sale Transaction would be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the transactions contemplated by the Restructuring Agreement and the Sale Transaction would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the transactions contemplated by the Restructuring Agreement, the Sale Transaction, the Androscoggin Mill, the Stevens Point Mill, Verso Androscoggin, Verso Paper, Verso or Pixelle or any expected benefits of the Sale Transaction that would be material to its analyses or opinion. With Verso’s agreement Houlihan Lokey also assumed that any adjustments to the Purchase Price pursuant to the Purchase Agreement or otherwise would not be material to its analyses or opinion and Houlihan Lokey expressed no opinion with respect thereto. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final forms of any draft documents identified above would not differ in any respect from the drafts of said documents.
Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the two mills, Verso Androscoggin, Verso’s retained mills, Verso Paper, Verso, Pixelle or any other party, and Houlihan Lokey was not provided with any such appraisal or evaluation.

Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Verso Androscoggin, Verso Paper, Verso or Pixelle was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Androscoggin Mill, the Stevens Point Mill, Verso Androscoggin, Verso’s retained mills, Verso Paper, Verso or Pixelle was or may have been a party or was or may have been subject.
Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. Except as set forth in the last sentence of its opinion, Houlihan Lokey did not express any view or opinion as to the price or range of prices at which the equity interest in Verso Androscoggin may be purchased or sold, or otherwise be transferable, at any time.
Houlihan Lokey’s opinion was furnished for the use of the board of directors (in its capacity as such) in connection with its evaluation of the Sale Transaction and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the board of directors, Verso, Verso Paper, any security holder or any other party as to how to act or vote with respect to any matter relating to the Sale Transaction, the transactions contemplated by the Restructuring Agreement or otherwise.
Houlihan Lokey’s opinion only addressed whether the Purchase Price to be received by Verso Paper for the equity interest in Verso Androscoggin in the Sale Transaction pursuant to the Purchase Agreement after giving effect to the transactions contemplated by the Restructuring Agreement was fair, from a financial point of view, to Verso in the manner set forth in the opinion and did not address any other aspect or implication of the Sale Transaction, any related transaction, or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the transactions contemplated by the Restructuring Agreement except that, for purposes of its analyses and opinion Houlihan Lokey assumed the consummation of the transactions contemplated by the Restructuring Agreement prior to consummation of the Sale Transaction. In addition, Houlihan Lokey’s opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the board of directors, Verso, Verso Paper, Pixelle, their respective security holders or any other party to proceed with or effect the Sale Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Sale Transaction or otherwise (other than the Purchase Price to the extent expressly specified in the opinion), (iii) the fairness of any portion or aspect of the Sale Transaction to the holders of any class of securities, creditors or other constituencies of Verso, Verso Paper, Verso Androscoggin, Pixelle or to any other party, except if and only to the extent expressly set forth in the last sentence of the opinion, (iv) the relative merits of the Sale Transaction as compared to any alternative business strategies or transactions that might have been available for the two mills, Verso Androscoggin, Verso Paper, Verso, Pixelle or any other party, (v) the fairness of any portion or aspect of the Sale Transaction to the stockholders of Verso or any other person (including, without limitation, any distribution or other use of the Purchase Price following the consummation the Sale Transaction), (vi) the fairness of any portion or aspect of the Sale Transaction to any one class or group of Verso Androscoggin’s, Verso Paper’s, Verso’s, Pixelle’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Verso Androscoggin’s, Verso Paper’s, Verso’s, Pixelle’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vii) whether or not Verso Paper, Verso, Pixelle, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Sale Transaction, (viii) the solvency, creditworthiness or fair value of the Androscoggin Mill, the Stevens Point Mill, Verso’s retained mills, the certain assets acquired by Verso Androscoggin pursuant to the Restructuring Agreement, Verso Androscoggin, Verso Paper, Verso, Pixelle or any other participant in the Sale Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Sale Transaction, any class of such persons or any other party, relative to the Purchase Price or otherwise. Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, environmental, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the board of directors, on the assessments by the board of directors, Verso, Verso Paper, Verso Androscoggin, Pixelle and their respective advisors, as to all legal, regulatory, accounting, environmental, insurance, tax and other similar matters with respect to the two mills, Verso Androscoggin, Verso Paper, Verso, Pixelle and the Sale Transaction or otherwise.
In preparing its opinion to the board of directors, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.
In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, business or transaction used in Houlihan Lokey’s analyses for comparative purposes is identical to Verso Androscoggin, the two mills or the Sale Transaction and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the projections and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Verso. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.
Houlihan Lokey’s opinion was only one of many factors considered by the board of directors in evaluating the Sale Transaction. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the Purchase Price or of the views of the board of directors with respect to the Sale Transaction or the Purchase Price. The type and amount of consideration payable in the Sale Transaction pursuant to the Purchase Agreement were determined through negotiation between Verso and the other parties to the Sale Transaction, and the decision to enter into the Purchase Agreement was solely that of the board of directors.
Financial Analyses
The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the board of directors on November 11, 2019. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:
•
Adjusted Enterprise Value — generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of Verso) plus the amount of debt outstanding, tax-affected net pension liability, preferred stock and non-controlling interests, and less the amount of cash and cash equivalents on its balance sheet.

•
Adjusted EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization for a specified time period, as adjusted for certain non-recurring items.

Unless the context indicates otherwise, adjusted enterprise values used in the selected companies analysis described below were calculated using the closing price of the common stock of the selected companies listed below as of November 7, 2019, and transaction values for the selected transactions analysis described below were calculated on an adjusted enterprise value basis, to the extent net pension liability data was publicly available, based on the value of the equity consideration in the transaction and other publicly available information as of the announcement of the transaction. The estimates of future financial performance of the two mills relied upon for the financial analyses described below were based on the projections, and the estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.
Selected Companies Analysis.   Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant. The financial data reviewed included:
•
Adjusted Enterprise value as a multiple of estimated adjusted EBITDA for the last twelve months, or “LTM Adjusted EBITDA”;

•
Adjusted Enterprise value as a multiple of estimated adjusted EBITDA for the next fiscal year, or “NFY Adjusted EBITDA”; and

•
Adjusted Enterprise value as a multiple of estimated adjusted EBITDA for the year following the next fiscal year, or “NFY + 1 Adjusted EBITDA.”

The selected companies and corresponding multiples were:
Adjusted Enterprise Value/ Adjusted EBITDA
	LTM	NFY	NFY+1
Specialty Paper
Clearwater Paper Corporation	8.4x	8.3x	7.0x
Domtar Corporation	4.8x	5.6x	6.0x
Neenah, Inc.	12.9x	12.0x	11.0x
UPM-Kymmene Oyj	10.1x	9.5x	10.0x
Diversified Pulp/Paper
Resolute Forest Products Inc.	5.6x	6.9x	5.7x
Sappi Limited	4.8x	4.7x	4.5x
Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 6.5x to 7.5x to the two mill’s LTM Adjusted EBITDA, 6.5x to 7.5x to the two mill’s estimated NFY Adjusted EBITDA and 6.0x to 7.0x to the two mill’s estimated NFY + 1 Adjusted EBITDA. The selected companies analysis indicated implied adjusted enterprise value reference ranges of the two mills of approximately $308.1 million to $355.5 million based on LTM Adjusted EBITDA, approximately $282.9 million to $326.5 million based on NFY Adjusted EBITDA and approximately $296.4 million to $345.8 million based on NFY + 1 Adjusted EBITDA, as compared to the Purchase Price of  $400 million ($365 million after adjustment for the unfunded pension amount of  $35 million) in the Sale Transaction pursuant to the Purchase Agreement.

Selected Transactions Analysis.   Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of LTM Adjusted EBITDA for the last twelve months available prior to the date of announcement, and the selected transactions and corresponding multiples were:
Date Announced	Target	Acquiror	Transaction Value/LTM Adj. EBITDA
10/2018	Catawba, South Carolina Paper and Pulp Mill of Resolute Forest Products	New-Indy Containerboard LLC	12.9x
8/2018	Specialty Papers Business Unit of P. H. Glatfelter Company	Spartan Paper LLC (nka: Pixelle Specialty Solutions LLC)	11.9x
7/2018	Expera Specialty Solutions, LLC	Ahlstrom Munksjo Oyj	8.5x
5/2018	Catalyst Paper Operations Inc.	ND Paper LLC	NA
4/2018	Caieiras Specialty Paper Mill in Brazil of MD Papéis Ltda.	Ahlstrom Brasil Ltd	8.2x
12/2017	Cham Paper Group Holding AG, Speciality Paper Business	Sappi Limited	5.9x
5/2017	Tembec Inc	Rayonier Advanced Materials Inc	5.5x
5/2017	US Corrugated, Inc., Certain Operations	WestRock Company	5.0x
11/2015	Atlas Paper Mills, LLC	Resolute Forest Products Inc	NA
10/2015	Wausau Paper Corp.	SCA Americas, Inc.	12.4x
12/2014	Clearwater Paper Corporation, Specialty Products Business	Dunn Paper, Inc.	6.2x
1/2014	NewPage Holdings Inc.	Verso Corporation	5.8x

“NA” refers to not publicly available.
Taking into account the results of the selected transactions analysis, Houlihan Lokey applied a selected multiple range of 7.0x to 8.0x to the two mills LTM Adjusted EBITDA. The selected transactions analysis indicated an implied adjusted enterprise value reference range of the two mills of approximately $331.8 million to $379.2 million, as compared to the Purchase Price of  $400 million ($365 million after adjustment for the unfunded pension amount of  $35 million) in the Sale Transaction pursuant to the Purchase Agreement.
Discounted Cash Flow Analysis.   Houlihan Lokey performed a discounted cash flow analysis of the two mills based on the projections. Houlihan Lokey applied a range of terminal value multiples of 6.0x to 7.0x to the two mill’s projected Adjusted EBITDA for the fiscal year ending December 2024 and discount rates ranging from 9.5% to 10.5%. The discounted cash flow analysis indicated an implied adjusted enterprise value reference range of the two mills of approximately $284.9 million to $343.5 million, as compared to the Purchase Price of  $400 million ($365 million after adjustment for the unfunded pension amount of  $35 million) in the Sale Transaction pursuant to the Purchase Agreement.
Other Matters
Verso engaged Houlihan Lokey as its financial advisor based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to Houlihan Lokey’s engagement by Verso, Houlihan Lokey will be entitled to a transaction fee currently estimated to be approximately $5.045 million upon the consummation of the Sale Transaction. Houlihan Lokey became entitled to a fee of  $1,200,000 upon the rendering of its opinion to the board of directors, $900,000 of which fee is creditable to the extent previously paid against the transaction fee. In addition, Verso also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey and certain related parties for certain potential liabilities arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity and other securities and financial instruments (including loans and other obligations) of, or investments in, Verso Androscoggin, Verso Paper, Verso, Pixelle or any other party that may be involved in the Sale Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Sale Transaction.
Houlihan Lokey and/or certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to Verso and Lindsay Goldberg, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Lindsay Goldberg (collectively, with Lindsay Goldberg, the “Lindsay Goldberg Group”), for which Houlihan Lokey and/or its affiliates have received compensation, including, among other things, having acted as financial advisor to ECS Federal, LLC, then a member of the Lindsay Goldberg Group, in connection with its sale transaction, which transaction closed in April 2018, for which Houlihan Lokey and its affiliates have received aggregate fees of approximately $4.5 million. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Verso, Pixelle, members of the Lindsay Goldberg Group, other participants in the Sale Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of its and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Lindsay Goldberg, other participants in the Sale Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the Lindsay Goldberg Group, other participants in the Sale Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Verso, Pixelle, members of the Lindsay Goldberg Group, other participants in the Sale Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Projected Financial Information
Verso does not, on a routine basis, publicly disclose long-term projections as to future financial performance due to, among other reasons, the unpredictability of the underlying assumptions and estimates. However, on October 22, 2019, in connection with the evaluation of the proposed Sale Transaction, Verso management provided the board of directors with the projections. The projections were also provided to Houlihan Lokey who was authorized to use and rely upon the projections for purposes of providing advice to the board of directors.
The projections were not prepared with a view to public disclosure and are included in this Proxy Statement only because such information was made available to the board of directors and Houlihan Lokey as described above. The projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States (which we refer to as “GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this document has been prepared by, and is the responsibility of, Verso management, and is subjective in many respects. Furthermore, neither Verso’s independent auditors nor any other independent accountants have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, assume no responsibility for, and express no opinion or other form of assurance on, such information or its achievability.
The projections are forward-looking statements. Although summaries of the projections are presented with numerical specificity, the projections reflect numerous assumptions and estimates as to future events made by Verso senior management, which it believes were reasonable at the time the projections were prepared, taking into account the relevant information available to management at such time. However, this information is not fact and should not be relied upon as being necessarily predictive of actual future results. Important factors may affect actual results and cause the forecasts not to be achieved. These factors include general economic conditions, accuracy of certain accounting assumptions, timing of business investments by Verso, changes in actual or projected cash flows, competitive pressures, and the other factors described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” on page  29 of this Proxy Statement. In addition, the projections do not take into account any circumstances or events occurring after the date that the projections were prepared and do not give effect to the Sale Transaction. As a result, there can be no assurance that the projections will be realized, and actual results may be materially better or worse than those contained in the projections. The inclusion of this information should not be regarded as an indication that the board of directors, Verso senior management team, Houlihan Lokey or any other recipient of this information considered, or now considers, the projections to be material information of Verso, or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such. The summary of the projections is not included in this Proxy Statement in order to induce any stockholder to vote in favor of the proposal to adopt the Purchase Agreement or any of the other proposals to be voted on at the Annual Meeting or to influence any stockholder to make any investment decision with respect to the Sale Transaction.
The projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Verso contained in Verso public filings with the SEC. The projections were reviewed by Verso senior management with, and considered by, the board of directors in connection with its evaluation and approval of the Sale Transaction.
Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility to update or otherwise revise the forecasts to reflect circumstances existing after the date when we prepared the projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the projections are shown to be in error. We can give no assurance that, had our projections been prepared either as of the date of the Purchase Agreement or as of the date of this Proxy Statement, similar estimates and assumptions would be used. Neither Verso nor any of its affiliates, directors, officers, advisors or other representatives has made or makes any representation to any of our stockholders or any other person regarding the ultimate performance of the Androscoggin Mill and the Stevens Point Mill compared to the information contained in our projections or that our projections will be achieved.
In light of the foregoing factors and the uncertainties inherent in the projections and considering that the Annual Meeting will be held several months after the projections were prepared, stockholders are cautioned not to rely on the projections included in this Proxy Statement.
Certain of the measures included in the projections may be considered non-GAAP financial measures, as noted below. These non-GAAP financial measures are useful to investors and management in understanding current profitability levels and liquidity that may serve as a basis for evaluating future performance and facilitating comparability of results. In addition, certain non-GAAP financial measures are a component of Verso annual employee incentive plans. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Verso may not be comparable to similarly titled amounts used by other companies. The non-GAAP financial measures used in the forecasts were relied upon by the board of directors in connection with its consideration of the Sale Transaction and by Houlihan Lokey for purposes of providing advice to the board of directors. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by the board of directors in connection with its consideration of the Sale Transaction or by Houlihan Lokey for purposes of providing advice to the board of directors.

The following is a summary of the projections prepared by senior management of Verso and given to the board of directors and Houlihan Lokey, prior to the execution of the Purchase Agreement:
Projections
Androscoggin Mill Cash Flow Summary (Dollars in millions)	Fiscal year ended December 31,
	2019	2020	2021	2022	2023	2024
Revenue	$316.4	$321.6	$371.9	$377.7	$388.6	$390.4
Total Cost of Products Sold	(309.4)
Selling, general and administrative expenses allocation	(10.0)
Adjusted EBITDA(1)	$(3.0)	$1.4	$25.2	$21.5	$23.6	$21.7
Capital expenditures		(68.7)	(26.5)	(21.1)	(16.1)	(16.1)
Pension benefit obligation		(2.2)	(2.0)	(2.4)	(1.7)	(0.5)
Working capital(2)		(3.9)	(5.4)	1.3	0.7	1.9
Taxes		(0.0)	(1.2)	(1.4)	(3.6)	(3.8)
Interest		(0.0)	(0.2)	(0.2)	(0.2)	(0.2)
Free Cash Flow		$(73.4)	$(10.1)	$(2.3)	$2.7	$3.1
Cumulative Free Cash Flow		$(73.4)	$(83.6)	$(85.9)	$(83.2)	$(80.1)

(1)
Expense details related to (i) Total Cost of Products Sold and (ii) Selling, general and administrative expenses were not provided for the fiscal years 2020-2024.

(2)
Working capital is defined as current assets, net of cash & cash equivalents, less current liabilities, excluding the current portion of long-term debt.

Stevens Point Mill Cash Flow Summary (Dollars in millions)	Fiscal year ended December 31,
	2019	2020	2021	2022	2023	2024
Revenue	$263.7	$265.6	$268.8	$271.2	$277.3	$277.8
Total Cost of Products Sold	(212.3)
Selling, general and administrative expenses allocation(3)	(4.9)
Adjusted EBITDA(4)	$46.5	$48.0	$31.2	$25.6	$48.9	$48.4
Capital expenditures		(26.8)	(8.5)	(4.4)	(4.4)	(4.4)
Pension benefit obligation		(1.9)	(1.7)	(2.0)	(1.4)	(0.4)
Working capital		(0.1)	(1.2)	(1.1)	(1.6)	(0.9)
Taxes		(0.3)	(1.5)	(1.7)	(7.4)	(8.6)
Interest		(0.4)	(0.3)	(0.3)	(0.4)	(0.4)
Free Cash Flow		$18.7	$18.0	$16.1	$33.7	$33.8
Cumulative Free Cash Flow		$18.7	$36.6	$52.8	$86.5	$120.3
(3)
Net of addback to account for pension benefit obligation

(4)
Expense details related to (i) Total Cost of Products Sold and (ii) Selling, general and administrative expenses were not provided for the fiscal years 2020-2024.

Androscoggin Mill and Stevens Point Mill Consolidated Cash Flow Summary (Dollars in millions)	Fiscal year ended December 31,
	2019	2020	2021	2022	2023	2024
Revenue	$580.1	$587.2	$640.8	$648.9	$666.0	$668.2
Total Cost of Products Sold	(521.7)
Selling, general and administrative expenses allocation	(14.9)
Adjusted EBITDA(5)	$43.5	$49.4	$56.3	$47.0	$72.5	$70.1
Capital expenditures		(95.5)	(35.0)	(25.5)	(20.5)	(20.5)
Pension benefit obligation		(4.1)	(3.7)	(4.3)	(3.1)	(0.9)
Working capital		(4.0)	(6.6)	0.1	(1.0)	1.1
Taxes		(0.3)	(2.7)	(3.1)	(11.0)	(12.4)
Interest		(0.4)	(0.5)	(0.5)	(0.5)	(0.5)
Free Cash Flow		$(54.8)	$7.8	$13.8	$36.4	$36.9
Cumulative Free Cash Flow		$(54.8)	$(46.9)	$(33.1)	$3.3	$40.2
(5)
Expense details related to (i) Total Cost of Products Sold and (ii) Selling, general and administrative expenses were not provided for fiscal years 2020-2024.

Net Proceeds from the Sale Transaction
Net cash proceeds of the Sale Transaction are anticipated to be approximately $336 million, after the assumption by Pixelle of approximately $35 million of pension liabilities, working capital adjustments estimated to be approximately $17 million, including the repayment of  $15 million of certain adjustments to the agreed target working capital amount as a result of the factoring of certain extended term accounts receivables related to the two mills and approximately $12 million of transaction expenses.
Use of Net Proceeds from the Sale Transaction
The board of directors intends to return to stockholders not less than $225 million of the net proceeds from the Sale Transaction. In an effort to most effectively maximize the value of the return to stockholders, Verso’s board of directors will determine the method, timing and precise amounts of such returns promptly following the closing of the Sale Transaction after taking into account, among other things, the composition of Verso’s then existing stockholder base, relevant tax considerations, existing market conditions and the status of Verso’s strategic review process. In addition, we plan to utilize approximately $54 million of the net proceeds to reduce a portion of our pension liability which will offset the anticipated tax liability associated with the Sale Transaction. Any remaning net proceeds will be used for general corporate purposes while the board of directors continues its ongoing review of strategic alternatives.
Treatment of Stock-Based Awards
Except as described under “Proposal 2 — The Sale Proposal — Interests of Certain Persons in the Sale Transaction” below, the consummation of the Sale Transaction will not result in the vesting of any stock-based awards issued to our directors or executive officers. In connection with the execution of the Purchase Agreement, the compensation committee of the board of directors has exercised its discretion under our performance incentive plan to accelerate the vesting of equity-based awards, specifically, performance stock units and restricted stock units, granted under our performance incentive plan immediately prior to the consummation of the Sale Transaction conditioned upon the closing, with respect to four employees included in the transaction who are expected to become employees of Pixelle. These unvested equity-based awards will be converted into an aggregate of 16,950 shares of Verso Class A common stock upon the closing.
Interests of Certain Persons in the Sale Transaction
In considering the recommendation of the board of directors to vote to approve the Purchase Agreement, our stockholders should be aware that Leslie T. Lederer, the Senior Transaction Advisor

(formerly our Interim Chief Executive Officer), has a financial interest in the consummation of the Sale Transaction that may be in addition to, or different from, the interests of our stockholders generally. The board of directors was aware of and considered this potential interest, among other matters, in evaluating and negotiating the sale transaction and in recommending to our stockholders that they approve the Purchase Agreement. Our stockholders should take these interests into account in deciding whether to vote “FOR” the Purchase Agreement.
Mr. Lederer served as our Interim Chief Executive Officer from April 5, 2019 until November 11, 2019, when he became Senior Transaction Advisor to Verso. In connection with Mr. Lederer’s appointment as Senior Transaction Advisor, the board of directors approved an amendment to Mr. Lederer’s previously issued equity award agreement pursuant to which the remaining unvested stock units subject to the award will vest upon the closing of the Sale Transaction, generally subject to Mr. Lederer’s continued employment. Mr. Lederer’s unvested stock units will be converted into an aggregate of 60,948 shares of Verso Class A common stock upon the closing.
Nature of Verso’s Business Following the Sale Transaction
Upon the consummation of the Sale Transaction, Verso will produce a comprehensive portfolio of graphic paper products for applications across our customer base, bleached hardwood market pulp, and certain specialty products, which are permitted to be produced pursuant to the provisions of the non-competition restrictions in the Purchase Agreement, at four mill locations with a combined annual capacity of approximately two million tons of paper. These mills are located in Quinnesec, Michigan, Wisconsin Rapids, Wisconsin, Duluth, Minnesota and Escanaba, Michigan. In addition, the Quinnesec mill will sell approximately 55,200 air-dried metric tons of bleached hardwood market pulp annually to Pixelle pursuant to the supply agreement to be entered into with Pixelle. See “Purchase Agreement — Ancillary Agreements.” Our Wisconsin Rapids Mill will sell approximately 51,600 air-dried metric tons of bleached hardwood wetlap pulp annually to Pixelle pursuant to the supply agreement to be entered into with Pixelle. Revenues for our remaining business based on the trailing twelve month period was approximately $2 billion.
Effects on Our Business if the Sale Transaction is Not Consummated
If the Sale Transaction is not consummated, we will continue to operate our Androscoggin Mill and our Stevens Point Mill, and we will continue to consider and evaluate other strategic opportunities with respect to those or our other mills. In such a circumstance, there can be no assurances that our continued operation of our Androscoggin Mill and our Stevens Point Mill or any alternative strategic opportunities will result in the same or greater value to our stockholders as the proposed Sale Transaction.
If the Sale Transaction is not consummated, we will not receive the expected proceeds from the Sale Transaction.
If the Purchase Agreement is terminated under certain circumstances described in this Proxy Statement and set forth in Section 7 of the Purchase Agreement and described above, we may be required to pay to Pixelle a termination fee of  $15 million or reimburse certain of Pixelle’s expenses in connection with the Sale Transaction, up to $3.5 million. In the event that we pay the expense reimbursement and the termination fee subsequently becomes payable, the amount of the expense reimbursement paid by us will be credited against the termination fee. Pixelle will be required to pay us a termination fee of  $15 million in the event that we terminate the Purchase Agreement as a result of Pixelle’s failure to consummate the Sale Transaction within five business days after all conditions are satisfied and we have provided the required notice that we are ready, willing and able to consummate the Sale Transaction.
Financing the Sale Transaction
Pixelle expects to finance the cash consideration payable in connection with the Sale Transaction with a combination of  (i) cash on hand, (ii) incremental debt financing to be provided pursuant to an amendment to its existing credit agreement (which we refer to as the “debt financing”) and (iii) equity financing to be provided by the Lindsay Goldberg Funds (which we refer to as the “equity financing”). The obligations of Pixelle under the Purchase Agreement are not conditioned upon its ability to obtain financing.

Debt Commitment Letter
Pixelle has received a debt commitment letter (which we refer to as the “debt commitment letter”), dated November 11, 2019, from Credit Suisse AG, Cayman Islands Branch, Credit Suisse Loan Funding LLC and Citizens Bank, N.A. (collectively referred to herein as the “Debt Commitment Parties”) and related fee letters from the relevant Debt Commitment Parties pursuant to which, and subject to the conditions set forth therein, the Debt Commitment Parties have severally committed to provide (i) up to $255 million (subject to adjustment as set forth in the debt commitment letter) in term loan debt financing for the purpose of funding a portion of the cash consideration in connection with the Sale Transaction, the payment of fees, expenses and other transactions costs incurred in connection with the Sale Transaction and the debt financing and, to the extent of any remaining proceeds, for working capital and other general corporate purposes and (ii) up to $20 million in revolving debt financing for working capital and other general corporate purposes. Such debt financing is structured as an incremental term loan facility and an incremental revolving facility under Pixelle’s existing credit agreement.
The availability of the debt financing is subject to certain conditions, including:
•
the substantially concurrent consummation of the Sale Transaction in all material respects in accordance with the terms of the Purchase Agreement (without giving effect to any modifications, amendments, consents or waivers by Pixelle that are materially adverse to the interests of the Debt Commitment Parties and other lenders of the debt financing, unless consented to by the lead arrangers of the debt financing, such consent not to be unreasonably withheld, delayed or conditioned);

•
between the date of the Purchase Agreement and the closing date, there shall have been no circumstance, condition, event, development or change that would reasonably be expected to have, individually or in the aggregate, a “material adverse effect” (as defined in the section entitled “Purchase Agreement — Representation and Warranties” beginning on page 63 of this Proxy Statement);

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the receipt by the lead arrangers of the debt financing of  (i) certain specified financial information related to the two mills and Pixelle, (ii) certain specified guarantee, collateral and security documentation and (iii) information required by regulatory authorities under applicable “know your customer”, anti-money laundering and individual beneficial ownership rules and regulations;

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certain specified representations and warranties of Verso and its subsidiaries in the Purchase Agreement and certain specified representations and warranties of Pixelle and its subsidiaries in the definitive documentation with respect to the debt financing will be true and correct in all material respects as of the closing date;

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the payment of certain fees and expenses;

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the expiration of the marketing period;

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the equity financing will have been funded prior to or substantially concurrently with the borrowing under the debt financing as contemplated by the debt commitment letter;

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the execution and delivery of definitive documentation with respect to the debt financing, together with customary closing deliverables and customary legal opinions with respect to the definitive documentation;

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the absence of payment and bankruptcy events of default under Pixelle’s existing credit agreement; and

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the aggregate principal amount of the debt financing shall be permitted under Pixelle’s existing credit agreement as incremental facilities thereunder.

The commitments under the debt commitment letter will automatically terminate upon the occurrence of any of the following events: (i) the termination of the Purchase Agreement in accordance with its terms prior to the consummation of the Sale Transaction, (ii) the consummation of the Sale Transaction without the use of the term loan debt financing and (iii) if the closing date does not occur on or before 11:59 p.m., New York City time, on May 11, 2020.

Equity Commitment Letter
Pixelle further received an equity commitment letter (which we refer to as the “equity commitment letter”) from the Lindsay Goldberg Funds, dated November 11, 2019, pursuant to which the Lindsay Goldberg Funds have committed to contribute to Pixelle an aggregate amount of up to $110 million in cash for the purpose of funding, together with the proceeds of the debt financing, a portion of the cash consideration payable in connection with the Sale Transaction.
The Lindsay Goldberg Funds’ obligations to provide the equity financing is subject to certain conditions, including:
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the satisfaction of all of the mutual conditions to closing and Pixelle’s conditions to closing under the Purchase Agreement (as further described in the section entitled “Purchase Agreement —  Conditions to Closing” beginning on page 71 of this Proxy Statement), other than those conditions that by their nature are to be, and will be, satisfied by actions taken at the closing;

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Pixelle is required to consummate the closing pursuant to the terms and conditions of the Purchase Agreement; and

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the substantially simultaneous consummation of the closing in accordance with the terms of the Purchase Agreement.

Verso is an express third party beneficiary of the equity commitment letter for the purpose of seeking specific performance of the Lindsay Goldberg Funds’ obligation to fund the equity commitment to Pixelle. The Lindsay Goldberg Funds’ commitment under the equity commitment letter will automatically terminate upon the earliest to occur of  (i) the consummation of the closing and payment of the purchase price pursuant to and in accordance with the Purchase Agreement and (ii) the termination of the Purchase Agreement in accordance with its terms prior to the effective time.
Stockholder Approval of the Sale Proposal
The Sale Transaction is subject to certain closing conditions including, among others, the affirmative vote of the holders of a majority of the outstanding shares of common stock of Verso entitled to vote on the approval of the Sale Proposal.
No Changes to the Rights of Stockholders
There will be no change in the rights of our stockholders as a result of the Sale Transaction.
Appraisal Rights in Respect of the Sale Transaction
No appraisal or dissenters’ rights are available to our stockholders under Delaware law or our certificate of incorporation or bylaws in connection with the actions contemplated by the Sale Proposal.
Regulatory Approvals
To consummate the Sale Transaction, Verso and Pixelle must obtain approvals from, or make filings with, certain United States federal antitrust and other regulatory authorities. We describe certain United States federal and state approvals and filings below.
We currently anticipate consummating the Sale Transaction during the first quarter of 2020. Verso and Pixelle have agreed to use reasonable best efforts to obtain or cause to be obtained certain consents or approvals of certain specified governmental authorities.
On December 18, 2019, Verso received notification from the FTC that the request for early termination of the waiting period under the HSR Act had been granted, effective December 18, 2019. Although we believe that we will receive the remaining required approvals to consummate the Sale Transaction, we cannot give any assurance as to the timing of these approvals or filings or as to Verso’s and Pixelle’s ultimate ability to obtain such approvals (or any additional approvals or filings which may otherwise become necessary). We also cannot ensure that we will obtain such approvals on terms and subject to conditions satisfactory to Verso and Pixelle or that the granting of required approvals will not involve the imposition of additional conditions on the completion of the Sale Transaction.
HSR Act
Under the HSR Act, and the related rules and regulations that have been issued by the FTC, certain transactions may not be consummated until certain information and documentary material has been furnished for review by the FTC and the Antitrust Division and certain waiting period requirements have been satisfied or terminated. These requirements apply to the Sale Transaction.
On November 25, 2019, Pixelle and Verso filed their respective notification and report forms with the FTC and the Antitrust Division and requested early termination of the waiting period. The request for early termination of the waiting period under the HSR Act was granted, effective December 18, 2019. At any time before or after the closing, the Antitrust Division or the FTC could take action under the antitrust laws, including seeking to enjoin the consummation of the Sale Transaction, conditionally approve the Sale Transaction upon the divestiture of assets, subject the consummation of the Sale Transaction to regulatory conditions or seek other remedies. In addition, state attorneys general and other regulators could take action under the antitrust or other laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the consummation of the Sale Transaction or permitting consummation subject to regulatory conditions. Private parties may also bring legal action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the Sale Transaction on antitrust or other regulatory grounds will not be made or, if such a challenge is made, what the result of such challenge will be.
FERC Approval under Section 203 of the Federal Power Act
We have a subsidiary, Verso Energy Services LLC, that is subject to the jurisdiction of FERC under Part II of the FPA. Pursuant to Section 203(a)(1) of the FPA and Part 33 of the regulations of FERC, the Sale Transaction is subject to the approval of FERC with respect to the proposed sale of Verso Energy Services LLC. Verso Energy Services LLC performs certain electric energy management services for the Androscoggin Mill, including purchasing capacity and associated electric energy for the mill, and is also a retail service provider in Maine and sells electric energy at retail to the Androscoggin Mill. Verso Energy Services LLC has market-based rate authority from FERC and uses such authority to hedge purchases from ISO New England, Inc. to make such retail sales.
On November 27, 2019, Verso and certain of its affiliates filed with FERC an Application for Authorization under Section 203 of the FPA for Disposition of Jurisdictional Facilities and Requests for Expedited Action, Confidential Treatment, and Waivers with information and materials intended to establish that the Sale Transaction (i) is consistent with the public interest, (ii) will have no adverse effect on competition, rates, or regulation, and (iii) does not raise any cross-subsidization concerns.
FERC will review these factors to determine whether the Sale Transaction is consistent with the public interest. If FERC finds that the Sale Transaction would adversely affect competition in wholesale electric power markets, rates for electric transmission or the wholesale sale of electric energy, or regulation, or that the Sale Transaction would result in cross-subsidization of a non-utility associate company or pledge or encumbrance of utility assets for the benefit of an associate company that are not consistent with the public interest, it may, pursuant to the FPA, condition its approval in such a manner as necessary to mitigate such adverse effects, or it may decline to approve the Sale Transaction. FERC is required to rule on an application not later than 180 days from the date on which the completed application is filed. FERC may, however, for good cause, issue an order extending the time for consideration of the application by an additional 180 days. If FERC does not issue an order by the statutory deadline, then the FERC approval related to the Sale Transaction is deemed to be approved. We have requested that FERC issue its approval on an expedited basis — i.e., by January 27, 2020. However, there is no guarantee that FERC will do so. We expect that the FERC will approve the Sale Transaction within the initial 180-day review period. However, there is no guarantee that the FERC will approve the Sale Transaction, not extend the time period for its review, or not impose conditions on its approval.

Anticipated Accounting Treatment of the Sale Transaction
Following the consummation of the Sale Transaction, the related account balances for the assets sold and liabilities assumed by Pixelle pursuant to the Purchase Agreement will be removed from Verso’s books and a gain on the sale would be recorded as the difference between the net purchase price received and the net book value of the assets sold and liabilities assumed by Pixelle.
Material U.S. Federal Income Tax Consequences of the Sale Transaction
The following is a general discussion of certain material U.S. federal income tax consequences of the Sale Transaction. This discussion is based on the laws in effect on the date hereof, any of which may be changed, possibly on a retroactive basis, so as to result in tax consequences different from those described below. Tax consequences under state, local and non U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this Proxy Statement. No rulings have been requested or received from the taxing authorities as to the tax consequences of the Sale Transaction and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the taxing authorities will not challenge the tax treatment or tax consequences of the Sale Transaction or, if one does challenge the tax treatment or tax consequences, that it will not be successful.
The Sale Transaction will be treated as a taxable sale of assets (including minority interests in a partnership) by Verso and will give rise to a net taxable gain recognition for U.S. federal income tax purposes. The gain or loss recognized on any individual asset transferred pursuant to the Sale Transaction will generally be equal to the difference between the consideration received in exchange for the asset (including any related assumption of liabilities) and the tax basis of the asset.
Generally, the Sale Transaction will not produce any separate and independent U.S. federal income tax consequences to our U.S. stockholders. Each stockholder is urged to consult his or her own tax advisor as to tax consequences of the sale transaction based on his or her particular facts and circumstances.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 — THE SALE PROPOSAL

PURCHASE AGREEMENT
This section describes the material terms of the Purchase Agreement. Please note that the summary of the Purchase Agreement below and elsewhere in this Proxy Statement may not contain all of the information that is important to you. The summary of the Purchase Agreement below and elsewhere in this Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix B. We encourage you to read the Purchase Agreement carefully in its entirety for a more complete understanding of the Sale Transaction, the terms of the Purchase Agreement and other information that may be important to you.
Explanatory Note Regarding the Purchase Agreement
The following summary of the Purchase Agreement, and the copy of the Purchase Agreement attached as Appendix B to this Proxy Statement, are intended only to provide information regarding the terms of the Purchase Agreement. They are not intended to provide any factual information about Verso, its subsidiaries or Pixelle or to modify or supplement any factual disclosures about Verso in its public reports filed with the SEC. The Purchase Agreement and the related summary are not intended to be a source of factual, business or operational information about Verso, its subsidiaries or Pixelle, and the following summary of the Purchase Agreement and the copy thereof included as Appendix B are not intended to modify or supplement any factual disclosure about Verso in any documents Verso has or will publicly file with the SEC. The Purchase Agreement contains representations and warranties by, and covenants of, Verso, Verso Paper, certain subsidiaries of Verso and Pixelle that were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Verso’s public disclosures.
Additional information about Verso may be found elsewhere in this Proxy Statement and in Verso’s other public filings. See the section entitled “Additional Information” beginning on page 145 of this Proxy Statement.
The Sale Transaction
On November 11, 2019, Verso and Verso Paper entered into the Purchase Agreement with Pixelle. The Purchase Agreement provided that Pixelle will purchase from Verso Paper all of the issued and outstanding equity interests of Verso Androscoggin, an indirect wholly owned subsidiary of Verso and the entity that, as of the closing date, will hold all of the assets primarily related to Verso’s Androscoggin Mill and its Stevens Point Mill for an aggregate purchase price of  $400 million.
In connection with the Purchase Agreement, Verso, and certain of its affiliates have entered into the Restructuring Agreement pursuant to which, prior to closing, Verso and certain of Verso’s affiliates will transfer certain assets and assumed liabilities to Verso Androscoggin, so that Verso Androscoggin will hold at the closing all of the assets primarily related to the Androscoggin Mill and the Stevens Point Mill, and will have assumed certain related liabilities (we refer to this transfer as the “restructuring”).
Completion of the Sale Transaction
Unless the parties to the Purchase Agreement agree to an earlier date, Verso and Pixelle will complete the Sale Transaction no later than the date that is the third business day after all of the conditions to completion of the sale contained in the Purchase Agreement, which are described in the section entitled “Purchase Agreement — Conditions to Closing” of this Proxy Statement, are satisfied or waived, including the receipt of stockholder approval from Verso stockholders (the “closing” and such date, the “closing date”). At the closing, Verso and Pixelle will exchange various closing deliverables, including but not limited to an instrument of transfer of the membership interests of Verso Androscoggin, the transition services agreement, the supply agreement and certain other customary closing deliverables.
Purchase Price
At the closing, as consideration for the equity interests of Verso Androscoggin, Pixelle will pay Verso $365 million in cash, subject to customary adjustments as described below, and Pixelle will assume $35 million of Verso’s pension liabilities. In connection with the consummation of the Sale Transaction, Pixelle will pay us any excess cash left in Verso Androscoggin, as well as any net working capital surplus above the target net working capital and the purchase price will be reduced for $35 million for Verso’s pension liabilities that Pixelle will assume, for any net working capital deficit below target net working capital, for any change in control payments paid in connection with the transaction and not paid prior to the consummation of the Sale Transaction, as well as for any indebtedness for borrowed money of Verso Androscoggin not repaid prior to the consummation of the Sale Transaction. We have also agreed to conduct a physical inventory prior to the consummation of the Sale Transaction, the results of which will be a component of the calculation of the final net working capital. We estimate that the working capital adjustments will be approximately $17 million in favor of Pixelle, including the repayment of  $15 million of certain adjustments to the agreed target working capital amount as a result of the factoring of certain extended term accounts receivables related to the two mills. We further estimate that transaction related expenses will be approximately $12 million.
Restructuring Agreement
The Restructuring Agreement contemplates that, prior to closing, Verso and certain of Verso’s affiliates will transfer certain assets and liabilities to Verso Androscoggin, so that Verso Androscoggin will, as of the closing, hold all of the assets primarily related to the Androscoggin Mill and the Stevens Point Mill (each as defined in the Restructuring Agreement), and will have assumed certain related liabilities. The Restructuring Agreement provides, among other things, that Verso will retain certain liabilities under environmental laws in effect on or prior to the closing date relating to its ownership or operation of the two mills prior to the closing date, including liabilities arising or imposed after the closing in connection with release of, or human exposure to, hazardous materials or any dredging, investigation, containment or remediation of such hazardous materials. Verso’s retained liabilities generally exclude the costs after the closing date for the closure of any active landfill at the Androscoggin Mill or Stevens Point Mill. Verso’s retained liabilities generally include (i) costs of removal, decommissioning and closure of fuel oil storage tanks (and certain other assets, to the extent such costs exceed $2 million) located at the Androscoggin Mill but not used as of the closing date and that are removed, decommissioned or closed by Verso Androscoggin after the closing date and (ii) liabilities under environmental law in effect on or prior to the closing date or environmental permits to the extent related to any release of hazardous materials at any time prior to closing.
Representations and Warranties
The Purchase Agreement contains customary representations and warranties made by Verso regarding Verso Androscoggin, its subsidiaries and the two mills as well as other facts pertinent to the Sale Transaction. The Purchase Agreement also includes customary representations and warranties of Pixelle regarding aspects of its financial condition and other facts pertinent to the Sale Transaction. The assertions in the representations and warranties may be subject to important qualifications and limitations agreed to by us and Pixelle in connection with the negotiated terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. Moreover, some of the representations and warranties may have only been true as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between us and Pixelle rather than establishing matters of fact. Our stockholders are not third party beneficiaries under the Purchase Agreement.

We made a number of representations and warranties to Pixelle in the Purchase Agreement, including representations and warranties regarding Verso and certain of our subsidiaries relating to the following:
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our corporate organization, qualifications to do business, and our corporate authorization to enter into and carry out our obligations under the Purchase Agreement;

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the absence of any conflict or violation of our governing documents, any applicable law, or any contract or agreement we have with third parties or the creation of any lien, in each case as a result of the Sale Transaction;

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the consents, registrations, notices or filings of or to any governmental authority required in connection with the Sale Transaction;

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financial information regarding the business of the two mills and our related records and controls;

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the absence of undisclosed liabilities with respect to the business of the two mills;

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the absence of Indebtedness with respect to the business of the two mills other than estimated indebtedness as of closing;

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after giving effect to the restructuring, Verso Androscoggin’s title to the tangible personal property required to operate the two mills;

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the capitalization and ownership of Verso Androscoggin and certain subsidiaries and joint ventures;

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the sufficiency of the assets, including intellectual property, included in the Sale Transaction to conduct the operation of the business of the two mills consistent with past practice;

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the real properties included in the Sale Transaction;

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the material contracts related to the two mills and the absence of breaches of those contracts;

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the absence of litigation relating to Verso Androscoggin, its subsidiaries, and the two mills or affecting the Sale Transaction;

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the absence of certain changes or events since December 31, 2018;

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compliance with applicable laws;

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certain employee, employee benefits plans, labor and related matters;

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certain environmental matters, including compliance with environmental laws and permits and absence of environmental liabilities;

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certain tax matters;

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certain intellectual property matters;

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compliance with privacy and security laws, our policies regarding privacy and security, and contractual obligations regarding privacy and security;

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the material insurance policies maintained by us with respect to the business of the two mills;

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the absence of broker’s or finder’s fees;

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the opinion of our financial advisor with respect to the Purchase Price;

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certain FERC regulatory matters;

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certain affiliate transactions related to the operation of the business of the two mills;

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the material customers and suppliers of the business of the two mills; and

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the absence of any express warranty or guaranty as to goods sold, or services provided by Verso or any of its subsidiaries with respect to the business of the two mills.

Our representations and warranties related to corporate organization, authorization, board recommendation, stockholder approval, indebtedness, title of assets, capitalization, ownership, sufficiency of business intellectual property, owned real property, business intellectual property, the prohibition on broker’s or finder’s fees, and affiliate transactions, are all considered fundamental representations under the Purchase Agreement.
Pixelle made a number of representations and warranties to us in the Purchase Agreement, including representations and warranties regarding Pixelle as a company relating to the following:
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Pixelle’s corporate organization and corporate authorization to enter into and carry out its obligations under the Purchase Agreement;

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the absence of any conflict with or violation of the governing documents of Pixelle;

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the absence of litigation relating to or affecting the transactions contemplated by the Purchase Agreement;

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the financial capacity of Pixelle to enter into the contemplated transactions;

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the absence of broker’s or finder’s fees;

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Pixelle’s investment intentions with respect to its purchase of the membership interests of Verso Androscoggin; and

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certain FERC regulatory matters.

Pixelle’s representations and warranties related to its power and authority to enter into the transaction, and the prohibition on broker’s or finder’s fees are considered fundamental representations under the Purchase Agreement.
Some of the representations and warranties in the Purchase Agreement are qualified by materiality qualifications or a “material adverse effect” qualification.
For purposes of this summary of the Purchase Agreement, a “material adverse effect” with respect to the two mills and related assets means any circumstance, condition, event, development or change that, individually or in the aggregate, has had or would be reasonably expected to: (1) have a material adverse effect upon the condition (financial or otherwise), assets, liabilities or operating results of the business of the two mills, or (2) or in any material respect, have an adverse effect on the ability of Verso to perform its obligations in connection with the Sale Transaction. However, no circumstance, condition, event, development or change resulting from or relating to any of the following, alone or taken together, will be deemed to constitute, nor be taken into account in determining whether there has been, a material adverse effect as described in clause (1) above:
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changes after the date of the Purchase Agreement that generally affect the industries in which the business of the two mills operates;

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natural disasters, acts of war (whether declared or undeclared), sabotage or terrorism (including cyber-attacks), or an escalation or worsening thereof or acts of God or other events, developments or changes resulting from or arising out of any natural disaster;

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changes after the date of the Purchase Agreement relating to, financial, banking, or securities markets;

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changes after the date of the Purchase Agreement in applicable law or U.S. generally accepted accounting principles;

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the announcement of the execution of the Purchase Agreement to the extent that it relates to the specific identity of Pixelle (as compared to an acquirer generally);

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the taking of any action that is taken at the express written request of Pixelle or any of its affiliates;

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any failure, in and of itself, to achieve any budgets, projections, forecasts, estimates, plans, predictions, performance metrics or operating statistics or the inputs into such items (provided that the facts or circumstances giving rise or contributing to such failure, to the extent not otherwise excluded by another bullet point in this list, may be taken into account in determining whether there has been a material adverse effect); or
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changes or effects that arise solely from any seasonal fluctuations in the operation of the business of the two mills.

However, with respect to the exceptions described in the first, second, third and fourth bullet points above, such matters will be considered to the extent that they disproportionately affect the business, condition (financial or otherwise), assets, liabilities or operating results of the business of the two mills, as compared to similarly situated businesses operating in the United States.
Conduct of Business
We agreed in the Purchase Agreement to use commercially reasonable efforts to conduct the business of the two mills in the ordinary course of business, consistent with past practice, and to preserve the current operations, organization and goodwill of the two mills and its current relationships with customers, suppliers and key employees.
Without limiting this general agreement and except under certain circumstances contemplated in the Purchase Agreement, the Restructuring Agreement, or as consented to in writing by Pixelle (not to be unreasonably withheld, conditioned or delayed), we will not, with respect to the operation of the business of the two mills or Verso Androscoggin and its subsidiaries, as applicable:
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issue, pledge, sell or take other similar actions with respect to any equity securities or convertible securities of Verso Androscoggin or any of its subsidiaries;

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adopt any amendment to any of the governing documents of Verso Androscoggin or its subsidiaries;

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acquire or lease any material assets or business related to the business of the two mills having a fair market value in excess of  $100,000 individually or $300,000 in the aggregate, except purchases of inventory in the ordinary course of business;

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sell, lease, sublease, license or otherwise dispose of or subject to any lien any assets or properties of the two mills having a fair market value in excess of  $100,000 individually or $300,000 in the aggregate, except sales of inventory and sales of obsolete assets, in each case in the ordinary course of business;

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enter into any new line of business;

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vary any inventory practices in a manner inconsistent in any material respect with the ordinary course of business or fail in any material respect to maintain inventory levels and amounts consistent with the ordinary course of business;

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modify, enter into or terminate any material contract, other than in the ordinary course of business;

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cancel or reduce in any material respect any insurance coverage, except for any cancellation in connection with the replacements of a policy by a new or successor policy of materially similar coverage;

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grant any license or sublicense of any rights under or with respect to any of the intellectual property of the two mills, except for non-exclusive licenses granted to customers and vendors/suppliers in the ordinary course of business;

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abandon, allow to lapse or fail to renew, maintain or defend any material intellectual property of the business of the two mills;

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cancel any debts, material liabilities or other material obligations of Verso Androscoggin or its subsidiaries or settle, compromise, fail to exercise, waive any material claims or material rights in connection with the operations of the two mills;

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impose any liens upon any of the material assets of the business of the two mills, other than liens permitted under the Purchase Agreement, or upon any of the interests;

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settle any pending or threatened litigation, with respect to the business of the two mills, subject to certain exceptions for settlements including a general release and not involving the admission of wrongdoing;

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incur indebtedness that is not repaid prior to the closing date or otherwise become responsible for any indebtedness of another person, except for short term revolving borrowings of funded indebtedness in the ordinary course of business in an amount not to exceed $100,000 in the aggregate;

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make any loans, advances (other than advances in the ordinary course of business) or capital contributions to, or investments in, any other person in an aggregate amount in excess of $100,000;

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settle any material tax contest; make, change or rescind any material tax election; enter into any tax allocation, sharing or indemnity agreement; extend or waive the limitation period applicable to any tax claim or assessment; or amend any material Tax Return;

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terminate the employment of any Verso Androscoggin Employee (as such term is defined in the section entitled “Purchase Agreement — Employee Matters” beginning on page 72 of this Proxy Statement) (other than for “cause”, as determined by us in our reasonable discretion consistent with past practice), hire any person as a Verso Androscoggin Employee with an annual salary in excess of  $150,000 or take any other action affecting whether any person is classified as a Verso Androscoggin Employee;

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make any change in the rate of compensation, commission, bonus, or other direct or indirect remuneration or benefits payable to any Verso Androscoggin Employee, other than ordinary course increases in base salary or wage rates in the event the closing has not occurred by April 1, 2020 and ordinary course changes with respect to compensation and changes to plans that are generally applicable to participants thereunder in the ordinary course of business to reflect annual open enrollment;

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adopt, enter into, terminate or accelerate the vesting or payment of benefits under or amend any plan sponsored by Verso Androscoggin or its subsidiaries or for which assets or liabilities will transfer to Pixelle (such plans, “Company Plans”) or, in respect of any Verso Androscoggin Employee, any other plan, other than changes to plans that are generally applicable to participants thereunder in the ordinary course of business to reflect annual open enrollment;

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make any loans or cash advances to any Verso Androscoggin Employee or former employee;

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grant any change in control payment or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any employee of Verso Androscoggin; or permit any employee of Verso Androscoggin to make an election to defer compensation pursuant to any nonqualified deferred compensation plan in respect of the calendar year 2020;

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enter into, perform under or terminate any contract with any of its officers, directors or affiliates, other than performance of any contract existing on the date of the Purchase Agreement;

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make any change in accounting methods, principles, policies or practices related to the business of the two mills, in any respect, except insofar as may be required by law or by a change in applicable accounting principles;

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make any capital expenditures not agreed upon at the signing of the Purchase Agreement;

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fail to renew or let lapse, any material permit or environmental permit required for the business of the two mills, or modify or amend any material permit or environmental permit in any material respect; or

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authorize, agree, resolve or consent to any of the foregoing.

Solicitation of Other Offers; Exclusivity
Upon execution of the Purchase Agreement, we agreed to immediately cease and cause to be terminated all existing discussions or negotiations with any person (except for Pixelle, its affiliates and its and their respective representatives) conducted prior to the execution of the Purchase Agreement with respect to any competing acquisition proposal or any proposal that could reasonably be expected to lead to a competing acquisition proposal. Further, until the consummation of the Sale Transaction or the termination of the Purchase Agreement pursuant to its terms, neither we nor our representatives may:
•
directly or indirectly solicit, initiate or knowingly encourage, induce or facilitate (including by way of furnishing nonpublic information), any competing proposal or any inquiry or proposal that would reasonably be expected to lead to a competing proposal;

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directly or indirectly engage in, continue or otherwise participate in any discussions or negotiations with any person (except for Pixelle, its affiliates and its and their respective representatives) regarding, or furnish to any such person, any nonpublic information with respect to, or afford access to properties, books or records to any person in connection with or for the purpose of soliciting or knowingly encouraging or facilitating, or cooperate in any way with any such person with respect to, any competing proposal or any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to a competing proposal; or

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grant any waiver or release under or knowingly fail to enforce any confidentiality, standstill or similar agreement in respect of a proposed competing proposal, unless our board of directors concludes in good faith (after consultation with outside legal counsel) that a failure to take such action would be inconsistent with the fiduciary duties of the board of directors to Verso’s stockholders under applicable law.

A competing proposal is any proposal or offer with respect to:
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any merger, consolidation, share exchange, other business combination, recapitalization, liquidation, dissolution or similar transaction involving Verso;

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the sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, consolidation, share exchange, other business combination, partnership, joint venture, sale of capital stock of or other equity interests in a subsidiary of Verso or otherwise) of:

•
the two mills; or

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any other business or assets of Verso (including the two mills) representing 20% or more of the consolidated revenues, net income or assets of Verso and its subsidiaries, taken as a whole; or

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any combination of the foregoing.

Notwithstanding the above, Verso is permitted, prior to receipt of stockholder approval of the Sale Transaction, to furnish nonpublic information to, and participate in discussions or negotiations with, any person in response to an unsolicited competing proposal that (i) did not arise from a material breach by Verso or its representatives of the non-solicitation provisions of the Purchase Agreement and (ii) the board of directors determines in good faith after consultation with financial advisors and outside legal counsel would reasonably be expected to lead to a superior proposal. However, such information must be provided pursuant to a confidentiality agreement on at least as favorable terms in aggregate to Verso as the confidentiality agreement executed with Pixelle.
Additionally, we are obligated to promptly (and in any event no later than 24 hours) advise Pixelle of any competing proposal, the material terms and conditions thereof and the identity of the person making such proposal. We are further obligated to provide Pixelle with an executed copy of the confidentiality agreement with such proposing party, if applicable, and to keep Pixelle reasonably informed in all material respects on a reasonably current basis (and in any event no later than 24 hours) of the material terms and status of any competing proposal, including by providing copies of material documentation comprising such competing proposal. We are prohibited from entering into any confidentiality or other agreement with any person that prohibits us from providing such information to Pixelle.
As defined under the Purchase Agreement, a “superior proposal” means a written competing proposal (as defined above) (provided that for purposes of this definition, the applicable percentage in the definition of competing proposal shall be “50.1%” rather than “20%”), which includes the business of the two mills and which the board of directors determines in good faith, after consultation with outside legal counsel and a financial advisors, is more favorable to Verso’s stockholders than the contemplated transactions (after taking into account any revisions to the terms of the Purchase Agreement that are committed to in writing by Pixelle).
Recommendation/Superior Offer
Our board of directors unanimously recommends that you vote for the Sale Proposal. Our board of directors may withdraw or modify its recommendation to stockholders to vote in favor of the Sale Proposal and terminate the Purchase Agreement if:
•
we receive a competing proposal that did not result from a material breach of the solicitation restrictions set forth in the Purchase Agreement, or an intervening event has occurred. See “Proposal 2: The Sale Proposal — Purchase Agreement — Solicitation of Other Offers; Exclusivity” beginning on page 68;

•
the board of directors determines in good faith, after consultation with outside legal counsel and a financial advisor (i) in the case of a competing proposal, that it is a superior proposal and (ii) in both cases, that the failure to change its recommendation or terminate the Purchase Agreement as a result thereof would be inconsistent with its fiduciary duties under law;

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Pixelle is given at least four business days’ notice of the intent to change the board of directors’ recommendation, during which time Verso must negotiate in good faith with Pixelle (to the extent Pixelle wishes to negotiate), to make such adjustments or revisions to the terms and conditions of the Purchase Agreement such that the competing proposal would no longer constitute a superior proposal; and

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following the four day negotiation period, having taken into account any adjustments or revisions to the terms of the Purchase Agreement committed to by Pixelle in writing, determine in good faith that, after consultation with its financial advisors and outside legal counsel, the competing proposal remains a superior proposal and the failure to take such action would be inconsistent with its fiduciary obligations under applicable law.

As defined in the Purchase Agreement, an “intervening event” means any fact, circumstance, effect, change, event or development that (A) is unknown to or by the board of directors as of the date of the Purchase Agreement (or if known, the magnitude or material consequences of which were not known to the board of directors as of the date of the Purchase Agreement) and (B) becomes known to the board of directors prior to obtaining the stockholder approval.
Financing and Financing Cooperation
The Sale Transaction is not conditioned upon receipt of financing by Pixelle. Pixelle has agreed to use its reasonable best efforts to obtain financing at or prior to the closing, including maintaining in effect the debt and equity commitment letters and complying with its obligations under the debt and equity commitment letters. Pixelle has agreed to keep Verso reasonably informed on a reasonably current basis of the status of Pixelle’s efforts to obtain the debt financing.
We have agreed to use our reasonable best efforts to cooperate with Pixelle in connection with its financing efforts. Pixelle has agreed to reimburse us for our reasonable and documented out-of-pocket costs incurred in connection with such cooperation and to indemnify and hold us harmless from all losses suffered or incurred by them in connection with the arrangement of the financing or any information utilized in connection therewith.

Non-Competition
For a period of two years beginning on the closing date, Verso and its affiliates (excluding stockholders of Verso) have agreed not to engage in, own, operate or assist any other business or person in engaging in the business of designing, manufacturing, and selling any specialty paper products related to: (i) coated thermal transfer papers manufactured and sold at the Stevens Point Mill, (ii) coated direct thermal base papers manufactured and sold at the Stevens Point Mill or (iii) uncoated flexible packaging manufactured and sold at the Androscoggin Mill, subject to customary exceptions, including with respect to products currently produced at Verso’s remaining mills. We have also agreed that until that date that is two years after the date of the closing of the Sale Transaction, no third party that acquires us may use our assets to design, manufacture or sell the restricted specialty paper products in violation of the non-competition restrictions in the Purchase Agreement (but such acquirer may continue to use its existing assets to produce competing products).
Additional Covenants
The Purchase Agreement contains additional agreements between us and Pixelle relating to, among other things:
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the preparation and filing of this Proxy Statement with the SEC and the holding of a stockholder’s meeting and solicitation of stockholder’s approval;

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our obligation to give Pixelle and its authorized representatives and debt financing sources reasonable access to our offices, books and records, in each case, exclusively related to the business of the two mills, as Pixelle may reasonably request for the sole purpose of preparing for the transfer of the business of the two mills;

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Pixelle’s obligation to furnish to us reasonable access to such information, books, records, documents, instruments, accounts and other files relating to the business of the two mills, and to Pixelle’s employees;

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the parties’ efforts to take all appropriate action, and do all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the contemplated transactions, including obtaining the required consents of governmental authorities and obtaining any necessary FERC waiver;

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the parties’ obligation to use commercially reasonable efforts to cause the release of Verso, its affiliates, and any third party issuer of any existing guaranty, from each existing guaranty, and the substitution of a similar obligation of Pixelle, an affiliate of Pixelle or a third party as the guarantor, indemnitor or responsible party under each such existing guaranty;

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use reasonable best efforts to give all notices to, and obtain all consents from, all persons required pursuant to any material contract, to the extent such material contract will be assigned to Verso Androscoggin pursuant to the restructuring or will remain a contract of Verso Androscoggin or any of its subsidiaries after giving effect to the restructuring;

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our obligation to carry out the transactions contemplated by the Restructuring Agreement prior to the closing;

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our obligation to cooperate with Pixelle to obtain new owner’s (or lender’s) title insurance policies (or bring-downs of or endorsements to any of the existing title insurance policies, if available) from a nationally recognized title company, and ALTA surveys of any owned real property from one or more licensed surveyors selected by Pixelle; and

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our obligation to settle or terminate all contracts in effect as of the date of the signing of the Purchase Agreement between Verso Androscoggin or any of its subsidiaries and any other Verso entity.

Conditions to Closing
The Sale Transaction, which is expected to close in the first quarter of 2020, is subject to the satisfaction or waiver of certain closing conditions including, among others:
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the affirmative vote of the holders of a majority of the outstanding shares of common stock of Verso entitled to vote on the approval of the Sale Proposal;

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the absence of certain legal impediments to the Sale Transaction;

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the expiration or termination of the required waiting periods under the HSR Act;

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granting of an approval by FERC under Section 203 of the FPA;

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the completion of the transactions contemplated by the Restructuring Agreement; and

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the delivery by the parties of certain customary closing deliverables.

Each of Verso’s and Pixelle’s obligations to consummate the Sale Transaction are also subject to certain additional conditions, including (x) subject to specific standards, the accuracy of the representations and warranties of the other party, (y) performance in all material respects by the other party of its obligations under the Purchase Agreement, and (z) with respect to Pixelle’s obligations to consummate the Sale Transaction, the absence of any circumstance, condition, event, development or change that would reasonably be expected to have, individually or in the aggregate, a material adverse effect. The closing is not subject to a financing condition.
Termination
The Purchase Agreement may be terminated:
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by either party (i) upon mutual consent, (ii) if the closing has not occurred on or prior to May 11, 2020, (iii) if the Sale Transaction are permanently enjoined or prohibited, or (iv) if stockholder approval is not obtained at the Annual Meeting;

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by either party due to the material breach by the other party if such breach would result in the failure of any of the conditions to be satisfied (subject to a 45 day cure period);

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by us, prior to receipt of stockholder approval, to enter into an alternative acquisition agreement with respect to a superior proposal, subject to our prior compliance in all material respects with the non-solicitation provisions of the Purchase Agreement and the payment of a termination fee;

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by Pixelle, prior to receipt of stockholder approval, if the board of directors has made an adverse recommendation change, as such term is defined in the Purchase Agreement; and

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by us if Pixelle fails to consummate the Sale Transaction within five business days after all conditions are satisfied and we have provided notice that we are ready, willing and able to consummate the closing.

Termination Fees
We will be required to pay to Pixelle a termination fee of  $15 million in the event:
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(i) we terminate the Purchase Agreement to enter into an alternative acquisition agreement with respect to a superior proposal;

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(ii) Pixelle terminates the Purchase Agreement as a result of the board of directors making an adverse recommendation change; or

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(iii) (A) within 12 months of termination of the Purchase Agreement we enter into an alternative transaction agreement or a competing proposal (as defined above in the section entitled “Solicitation of Other Offers; Exclusivity” beginning on page 68 of this Proxy Statement), which represents 50.1% of or more of the consolidated revenues, net income or assets of Verso and its subsidiaries, taken as a whole, (B) after the date of the Purchase Agreement and prior to such termination a competing proposal has been publicly disclosed or privately made to our board of directors and (C) such termination of the Purchase Agreement is (1) by either Pixelle or Verso following stockholders failing to approve Proposal 2 at the Annual Meeting or because the closing has not occurred on or prior to May 11, 2020 or (2) by Pixelle due to our material, unremedied breach of the Purchase Agreement.
Pixelle will be required to pay us a termination fee of  $15 million in the event that we terminate the Purchase Agreement as a result of Pixelle’s failure to consummate the Sale Transaction within five business days after all conditions are satisfied and we have provided the required notice that we are ready, willing and able to consummate the Sale Transaction.
Expense Reimbursement
We have agreed to reimburse Pixelle for its reasonable out-of-pocket expenses, not to exceed $3.5 million, in the event of a termination due to either a failure to obtain stockholder approval or a failure to consummate the Sale Transaction prior to May 11, 2020 and stockholder approval has not been obtained at the time of termination.
Indemnification
The Purchase Agreement contains mutual indemnification for breaches of certain specified fundamental representations and warranties and failure to perform covenants or obligations contained in the Purchase Agreement, subject to certain limitations, and certain other indemnities. Our fundamental representations include representations regarding (i) our corporate organization, our corporate authorization to enter into and carry out our obligations under the Purchase Agreement, (ii) our board of directors’ resolution to recommend that stockholders approve the Sale Transaction and direct that the Sale Transaction be submitted to stockholders for approval; (iii) the absence of Indebtedness other than estimated indebtedness as of closing, (iv) after giving effect to the restructuring, Verso Androscoggin’s title to the tangible personal property required to operate the two mills, (v) the capitalization and ownership of Verso Androscoggin and certain subsidiaries and joint ventures, (vi) the sufficiency of the intellectual property assets included in the Sale Transaction to conduct the operation of the two mills consistent with past practice; (vii) after giving effect to the restructuring, Verso Androscoggin’s title to real property required to operate the two mills, (viii) ownership of certain intellectual property that is used primarily in connection with the operation of the two mills, (ix) the absence of broker’s or finder’s fees and (x) certain affiliate transactions related to the operation of the two mills. Our liability for breaches of our fundamental representations is capped at the purchase price. Other than the fundamental representations and certain representations related to taxes, all representations and warranties of the parties expire upon the closing date. The fundamental representations of Verso and tax representations expire sixty days following the applicable statute of limitations.
We have further agreed to indemnify Pixelle against (i) certain pre-closing liabilities consistent with an asset-sale, as further defined in the Restructuring Agreement, including certain liabilities under environmental laws relating to our ownership or operation of the two mills prior to the closing date, (ii) pre-closing taxes and Verso’s portion of certain transaction taxes and (iii) trademark infringement claims.
In the event that Verso enters into a consolidation or merger where it is not the surviving person, we have agreed that the indemnity provided by us shall transfer to Verso’s successors and assigns (with such successors and assigns assuming our indemnity obligations), subject to documentation reasonably acceptable to Pixelle.
Employee Matters
Treatment of Employees
Under the terms of the Purchase Agreement, we will transfer all active employees whose primary work location is at the Stevens Point Mill or the Androscoggin Mill and certain other agreed employees to Verso Androscoggin (we refer to these employees herein as the “Verso Androscoggin Employees”). We have agreed that, prior to the closing we will either (i) establish a stand-alone payroll and human resources information system and stand-alone benefit plans that replicate in all material respects certain of our current benefit plans offered to such Verso Androscoggin Employees or (ii) in the event that we are unable to establish such systems or one or more of the applicable replicate plans, allow the Verso Androscoggin Employees and any new-hires to be provided with such benefits, at Pixelle’s expense, under our existing plans for a transition period commencing with the closing and ending not later than December 31, 2020.
Pixelle will recognize each applicable labor union that represents Verso Androscoggin Employees and assume and comply with the applicable collective bargaining agreement(s) governing those Verso Androscoggin Employees, including crediting such Verso Androscoggin Employees for years of service with us for all purposes and as required by the applicable collective bargaining agreement (except for certain agreed upon plans).
Pixelle is required to employ any Verso Androscoggin Employee who is not represented by a labor union on terms and conditions that are no less favorable in the aggregate than the terms and conditions in place for those Verso Androscoggin Employees immediately prior to the closing date (excluding any one-time, non-ordinary course incentive compensation and any equity compensation opportunities, defined benefit pension plan or post-employment welfare benefits), until (i) December 31, 2020, if the closing date occurs on or prior to March 31, 2020, or (ii) the one year anniversary of the closing date, if the closing date occurs after March 31, 2020. Pixelle will cause such Verso Androscoggin Employees to receive service credit for purposes of eligibility to participate and vesting, and, solely in cases of vacation and severance benefits, benefit accruals under any of Pixelle’s or its affiliates’ employee benefit plan provided to the Verso Androscoggin Employees to the same extent such service is recognized under comparable Verso plans immediately prior to the closing date (except for certain agreed upon plans).
We have also agreed with Pixelle to additional covenants related to the transfers of Verso Androscoggin Employee’s 401(k) plans, FSA plans and any 2020 annual incentive compensation to Pixelle and the treatment of certain other benefits. We have also agreed to indemnify Pixelle for certain liabilities arising from the pre-closing employment of the Verso Androscoggin Employees and former employees, pre-closing liabilities under Company Plans (except for certain plans for which Pixelle has agreed to assume such liabilities) and any liabilities under Verso plans that are not Company Plans.
Pension Plan Transfer
Pixelle has agreed to have its qualified defined benefit plan (“Pixelle Plan”) assume from the Verso Corporation Employee Pension Plan (“Verso Plan”), effective as of the closing date, all liabilities with respect to benefits accrued in the Verso Plan as of the closing date by Verso Androscoggin Employees and inactive employees that will become employees of Pixelle should they return from their leaves of absence within the time specified under the Purchase Agreement. The Pixelle Plan will also assume liabilities and assets with respect to other participants in the Verso Plan, only to the extent necessary to cause the Pixelle Plan to assume as close as reasonably feasible to $35 million of unfunded pension liabilities (total liabilities transferred less the statutorily required assets to be transferred). The actual transfer of the assets and liabilities is to occur no less than six months from the closing date after our actuary has completed the necessary calculations, and after Pixelle’s actuary has reviewed and concurred with the calculations. The transferred amount of unfunded pension liabilities, before the adjustments described below, cannot be less than $35 million or greater than $37.5 million. To the extent these liabilities exceed the $35 million floor, we will owe a cash payment to Pixelle for the amount above the $35 million floor.
The assets to be transferred will be determined as of closing in compliance with the relevant statute, reduced by benefit payments made to the transferred participants after closing, and adjusted for asset gains or losses from the closing date through no more than five days prior to the date of transfer determined based on the performance of an agreed upon benchmark investment.
Specific Performance
The parties are entitled to injunctive or other equitable relief to prevent breaches of the Purchase Agreement and to specific performance of the terms of the Purchase Agreement in addition to any other remedy to which they would be entitled at law or in equity. We are, however, only entitled to specific performance to cause Pixelle to effect the consummation of the Sale Transaction if: (i) all conditions to the obligations of Pixelle set forth in the Purchase Agreement (other than those conditions that by their nature are to be satisfied at the closing or the failure of which to be satisfied is caused by a breach by Pixelle of its representations, warranties, covenants or agreements contained in the Purchase Agreement) have been satisfied (or are capable of being satisfied at the closing) or (to the extent permissible under applicable law) waived, (ii) the full amount of the debt financing has been funded or would be funded at the closing, and (iii) Pixelle has failed to complete the closing by the date the closing is required to have occurred pursuant to the Purchase Agreement.
Amendments and Waivers
The Purchase Agreement may only be amended by a written agreement executed by the parties thereto. However, no debt financing provision (and no other provision of the Purchase Agreement to the extent that an amendment, supplement, change or waiver of such provision would modify the substance of any debt financing provision) may be amended, supplemented, changed or waived in a manner adverse to any related party of a debt financing source without the prior written consent of the related debt financing source.
Expenses
Each party will bear its respective expenses incurred in connection with the preparation, execution, and performance of the Purchase Agreement and the related transaction agreements, and the contemplated transactions, including all fees and expenses of representatives. All expenses incurred by us (including, if prior to closing, Verso Androscoggin and its subsidiaries, and excluding, if after closing, Verso Androscoggin and its subsidiaries) in connection with the Sale Transaction shall be paid by us (and not, for the avoidance of doubt, by Verso Androscoggin or its subsidiaries). All filing fees, if any, payable in connection with the notifications, filings, registrations, submissions or other materials related to the receipt of consents of governmental authorities, including pursuant to the HSR Act and FERC, will be borne 50% by Pixelle and 50% by us.
Governing Law
The Purchase Agreement is governed by the laws of the State of New York.
Ancillary Agreements
Transition Services Agreement
Contemporaneously with the execution of the Purchase Agreement, we agreed with Pixelle to a form of transition services agreement to be entered into at closing by and among us, Pixelle, and Verso Androscoggin that is intended for our provision of certain services, to the extent necessary, for a transition period, including procurement and logistics services, IT services, financial reporting, treasury services and, to the extent necessary, HR and payroll services and participation by Verso Androscoggin Employees and newly hired employees in Verso’s benefit plans.
Supply Agreement
We also entered into a binding term sheet with Pixelle contemporaneously with the execution of the Purchase Agreement which sets forth the material terms to be included in a supply agreement to be entered into by us and Pixelle at closing to provide for the supply of both wet lap pulp and bleached hardwood kraft pulp to Pixelle for a four-year period following the closing of the Sale Transaction, with an option, at Pixelle’s election, to extend such term for one additional four-year period. We have agreed to supply 4,600 tons of baled hardwood per month from our Quinnesec, Michigan mill and 4,300 tons of wet-lap hardwood pulp per month from our Wisconsin Rapids, Wisconsin mill.

UNAUDITED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND REVENUES AND DIRECT EXPENSES
Verso has prepared the following unaudited statements of assets acquired and liabilities assumed and revenues and direct expenses of the two mills (which we refer to herein as the “Unaudited Financial Information”). The Unaudited Financial Information represent the results of operations and financial position of the two mills, reflecting the assets to be acquired and liabilities to be assumed by Pixelle pursuant to the Purchase Agreement.
The Unaudited Financial Information should be read in conjunction with the related notes thereto included in this Proxy Statement and is qualified in its entirety by reference to, and should be read in conjunction with the audited historical consolidated financial statements and the notes thereto included in Verso’s Annual Report on Form 10-K for the year ended December 31, 2018 and Form 10-Q for the nine months ended September 30, 2019, as filed with the SEC, which are incorporated herein by reference.
The Unaudited Financial Information does not purport to represent, and is not necessarily indicative, of what the actual financial results would have been had Verso operated the two mills as a separate entity.
ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
UNAUDITED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES ASSUMED
(Dollars in millions)	December 31, 2017	December 31, 2018	September 30, 2019
ASSETS TO BE ACQUIRED
Current assets:
Accounts receivable, net	$44	$38	$42
Inventories, net	62	78	83
Prepaid expenses and other assets	3	4	—
Total current assets	109	120	125
Property, plant, and equipment, net	178	187	194
Intangibles and other assets, net	10	9	9
Total assets to be acquired	$297	$316	$328
LIABILITIES ASSUMED
Current liabilities:
Accounts payable	$22	$36	$45
Accrued liabilities	2	3	2
Total current liabilities	24	39	47
Long-term debt and finance leases	—	—	1
Pension benefit obligation	35	35	35
Other long-term liabilities	6	6	7
Total liabilities assumed	65	80	90
Net assets to be acquired	$232	$236	$238
The accompanying notes are an integral part of these unaudited abbreviated financial statements.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
UNAUDITED STATEMENTS OF REVENUES AND DIRECT EXPENSES
(Dollars in millions)	Year ended December 31, 2017	Year ended December 31, 2018	Nine months ended September 30, 2019
Net sales	$442	$495	$431
Costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	378	434	388
Depreciation and amortization	22	17	14
Selling, general and administrative expenses	15	14	12
Total Direct Expenses	415	465	414
Excess Revenue over direct expenses	$27	$30	$17
The accompanying notes are an integral part of these unaudited abbreviated financial statements.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
NOTES TO THE UNAUDITED ABBREVIATED FINANCIAL STATEMENTS
1.   SUMMARY OF BUSINESS
Nature of Operations — Verso Corporation (together with its direct and indirect subsidiaries, the “Company” or “Verso”) operates in the pulp and paper market segments. Verso’s core business platform is as a producer of graphic papers, specialty papers, packaging papers and pulp. North American manufacturing facilities located in Stevens Point, Wisconsin (the “Stevens Point Mill”) and Jay (Androscoggin), Maine (the “Androscoggin Mill”) (collectively, the “Two Mills”) represent two of the six manufacturing facilities owned and operated by Verso; these mills manufacture specialty papers and packaging papers.
On November 12, 2019 Verso announced that it had entered into a definitive agreement (“Purchase Agreement”) to sell the Two Mills to Pixelle Specialty Solutions LLC (“Pixelle”) for $400 million, subject to post-closing adjustments (the “Sale Transaction”).
2.   BASIS OF PRESENTATION
Basis of Presentation — The accompanying Unaudited Statements of Assets to be Acquired and Liabilities Assumed and Unaudited Statements of Revenues and Direct Expenses (the “Financial Statements”) were derived from Verso’s historical accounting records, which are maintained in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Unaudited Statements of Assets to be Acquired and Liabilities Assumed include only the specific assets and liabilities related to the Two Mills that are being acquired by Pixelle in accordance with the Purchase Agreement. The Unaudited Statements of Assets to be Acquired and Liabilities Assumed exclude certain assets and liabilities related to the Stevens Point Mill and the Androscoggin Mill that will not transfer as part of the Sale Transaction. Additionally, the Unaudited Statements of Revenues and Direct Expenses reflect all revenues and direct expenses directly involved in the revenue producing activity of the Two Mills including an allocation of certain expenses for services provided by Verso for the periods presented.
The Financial Statements do not purport to reflect the revenues and direct expenses that would have resulted if the Two Mills had been a separate, stand-alone business during the periods presented. It is not practicable for management to reasonably estimate expenses that would have resulted if the Two Mills had operated as an unaffiliated, independent business. In addition, as the Two Mills had historically been managed as part of the operations of the Company and had not operated as a standalone entity, it is not practicable nor does sufficient data exist to prepare information about the operating, investing, and financing cash flows. As such, a statement of cash flows is not presented.
Furthermore, since separate complete financial statements were not historically prepared for the Two Mills operations, preparation of amounts charged for income tax and other expenses was deemed impracticable. Under Verso’s cash management approach, generally all cash, investment, and debt balances are managed centrally by Verso’s treasury function; as such, these balances are not presented in the Financial Statements.
3.   ALLOCATION OF CERTAIN COSTS AND EXPENSES
Certain costs and expenses presented in these Financial Statements have been allocated by Verso to the Two Mills where specifically identifiable or, when specific identification is not practicable, a proportional cost allocation method (primarily based on net product revenues or headcount), depending on the nature of the services rendered. Management believes that such allocations have been made on a reasonable basis but may not necessarily be indicative of the costs that would have been incurred if the Two Mills had been operated on a stand-alone basis for the periods presented.
The Financial Statements reflect a consistent allocation methodology for each reporting period presented.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
NOTES TO THE UNAUDITED ABBREVIATED FINANCIAL STATEMENTS (continued)

Cost of products sold (exclusive of depreciation and amortization) includes allocated expenses primarily related to compensation for employees, outside services and shared services. Selling, general and administrative expenses primarily include allocations for certain overhead costs incurred by Verso on behalf of the Two Mills, including research and development. The allocated expenses are included in the Unaudited Statements of Revenues and Direct Expenses.
4.   SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.
Revenue Recognition — The Two Mills generate revenue through product sales, and shipping terms generally indicate when the performance obligation has been fulfilled and control of products has been passed to the customer. Revenue transactions consist of a single performance obligation to transfer promised goods. The Two Mills have pricing agreements with certain customers. These agreements usually define the mechanism for determining the sales price but do not impose a specific quantity on either party. Quantities to be delivered to the customer are determined at a point near the date of delivery through purchase orders or other written instructions the Two Mills receive from the customer. Spot market sales are made through purchase orders or other written instructions.
Revenue is recognized when a performance obligation has been fulfilled, which is typically when shipped from the Two Mills or warehouses. For sales with shipping terms that transfer control at the destination point, revenue is recognized when the customer receives the goods and the performance obligation is complete. For sales with shipping terms that transfer control at the shipping point with the Two Mills bearing responsibility for freight costs to the destination, the Two Mills determined that a single performance obligation is fulfilled, and revenue is recognized when the goods ship.
Revenue is measured as the consideration expected to be received in exchange for transferring product. The Two Mills reduce the revenue recognized for estimated returns and other customer credits, such as discounts and volume rebates, based on the expected value to be realized. The Two Mills do not have any significant payment terms as payment is received shortly after the point of sale. With respect to variable consideration, the amount of consideration expected to be received and revenue recognized includes the most likely amount of credits based on historical experience and terms of the arrangements. Revenue is adjusted at the earlier date of when the most likely amount of consideration expected to be received changes or as the consideration becomes fixed. One customer accounted for 13%, 18%, and 15% of revenue for the years ended December 31, 2017 and December 31, 2018, and for the nine months ended September 30, 2019, respectively.
Sales taxes collected from customers are excluded from revenues. Incidental costs that are immaterial within the context of the contract are expensed when incurred.
Cost of products sold — Certain centralized costs attributable to manufacturing overhead, including enterprise-wide human resources management, procurement and information systems support, are presented in Cost of products sold (exclusive of depreciation and amortization) in the Unaudited Statements of Revenues and Direct Expenses. The amounts presented in Cost of products sold (exclusive of depreciation and amortization), related to these costs, were $7 million, $8 million, and $6 million for the years ended December 31, 2017 and December 31, 2018, and for the nine months ended September 30, 2019, respectively.
Shipping and Handling Costs — Shipping and handling costs, such as freight to customer destinations, are included in Cost of products sold (exclusive of depreciation and amortization) in the Unaudited Statements of Revenues and Direct Expenses. When the sales price includes charges to customers for shipping and handling, such amounts are included in Net sales.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
NOTES TO THE UNAUDITED ABBREVIATED FINANCIAL STATEMENTS (continued)

Planned Major Maintenance Costs — Costs for all repair and maintenance activities are expensed in the month that the related activity is performed, or goods received under the direct expense method of accounting.
Accounts Receivable — The Two Mills maintain an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. The Two Mills manage credit risk related to trade accounts receivable by continually monitoring the creditworthiness of customers to whom credit is granted in the normal course of business. Accounts receivable balances were $44 million, $38 million, and $42 million as of December 31, 2017, December 31, 2018 and September 30, 2019, respectively. One customer accounted for 37% of accounts receivable as of December 31, 2017, two customers accounted for 36% of accounts receivable as of December 31, 2018 and one customer accounted for 15% of accounts receivable as of September 30, 2019.
Inventories, Replacement Parts and Other Supplies — Inventory values include all costs directly associated with manufacturing products such as materials, labor and manufacturing overhead. These values are presented at the lower of cost or net realizable value. Costs of raw materials, work-in-process and finished goods are determined using the first-in, first-out method. Replacement parts and other supplies are valued using the average cost method and are reflected in Inventories, net in the Unaudited Statements of Assets to be Acquired and Liabilities Assumed.
Property, Plant and Equipment — Property, plant, and equipment is stated at cost, net of accumulated depreciation. Interest is capitalized on projects meeting certain criteria and is included in the cost of the assets.
Depreciation is computed using the straight-line method for all assets over the assets’ estimated useful lives.
Estimated useful lives are as follows:
(Years)	Two Mills
Buildings and building improvements	20 – 40
Land improvements	10 – 20
Machinery and equipment	3 – 20
Furniture and Office Equipment	10
Computer and Hardware Software	3 – 7
Leasehold Improvements	Over the shorter of the lease term or the useful life of the improvements
Asset Retirement Obligations — In accordance with ASC Topic 410, Asset Retirement and Environmental Obligations, a liability and an asset are recorded in an amount equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists. The liability is accreted over time and the asset is depreciated over its useful life.
Revisions to the liability could occur due to changes in the estimated costs or timing of closure or possible new federal or state regulations affecting the closure. Asset retirement obligations under this standard relate primarily to closure and post-closure costs for landfills.
Asset retirement obligations for the Two Mills totaled $6 million as of December 31, 2017, December 31, 2018 and September 30, 2019, respectively. The non-current portions of the asset retirement obligations presented in Other long-term liabilities were $6 million, $5 million, and $6 million as of December 31, 2017, December 31, 2018 and September 30, 2019, respectively. The current portion of the asset retirement obligations presented within Accrued liabilities were $1 million as of December 31, 2018.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
NOTES TO THE UNAUDITED ABBREVIATED FINANCIAL STATEMENTS (continued)

Impairment of Long-Lived Assets — Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that indicate that the carrying value of the assets may not be recoverable, as measured by comparing their net book value to the estimated undiscounted future cash flows generated by their use. Impaired assets are recorded at estimated fair value, determined principally using discounted cash flows.
Intangible Assets — The Two Mills account for intangible assets in accordance with ASC Topic 350, Intangibles — Goodwill and Other. Intangible assets of the Two Mills are comprised of customer relationships with a useful life of ten years and trademarks with a five-year useful life. Both are amortized on a straight-line basis.
Retirement Benefits — Certain employees of the Two Mills participate in Verso’s pension plan. Unrecognized prior service costs and actuarial gains and losses related to these employees are amortized on a straight-line basis over the estimated remaining service periods. Certain employees of the Two Mills are covered by a defined contribution plan. The employer contributions to the defined contribution plan are based on a percentage of employees’ compensation or employees’ contributions.
5.   INVENTORIES
Inventories consist of the following:
(Dollars in millions)	December 31, 2017	December 31, 2018	September 30, 2019
Raw materials	$10	$18	$21
Work-in-process	4	1	1
Finished goods	45	55	55
Replacement parts and other supplies	3	4	6
Inventories, net	$62	$78	$83
6.   PROPERTY, PLANT AND EQUIPMENT
Property, plant, and equipment consist of the following:
(Dollars in millions)	December 31, 2017	December 31, 2018	September 30, 2019
Land and land improvements	$7	$7	$7
Building and leasehold improvements	38	38	40
Machinery, equipment and other	203	225	232
Construction-in-progress	2	4	15
Property, plant and equipment, gross	250	274	294
Accumulated depreciation	(72)	(87)	(100)
Property, plant and equipment, net	$178	$187	$194
Depreciation expense for the years ended December 31, 2017 and December 31, 2018, and for nine months ended September 30, 2019, was $21 million, $16 million and $13 million, respectively.
In the fourth quarter of 2016, based on Verso’s plans to temporarily idle the No. 3 paper machine at the Androscoggin Mill, Verso determined a reduction in the useful life of the machine was necessary and accordingly recognized accelerated depreciation of  $6 million during the first quarter of 2017, which is included in Depreciation and amortization in the Unaudited Statements of Revenues and Direct Expenses.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
NOTES TO THE UNAUDITED ABBREVIATED FINANCIAL STATEMENTS (continued)

7.   INTANGIBLES AND OTHER ASSETS
Intangibles and other assets consist of the following:
(Dollars in millions)	December 31, 2017	December 31, 2018	September 30, 2019
Intangible Assets
Customer relationships, net of accumulated amortization of $1 million on December 31, 2017, $1 million on December 31, 2018, and $2 million on September 30, 2019	$5	$5	$4
Trademarks, net of accumulated amortization of $1 million on December 31, 2017, $2 million on December 31, 2018, and $2 million on September 30, 2019	3	2	2
Other assets	2	2	3
Intangibles and other assets, net	$10	$9	$9
The amortization expense for intangible assets was $1 million in each period for the years ended December 31, 2017 and December 31, 2018, and the nine months ended September 30, 2019, respectively, and was included in Depreciation and amortization on these Unaudited Statements of Revenues and Direct Expenses.
8.   ACCRUED LIABILITIES
A summary of accrued liabilities is as follows:
(Dollars in millions)	December 31, 2017	December 31, 2018	September 30, 2019
Accrued energy	$1	$1	$—
Accrued freight	1	1	1
Other	—	1	1
Accrued liabilities	$2	$3	$2
9.   OTHER LONG-TERM LIABILITIES
Other long-term liabilities consist of the following:
(Dollars in millions)	December 31, 2017	December 31, 2018	September 30, 2019
Asset retirement obligations	$6	$5	$6
Other	—	1	1
Other long-term liabilities	$6	$6	$7
10.   PENSION AND RETIREMENT BENEFITS
Verso maintains various pension and retirement benefit plans for its employees. Employees related to the operations of the Two Mills participate in these plans. Liabilities under these plans are obligations of Verso and the plans will remain with Verso upon the closing of the Sale Transaction. The Two Mills will not assume any funding requirements related to the defined benefit pension plan. As outlined in the Purchase Agreement, Pixelle will assume a liability related to the pension obligation of no less than $35 million, but no greater than $37.5 million. Accordingly, the assumed liability is included in the accompanying Unaudited Statements of Assets to be Acquired and Liabilities Assumed in the amount of  $35 million as of December 31, 2017, December 31, 2018, and September 30, 2019.

ANDROSCOGGIN AND STEVENS POINT PAPER MILLS
NOTES TO THE UNAUDITED ABBREVIATED FINANCIAL STATEMENTS (continued)

The Two Mills account for the cost of these plans as a participant in a multiemployer pension plan in accordance with ASC Topic 715, Compensation — Retirement Benefits. Costs charged to the Two Mills by Verso for participation in these plans are based on specific actuarially-determined service and interest costs for Company employees, and a proportionate allocation of these expenses, as described in Note 3 above is included in Cost of products sold (exclusive of depreciation and amortization) and Selling, general and administrative expenses in the accompanying Unaudited Statements of Revenues and Direct Expenses.
Pension plan expenses (income) included within Selling, general, and administrative expenses were $0.4 million for the year ended December 31, 2017, $(0.7) million for the year ended December 31, 2018 and $0.3 million for the nine months ended September 30, 2019.
11.   RELATED PARTIES
Prior to the Closing Date, Verso and the Two Mills were parties to a pulp supply arrangement in which Verso sold pulp to the Two Mills at market prices. For the year ended December 31, 2017, the Two Mills purchased 113,000 tons in the aggregate at a cost of  $48 million. For the year ended December 31, 2018, the Two Mills purchased 122,000 tons in the aggregate at a cost of  $61 million. For the nine months ended September 30, 2019, the Two Mills purchased 87,000 tons in the aggregate at a cost of  $45 million.
In accordance with a pulp supply agreement to be executed in conjunction with the closing of the Sale Transaction, the Two Mills will continue to purchase pulp from Verso on terms and conditions set forth in a binding term sheet executed in conjunction with the execution of the Purchase Agreement.
Prior to the Closing Date, Verso and the Two Mills were also parties to a pulp supply arrangement in which the Two Mills sold pulp to Verso at market prices. For the year ended December 31, 2018, the Two Mills sold 5,500 tons in the aggregate at a price of  $3 million. For the nine months ended September 30, 2019, the Two Mills sold 34,700 tons in the aggregate at a price of  $20 million.
12.   SUBSEQUENT EVENTS
Subsequent events have been evaluated through December 27, 2019 the date these abbreviated financial statements were available to be issued, and there are no subsequent events to disclose.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
The unaudited pro forma condensed consolidated financial statements were prepared to assist readers in understanding the nature and effects of the sale (the “Sale Transaction”) by Verso Corporation, a Delaware corporation, (together with its direct and indirect subsidiaries “Verso” or the “Company”) of its Androscoggin mill (the “Androscoggin Mill”) located in Jay, Maine, and its Stevens Point mill (the “Stevens Point Mill”) located in Stevens Point, Wisconsin, to Pixelle Specialty Solutions LLC, a Delaware limited liability company (“Pixelle”).
The following unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated statements of Verso, adjusted to give effect to the sale of the outstanding limited liability interests of Verso Androscoggin LLC, a Delaware limited liability company (“Verso Androscoggin”), an indirect wholly owned subsidiary of Verso and the entity that, as of the closing date, will hold all of the assets primarily related to Verso’s Androscoggin Mill and Stevens Point Mill (the “Two Mills”). These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2019, Annual Report on Form 10-K for the year ended December 31, 2018, as amended, filed with the SEC on April, 30, 2019, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, filed with the SEC on August 24, 2018. Additional information about Verso may be found elsewhere in this Proxy Statement and in Verso’s other public filings. See the section entitled “Additional Information” beginning on page 145 of this Proxy Statement. Additionally, these unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes.
The unaudited pro forma condensed consolidated balance sheet data as of September 30, 2019 gives effect to the Sale Transaction as if it occurred on September 30, 2019. The unaudited pro forma condensed consolidated statements of operations data for the nine months ended September 30, 2019 and for the years ended December 31, 2018 and December 31, 2017, have been prepared to present the Company’s results of operations as if the Sale Transaction had occurred on January 1, 2017, and to reflect the intercompany transactions between the Two Mills and the Company.
The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X. The historical financial information has been adjusted in the following unaudited pro forma condensed consolidated financial statements to give effect to events that are (i) directly attributable to the Sale Transaction; (ii) factually supportable; and (iii) with respect to the statements of operations, expected to have a continuing impact on the results.
The pro forma adjustments are described in the accompanying notes and are based on information available as of the date of this Proxy Statement and certain assumptions management believes are reasonable.
These unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Sale Transaction been completed as of the dates set forth above. The unaudited pro forma condensed consolidated financial information does not purport to project the future operating results or financial position of the Company following the closing of the Sale Transaction.

Verso Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2019
(Dollars in millions)	Historical Verso Corporation	Sale of the Two Mills	Notes	Pro Forma Adjusted
	(Unaudited)	(Unaudited)		(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$6	$357	(a), (b)	$363
Accounts receivable, net	202	(42)	(c)	160
Inventories	416	(83)	(c)	333
Prepaid expenses and other assets	7	—		7
Total current assets	631	232		863
Property, plant, and equipment, net	940	(194)	(c)	746
Intangibles and other assets, net	64	(9)	(c), (d)	55
Total assets	$1,635	$29		$1,664
Liabilities and equity
Current liabilities:
Accounts payable	$207	$(45)	(c)	$162
Accrued and other liabilities	101	(2)	(c)	99
Current maturities of long-term debt and finance leases	1	—		1
Total current liabilities	309	(47)		262
Long-term debt and finance leases	24	(1)	(c)	23
Pension benefit obligation	393	(35)	(e)	358
Other long-term liabilities	42	(7)	(c)	35
Total liabilities	768	(90)		678
Equity:
Preferred stock – par value $0.01 (50,000,000 shares authorized, no shares issued)	—	—		—
Common stock – par value $0.01 (210,000,000 Class A shares authorized with 34,936,378 shares issued and 34,691,315 outstanding on September 30, 2019; 40,000,000 Class B shares authorized with no shares issued and outstanding on September 30, 2019)	—	—		—
Treasury stock – at cost (245,063 shares on September 30, 2019)	(5)	—		(5)
Paid-in-capital	696	1	(f)	697
Retained earnings	56	118	(f), (h)	174
Accumulated other comprehensive income	120	—		120
Total equity	867	119		986
Total liabilities and equity	$1,635	$29		$1,664
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Verso Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the nine months ended September 30, 2019
(Dollars in millions, except per share amounts)	Historical Verso Corporation	Sale of the Two Mills	Notes	Pro Forma Adjusted
	(Unaudited)	(Unaudited)		(Unaudited)
Net sales	$1,857	$(370)	(c), (g)	$1,487
Costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,625	(348)	(c), (g)	1,277
Depreciation and amortization	157	(14)	(c), (d)	143
Selling, general and administrative expenses	76	(5)	(b), (c)	71
Restructuring charges	44	—		44
Other operating (income) expense	2	—		2
Operating income (loss)	(47)	(3)		(50)
Interest expense	2	—		2
Other (income) expense	(3)	—		(3)
Income (loss) before income taxes	(46)	(3)		(49)
Income tax expense (benefit)	—	(1)	(i)	(1)
Net income (loss)	$(46)	$(2)		$(48)
Pro forma income (loss) per common share:
Basic	$(1.33)			$(1.38)
Diluted	(1.33)			(1.38)
Pro forma weighted average common shares outstanding (in thousands):
Basic	34,599	83	(f)	34,682
Diluted	34,599	83	(f)	34,682
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Verso Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2018
(Dollars in millions, except per share amounts)	Historical Verso Corporation	Sale of the Two Mills	Notes	Pro Forma Adjusted
		(Unaudited)		(Unaudited)
Net sales	$2,682	$(434)	(c), (g)	$2,248
Costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	2,321	(378)	(c), (g)	1,943
Depreciation and amortization	111	(17)	(c), (d)	94
Selling, general and administrative expenses	102	(6)	(c)	96
Restructuring charges	1	—		1
Other operating (income) expense	(5)	—		(5)
Operating income (loss)	152	(33)		119
Interest expense	33	—		33
Other (income) expense	(52)	1	(c)	(51)
Income (loss) before income taxes	171	(34)		137
Income tax expense (benefit)	—	(7)	(i)	(7)
Net income (loss)	$171	$(27)		$144
Pro forma income (loss) per common share:
Basic	$4.97			$4.16
Diluted	4.88			4.09
Pro forma weighted average common shares outstanding (in thousands):
Basic	34,514	83	(f)	34,597
Diluted	35,096	83	(f)	35,179
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Verso Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2017
(Dollars in millions, except per share amounts)	Historical Verso Corporation	Sale of the Two Mills	Notes	Pro Forma Adjusted
		(Unaudited)		(Unaudited)
Net sales	$2,461	$(396)	(c), (g)	$2,065
Costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	2,250	(328)	(c), (g)	1,922
Depreciation and amortization	115	(22)	(c), (d)	93
Selling, general and administrative expenses	107	(6)	(c), (f)	101
Restructuring charges	9	—		9
Other operating (income) expense	1	—		1
Operating income (loss)	(21)	(40)		(61)
Interest expense	38	—		38
Other (income) expense	(21)	—		(21)
Income (loss) before income taxes	(38)	(40)		(78)
Income tax expense (benefit)	(8)	(14)	(i)	(22)
Net income (loss)	$(30)	$(26)		$(56)
Pro forma income (loss) per common share:
Basic	$(0.87)			$(1.62)
Diluted	(0.87)			(1.62)
Pro forma weighted average common shares outstanding (in thousands):
Basic	34,432	83	(f)	34,515
Diluted	34,432	83	(f)	34,515
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Verso Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
The following pro forma adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:
(a)
Represents estimated net cash proceeds of  $400 million less an estimated $35 million of net pension liabilities, as provided for in the Purchase Agreement assumed by Pixelle as if the Sale Transaction had closed on September 30, 2019. The cash proceeds reflected in the September 30, 2019 unaudited pro forma condensed consolidated balance sheet will likely be different from actual cash proceeds received from the Sale Transaction due to differences to the adjustment for net working capital as well as differences in the pension liability assumed by Pixelle which will be based on actuarial calculations that will be finalized after the date the Sale Transaction closes.

(b)
Represents a reduction to cash on the unaudited pro forma condensed consolidated balance sheet for payment of  $8 million of Sale Transaction costs which are payable upon closing of the Sale Transaction. In addition, $0.1 million of Sale Transaction expenses incurred during the nine months ended September 30, 2019 have been removed from the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2019 as these are one-time, non-recurring expenses directly attributable to the Sale Transaction.

(c)
Reflects the pro forma adjustments for the effects of the Sale Transaction to (i) remove assets and liabilities associated with the disposition of the Two Mills and (ii) eliminate the revenues and expenses associated with the Two Mills for the nine months ended September 30, 2019 and for the years ended December 31, 2018 and December 31, 2017.

(d)
Represents the recognition of the estimated value associated with trademarks and customer relationships transferring to the Two Mills as a result of the Sale Transaction. Specifically, $4 million in Customer Relationships and $2 million in Trademarks have been allocated to the Two Mills as of September 30, 2019. These allocations were made based on historical revenue. Further, adjustments to reflect the associated amortization related to the acquired trademarks and customer relationships were recognized in the amounts of  $1 million, $1 million, and $1 million for the nine months ended September 30, 2019, and for the years ended December 31, 2018 and December 31, 2017, respectively.

(e)
Represents the transfer of certain benefit obligations in the amount of  $35 million (“Assumed Unfunded Pension Amount”) at September 30, 2019. The actual amount will be determined based on actuarial calculations to be finalized after the Sale Transaction closes. As agreed upon in the Purchase Agreement, the amount shall be as close as reasonably feasible to $35 million, but not less than the Assumed Unfunded Pension Amount, and shall not exceed the Assumed Unfunded Pension Amount by more than $2.5 million.

(f)
Represents the recognition of  $1 million of stock compensation in the unaudited pro forma condensed consolidated balance sheet for the vesting of awards upon the close of the Sale Transaction for the interim Chief Executive Officer and certain other employees as their unvested awards become fully vested upon the close of the Sale Transaction. This vesting resulted in the recognition of 83,000 shares as shown above. These amounts are directly related to the employees being transferred as part of the Sale Transaction.

(g)
Represents the sale of pulp between the Two Mills and the Company. These sales had historically been eliminated upon consolidation and had no impact on gross margin or operating income; however, they are expected to continue subsequent to the sale based on the terms of the pulp supply agreement to be entered into in conjunction with the closing of the Sale Transaction (the “Supply Agreement”).

The sales of products from the Company to the Two Mills were $41 million, $58 million, and $46 million for the nine months ended September 30, 2019, and for the years ended December 31, 2018 and December 31, 2017, respectively, based on the historical volumes sold. The costs of products sold from the Company to the Two Mills were $33 million, $46 million, and $41 million

Verso Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

for the nine months ended September 30, 2019, and for the years ended December 31, 2018 and December 31, 2017, respectively, based on the historical volumes sold taking into account the minimum and maximum volume requirements and the pricing terms as defined in the Supply Agreement.
(h)
The gain on the Sale Transaction assuming the Company had completed the sale as of September 30, 2019 is as follows:

in millions
Net cash proceeds	$365
Net assets sold	$(238)
Adjustment for transaction costs	$(8)
Gain on sale	$119
As the gain related to the sale of the Two Mills and the use of proceeds do not have a continuing impact on the Company’s operations, the gain is only reflected in Retained earnings on the unaudited pro forma condensed consolidated balance sheet as of September 30, 2019. The actual gain on the sale of the Two Mills will likely be different from amount above due to a difference in (i) asset and liability balances at the date the Sale Transaction closes, (ii) certain working capital adjustments, including $15 million related to the impact of accounts receivable factoring on the working capital calculation, (iii) the actual Sale Transaction costs used in determining the net cash proceeds from the Sale Transaction, and (iv) differences in the pension liability assumed by the Pixelle which will be based actuarial calculations that will be completed no later than 90 days after the date the Sale Transaction closes.
(i)
Represents adjustments for the applicable income tax effects of the pro forma adjustments. The Company has assumed a tax rate of 21% at September 30, 2019 and December 31, 2018, and 35% at December 31, 2017 when estimating the tax impacts of the Sale Transaction in 2019, 2018 and 2017, representing the applicable statutory tax rates in effect for the Company during the periods for which the unaudited pro forma condensed consolidated statements of operations are presented.

PROPOSAL 3 — THE PROPOSAL TO ADJOURN OR POSTPONE THE ANNUAL MEETING
If approved, this proposal would permit us to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies in the event that, at the Annual Meeting, the affirmative vote in favor of the Sale Proposal is less than a majority of our outstanding shares of common stock entitled to vote thereon. If this proposal is approved and the Sale Proposal is not approved at the Annual Meeting, we will be able to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies to approve the Sale Proposal. If you have previously submitted a proxy on the proposals discussed in this Proxy Statement and wish to revoke it upon adjournment or postponement of the Annual Meeting, you may do so.
The Proposal to Adjourn or Postpone the Annual Meeting will only be approved if the holders of a majority of the voting power of our common stock present in person or by proxy at the Annual Meeting vote to approve the proposal. Under these circumstances, abstentions would have the same effect as a vote against this proposal and broker non-votes (if any) would have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 — THE PROPOSAL TO ADJOURN OR POSTPONE THE ANNUAL MEETING FROM TIME TO TIME, IF NECESSARY OR APPROPRIATE (AS DETERMINED BY THE BOARD OF DIRECTORS OR A COMMITTEE THEREOF), TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE SALE PROPOSAL.
Proposal 4(a), Proposal 4(b) and Proposal 4(c) — Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to Change the Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors, (b) Stockholders to Amend our Bylaws and (c) Stockholders to Amend Certain Provisions of our Certificate of Incorporation
General Description of Amendments
We are seeking stockholder approval to amend the Company’s Amended and Restated Certificate of Incorporation (“Certificate”) to replace all supermajority voting requirements set forth in the Certificate with majority voting requirements.
On November 22, 2019, the board of directors unanimously approved amendments to the Certificate to change the “at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the outstanding shares” voting standard to a “majority of outstanding shares” voting standard in each place where it appears in the Certificate. The board of directors determined that these amendments to the Certificate were advisable and in the best interests of the Company and its stockholders and directed these amendments to the Certificate to be submitted to the stockholders for approval and adoption at our 2019 Annual Meeting of Stockholders.
The Certificate currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of all outstanding shares of capital stock of the Company entitled to vote, voting together as a single class, in order for stockholders to:
•
Remove any one or more directors from office (Article V(D) of the Certificate)

•
Amend the Bylaws (Article IX of the Certificate)

•
Adopt an amendment to any one or more of the following articles in the Certificate, or adopt another provision inconsistent with such articles’ provisions, in effect prior to the proposed amendment (Article X of the Certificate):

•
Article V — Board of Directors

•
Article VI — Stockholder Action

•
Article VII — Limitation of Director Liability

•
Article VIII — Business Combinations

•
Article IX — Amendment of Bylaws

•
Article X — Amendment of Certificate of Incorporation

•
Article XI — Forum Selection.

The proposals submitted for approval by the Company’s stockholders at the Annual Meeting will amend the Certificate to replace these supermajority vote requirements with majority vote requirements, thereby allowing the Company’s stockholders to approve action on the above-listed matters by a simple majority vote.
Specifically, the proposals submitted for approval by the stockholders at the meeting seek to amend the following articles of the Certificate to provide that the Company’s stockholders may approve action on any of the following matters by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class:
•
Proposal 4(a): Removal of any director from office (Certificate Article V(D)) (“Director Removal Certificate Amendment”)

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Proposal 4(b): Stockholder amendments to the Bylaws (Certificate Article IX) (“Bylaws Approval Certificate Amendment”)

•
Proposal 4(c): Adoption of amendments to the provisions of the Certificate described in the third bullet above beginning on page 90 of the Proxy Statement (Certificate Article X) (“Certificate Approval Amendment”).

If the proposed amendments described above as Proposals 4(a), 4(b) and 4(c) (collectively, “Proposed Amendments”) are approved, adopted and implemented, then thereafter the Certificate will provide that the Company’s stockholders may remove any director from office, amend the Bylaws and/or amend any provision of the Certificate by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
The Bylaws also require a sixty-six and two-thirds percent (66 2∕3%) supermajority vote for stockholders to remove directors and amend the Bylaws. The board of directors, utilizing its own authority to amend the Bylaws, has approved conforming amendments to the Bylaws that would replace the Bylaws’ supermajority voting requirements with majority voting requirements, which would become effective concurrently with effectiveness of the Proposed Amendments (i.e., upon filing of a certificate of amendment to the Certificate with the Secretary of the State of Delaware). As a result, if the Proposed Amendments are adopted and approved by the stockholders and subsequently become effective, the Bylaws will also be amended and restated to provide that the Company’s stockholders may approve action on any of the following matters by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class:
•
Remove any director from office (Bylaws Section 3.4); and

•
Amend the Bylaws (Bylaws Section 9.1).

Rationale for Proposed Amendments
The Proposed Amendments are a result of the board of directors’ ongoing review of our corporate governance. In developing the Proposed Amendments, the board of directors, which includes all members of the Corporate Governance and Nominating Committee, carefully considered the implications of amending our Certificate and Bylaws to eliminate supermajority voting provisions.
The board of directors recognizes that supermajority voting provisions are intended to protect against self-interested action on the part of large stockholders by requiring broad stockholder support for certain types of governance changes. In this regard, the Proposed Amendments may make it easier for one or more stockholders to remove directors or effect other corporate governance changes in the future, and may make it more difficult for the board of directors to protect stockholders’ interests. Nevertheless, the board of directors also recognizes that many investors and others now view supermajority voting provisions as unduly limiting the board of directors’ accountability to stockholders or stockholder participation in the corporate governance of the Company.
After considering these factors and consulting with the Company’s management and outside advisors, the board of directors believes that the Proposed Amendments are in the best interest of the Company and our stockholders.
Additional Information
The descriptions of our Certificate, Bylaws and the Proposed Amendments set forth in this Proxy Statement are qualified in their entirety by reference to the text of Appendices D-1, D-2 and D-3 to this Proxy Statement, which include the text of the proposed amendments to the Certificate and the related amendments to the Bylaws. Additions to the Certificate and the Bylaws are indicated by underlining and bold text and deletions to the Certificate and the Bylaws are indicated by strikeouts.
Stockholders will vote on Proposals 4(a), 4(b) and 4(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Certificate and Bylaws will not change unless all of the Proposed Amendments (Proposals 4(a), 4(b) and 4(c)) are approved by the stockholders. If all of the Proposed Amendments are approved by the stockholders, Verso currently intends to file a certificate of amendment, setting forth the Proposed Amendments with the Secretary of State of the State of Delaware, and the Proposed Amendments will become effective at the time of the filing. If any of the Proposed Amendments are not approved by the requisite vote, then a certificate of amendment will not be filed with the Secretary of State of the State of Delaware, the Bylaw amendments will not become effective, and the supermajority voting provisions in both the Certificate and Bylaws will remain in place.
Vote Required and Board of Directors’ Recommendation
Stockholders will vote on Proposals 4(a), 4(b) and 4(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Certificate and Bylaws will not change unless each of Proposals 4(a), 4(b) and 4(c) are approved. Under the existing supermajority voting requirements set forth in the Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the outstanding shares of the Company’s common stock is required to approve each of Proposals 4(a), 4(b) and 4(c). Such proposals involve matters on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these proposals. Abstentions and broker non-votes, if any, have the same effect as votes against these proposals. These amendments to the Certificate, if approved, will not be effective until we file a certificate of amendment to the Certificate with the Secretary of State of Delaware following the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE THREE PROPOSED AMENDMENTS.
Proposal 4(a) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Remove Directors to a Majority Vote Requirement
Article V(D) of the Certificate currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class, to remove directors. If the stockholders approve Proposal 4(a), then Article V(D) of the Certificate will allow stockholders to remove directors with or without cause by an affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class. Appendix D-1 shows the proposed changes to Article V(D) of the Certificate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4(A) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO REMOVE DIRECTORS TO A MAJORITY VOTE REQUIREMENT.

Proposal 4(b) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend our Bylaws to a Majority Vote Requirement
Article IX of the Certificate currently provides that the stockholders can amend the Bylaws only by the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. If the stockholders approve Proposal 4(b), then Article IX of the Certificate will allow stockholders to amend the Bylaws by an affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Appendix D-2 shows the proposed changes to Article IX of the Certificate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4(B) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO AMEND THE BYLAWS TO A MAJORITY VOTE REQUIREMENT.
Proposal 4(c) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate to a Majority Vote Requirement
Article X of the Certificate currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, in order for stockholders to amend certain provisions of the Certificate. These provisions are:
•
Article V — Board of Directors;

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Article VI — Stockholder Action;

•
Article VII — Limitation of Director Liability;

•
Article VIII — Business Combinations;

•
Article IX — Amendment of Bylaws;

•
Article X — Amendment of Certificate of Incorporation; and

•
Article XI — Forum Selection.

If the stockholders approve Proposal 4(c), then Article X of the Certificate will allow stockholders to amend the provisions of the Certificate listed above by an affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting as a single class. In addition to stockholder approval, amendments to the Certificate must be approved by the Board of Directors before they are submitted for stockholder approval. Appendix D-3 shows the proposed changes to Article X of the Certificate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4(C) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO AMEND CERTAIN PROVISIONS OF THE CERTIFICATE TO A MAJORITY VOTE REQUIREMENT.
Proposal 5 — Advisory Vote on Compensation of Named Executive Officers
We are conducting an advisory vote by our stockholders to approve the compensation of Verso’s named executive officers as described in this Proxy Statement. This advisory vote is being conducted in accordance with Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14a-21(a) thereunder.
This proposal is not intended to address any specific item of executive compensation, but rather the overall compensation of Verso’s named executive officers and our compensation philosophy, policies and practices. As described in detail in the “Executive Compensation” section of this Proxy Statement, our compensation programs are designed to attract, retain and motivate executives who can help us achieve superior operational and financial performance. We believe that the compensation that we provide our named executive officers — with its balance of short-term cash incentives based upon the achievement of annual performance objectives and equity-based incentives that vest both over time and based on Company performance — motivates and rewards them for efforts that result in sustained performance by Verso that enhances our value to our stockholders.
Accordingly, you will be asked to vote on the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Proxy Statement, including the executive compensation tables and the accompanying narrative.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, “FOR” THE APPROVAL OF THE COMPENSATION OF VERSO’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
This vote is an advisory vote and thus it is not binding on, and it does not overrule any decision by, and it does not create or imply any additional duties for, Verso, our board of directors or the Compensation Committee. However, we value our stockholders’ opinions and input, and the Compensation Committee will carefully consider the outcome of the advisory vote when making future decisions regarding executive compensation. Our current policy is to provide our stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders. It is expected that the next advisory vote on executive compensation will be held at the 2020 annual meeting of stockholders.
Proposal 6 — Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the board of directors has appointed Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020. The board of directors is asking the stockholders to ratify the appointment of Deloitte & Touche LLP to serve in such capacity. Deloitte & Touche LLP is an independent registered public accounting firm and has audited our financial statements since 2006. Additional information about Deloitte & Touche LLP and its services for Verso is set forth in the “Audit and Non-Audit Services and Fees of Independent Registered Public Accounting Firm” section of this Proxy Statement.
Although it is not required to do so by law, regulations or our Bylaws, the board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Verso and our stockholders.
We expect representatives of Deloitte & Touche LLP to be present at the meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS VERSO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019 AND FOR THE YEAR ENDING DECEMBER 31, 2020.
Proposal 7 — Advisory Vote on Adoption of Stockholder Rights Plan
Background and Reasons for the Stockholder Rights Plan
On June 16, 2019, our board of directors adopted a limited duration stockholder rights plan (“Stockholder Rights Plan”) and declared a dividend payable to stockholders of one right (a “Right”) per each outstanding share of Class A common stock, par value $0.01 per share (“Common Stock”) to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share of the Company (“Preferred Stock”) at a price of  $75.00 per one one-thousandth of a share of Preferred Stock (“Purchase Price”) upon exercise of the Right (subject to adjustment). The dividend was paid on June 27, 2019 to the stockholders of record as of the close of business on June 27, 2019 (the “Record Date”). In connection therewith, Verso entered into a Rights Agreement (“Rights Agreement”), dated as of June 17, 2019, with Computershare Trust Company, N.A., as rights agent (“Rights Agent”).
The adoption of the Rights Plan is intended to protect Verso and its stockholders from the actions of third parties that our board of directors determines are not in the best interests of Verso and its stockholders, and to enable all stockholders to realize the long-term value of their investment. The Rights Plan also protects Verso from any efforts to obtain control while it is conducting its strategic alternatives process so that it can maximize the likelihood of a successful outcome.
Although stockholder approval or ratification of the Stockholder Rights Plan is not required by Verso’s Certificate and Bylaws, the Rights Agreement or applicable law, our board of directors has decided to request stockholder approval, on an advisory basis, of the Stockholder Rights Plan as a matter of good corporate practice. If the stockholders do not approve the Stockholder Rights Plan, our board of directors, in its discretion, may terminate the Stockholder Rights Plan if it determines that such a change would be in the best interests of Verso and our stockholders. If the stockholders approve the Stockholder Rights Plan, the board of directors can still terminate the Rights Agreement at any time prior to the Distribution Date (as described below). If the board of directors does not otherwise terminate the Stockholder Rights Plan, it will expire under its current terms on June 17, 2020. Whether or not this Proposal 7 is adopted by stockholders on an advisory basis, the directors could, in accordance with their fiduciary duties and to protect the interests of Verso and its stockholders, amend the Rights Agreement to extend the expiration date of the Rights Agreement or adopt a new rights agreement following the expiration date.
A summary of certain terms of the Rights Agreement is set forth below under “Description of Rights Agreement”. This description is only a summary, is not complete, and is qualified in its entirety by the text of the entire Rights Agreement which is attached to this Proxy Statement as Appendix E. If there is a conflict between the summary below and the Rights Agreement, the Rights Agreement will govern.
Description of Rights Agreement
Effectiveness
The Rights Agreement became effective on June 17, 2019. The board declared a dividend of one Right for each outstanding share of Common Stock payable to stockholders of record on the Record Date. Initially, the Rights will not be exercisable, and unless and until there is a Distribution Date (as defined below):
•
the Rights are evidenced by and trade with the certificates for the shares of Common Stock (or, with respect to any uncertificated Common Stock registered in book-entry form, by notation in book-entry), and not by separate Rights certificates;

•
the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated shares of Common Stock registered in book-entry form) also constitutes the transfer of the Rights associated with such Common Stock;

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new certificates for shares of Common Stock issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book-entry form, this legend will be contained in a notice to the record holder thereof); and

•
the Rights will accompany any new shares of Common Stock that are issued after the Record Date.

Limited Duration Term
The Rights expire at or prior to the earliest of   (i) the first anniversary of the Rights Agreement, (ii) the redemption or exchange of the Rights as described below, (iii) a determination by the Board of Directors to not pursue any strategic transaction of, by or involving the Company, as determined by the Company’s Board of Directors, including a merger, joint venture, partnership, business combination, recapitalization, sale, distribution, transfer or other disposition or acquisition of assets or equity interests of the Company, or (iv) the approval of any merger or other acquisition transaction involving the Company or other strategic transaction (as determined by the Board) by the requisite stockholders as further described in the Rights Agreement.
Distribution Date and Detachability of Rights Certificates
The date when the Rights become exercisable is the “Distribution Date.”
Subject to certain exceptions specified in the Rights Agreement, the Rights will become exercisable following the earlier of the close of business on (i) the fifth (5th) business day after a public announcement that either discloses that a person or a group of related persons has acquired beneficial ownership of fifteen percent (15%) or more of the Common Stock other than as a result of repurchases of Common Stock by the Company, the exercise of any option, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, receipt of Common Stock from the estate of a deceased person via a will or charitable trust created by the decedent for estate planning purposes or certain inadvertent acquisitions (an “Acquiring Person”) or information which reveals the existence of an Acquiring Person, or (ii) the fifth (5th) business day, or such later date as may be determined by the board, after a person or a group of related persons announce or commence a tender or exchange offer that would result in a person or a group of related persons becoming an Acquiring Person, unless such offer is a Qualifying Transaction (as defined below); provided, however, that in no event will the Distribution Date be prior to the Record Date. A “Qualifying Transaction” is an offer that (a) is a fully financed, all-cash tender offer or an exchange offer offering shares of the offeror traded on a national securities exchange (or a combination thereof); (b) for any and all of the outstanding shares of Common Stock, not subject to any pro ration; and (c) is made at the same per-share consideration for all such shares of Common Stock. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.
After the Distribution Date, the Rights will separate from the Common Stock and become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights. The Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date.
Exempt Persons
The Rights Agreement provides that an Acquiring Person does not include the Company or any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. The Rights Agreement also provides that any person that would otherwise be deemed an Acquiring Person as of the date of the adoption of the Rights Agreement will be exempted but only for so long as it does not acquire or is deemed to acquire, without the prior approval of the board, beneficial ownership of additional Common Stock representing 1% or more of the shares of Common Stock then outstanding following the adoption of the Rights Agreement. Additionally, the Rights Agreement provides that a person will not become an “Acquiring Person” solely as the result of the acquisition by such person of beneficial ownership of shares of Common Stock tendered to such person in a Qualifying Transaction.
Preferred Stock Purchasable Upon Exercise of Rights
After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price, one one-thousandth of a share of Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give a stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock.
Flip-In Trigger
If a person or group of related persons becomes an Acquiring Person, then each Right will entitle the holder thereof to purchase, upon payment of the Purchase Price, in accordance with the terms of the Rights Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value of twice the Purchase Price, determined as of the earlier to occur of  (i) the Distribution Date related to the event pursuant to which a person or group becomes an Acquiring Person and (ii) the event pursuant to which a person or group becomes an Acquiring Person.
Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person, its Affiliates (as defined in the Rights Agreement), its Associates (as defined in the Rights Agreement) or certain of its transferees will be void.
Flip-Over Trigger
If, after an Acquiring Person obtains fifteen percent (15%) or more of the Common Stock, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company and in connection with such transaction all or part of the outstanding shares of Common Stock are converted into stock or other securities of another entity, cash, or other property or (iii) the Company sells or transfers fifty percent (50%) or more of its assets or earning power, then each holder of a Right (except for Rights that have previously been voided as set forth above) will have the right to receive, upon exercise of the Right and payment of the Purchase Price, in accordance with the terms of the Rights Agreement, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Purchase Price.
Redemption of the Rights
The Rights will be redeemable at the board’s sole discretion for $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the board) (the “Redemption Price”) at any time prior to the event which causes a person or group of related persons to become an Acquiring Person. Immediately upon the action of the board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price. The Redemption Price will be adjusted if the Company undertakes a stock dividend, a stock split or similar transaction.
Exchange Provision
At any time after the date on which a person beneficially owns fifteen percent (15%) or more of the Common Stock and prior to the acquisition by the person of fifty percent (50%) or more of the Common Stock, the board may exchange the Rights (other than Rights owned by the Acquiring Person, which would have become void), in whole or in part, for Common Stock at an exchange ratio (subject to adjustment) of one share of Common Stock per Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).
Amendment of Terms of Rights Agreement and Rights
For so long as the Rights are redeemable, the Company may supplement or amend any provision of the Rights Agreement (and can direct the Rights Agent to do so) without the approval of any holders of the Rights, including to make the provisions of the Rights Agreement inapplicable or otherwise alter, amend or supplement the terms of the Rights Agreement with respect to a particular transaction by which a person might otherwise become an Acquiring Person. At any time when the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of Rights (and the Company may direct the Rights Agent to do so), provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause the Rights Agreement again to become amendable other than in accordance with the provisions thereof or (c) cause the Rights again to become redeemable.
The Company is entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of Rights (and Preferred Stock) as contemplated in the Rights Agreement and to ensure that an Acquiring Person does not obtain the benefits thereof, and amendments in respect of the foregoing are not be deemed to adversely affect the interests of the holders of Rights. Neither the Company nor the Rights Agent may effect a supplement or amendment which changes the Redemption Price.
Supplements and amendments to the Rights Agreement become effective upon the Company’s execution thereof, whether or not also executed by the Rights Agent (but are not binding upon the Rights Agent until executed by the Rights Agent); provided, however, that to the extent a supplement or amendment adversely affects the Rights Agent’s own rights, duties, obligations or immunities under the Rights Agreement, such supplement or amendment is not effective against the Rights Agent without its express written consent.
Rights of Holders
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
Anti-Dilution Provisions
The board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.
With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least one percent (1%) of the Purchase Price.
Taxes
The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income. The Company has agreed that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the certificates evidencing the Rights or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights.
Certain Anti-Takeover Effects
The Rights are not intended to prevent a takeover of the Company and should not interfere with any merger or other business combination approved by the board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of fifteen percent (15%) or more of the outstanding Common Stock (which includes for this purpose stock referenced in derivative transactions and securities).
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, “FOR” THE APPROVAL OF THE STOCKHOLDER RIGHTS PLAN
Proposal 8 — Advisory Vote on a Majority Vote Requirement for Elections of Directors
The board of directors is soliciting stockholder input on whether to adopt a policy or an amendment to the Bylaws so as to change the standard for director elections from a plurality vote requirement to a majority vote requirement.
If the advisory vote described in this Proposal 8 is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 8, then the board of directors will consider whether to, prior to Verso’s 2020 Annual Meeting of Stockholders, either adopt a policy or amend Section 2.7 of Verso’s Bylaws, which currently provides that “unless a different or minimum vote on a matter is provided by law, the Certificate, the Bylaws, the rules or regulations of any stock exchange applicable to the Company, or any regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote for such matter, directors are elected by vote of the holders of a plurality of the votes cast.” In making a determination as to the form and scope of a policy or amendment to Section 2.7 of the Bylaws relating to a majority vote requirement, the board of directors expects that it would take into account a variety of factors, including, without limitation, (i) the then composition of Verso’s stockholder base, (ii) the composition of Verso’s stockholder base that voted in favor of Proposal 8 (as well as whether such stockholders (x) make their own decisions relating to the election of directors or (y) delegate or adhere to the recommendations of outside proxy advisory services without independent consideration), (iii) the percentage of outstanding shares of Verso common stock, on a fully diluted basis, that was voted in favor of Proposal 8, (iv) the then composition of the board of directors, including diversity of experience, and (v) the status of Verso’s ongoing strategic review.
If Proposal 8 is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 8, then the board of directors does not intend or expect to consider whether to adopt a policy or amend Section 2.7 of the Bylaws so as to change the plurality vote requirement for director elections.
THE BOARD OF DIRECTORS DOES NOT SUBMIT A RECOMMENDATION RELATED TO PROPOSAL 8.
Proposal 9 — Stockholder Proposal to Repeal Any Amendments to the Amended and Restated Bylaws Adopted After June 26, 2019
The Company has received notice from Lapetus of its intention to present the following resolution for action at the meeting, which would allow stockholders of the Company to repeal any amendments to the Bylaws adopted after June 26, 2019 (the “Bylaw Repeal Proposal”). Adoption of the Bylaw Repeal Proposal would have the effect of repealing any amendments to the Bylaws adopted after June 26, 2019, of which there are currently none.
RESOLVED, that any provision of the Amended and Restated Bylaws of Verso Corporation as of the date of effectiveness of this resolution that was not included in the Bylaws effective as of June 26, 2019 and publicly filed with the Securities and Exchange Commission prior to June 26, 2019, be and hereby is repealed.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE ADOPTION OF THE BYLAW REPEAL PROPOSAL.
Statement in Opposition
The Bylaw Repeal Proposal seeks to repeal each provision or amendment to the Bylaws adopted after June 26, 2019, without regard to the subject matter of any bylaw provisions or amendment in question.
No provisions or amendments to the Bylaws have been adopted after June 26, 2019. While the board does not currently expect to adopt any amendments to the Bylaws prior to the meeting, the board could determine prior to the meeting that an amendment is necessary and in the best interest of the Verso’s stockholders. The board believes that the automatic repeal of any Bylaw amendment, irrespective of its content, duly adopted by the board (whether with or without stockholder approval) could have the effect of repealing one or more properly adopted Bylaw amendments that the board determined to be in the best interests of Verso and its stockholders and adopted in furtherance of its fiduciary duties, including in response to future events not yet known to the board.
Furthermore, as a public company subject to the federal proxy rules, it might be impracticable — if not impossible — for Verso to obtain stockholder approval for a necessary Bylaw amendment within a timeframe necessary to serve the best interests of the Company and its stockholders.
As the board is fully empowered by its governing documents and applicable law to alter, amend or repeal provisions to the Bylaws in accordance with its fiduciary duties and no provision of the Bylaws is expected to be impacted by the Bylaw Repeal Proposal, we believe this proposal represents no purpose other than to limit board actions otherwise permitted by the Company’s governing documents and Delaware law.
For these reasons, the board urges stockholders to vote “AGAINST” the Bylaw Repeal Proposal.

STOCKHOLDERS
Security Ownership of Management and Certain Beneficial Owners
The following table provides information about the beneficial ownership of Verso’s common stock as of December 16, 2019, by each of our directors, director nominees and named executive officers, all of our directors and executive officers as a group, and each person known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock. As of December 16, 2019, there were 34,704,367 outstanding shares of our Class A common stock and no shares of Class B common stock outstanding. All of the previously outstanding Class B common stock has been converted into Class A common stock. Because there are no outstanding shares of or rights to acquire our Class B common stock, we do not provide any information on our shares of Class B common stock in the table or footnotes below.
Name of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Shares of Class A Common Stock Beneficially Owned(1)
Directors, Director Nominees and Named Executive Officers:
B. Christopher DiSantis(3)	192,831	*
Adam St. John(2)	40,356(4)	*
Allen J. Campbell(2)	51,520	*
Michael A. Weinhold(2)	34,273	*
Kenneth D. Sawyer(2)	29,787	*
Dr. Robert K. Beckler	—	*
Paula H.J. Cholmondeley	—	*
Alan J. Carr(2)	23,400	*
Eugene I. Davis(2)	23,400	*
Randy J. Nebel(2)	1,022	*
Steven D. Scheiwe(2)	26,074	*
Jay Shuster(2)	23,400	*
Nancy M. Taylor(2)	1,022	*
All current Directors and Executive Officers as a group (11 persons)(5)	261,026	0.8%
5% or Greater Holders
Dimensional Fund Advisors LP(6)	2,810,761	8.1%
BlackRock, Inc.(7)	2,505,971	7.2%
Lapetus Capital II LLC(9)	2,385,203	6.9%
The Vanguard Group Inc.(8)	2,352,921	6.8%
Oaktree Capital Management LP(10)	1,976,270	5.7%
SCW Capital Management, L.P.(11)	1,902,397	5.5%

*
Less than 1% of the outstanding shares of our common stock.

(1)
“Beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. The number and percentage of shares of common stock beneficially owned by each person listed in the table is determined based on the shares of common stock that such person beneficially owned as of December 16, 2019, or that such person has the right to acquire within 60 days thereafter. The number of outstanding shares used as the denominator in calculating the percentage ownership and voting power of the outstanding shares of Class A common stock for each person is the sum of  (a) 34,704,367 shares of Class A common stock outstanding as of December 16, 2019, and (b) the number of shares of Class A common stock that such person has the right to acquire as of December 16, 2019, or within 60 days thereafter. Each person has sole voting and sole investment power over the shares of common stock that the person beneficially owns, unless otherwise indicated.

(2)
The address for each director, director nominee and named executive officer of Verso is c/o Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.

(3)
Mr. DiSantis left his position as our President and Chief Executive Officer on April 5, 2019. Beneficial ownership information is based on information contained in the last Form 4 filed by Mr. DiSantis with the SEC prior to April 5, 2019.

(4)
Includes 8,270 shares owned directly by Mr. St. John’s spouse as of December 6, 2019, or which Mr. St. John’s spouse has the right to acquire within 60 days thereafter, and over which Mr. St. John may be deemed to have voting and/or investment power.

(5)
Excludes Mr. DiSantis, who is no longer an executive officer of Verso. Includes 6,772 shares owned directly by Mr. Lederer, our Senior Transaction Advisor.

(6)
In a Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 8, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 2,718,483 shares of Class A common stock and sole dispositive power over 2,810,761 shares of Class A common stock. The Schedule 13G also discloses that Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over our Class A common stock that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of our Class A common stock held by the Funds. However, all shares of Class A common stock reported in the table above are owned by the Funds. Dimensional disclaims beneficial ownership of such shares of Class A common stock. The address of the reporting person is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(7)
In a Schedule 13G filed by BlackRock, Inc. with the SEC on February 11, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 2,418,902 shares of Class A common stock and sole dispositive power over 2,505,971 shares of Class A common stock. The address of the reporting person is 55 East 52nd Street, New York, New York 10055.

(8)
In a Schedule 13G filed by The Vanguard Group Inc. with the SEC on February 12, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 37,511 shares of Class A common stock, shared voting power over 2,514 shares of Class A common stock, and sole dispositive power over 2,317,213 shares of Class A common stock, and shared dispositive power over 35,708 shares of Class A common stock. The Schedule 13G also discloses that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 33,194 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 6,831 shares of Class A common stock as a result of its serving as investment manager of Australian investment offerings. The address of the reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)
In a Schedule 13D/A filed by Lapetus Capital II LLC with the SEC on December 12, 2019, the reporting person states that as of December 3, 2019 that the reporting persons in the aggregate beneficially own 2,330,683 shares of Class A common stock. The Schedule 13D/A also discloses that each of Andrew M. Bursky and Timothy J. Fazio, by virtue of his status as a manager and Managing Partner of certain reporting persons, has shared voting and dispositive power of 2,330,683 shares of Class A common stock. The address of the reporting person is 100 Northfield Street, Greenwich, Connecticut 06830. On December 18, 2019, Lapetus disclosed the acquisition of 54,520 shares as of December 16, 2019 in an amendment to their preliminary proxy statement filed with the SEC.

(10)
In a Schedule 13G/A filed by Oaktree Capital Management, L.P. with the SEC on September 24, 2019, the reporting person states that as of September 12, 2019 Oaktree Opps X Reserve 6, LLC

(“Reserve 6”) directly owns 1,960,732 shares of Class A Common Stock (which includes warrants to purchase 184,413 shares of Class A common stock) and Oaktree Value Opportunities Fund Holdings, L.P. (“VOF Holdings”) directly owns 15,538 shares of Class A Common Stock (which consists of warrants to purchase 15,538 shares of Class A common stock). The Schedule 13G/A also discloses that Oaktree Capital Group Holdings GP, LLC may be deemed to have beneficial ownership of the shares owned by Reserve 6 and VOF Holdings by way of indirect control of Reserve 6 and VOF Holdings. The address of the reporting person is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(11)
In a Schedule 13D/A filed by SCW Capital Management, LP with the SEC on December 12, 2019, the reporting person states that as of December 10, 2019 it beneficially owned and had shared voting and dispositive power over 1,902,397 shares of Class A common stock. The Schedule 13D/A also discloses that SCW Capital Management, LP serves as investment manager to, and may be deemed to beneficially own securities owned by, each of SCW Capital, LP and SCW Capital QP, LP, which are the record and direct beneficial owners of the securities covered by the Schedule 13D/A. The address of the reporting person is 3131 Turtle Creek Blvd., Suite 850, Dallas, Texas 75219.

Equity Compensation Plan Information
The table below sets forth information regarding the number of shares of common stock to be issued upon the exercise of the outstanding stock options, warrants and rights granted under our equity compensation plans and the shares of common stock remaining available for future issuance under our equity compensation plans as of December 31, 2018.
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected on Column (a)) (c)
Equity compensation plans approved by security holders	1,315,822(1)	$—	2,141,512(2)
Equity compensation plans not approved by security holders	—	—	—
Total	1,315,822	$—	2,141,512

(1)
All the shares were subject to then-outstanding restricted stock units (“RSUs”) granted under the Performance Incentive Plan (“PIP”), with the number of shares subject to performance-based vesting RSUs presented based on the “target” level of performance (100% vesting). The RSUs have no exercise price.

(2)
All the shares were available for future issuance or delivery under the PIP and, subject to certain limits thereunder, generally were available for any type of award authorized under the PIP, including stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, RSUs, phantom stock and similar rights to purchase or acquire shares of our Class A common stock.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and the SEC’s rules thereunder require that our directors and executive officers and the beneficial owners of more than 10% of Verso’s common stock file with the SEC initial reports of, and subsequent reports of changes in, their beneficial ownership of our common stock. Based solely on our review of such Section 16(a) reports and written representations that our directors and executive officers have furnished to us, we believe that all reporting persons complied with all applicable Section 16(a) filing requirements during 2018.

EXECUTIVE OFFICERS, DIRECTORS AND director nominees
The following table and biographical descriptions provide information regarding our executive officers, directors and director nominees as of December 16, 2019.
Name	Age	Position(s)
Adam St. John	56	Chief Executive Officer and Director
Michael A. Weinhold	55	President
Allen J. Campbell	62	Senior Vice President and Chief Financial Officer
Kenneth D. Sawyer	64	Senior Vice President of Human Resources and Communications
Leslie T. Lederer	71	Senior Transaction Advisor
Alan J. Carr	49	Director and Co-Chairman of the Board
Eugene I. Davis	64	Director and Co-Chairman of the Board
Randy J. Nebel	63	Director
Steven D. Scheiwe	59	Director
Jay Shuster	65	Director
Nancy M. Taylor	59	Director
Dr. Robert K. Beckler	58	Director Nominee
Paula H.J. Cholmondeley	72	Director Nominee
Executive Officers
Adam St. John
Mr. St. John has been our Chief Executive Officer and a director since his appointment by the board of directors on November 11, 2019. Prior to that, Mr. St. John served as our Senior Vice President of Manufacturing since August 2016. He previously served in various operations management positions with Verso, most recently as Regional Vice President of Operations from 2015 to July 2016, Mill Manager of our Quinnesec mill in Michigan from 2011 to 2015, and Operations Manager of our Androscoggin mill in Maine from 2009 to 2011. Before joining Verso, Mr. St. John worked at Georgia-Pacific Corporation, a subsidiary of Koch Industries, Inc., in operations management roles at its mill in Old Town, Maine, from 1992 to 2006.
Michael A. Weinhold
Mr. Weinhold has been our President since his appointment by the board of directors on November 14, 2019. Mr. Weinhold served as our President of Graphic and Specialty Papers from February 2017 until November 2019. He previously served as our Senior Vice President of Sales, Marketing and Product Development from 2011 to January 2017 and our Senior Vice President of Sales and Marketing from 2006 to 2011. Before joining Verso, Mr. Weinhold worked at International Paper Company from 2000 to 2006, where he held sales, marketing and management positions in the Coated and Supercalendered Papers Division, including Business Manager from 2004 to 2006, Business Manager of Sales and Marketing from 2003 to 2004, and Director of Marketing and Product Development from 2001 to 2003. Mr. Weinhold worked at Champion International Corporation in sales and marketing positions from 1994 until it was acquired by International Paper Company in 2000.
Allen J. Campbell
Mr. Campbell has been our Senior Vice President and Chief Financial Officer since 2015. Before joining Verso, he worked at Cooper-Standard Holdings Inc., the parent company of Cooper-Standard Automotive Inc., a leading global supplier of systems and components for the automotive industry, from 1998 to 2015. At Cooper Standard, Mr. Campbell held accounting, finance and management positions, including Executive Vice President and Chief Infrastructure Officer in 2015 and Executive Vice President and Chief Financial Officer from 2005 to 2015. He worked at The Dow Chemical Company in accounting and finance positions from 1980 to 1998.

Kenneth D. Sawyer
Mr. Sawyer has been our Senior Vice President of Human Resources and Communications since 2015. He previously served as our Vice President of Human Resources from 2011 to 2015. Before joining Verso, Mr. Sawyer worked at AbitibiBowater, Inc. (now named Resolute Forest Products Inc.), a producer of pulp, paper and wood products, from 2007 to 2010, where he was Director of Human Resources for United States operations from 2009 to 2010 and Director of Human Resources for the Commercial Printing Papers Division in the United States, Canada and South Korea from 2007 to 2009. Mr. Sawyer worked at Bowater Incorporated, a manufacturer of pulp, paper and wood products, from 1999 to 2007, where he was Director of Process Improvement and Organization Effectiveness from 2006 to 2007 and Director of Human Resources of the Coated Papers Division from 1999 to 2006. Mr. Sawyer was Vice President of Human Resources of Dorsey Trailers, Inc., a transportation equipment manufacturer, from 1993 to 1999.
Leslie T. Lederer
Mr. Lederer has served as our Senior Transaction Advisor since November 11, 2019. From April 5, 2019 to November 11, 2019, Mr. Lederer served as our Interim Chief Executive Officer. Mr. Lederer served as Chairman of the Board of Directors of Catalyst Paper Corporation (“Catalyst”), a publicly traded Canadian pulp and paper manufacturer, from September 2012 to December 2017 and as Catalyst’s interim President and Chief Executive Officer (May 2017 to October 2017) and Chief Restructuring Officer (December 2017 to March 2019). Mr. Lederer has also served as a consultant in financing, restructuring and mergers and acquisitions since 2008. From July 2007 to August 2008, Mr. Lederer was senior advisor for SSAB Svenskt Stal AB (“SSAB”), a Swedish based international steel producer. Prior to that, Mr. Lederer was at IPSCO Inc., a North American steel producer, in the capacity of Vice President, Secretary and General Counsel from March 2005 to July 2007, when it was acquired by SSAB.
Director Nominees
Biographical descriptions on our director nominees may be found under the “Proposal 1 — Election of Directors — Director Nominees” section of this Proxy Statement.
The following five directors are standing for re-election at the Annual Meeting: Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor. On December 10, 2019, Messrs. Carr and Davis notified the Verso board of directors they will not seek re-election at the Annual Meeting. To fill the two to-be-vacant board seats, the Verso board of directors has nominated Dr. Robert K. Beckler and Paula H.J. Cholmondeley for election at the Annual Meeting.
Other Matters Concerning Executive Officers and Directors
On January 26, 2016, Verso and substantially all of our direct and indirect subsidiaries (“Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”). The Chapter 11 cases (“Chapter 11 Cases”) were consolidated for procedural purposes only and administered jointly under the caption “In re: Verso Corporation, et al., Case No. 16-10163.” On June 23, 2016, the Bankruptcy Court entered an order confirming the Debtors’ First Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated as of June 20, 2016 (“Plan”). On July 15, 2016, the Plan became effective pursuant to its terms and the Debtors emerged from their Chapter 11 reorganization.
All of our executive officers, other than Mr. St. John and Mr. Lederer, were executive officers of Verso before and during the Chapter 11 Cases. Mr. St. John was serving as our Regional Vice President of Operations during the Chapter 11 Cases, but he did not become an executive officer of Verso until he was elected our Senior Vice President of Manufacturing in August 2016. No director served in such capacity or as an executive officer of Verso prior to our emergence from Chapter 11 reorganization.
In addition, Mr. Campbell was serving as Chief Financial Officer of Cooper-Standard Holdings, Inc. when it voluntarily filed for protection under Chapter 11 of Title 11 of the Bankruptcy Code on August 3, 2009.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board of Directors Structure
Verso’s board of directors currently consists of seven directors. On November 11, 2019, our board of directors appointed Adam St. John, formerly our Senior Vice President of Manufacturing, as our Chief Executive Officer and to the board of directors to fill the vacancy created when Christopher DiSantis left his position as a Director and our President and Chief Executive Officer on April 5, 2019. Concurrently on November 11, 2019, in accordance with our Bylaws, our board of directors increased the size of our board of directors from five directors to the current seven. Effective November 14, 2019, the board appointed two new directors, Randy J. Nebel and Nancy M. Taylor, to fill the resulting vacancies on the board.
Each director serves for a one-year term and until the election and qualification of his successor, subject to such director’s earlier death, resignation or removal.
Leadership Structure
The current leadership structure of our board of directors consists of two Co-Chairmen of the Board, Alan J. Carr and Eugene I. Davis, both of whom are independent directors. On December 10, 2019, Messrs. Carr and Davis notified the Verso board of directors they will not seek re-election at the Annual Meeting. The board of directors anticipates that Steven D. Scheiwe, a director of Verso since 2016, will succeed Mr. Carr and Mr. Davis as Chairman of the Board following the Annual Meeting. The role of the Co-Chairmen of the Board, or the Chairman of the Board, is to lead and oversee the board of directors, including ensuring that the board of directors functions effectively and fulfills its responsibilities to Verso and our stockholders. The Co-Chairmen of the Board preside at meetings of the board of directors. Our Chief Executive Officer, Adam St. John, is also a member of our board of directors. The role of our Chief Executive Officer is to lead and manage Verso and serve as our primary liaison with the board of directors.
Verso does not have any policy that requires the roles of Chairman of the Board and Chief Executive Officer to be filled by separate individuals, nor do we have any policy that requires the Chairman of the Board to be selected from a particular group of directors such as non-employee directors or independent directors. The board of directors has the prerogative to adopt such a policy, but has not found it necessary to do so. Instead, the board of directors has the flexibility to determine who should serve as the Chairman of the Board, and whether the Chairman of the Board and the Chief Executive Officer should be separate individuals, in each case based on Verso’s needs from time to time. The board of directors makes its determination based on the criteria and considerations that it deems appropriate to provide suitable leadership for the board of directors and Verso.
Verso believes that our current leadership structure, in which the roles of Co-Chairmen of the Board and Chief Executive Officer are separated, is appropriate for us at this time. This structure enhances the board of directors’ oversight of management, because our Co-Chairmen of the Board are more likely to question management actions. The separation of roles also permits the Co-Chairmen of the Board to participate in non-management executive sessions of the board of directors. Following the Annual Meeting, the Board expects to appoint Steven D. Scheiwe as Chairman of the Board. Finally, this structure allows the Chief Executive Officer to focus his efforts on the job of leading and managing Verso on a daily basis.
Director Independence
The New York Stock Exchange (“NYSE”) requires that a listed company have a majority of independent directors as well as an audit committee, a compensation committee and a corporate governance and nominating committee composed entirely of independent directors. Our board of directors has affirmatively determined that six of our current seven directors — Alan J. Carr, Eugene I. Davis, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster and Nancy M. Taylor — are independent under the NYSE’s listing standards. In making this determination, our board of directors has affirmatively determined that each of these directors meets the objective criteria for independence set forth by the NYSE and that none of them has any relationship, direct or indirect, to us other than as stockholders or through their service as our directors. Mr. St. John is not independent under the NYSE’s listing standards as a result of serving as our

Chief Executive Officer. Mr. DiSantis was not independent under the NYSE’s listing standards during his service on the board of directors through his departure on April 5, 2019, as a result of serving as our President and Chief Executive Officer during such time.
Committees of the Board of Directors
Committee Overview
Verso’s board of directors has three standing committees — the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee — each of which operates under a written charter adopted by our board of directors, which is available on Verso’s website at www.versoco.com on the “Our Company — Board of Directors” page. Mr. St. John, our Chief Executive Officer, does not serve on any committees of the board of directors.
The following table summarizes the current composition of the standing committees of the board of directors.
Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Alan J. Carr	•	•	•	•(1)
Eugene I. Davis	•	—	•	•(1)
Randy J. Nebel(2)	•	—	•	•
Steven D. Scheiwe	•	•(1)	—	•
Jay Shuster	•	•	•(1)	•
Nancy M. Taylor(2)	•	•	—	•

(1)
serves as the chairperson or co-chairperson of the committee

(2)
each of Mr. Nebel and Ms. Taylor were appointed as an independent director as of November 14, 2019 and appointed to the respective committees noted above as of November 22, 2019

The following table summarizes the anticipated composition of the standing committees of the board of directors following the Annual Meeting, if each of our director nominees are elected at the Annual Meeting.
Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee(4)
Dr. Robert K. Beckler	•	—(3)	—(3)	•(3)
Paula H.J. Cholmondeley	•	—(3)	—(3)	•(3)
Randy J. Nebel(2)	•	—	•	•
Steven D. Scheiwe	•	•(1)	—	•
Jay Shuster	•	•	•(1)	•
Nancy M. Taylor(2)	•	•	—	•

(1)
serves as the chairperson of the committee

(2)
each of Mr. Nebel and Ms. Taylor were appointed as an independent director as of November 14, 2019 and appointed to the respective committees noted above as of November 22, 2019

(3)
each of Dr. Beckler and Ms. Cholmondeley have been nominated for election at the Annual Meeting; if elected, the Verso board of directors expects that each will serve on the Corporate Governance and Nominating Committee and either the Audit Committee or the Compensation Committee

(4)
the Verso board of directors expects to appoint the succeeding chairperson of the Corporate Governance and Nominating Committee following the Annual Meeting

Audit Committee
The Audit Committee currently consists of four directors — Messrs. Scheiwe, Carr and Shuster and Ms. Taylor — appointed by the board of directors. The purposes of the Audit Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding —
•
the integrity of Verso’s financial statements and other financial information provided to our stockholders and other relevant parties;

•
Verso’s system of internal control;

•
the performance of our internal accounting and financial controls and the function of the internal audit department;

•
the independent accountants’ qualifications, independence and performance; and

•
Verso’s process for monitoring compliance with applicable legal and regulatory requirements, including accounting, financial reporting and public disclosure requirements.

The board of directors has determined that each director serving on the Audit Committee is independent under the applicable rules of the NYSE and Exchange Act, satisfies the NYSE’s requirements of being financially literate and possessing accounting or related financial management expertise, and qualifies as an “audit committee financial expert” under the SEC’s rules.
Compensation Committee
The Compensation Committee currently consists of four directors — Messrs. Shuster, Carr, Davis and Nebel — appointed by the board of directors. The purposes of the Compensation Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding —
•
review and approval of Verso’s compensation philosophy and objectives for our executive officers;

•
review and approval of the performance goals and objectives relevant to the compensation of Verso’s executive officers;

•
review and approval of the compensation of our executive officers; and

•
acting as administrator as may be required by Verso’s incentive compensation and equity-related plans in which our executive officers may be participants.

The board of directors has determined that each director serving on the Compensation Committee is independent under the applicable rules of the NYSE, qualifies as a “non-employee director” as defined in SEC’s rules, and qualifies as an “outside director” as contemplated in Section 162(m) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).
In determining the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee considers, among other things, the recommendations of the Chief Executive Officer. However, the Compensation Committee is solely responsible for making final decisions on the compensation of our executive officers.
In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with applicable laws and regulations, the Certificate and the Bylaws. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee.
Since 2017, the Compensation Committee has retained Lyons, Benenson & Company Inc. (“Lyons Benenson”) as its independent compensation consultant. In retaining Lyons Benenson, the Compensation Committee, after considering the factors prescribed by the SEC for purposes of assessing the independence of compensation advisors, determined that no conflicts of interest exist between us and Lyons Benenson or any individuals working on our account on Lyons Benenson’s behalf. Lyons Benenson reviewed our executive compensation policies, programs and practices so that it could advise the Compensation Committee on the design of our 2018 executive compensation program.

Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee currently consists of six directors — Messrs. Carr, Davis, Nebel, Scheiwe and Shuster and Ms. Taylor — appointed by the board of directors. The Corporate Governance and Nominating Committee is composed of all of our independent directors. As a result, the actions of Corporate Governance and Nominating Committee are frequently addressed in full board meetings. The purposes of the Corporate Governance and Nominating Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding —
•
identification of qualified candidates to become directors of Verso, consistent with criteria approved by the board of directors;

•
selection of nominees for election as directors at meetings of our stockholders at which directors are to be elected;

•
selection of candidates to fill vacancies and newly created directorships on the board of directors;

•
identification of best practices and recommendation of corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance;

•
development and recommendation to the board of directors of guidelines setting forth corporate governance principles applicable to Verso; and

•
oversight of the evaluation of the board of directors and management.

The board of directors has determined that each director serving on the Corporate Governance and Nominating Committee is independent under the NYSE’s rules.
Nomination and Evaluation of Director Candidates
Verso’s board of directors will consider nominating all potential candidates for election as directors who are recommended by our stockholders or board of directors, provided that the recommendation complies with the relevant requirements of our Bylaws. All recommendations of candidates for director must be made in accordance with the provisions of Article II, Section 2.14 of Verso’s Bylaws, which sets forth requirements concerning the information to be provided about the candidate and the timing for the submission of the recommendation. Any stockholder who desires to recommend a candidate for nomination as a director should send the nomination to the Corporate Governance and Nominating Committee, c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
The Corporate Governance and Nominating Committee screens every potential director candidate in the same manner, regardless of the source of his or her recommendation. Each director candidate must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. In further evaluating the suitability of director candidates (both new candidates and current directors), the Corporate Governance and Nominating Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, electing) such candidates, takes into account many factors, including the candidate’s —
•
business judgment and ability to make independent analytical inquiries;

•
understanding of manufacturing, sales, marketing, product development, finance and other elements relevant to Verso’s success in a competitive business environment;

•
professional background, including experience as a director of a public company and as an officer or former officer of a public company;

•
experience in our industry and with relevant social policy concerns;

•
understanding of our business on a technical level; and

•
educational background, including academic expertise in an area of our operations.

The Corporate Governance and Nominating Committee and the board of directors also evaluate each director candidate in the context of the board of directors as a whole, with the objective of assembling a group of directors who can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee and the board of directors also consider the director’s past attendance at board and committee meetings, the director’s participation in and contributions to the activities of the board of directors, and the results of the most recent board of directors self-evaluation. Notwithstanding the foregoing criteria, if Verso is legally required, by contract or otherwise, to permit a party to designate one or more directors to be elected or appointed to our board of directors (e.g., pursuant to rights contained in a certificate of designation of a class of preferred stock), then the nomination or appointment of such directors will be governed by those requirements.
Verso does not have a formal policy with regard to the consideration of diversity in identifying candidates for election to the board of directors, but the Corporate Governance and Nominating Committee recognizes the benefits associated with a diverse group of directors and takes diversity considerations into account when identifying director candidates. The Corporate Governance and Nominating Committee considers diversity in the broadest context, including the familiar diversity concepts of race, national origin, gender, etc., as well as diversity of professional experience, employment history, and experience on other boards of directors and as management of other companies.
Director Attendance at Board of Directors and Committee Meetings
The board of directors and the Audit Committee hold meetings on at least a quarterly basis, and the Compensation Committee and the Corporate Governance and Nominating Committee hold meetings as necessary or appropriate. At times, the board of directors and its committees also act by written consent in lieu of formal meetings. In 2018, the board of directors met 21 times; the Audit Committee met five times; the Compensation Committee met three times; the Corporate Governance and Nominating Committee met one time (other than actions taken in full board meetings as a result of each independent director being a member of the Corporate Governance and Nominating Committee), and the Strategic Alternatives Committee met 17 times prior to being disbanded in September 2018 and its functions undertaken by the full board of directors. In 2018, each incumbent director attended all meetings of the committees on which he served and at least 95% of the meetings of the board of directors that were held during the periods that he served as a director.
The NYSE’s listing standards require that our non-management directors meet regularly in executive session without management present. Verso’s Corporate Governance Guidelines require our non-management directors to meet in executive session without management directors or management present at least two times per year. In 2018, our non-management directors held five executive sessions without management directors or management present. The presiding director at the executive sessions is one of the Co-Chairmen of the Board or, in their absence, a director selected by a majority vote of the non-management directors present. Executive sessions are of no fixed duration, and our non-management directors are encouraged to raise and discuss any issues of concern.
Director Attendance at Stockholders Meetings
Verso’s policy is that our directors are invited and encouraged to attend our annual stockholders meetings. All of our then-current directors except Mr. Davis attended our 2018 annual meeting of stockholders.
Communications with Directors
Stockholders and any other interested party wishing to communicate with our board of directors, our non-management directors, or a specific director may do so by delivering the written communication in person or mailing it to the Board of Directors, c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Communications will be distributed to specific directors as directed in the communication. If addressed generally to the board of directors, communications may be distributed to specific members of the board of directors as appropriate, depending on the topic of the communication.

For example, if a communication relates to accounting, internal controls or auditing matters, unless otherwise specified, the communication will be forwarded to the chairperson of the Audit Committee. From time to time, the board of directors may change the process by which stockholders and others may communicate with the board of directors or its members. Please refer to Verso’s website for any change in this process.
Corporate Governance General
In furtherance of Verso’s board of directors’ goals of providing effective governance of our business and affairs for the long-term benefit of our stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, our board of directors has adopted the following corporate governance measures:
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Corporate Governance Guidelines

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Code of Conduct

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Whistleblower Policy

Each of these documents is available, free of charge, in print to any stockholder who requests it. In addition, the Corporate Governance Guidelines, Code of Conduct and Whistleblower Policy are posted on Verso’s website at www.versoco.com on the “Our Company — Corporate Governance” page and the annual sustainability report card is posted on Verso’s website at www.versoco.com on the “Sustainability — Oversight” page. The information on our website is not a part of this Proxy Statement.
Corporate Governance Guidelines
The Corporate Governance Guidelines set forth the framework within which Verso’s board of directors conducts its business. The Corporate Governance Guidelines are intended to assist our board of directors in the exercise of its responsibilities and to serve the interests of Verso and our stockholders. The Corporate Governance Guidelines set forth guiding principles on matters such as —
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size of the board of directors;

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director independence;

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executive sessions of non-management directors;

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director qualifications, and the selection of new directors;

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matters potentially affecting directors’ service on our board of directors, such as serving as directors or audit committee members of other public companies, the impact on directors of changes in their employment, the absence of term limits, and the retirement age for directors;

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director responsibilities;

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director compensation;

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director stock ownership;

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director access to executive management and independent advisors;

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meetings of the board of directors and its committees, including matters such as meeting frequency and attendance;

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committees of the board of directors, including the qualifications of members of the Audit Committee;

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board of directors participation in the development of management leadership; and

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communications to the board of directors.

Code of Conduct
The Code of Conduct is a code of ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct addresses topics such as —
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ethical business conduct;

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compliance with legal requirements;

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confidentiality of our business information;

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use of our property;

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avoidance of conflicts of interest

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conduct of our accounting operations, preparation of financial reports, and making of public disclosures; and

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reporting of any violation of law or the Code of Conduct, unethical behavior, improper or questionable accounting or auditing, or inaccuracy in our financial reports or other public disclosures.

Verso employees are encouraged to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. Any such report may be made anonymously. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to directors or executive officers, will be made available through our website.
Whistleblower Policy
The Whistleblower Policy governs the receipt, retention and treatment of complaints received by Verso regarding accounting, internal controls, auditing matters and questionable financial practices. The Whistleblower Policy is designed to protect the confidential, anonymous submission by our employees of any concerns that they may have regarding questionable accounting or auditing matters. The Whistleblower Policy permits the reporting of those concerns by various means, including email, letter, telephone or a confidential hotline managed by an independent third-party vendor. Complaints will be reviewed under the Audit Committee’s direction, with oversight by our Vice President — Legal and Corporate Affairs, Senior Director Internal Audit and Compliance, or such other persons as the Audit Committee or the Vice President — Legal and Corporate Affairs determines to be appropriate.
Policy Relating to Related-Person Transactions
Verso’s policy, as set forth in the Audit Committee’s charter, is that all transactions with related persons, as contemplated in Item 404(a) of the SEC’s Regulation S-K, and regardless of the dollar amount of the transaction, are subject to review and approval by the Audit Committee. Since January 1, 2018, no transaction between Verso and any related person has been reviewed or approved.
Transactions with Related Persons
There have been no transactions with related persons to report since January 1, 2018.
Indemnification of Directors and Executive Officers
We have entered into indemnification agreements with each of our current directors and executive officers. The agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. We may enter into indemnification agreements with future directors and executive officers.

Board of Directors’ Oversight Role in Enterprise Risk Management
Companies face a variety of risks, including credit risk, liquidity risk and operational risk. Verso’s board of directors believes that an effective enterprise risk management system will timely identify the material risks that we face, communicate necessary information with respect to material risks to our senior executives and, as appropriate, to the board of directors or its relevant committee, implement appropriate and responsive risk management strategies, and integrate risk management into our decision-making.
Verso’s management has primary responsibility for enterprise risk management, including monitoring, identifying and addressing the risks facing us and bringing such risks that may be material to the attention of our board of directors or its appropriate committee. The board of directors also encourages management to promote a corporate culture that incorporates enterprise risk management into our corporate strategy and operations.
Our board of directors is generally responsible for the oversight of enterprise risk management. It has full access to our management so that it can maintain open and regular communication that allows it to perform its oversight function and that facilitates identifying, analyzing and addressing risks. The board of directors and its committees also serve a risk-control function by providing, through oversight of our management, checks and balances on our management’s decisions and actions.
Each committee of our board of directors has a high-level monitoring role with regard to risks associated with the matters that such committee oversees pursuant to its charter. As appropriate, a committee may identify specific risks to examine in detail, so that it may better evaluate and address those risks. Illustrating this notion:
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The Audit Committee is charged with responsibility for specific areas of risk under its charter, including the integrity of Verso’s financial statements, our system of internal controls, the performance of our internal audit department, the independence of our independent accountants, and our process for complying with financial, legal and regulatory requirements.

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The Compensation Committee monitors risks associated with Verso’s compensation philosophy, objectives, plans, agreements and other arrangements. The Compensation Committee’s role with regard to risk management in these areas is not specifically delineated in its charter or any policy. Rather, the Compensation Committee is attuned to the risks inherent in compensation matters, especially financial incentives, and it considers these risks (including whether incentives encourage excessive risk-taking) as it deems appropriate in making decisions concerning compensation matters.

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The Corporate Governance and Nominating Committee has responsibility for several areas that entail potential risk to Verso, including corporate governance, oversight of the board of directors and its effective functioning, and director qualifications. In performing its duties in these areas, the Corporate Governance and Nominating Committee addresses the potential risks that would be associated with poor corporate governance, ineffective board functioning, or unqualified directors.

Each committee of the board of directors has the discretion and flexibility, within the guidelines specified in its charter, to determine the best means to carry out its oversight responsibilities concerning risk. If a committee determines it to be appropriate, the committee, or a representative designated by the committee, will discuss risk-related issues with our management, other internal personnel and third parties, and, if needed, will engage experts and consultants to assist with any review, analysis or investigation related to a particular area of risk. If a committee determines that it is appropriate to review and evaluate an identified risk, the committee will report its findings and recommendations to the board of directors. The board of directors ultimately is responsible for the adoption of any such recommendations.
The role that our board of directors and its committees plays in risk oversight does not have an impact on the leadership structure of our board of directors. However, we believe that having different individuals serve as our Co-Chairmen of the Board and our Chief Executive Officer facilitates risk oversight by providing the board of directors with leadership that is independent from management.

AUDIT COMMITTEE REPORT
Management is responsible for Verso’s internal controls and financial reporting process, including our internal control over financial reporting, and for preparing our consolidated financial statements. Deloitte & Touche LLP, an independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of our audited consolidated financial statements to accounting principles generally accepted in the United States of America in all material respects. In this context, the responsibility of the Audit Committee is to oversee our accounting and financial reporting processes and the independent audit of our consolidated financial statements.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP our audited consolidated financial statements as of and for the year ended December 31, 2018. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, issued by the PCAOB.
The Audit Committee received the written communication from Deloitte & Touche LLP required by the PCAOB regarding all relationships between them and us that, in their judgment, reasonably may be thought to bear on independence and to discuss their independence with the Audit Committee. The Audit Committee discussed with Deloitte & Touche LLP its independence and considered in advance whether the provision of any non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence. The Audit Committee also received and reviewed a report by Deloitte & Touche LLP outlining communications required by NYSE listing standards (1) reviewing the firm’s internal quality control procedures; (2) describing any material issue raised by (a) the most recent internal quality control review of the firm, (b) peer review of the firm, or (c) any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and (3) assessing Deloitte & Touche LLP’s independence, including all relationships between Deloitte & Touche LLP and Verso.
Based on the reviews and discussions of the Audit Committee described above, and in reliance on the unqualified opinion of Deloitte & Touche LLP dated March 1, 2019, regarding our audited consolidated financial statements as of and for the year ended December 31, 2018, and subject to the limitations on the responsibilities of the Audit Committee noted above and in the Audit Committee’s charter, the Audit Committee recommended to the board of directors, and the board of directors approved, that such audited and consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2018, that was filed with the SEC.
The foregoing report is provided by the members of the Audit Committee of the board of directors.
AUDIT COMMITTEE
Steven D. Scheiwe (Chair)
Alan J. Carr
Jay Shuster

AUDIT AND NON-AUDIT SERVICES AND FEES OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to the Audit Committee’s charter, to help ensure the independence of Verso’s independent registered public accounting firm, all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for us by our independent registered public accounting firm must be pre-approved by the Audit Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to a subcommittee of its members the authority to grant the required approvals, provided that any exercise of such authority by the subcommittee is presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee approved and retained Deloitte & Touche LLP to audit our consolidated financial statements for 2019 and provide other audit, audit-related and tax services in 2019. The Audit Committee reviewed and pre-approved all services provided by Deloitte & Touche LLP in 2017 and 2018 in accordance with the pre-approval policies and procedures described above and concluded that the services provided were compatible with maintaining its independence in the conduct of its auditing functions.
The following table sets forth the aggregate fees billed by Deloitte & Touche LLP and Deloitte Tax LLP for audit, audit-related and tax services provided to Verso and our subsidiaries in 2017 and 2018.
Fees (millions)	2017	2018
Audit fees	$1.80	$1.76
Audit-related	—	0.10
Tax fees	0.25	0.07
Total	$2.05	$1.93
Audit Fees
“Audit fees” are the fees that Deloitte & Touche LLP billed us with respect to 2017 and 2018 for auditing our annual financial statements and reviewing our interim financial statements included in our annual and quarterly reports, respectively.
Audit-Related Fees
“Audit-related fees” are the fees that Deloitte & Touche LLP billed us with respect to 2017 and 2018 for assurance and related services that are reasonably related to their audit or review of our financial statements.
Tax Fees
“Tax fees” are the fees that Deloitte Tax LLP billed us with respect to 2017 or 2018 for tax advice, tax planning and tax compliance services. These services included consultations on preparation of original and amended tax returns for Verso and our subsidiaries for both years. Deloitte Tax LLP has not provided any services related to tax-shelter transactions, nor has Deloitte Tax LLP provided any services under contingent-fee arrangements.
All Other Fees
Deloitte & Touche LLP and Deloitte Tax LLP did not bill us any fees for services in 2017 or 2018 that are not included in the above table.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation arrangements for 2018 with our “named executive officers” listed in the table below.
Name	Title
B. Christopher DiSantis	Former President and Chief Executive Officer(1)
Allen J. Campbell	Senior Vice President and Chief Financial Officer
Michael A. Weinhold	President of Graphic and Specialty Papers(2)
Adam St. John	Senior Vice President of Manufacturing(3)
Kenneth D. Sawyer	Senior Vice President of Human Resources and Communications

(1)
Effective April 5, 2019, Mr. DiSantis left his position as our President and Chief Executive Officer.

(2)
Effective November 14, 2019, Mr. Weinhold was appointed as our President.

(3)
Effective November 11, 2019, Mr. St. John was appointed as our Chief Executive Officer.

Executive Summary
The Compensation Committee is responsible for determining the compensation of our named executive officers. Our executive compensation program includes a number of features that we believe reflect best practices in the market and help ensure that the program reinforces our stockholders’ interests. These features are described in more detail below in this Compensation Discussion and Analysis and include the following:
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Each of our named executive officers’ target direct compensation for 2018 consists of his annual base salary, target annual bonus and the target value of his 2018 equity award described below. The diagram below shows the percentage of our named executive officers’ target direct compensation that is “at risk” variable compensation, meaning that the compensation is performance-based and/or with a value dependent on our stock price:

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Our Compensation Committee determined that for the annual equity awards granted to our named executive officers in or for 2018, a substantial portion of the award would be subject to performance-based vesting requirements. The Compensation Committee determined that the vesting of 50% of the award would be contingent on the compound annual growth rate (“CAGR”) of our stock price from January 1, 2018 to January 1, 2021 relative to the stock price CAGR over that three-year period for a peer group of companies selected by our Compensation Committee. The remaining 50% of the award vests over time, and is scheduled to vest in two installments in January 2021 and January 2022, subject to the executive’s continued employment with us through those dates.

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We provide our named executive officers with annual performance-based cash award opportunities, with the amount awarded to the executive determined based on our achievement of financial and operational performance goals established by the Compensation Committee for the year. Based on our performance against the goals established for 2018, the Compensation Committee determined that our named executive officers’ bonuses for 2018 would be paid at 168.3% of target. We believe this payout is appropriate in light of our performance during the year.
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The Compensation Committee has retained an independent compensation consultant to provide advice on our executive compensation program.

Executive Compensation Philosophy and Objectives
The Compensation Committee conducts an annual review of our executive compensation program to help ensure that: (1) the program is designed to align the interests of our named executive officers with our stockholders’ interests by rewarding performance that is tied to creating stockholder value; and (2) the program provides a total compensation package for each of our named executive officers that we believe is competitive.
Our executives’ compensation package consists primarily of a base salary, an annual performance-based cash opportunity, and long-term equity-based awards. We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued service. Some of the elements, such as base salaries and annual bonuses, are paid out on a short-term or current basis. Other elements, such as benefits provided upon certain terminations of employment and equity awards that are subject to multi-year vesting schedules, are paid out on a long-term basis. We believe this mix of short- and long-term elements allows us to achieve our goals of attracting, retaining and motivating our top executives.
In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and motivates performance. Base salaries, severance and other termination benefits are primarily intended to attract and retain highly qualified executives. These elements of our executive compensation program are generally not dependent on performance. Annual cash bonus and long-term equity incentive opportunities provide further incentives to achieve performance goals specified by the Compensation Committee, to enhance alignment with stockholder interests and/or to continue employment with us through specified vesting dates.
We believe that by providing a significant portion of our named executive officers’ total compensation package in the form of equity-based awards, we are able to create an incentive to build stockholder value over the long-term and closely align the interests of our named executive officers to those of our stockholders by incentivizing our named executive officers to produce stockholder value. As described in more detail below, the annual equity awards granted to the named executive officers for 2018 are structured so that one-half of the award will vest only if we achieve specified levels of stock price performance relative to the performance of a peer group of companies over a three-year performance period and only if the executive remains employed with us through the end of the applicable performance period. The remainder of the award generally vests only if the executive remains employed with us over a multi-year period.
Our annual performance-based cash awards are also contingent upon the achievement of financial and operational performance goals established by the Compensation Committee, thereby providing additional incentives for our executives to achieve short-term or annual goals that we believe will maximize stockholder value over the long-term.
Compensation Determination Process
Role of the Compensation Committee and our Executive Officers
Our executive compensation program is determined and approved by our Compensation Committee. None of the named executive officers are members of the Compensation Committee or otherwise have any role in determining the compensation of the other named executive officers, although the Compensation Committee considers the recommendations of our Chief Executive Officer in setting compensation levels for our other executive officers.

Determination of Compensation
Except as otherwise noted, our Compensation Committee’s executive compensation determinations are subjective and are generally based on the experience and general knowledge possessed by members of our Compensation Committee taking into account the executive’s responsibilities and experience, our performance and the individual performance of the executive. As discussed below, in determining the compensation of our named executive officers, the Compensation Committee considers the compensation provided to executives at corresponding positions with a peer group of companies. However, we do not set executive compensation levels at any specific level or “benchmark” against other companies.
Compensation Consultant
For 2018, our Compensation Committee retained Lyons, Benenson & Company Inc. (“Lyons Benenson”) to serve as its independent compensation consultant. Lyons Benenson assisted our Compensation Committee by performing a comprehensive review of our 2018 executive compensation program before it was established, including the composition of our peer group, amounts and nature of compensation paid to executive officers, structure of our various compensation programs, design of our short-term incentive performance measurement framework, performance vesting requirements for our annual long-term incentive awards and appropriate target total direct compensation levels and potential payment and vesting ranges for our executive officers. During 2018, Lyons Benenson also provided data to the Compensation Committee on the compensation and relative performance of our peer group, advised and provided peer group data regarding the Company’s compensation arrangements for its non-employee directors, provided advice as the Compensation Committee began its considerations of our executive compensation framework for 2019, and reviewed data in connection with the Compensation Committee’s determination of short-term incentive award performance. A representative of Lyons Benenson regularly meets both privately and in meetings with the Compensation Committee to discuss its recommendations.
Other than its engagement by the Compensation Committee, Lyons Benenson provides no other services to us or any of our subsidiaries. The Compensation Committee has assessed the independence of Lyons Benenson and concluded that its engagement of Lyons Benenson does not raise any conflict of interest with us or any of our directors or executive officers.
In February 2018, Lyons Benenson assisted the Compensation Committee in selecting the following peer group of companies in our industry to assist the committee in making its compensation decisions for 2018.
Bemis Company, Inc.	Neenah Paper, Inc.
Cenveo, Inc.	P.H. Glatfelter Company
Clearwater Paper Corporation	Packaging Corporation of America
Domtar Corporation	Resolute Forest Products Inc.
Graphic Packaging Holding Company	Schweitzer-Mauduit International, Inc.
Greif, Inc.	Sonoco Products Company
Kapstone Paper & Packaging Corporation
The Compensation Committee, with advice from Lyons Benenson, decided that the peer companies should be publicly traded U.S. companies in the Company’s industry with revenue of up to $9.0 billion, generally have an average total shareholder return above that of the Paper Products GICS Sub-Industry, and generally exceed the median for the Paper Products GICS Sub-Industry in two of three key performance areas (three-year revenue CAGR, three-year average return on invested capital, and three-year average operating margin), in each case as of the time the peer group was selected. For each of our named executive officers, Lyons Benenson provided information on the compensation levels for similarly situated executives with the peer companies. Although the Compensation Committee reviewed and discussed the peer company compensation data provided by Lyons Benenson to help inform its decision making process, the Compensation Committee does not set compensation levels at any specific level or percentile against the peer group data. The peer company data is only one point of information taken into account by the Compensation Committee in making compensation decisions.

The Role of Stockholder Say-on-Pay Votes
At the annual meeting of our stockholders held in September 2018, our stockholders were provided with an opportunity to cast an advisory vote on our executive compensation program through a say-on-pay proposal. Approximately 96 percent of votes cast were in favor of our executive compensation program. The Compensation Committee believes that our compensation program includes a number of features as noted above that reflect best practices in the market and that this voting result affirms stockholders’ support of the Company’s approach in compensating its executive officers. Our Compensation Committee will continue to consider the outcome of the Company’s say-on-pay proposals when making future compensation decisions for our named executive officers.
Frequency of Stockholder Say-on-Pay Votes
Consistent with the views expressed by stockholders at our 2017 Annual Meeting, the board of directors has determined to hold an advisory vote to approve executive compensation annually. The next say-on-pay vote will take place at the Company’s 2020 Annual Meeting of Stockholders. Our stockholders will have an opportunity to cast an advisory vote on the frequency of our say-on-pay vote at least every six years.
Current Executive Compensation Program Elements
The current elements of our executive compensation program are:
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base salaries;

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annual performance-based cash awards;

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equity-based incentive awards; and

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certain retirement and other benefits.

Base Salary
The compensation of Verso’s executive officers begins with a base salary. In determining the initial annual base salaries or the amounts by which to increase the base salaries of our executive officers, we typically evaluate each executive officer’s position and functional responsibilities, consider the executive officer’s performance and contributions in the prior year, review the executive officer’s base salary in comparison to the base salaries of similar positions with similar functional responsibilities at comparable companies, compare the executive officer’s base salary to those of our other executive officers for internal equity purposes, and consider Verso’s financial position and our resources available for compensation purposes.
In March 2018, the Compensation Committee approved small increases to the base salaries of each of our named executive officers for 2018 (except no change was made to Mr. DiSantis’ base salary for 2018). The Compensation Committee approved these increases based on its assessment of peer group data provided by the Compensation Committee’s compensation consultant and the Compensation Committee’s assessment of their positions. The amount of each named executive officer’s base salary before and after the increase is set forth in the table below.
Name	Prior Base Salary	New Base Salary
Allen J. Campbell	$433,500	$442,170
Michael A. Weinhold	$433,500	$446,505
Adam St. John	$375,000	$382,500
Kenneth D. Sawyer	$350,000	$353,500
Annual Cash Incentive Plan: 2018 Verso Incentive Plan
In June 2018, Verso, with the approval of the Compensation Committee, established and implemented the 2018 Verso Incentive Plan (“2018 VIP”), an annual, performance-based cash incentive plan for the benefit of our executive officers and other key employees. The 2018 VIP provided the participants with an opportunity to receive a cash incentive award based on Verso’s, their departments’ and their individual performances in 2018. The 2018 VIP involved the quantitative measurement of Verso’s actual performance against a series of operational and financial performance objectives for 2018. It also entailed a qualitative assessment of the contributions of each participant and his or her department to the achievement of our performance objectives.
The 2018 VIP was designed to provide the participants with an incentive for superior work and to motivate them toward even higher achievements and business results, to tie their goals and interests to those of Verso and its stockholders, and to enable us to attract and retain highly qualified executive officers and other employees. The 2018 VIP was administered by the Compensation Committee. Generally, unless otherwise provided by an agreement with Verso, a participant must remain employed by Verso until the time bonuses are actually paid for the performance year in order to be eligible to receive a bonus under the plan.
The 2018 VIP set forth Verso’s performance objectives for 2018 to be used to establish the 2018 annual cash incentives for participants in the plan, the relative weighting of the performance objectives against each other, the threshold, target and maximum achievement levels of our performance objectives, and the funding associated with achieving the performance objectives at the various achievement levels. In establishing the performance objectives, their relative weighting, and their achievement levels, the Compensation Committee considered information provided by management concerning our operational and financial goals for 2018, with the purpose of reflecting those goals in the 2018 VIP. In establishing the funding levels, the Compensation Committee considered the other compensation provided to our executive officers and senior managers, with the aim of establishing total incentive compensation that was competitive. Taking these matters into consideration, the Compensation Committee approved the elements of the 2018 VIP as shown in the following table.
2018 Performance Objectives	Relative Weighting	Achievement Levels and Funding Levels
		Threshold	Target	Maximum
Adjusted EBITDA(1)	40%	$189M	$210M	$252M
Cash Conversion (Days)(2)	20%	61	58	55
Price Mix Improvement(3)	20%	$105.17M	$116.85M	$140.22M
Safety TIR(4)	10%	1.08	1.05	1.04
A-3 Project Execution(5)
Tons Sold(6)	3.33%	144,000	180,000	216,000
Maine Grant Funding(7)	3.33%	$4M	$4M	$4M
Total Project Return on Investment(6)	3.33%	90%	100%	120%
Funding percentage		70%	100%	200%
Funding amount		$7.5M	$10.7M	$21.4M

(1)
Adjusted EBITDA is our earnings before interest, taxes, depreciation and amortization, adjusted to exclude certain unusual items and to reflect changes in accounting principles, policies, practices and procedures adopted or implemented during the term of the 2018 VIP.

(2)
Cash conversion is calculated by adding the number of days of inventory plus the number of days of accounts receivable minus days of accounts payable.

(3)
Price/mix improvement is the measure of the improvement in product pricing and grade mix optimization between 2018 and 2019, taking into account various factors.

(4)
Safety TIR (Total Incident Rate) refers to our number of OSHA recordable safety incidents during 2018 per 100 full-time employees.

(5)
The three metrics that follow (Tons Sold, Maine Grant Funding and Total Project Return on Investment) measure the success of the conversion and go-to-market strategy of the Androscoggin A3 paper machine project.

(6)
Tons Sold refers to tons of paper shipped from the No. 3 machine at our Androscoggin Mill for a portion of the 2018 fiscal year, adjusted to estimate shipment for a full year.

(7)
Maine Grant Funding refers to funds awarded Verso under a development grant from the State of Maine for which Verso applied.

(8)
Total Project Return on Investment refers to actual profit and loss associated with the A3 paper machine project for a portion of the 2018 fiscal year, adjusted to estimate for a full year, as compared to a target profit and loss for the 2018 fiscal year set near the beginning of the year.

Under the 2018 VIP, the incentive pool, representing the total amount of incentive awards for all participants, was determined initially by adding together all the participants’ target-level incentive awards. A participant’s target-level incentive award is a specified percentage of the participant’s base salary. This initial pool represents the amount of the incentive pool at the target achievement level of performance, which also is referred to as the target-level incentive pool. If the incentive pool were to be funded at the threshold achievement level, the amount of the incentive pool would be equal to 70% of the target-level incentive pool. If, on the other hand, the incentive pool were to be funded at the maximum achievement level, the amount of the incentive pool would be equal to 200% of the target-level incentive pool. Under the 2018 VIP, the threshold, target and maximum funding levels of the incentive pool were approximately $7.5 million, $10.7 million and $21.4 million, respectively.
After determining the target-level incentive pool, the next step in determining the funding of the incentive pool was to consider the levels of achievement of Verso’s performance objectives. After year-end, we calculated the achievement level and factored in the relative weighting of each of our performance objectives. By way of illustration only, if we had achieved the Adjusted EBITDA performance objective at the threshold level of achievement, then 70% of 40%, or a net of 28%, of the target-level incentive pool would have been funded. For any performance objective that was achieved at a level between the threshold and target achievement levels or between the target and maximum achievement levels, we used linear interpolation to determine the appropriate incentive pool funding percentage attributable to such performance objective. This methodology was used to determine the incentive pool funding percentage attributable to the achievement of each of our performance objectives, and the results were added together. Next, the actual amount of the incentive pool was determined by multiplying the total incentive pool funding percentage by the amount of the target-level incentive pool.
The Compensation Committee, applying the methodology set forth in the 2018 VIP, funded the incentive pool at approximately $18 million, representing a funding percentage of 168.3% of the target-level incentive pool. The Compensation Committee determined the funding of the incentive pool based on the following actual levels of achievement of Verso’s performance objectives as set forth in the 2018 VIP:
2018 Performance Objectives	Relative Weighting	Actual Achievement Levels	Funding Levels
Adjusted EBITDA	40%	$296M	80%
Cash Conversion (Days)	20%	52	40%
Price Mix Improvement	20%	$233M	40%
Safety TIR	10%	1.24	0%
A-3 Project Execution
Tons Sold	3.33%	197,736	5%
Maine Grant Funding	3.33%	$4M	3.3%
Total Project Return on Investment	3.33%	58%	0%
Funding percentage:			168.3%
Funding amount (168.3% of the target level of $10.7 million):			$18M
The amount of a participant’s incentive award under the 2018 VIP was determined by reference to his or her target-level incentive award percentage. A participant’s target-level incentive award percentage is the percentage of his or her base salary that the participant would receive as an incentive award under the

2018 VIP in the event that the incentive pool were to be funded at the target level of 100%. The target-level incentive award percentage reflects our assessment of a participant’s ability, considering his or her position with us, to affect our operational and financial performance. They also take into account the other compensation to which a participant is entitled, the target-level incentive award percentages for positions with similar functional responsibilities at comparable companies, and, in the case of Mr. DiSantis, the applicable provisions of his employment agreement with us. The target-level incentive award percentages range from 5% to 100% of a participant’s base salary at the end of the year, depending on the participant’s employment grade level with us. The target-level incentive award percentages of our named executive officers were 100% of base salary for Mr. DiSantis, 80% of base salary for Mr. Campbell, and 75% of base salary for Mr. Weinhold, Mr. St. John and Mr. Sawyer. In each case, a participant’s incentive award is capped at 200% of his or her target-level incentive award.
The amount of a participant’s incentive award under the 2018 VIP could be affected, but is not necessarily driven, by the level of achievement of his or her group/individual performance objectives. A participant’s group/individual performance objectives, which were established at the beginning of the year in consultation with his or her supervisor, are intended to be linked to and supportive of the achievement of our performance objectives. The requirement to develop group/individual performance objectives applied to all participants in the 2018 VIP other than Mr. DiSantis, our former Chief Executive Officer. Our named executive officers other than Mr. DiSantis developed their group/individual performance objectives in early 2018. While the Compensation Committee had the discretion to make adjustments to a participant’s incentive award to take into account extraordinary or unforeseen events and circumstances, the Compensation Committee did not make any adjustments for individual performance in the 2018 VIP incentive awards payable to our named executive officers. With respect to Mr. DiSantis, his 2018 VIP incentive award was based solely on the level of achievement of Verso’s performance objectives.
In summary, the incentive pool for the 2018 VIP was funded at approximately $18 million, representing a funding percentage of 168.3% of the target-level incentive pool, and the 2018 VIP incentive awards for our executive officers were equal to 168.3% of their target-level incentive awards. Additional information about the 2018 VIP incentive awards paid to our named executive officers is set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
2016 Retention Plan
In July 2016, upon emerging from its Chapter 11 reorganization, Verso established and implemented the 2016 Retention Plan, a service-based retention award plan for the benefit of our executive officers and certain key senior managers. Each of the named executive officers participate in the plan (other than Mr. DiSantis, who was not employed by Verso when the plan was adopted). The purpose of the 2016 Retention Plan is to provide the participants with financial incentives to continue their employment with Verso as we develop and implement our long-range strategic initiatives following our reorganization. The 2016 Retention Plan provides for three levels of retention awards based on the participants’ positions within Verso’s management. The values of the retention award are varying percentages of the participants’ base salaries, with our executive officers receiving retention awards at the 85% level. For the executive officers, the retention awards consist of cash and awards of RSUs comprising 70% and 30%, respectively, of the total value of the participant’s award (based on the grant date fair value of the RSUs awarded). The cash retention awards vested in three installments of 15%, 15% and 70% on December 31, 2016, June 30, 2017, and June 30, 2018, respectively. The RSU retention awards vest in three equal installments on each of the first, second and third anniversaries of the grant date of July 28, 2016. In order to vest in an installment of a cash or RSU retention award, the participant must remain continuously employed by Verso or one of our subsidiaries through the applicable vesting date of the installment. Except in certain circumstances specified in the award documents as described below under “Potential Payments Upon Termination of Employment or Change in Control,” if a participant’s employment with us terminates before any portion of a cash or RSU retention award becomes vested, the unvested portion of the award will expire, regardless of the reason for the termination of employment. If, in connection with the termination of a participant’s employment, the participant is entitled to acceleration of the unvested portion of his or her cash retention award, such accelerated award will be reduced by the amount of any termination allowance that the participant receives under our severance policy.

The cash retention awards paid to our named executive officers in 2018 under the 2016 Retention Plan are set forth in the “Bonus” column of the Summary Compensation Table. Under applicable SEC rules, the grant date value of the RSU awards granted under the 2016 Retention Plan was reported as compensation for the executive in 2016 when the award was granted.
Long-Term Equity Incentive Awards
To further align the interests of our named executive officers with those of the Company’s stockholders, we believe that a significant portion of each named executive officer’s compensation opportunity should be in the form of equity-based awards. The Compensation Committee makes a subjective determination each year as to the type and number of long-term incentive equity awards to be granted to our named executive officers in that year. To help inform its decision making process, the Compensation Committee considers a number of factors, including the executive’s position with the Company and total compensation package, the executive’s performance of his individual responsibilities, the equity participation levels of comparable executives at comparable companies, the Compensation Committee’s general assessment of Company and individual performance and the executive’s contribution to the success of the Company’s financial performance. A formula is not used for these purposes and none of these factors is given any particular weight over another as the ultimate equity award grant determinations by the Compensation Committee are subjective. As described below, Mr. DiSantis’ annual equity-based award is as provided in his employment agreement with us.
For 2018, the Compensation Committee approved equity awards under our Performance Incentive Plan, in the form of RSUs, to the named executive officers, with the vesting of 50% of the award generally based on our performance over the three-year period commencing on January 1, 2018 and ending on January 1, 2021, and the vesting of the other 50% of the award being time-based, subject to the executive’s continued employment with us through the vesting dates. RSUs are designed both to link executives’ interests with those of our stockholders (as the value of the RSUs depends on the price of our common stock) and to provide a long-term retention incentive for the vesting period (as the RSUs generally have value regardless of stock price volatility and vesting of the entire award is generally contingent on the executive’s continued employment through the vesting date). In addition, fewer RSUs can be awarded to deliver the same grant-date value as stock options (determined using the equity award valuation principles applied in the Company’s financial reporting).
The table below reflects the number of RSUs granted to each of the named executive officers in 2018 as approved by the Compensation Committee in February 2018.
Name	Time- Based RSUs	Performance- Based RSUs (at Target)
B. Christopher DiSantis	59,277	59,277
Allen J. Campbell	16,301	16,301
Michael A. Weinhold	16,301	16,301
Adam St. John	14,819	14,819
Kenneth D. Sawyer	14,819	14,819
The performance-based RSUs are eligible to vest and be paid depending on the CAGR of the Company’s stock price over the 2018-2020 performance period relative to the CAGR during that period of the stock prices over that same period for the peer group of companies selected by the Compensation Committee to assess our executive compensation program for 2018, identified above. The vesting of the performance RSUs will be determined at the end of the performance period in accordance the following table (with the vesting percentage stated as a percentage of the target number of RSUs subject to the award, and with the percentage to be determined by linear interpolation for performance between the levels indicated in the table):
CAGR Performance Relative to the Peer Companies	Vesting Percentage
Below 55th Percentile	0%
55th Percentile	50%
65th Percentile	100%
75th Percentile or Higher	150%
The performance awards cannot vest at more than 150% of the target number of the RSUs subject to the award.
The time-based RSUs granted to the named executive officers in 2018 are scheduled to vest in two equal installments on each of January 1, 2021 and January 1, 2022, subject to the executive’s continued employment through the applicable vesting dates.
While the Compensation Committee approved the fiscal year 2017 performance- and time-based RSU awards for our named executive officers in 2017, the Compensation Committee did not establish the performance-based vesting criteria for the performance-based RSUs until February 2018. Since this criteria was not established until 2018, under FASB ASC Topic 718, the performance-based RSUs approved by the Compensation Committee in 2017 are not considered to have been “granted” until 2018. Accordingly, and in accordance with applicable SEC rules, the grant date fair value of each named executive officer’s performance-based RSUs approved by the Compensation Committee in 2017 is included in the Summary Compensation Table on page 127 as compensation for 2018, and the awards are included in the Grants of Plan-Based Awards During Fiscal Year 2018 table on page 132. These awards were not included as compensation for the named executive officers for 2017 in accordance with applicable SEC rules. However, the 2017 time-based RSU awards were included as compensation for the named executive officers for 2017. Information on the material terms of the 2017 performance-based RSU awards can be found in the Company’s Proxy Statement for 2018 Annual Meeting of Stockholders.
The table below reflects the number of performance-based RSUs (at the target level of performance) awarded to the named executive officers for 2017 for which vesting criteria was established in February 2018 (“2017 performance-based RSUs”).
Name	Performance- Based RSUs (Target)
B. Christopher DiSantis	125,945
Allen J. Campbell	46,610
Michael A. Weinhold	46,610
Adam St. John	42,373
Kenneth D. Sawyer	42,373

The 2017 performance-based RSUs are eligible to vest and be paid depending on the CAGR of the Company’s stock price over the 2017 – 2019 performance period relative to the CAGR of the stock prices over that same period for the peer group of companies selected by the Compensation Committee. The vesting of these awards will be determined at the end of the performance period in accordance with the following table (with the vesting percentage to be determined by linear interpolation for performance between the levels indicated in the table):
CAGR Performance Relative to the Peer Companies	Vesting Percentage
Below 50th Percentile	0%
50th Percentile	50%
60th Percentile	100%
70th Percentile or Higher	150%
The performance awards cannot vest at more than 150% of the RSUs subject to the award.
Additional information regarding the material terms of the equity awards granted to our named executive officers for 2018 is set forth in the “Grants of Plan-Based Awards During Fiscal Year 2018” table below.
Actions Taken Subsequent to Fiscal Year 2018
In March 2019, the Compensation Committee approved compensation for fiscal year 2019 for each of our named executive officers. The table below reflects the number of RSUs granted to each named executive officer in 2019 as approved by the Compensation Committee in March 2019.
Name	Time- Based RSUs	Performance- Based RSUs (Target)
B. Christopher DiSantis	47,506	47,506
Allen J. Campbell	13,064	13,064
Michael A. Weinhold	13,064	13,064
Adam St. John	11,876	11,877
Kenneth D. Sawyer	11,876	11,877
The performance-based RSUs are eligible to vest and be paid depending on the total shareholder return (“TSR”) of the Company’s stock over the three-year period commencing on January 1, 2019 and ending on January 1, 2022. Vesting will be determined on the basis of two criteria. First, the TSR of the Company’s stock, determined as of the end of the 2019 – 2022 measurement period and compared to the beginning of such period, must have increased by an amount of at least five percent compounded annually. If this threshold requirement is met, then the performance-based RSUs will be eligible to vest and be paid depending on the TSR of the Company’s stock price over the 2019 – 2022 performance period relative to the TSR of the stock prices over that same period for the peer group of companies selected by the Compensation Committee, in accordance with the table below (with the vesting percentage to be determined by linear interpolation for performance between the levels indicated in the table). For 2019, the peer group of companies is the same as for 2018, excluding Cenveo, Inc. (excluded because it declared bankruptcy) and Kapstone Paper & Packaging Corporation (excluded because it was acquired).
TSR Performance Relative to the Peer Companies	Vesting Percentage(1)
Below 45th Percentile	0%
45th Percentile	50%
65th Percentile	100%
80th Percentile or Higher	150%

(1)
Notwithstanding performance against the peer group, no performance-based RSUs will vest if the TSR of the Company’s stock has not met the threshold requirement identified in the paragraph above.

The performance awards cannot vest at more than 150% of the target number of RSUs subject to the award.
The time-based RSUs granted in 2019 are scheduled to vest in three installments on January 1, 2020, January 1, 2021 and January 1, 2022.
The Compensation Committee also approved increases in the base salary for each named executive officer as follows, in the case of Messrs. DiSantis, Campbell and Sawyer, effective as of March 1, 2019. In the case of Mr. St. John, effective as of November 11, 2019 in connection with his appointment as our Chief Executive Officer. In the case of Mr. Weinhold, effective as of November 14, 2019 in connection with his appointment as our President.
Name	Prior Base Salary	New Base Salary
B. Christopher DiSantis	$825,000	$866,250
Allen J. Campbell	$442,170	$473,122
Michael A. Weinhold	$446,505	$525,000
Adam St. John	$382,500	$625,000
Kenneth D. Sawyer	$353,500	$363,221
In addition, on November 11, 2019, in connection with his appointment as Chief Executive Officer, the board approved a one-time grant to Mr. St. John of 5,623 time-based RSUs, which will vest in substantially equal annual installments over a three-year period beginning January 1, 2020, and 5,623 performance-based RSUs, which will be eligible to vest on or about January 1, 2022, subject to the same stringent TSR vesting criteria applicable to the performance-based RSUs granted in March 2019 and described above.
Relocation
In 2017, we moved our headquarters from Memphis, Tennessee, to Miamisburg, Ohio. In connection with the move, we provided relocating employees, including relocating named executive officers, with a cost of living adjustment to their base salaries and covered certain of their relocation expenses.
Additional Benefits
In addition to our tax-qualified retirement plans, we provide our executives the opportunity to elect to defer a portion of their compensation under our nonqualified deferred compensation plan, and we may also make additional discretionary contributions to the executives’ accounts under the plan through our Executive Retirement Program. We believe these plans offer a tax-advantaged way to help our executives save for their retirement. We also provide group medical, dental, life and other insurance coverage for our executive officers and other eligible employees. In addition, under our executive financial counseling policy, we pay the costs of personal investment, estate planning, tax and other financial counseling services, subject to an annual cap of  $9,500 or $6,500 (depending on the executive’s position with us), for our executive officers.
Severance and Other Benefits upon Termination of Employment
The Company believes that severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers.
Under his employment agreement with the Company, Mr. DiSantis was entitled to severance benefits in the event of a termination of employment by the Company without cause or by him for good reason. The other named executive officers participate in our severance policy and would be eligible for benefits if their employment is terminated by us without cause or in certain other circumstances. The Company has determined that it is appropriate to provide the named executive officers with severance benefits under these circumstances in light of their positions with the Company and as part of their overall compensation package. We have also entered into confidentiality and non-competition agreements (referred to as “CNC Agreements”) with our named executive officers (other than Mr. DiSantis) that provide for the executive to receive compensation in consideration for the executive’s covenants not to compete with us or solicit our employees for 12 months following their termination. We believe these agreements, as well as similar restrictive covenants agreed to by Mr. DiSantis in connection with entering into his employment agreement with the Company, provide important protections for the Company following the termination of an executive’s employment.
The Company believes that the occurrence, or potential occurrence, of a change in control transaction could create uncertainty regarding the continued employment of the Company’s executive officers as many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage the Company’s executive officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction may be uncertain, the Company’s equity award agreements with the named executive officers provide for accelerated vesting of the award if the executive’s employment is actually or constructively terminated by the Company without cause in connection with a change in control.
The payment of cash severance benefits is only triggered by an actual or constructive termination of employment, including voluntary terminations. However, as described below under “Grants of Plan-Based Awards,” outstanding equity-based awards granted under the Company’s equity incentive plans, including those awards held by the named executive officers, may accelerate on a change in control of the Company if they are not assumed by the acquiring entity and are to be terminated on the transaction and, pursuant to the terms of his employment agreement, Mr. DiSantis was entitled to accelerated vesting of his equity awards in connection with a change in control of the Company.
For more information regarding these severance arrangements, please see “Potential Payments upon Termination or Change in Control” below.
DiSantis Severance Benefits
Effective as of April 5, 2019, Mr. DiSantis ceased being Chief Executive Officer and a member of the Board. We entered into a separation agreement and general release with Mr. DiSantis on April 11, 2019 in connection with his departure (“Separation Agreement”). Under the Separation Agreement, in accordance with the requirements set forth in his employment agreement, in addition to the other accrued obligations and vested benefits under the Company’s benefit plans, we agreed to provide to or for the benefit of Mr. DiSantis the following, consistent with the terms of his employment agreement with the Company:
•
a severance payment equal to 25 months base salary, in the total of  $1,804,687.50 (minus applicable, taxes, withholding, and deductions), payable in 25 equal monthly installments;

•
a prorated portion of his bonus for fiscal year 2019, if any, payable at such time as bonuses are generally paid to senior executives of the Company;

•
reimbursement for attorney’s fees incurred in connection with the separation agreement up to a maximum of  $25,000, contingent upon the receipt of supporting documentation and reasonable substantiation;

•
reimbursement for the cost of future outplacement assistance up to a maximum of  $25,000, contingent upon the receipt of supporting documentation and reasonable substantiation;

•
a monthly amount, equal to the current Company-paid portion of any premiums (grossed up for income taxes) for his existing healthcare coverage, for his cost of COBRA continuation coverage for a maximum of 18 months; and

•
Vesting of 341,174 unvested RSUs granted under our Performance Incentive Plan.

Mr. DiSantis provided the Company with a release of claims and agreed to comply with certain non-competition, non-solicitation and other covenants under his Separation Agreement and his restrictive covenant agreement.
Tax Considerations
Federal income tax law generally prohibits a publicly-held company from deducting compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017 that were based upon attaining pre-established performance measures that were set by the Company’s Compensation Committee under a plan approved by the Company’s stockholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit.
As one of the factors in its consideration of compensation matters, the Compensation Committee notes this deductibility limitation. However, the Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its stockholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible.
Executive Compensation Tables
Summary Compensation Table — 2016 – 2018
The following Summary Compensation Table presents information regarding the compensation that Verso provided to our named executive officers for their services in 2016, 2017 and 2018. The Summary Compensation Table should be read in conjunction with the additional information about our executive compensation provided in the narratives and tables that follow the Summary Compensation Table.
Name and Principal Position	Year	Base Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)(2)
B. Christopher DiSantis Former President and Chief Executive Officer	2018	825,000	—	5,097,672	1,388,475	276,381	7,587,528
	2017	756,250	—	999,995	1,087,103	68,684	2,912,032
Allen J. Campbell Senior Vice President and Chief Financial Officer	2018	442,170	177,013	1,688,778	595,338	251,923	3,155,222
	2017	433,500	37,931	274,999	499,392	167,716	1,413,538
	2016	427,125	37,931	108,376	346,800	166,928	1,087,160
Michael A. Weinhold(6) President of Graphic and Specialty Papers	2018	446,505	177,013	1,688,778	563,601	143,344	3,019,241
	2017	433,500	37,931	274,999	468,180	197,118	1,411,728
	2016	427,125	37,931	108,376	325,125	132,037	1,030,594
Adam St. John(6)(7) Senior Vice President of Manufacturing	2018	382,500	135,363	1,535,256	482,811	112,763	2,648,692
	2017	354,167	29,000	250,001	405,000	100,393	1,138,561
Kenneth D. Sawyer(7) Senior Vice President of Human Resources and Communications	2018	353,500	124,950	1,535,256	446,205	102,581	2,562,492
	2017	331,667	26,775	250,001	378,000	125,490	1,111,933

(1)
The 2018 bonus consists of a cash retention award made under the 2016 Retention Plan to certain of our named executive officers that was subject to the executive officer’s continued employment with Verso through June 30, 2018.

(2)
The amounts reported include the value of performance-based and time-based RSUs granted in 2018 and performance-based RSUs approved for grant by the Compensation Committee in 2017 but deemed granted in 2018 because the Compensation Committee established the applicable performance-based vesting criteria for these awards in February 2018. Footnote (3) discloses the grant date valuation of these awards.

(3)
The amounts reported reflect the fair value on the grant date of the stock awards granted to our named executive officers during the applicable fiscal year. While the Compensation Committee approved the fiscal year 2017 performance- and time-based RSU awards for our named executive officers in 2017, the Compensation Committee did not establish the performance-based vesting criteria for the performance-based RSUs until February 2018. Since this criteria was not established until 2018, under

FASB ASC Topic 718 the performance-based RSUs approved by the Compensation Committee in 2017 are not considered to have been “granted” until 2018. Accordingly, and in accordance with applicable SEC rules, the grant date fair value of each named executive officer’s performance-based RSUs approved by the Compensation Committee in 2017 is included in the Stock Award column for 2018, along with the fiscal 2018 annual long-term equity incentive awards. The fair values on the grant date of the time-based RSU grants reported in the “Stock Awards” column, computed in accordance with FASB ASC Topic 718, were based on the closing sale price per share of our Class A common stock on the NYSE on the applicable grant date. In accordance with applicable SEC rules, the grant date fair value of the performance-based RSU awards was determined based on the probable outcome (determined as of the date of grant of the awards, as the grant date is determined for accounting purposes) of the performance-based conditions applicable to the awards. For these purposes, the grant date fair value was determined based on a Monte Carlo simulation pricing model (which probability weights multiple potential outcomes) as of such grant date of the awards. The significant assumptions used in the Monte Carlo simulation pricing model were: a stock price volatility rate of 61.6% for Verso and 31.6% for the comparison group of peer companies and the average pair-wise correlation coefficients between each of these values of 33%; a simulation period of 3 years (the applicable performance period); and a dividend yield of 0.0% for Verso and 2.3% for the comparison group of peer companies. The following tables present the grant date fair value of performance-based RSUs granted to our named executive officers under two sets of assumptions: (a) assuming the probable outcome would occur (using the Monte Carlo simulation pricing model) and (b) assuming the highest level of performance would be achieved.
2018 Annual Performance-Based RSUs (not including 2017 Annual Performance-Based RSUs)
Name	Grant Date Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)
DiSantis	1,080,027	1,499,996
Campbell	297,004	412,488
Weinhold	297,004	412,488
St. John	270,002	374,986
Sawyer	270,002	374,986
2017 Annual Performance-Based RSUs (included in 2018 Stock Awards column above)
Name	Grant Date Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)
DiSantis	3,017,642	3,187,030
Campbell	1,116,776	1,179,466
Weinhold	1,116,776	1,179,466
St. John	1,015,257	1,072,240
Sawyer	1,015,257	1,072,240
(4)
The 2018 non-equity incentive plan compensation consists of cash payments to our named executive officers under the 2018 Verso Incentive Plan.

(5)
The “all other compensation” paid to or for the benefit of our named executive officers for 2018 consists of the following:

Name	Relocation ($)	Cost of Living Adjustment ($)	Matching Contributions Under Retirement Savings Plan ($)	Discretionary Contributions Under Supplemental Salary Retirement Program ($)	Discretionary Contributions Under Deferred Compensation Plan ($)	Matching Contributions Under Deferred Compensation Plan ($)	Contributions Under Executive Retirement Program ($)	Payments Under Executive Financial Counseling Policy ($)	Company- Paid Life and Disability Insurance Premiums ($)
DiSantis	—	—	12,375	8,250	49,113	27,844	165,000	9,500	4,299
Campbell	95,920	9,762	12,375	8,250	20,246	17,021	78,030	6,500	3,819
Weinhold	—	14,716	12,375	8,250	19,567	17,406	60,690	6,500	3,840
St. John	—	—	12,375	8,250	15,338	14,344	52,500	6,500	3,456
Sawyer	—	9,306	12,375	8,250	13,956	—	49,000	6,500	3,194
(6)
Effective November 14, 2019, Mr. Weinhold was appointed as our President. Effective November 11, 2019, Mr. St. John was appointed as our Chief Executive Officer.

(7)
Mr. St. John and Mr. Sawyer were not named executive officers for 2016. Accordingly, their compensation for 2016 is not reported in the table.

Agreements with Named Executive Officers
Employment Agreement with B. Christopher DiSantis
We entered into an employment agreement with B. Christopher DiSantis when he became our President and Chief Executive Officer on February 1, 2017. The principal components of Mr. DiSantis’ compensation under the agreement were as follows:
•
an annual salary of  $825,000, subject to increase at the discretion of our board of directors;

•
a cash incentive award payable under our annual, performance-based incentive plan, with a target-level award amount equal to 100% of his base salary;

•
an initial grant of RSUs under our performance incentive plan with a fair market value of $2 million on the date of grant (“Initial DiSantis RSU Award”), which was granted in February 2017;

•
with respect to each fiscal year during Mr. DiSantis’ employment with us commencing on the first anniversary of his employment date, a targeted equity or equity-based award with a fair market value of  $2 million on the grant date, with the terms of each such award to be determined by the board of directors in its reasonable discretion; and

•
the right to participate in our employee benefit plans, programs and arrangements.

With respect to potential severance benefits, the agreement provided that if we terminated Mr. DiSantis’ employment without cause (as defined in the employment agreement) or if he resigned for good reason (as defined in the employment agreement), then we were required to provide him with the following benefits, subject to Mr. DiSantis’ execution of our customary waiver and release of claims:
•
two times his annual base salary, payable in 24 equal monthly installments after the termination date (“DiSantis Continued Base Salary”);

•
a prorated portion of his annual bonus for the calendar year in which the termination date occurs based on actual performance; and

•
a monthly amount equal to our portion of any premiums (grossed up for income taxes) for continued coverage for him and his eligible dependents under our employee health and welfare plans for 18 months after the termination date;

•
with respect to the Initial DiSantis RSU Award, acceleration of  (1) the next tranche of time-based RSUs scheduled to vest following the termination date and (2) the performance-based RSUs at target level; and

•
cost of outplacement assistance (up to $25,000) and attorney’s fees incurred in connection with the termination (up to $25,000) (“DiSantis Professional Fees”).

The agreement provided that if Mr. DiSantis’ employment terminated due to his death or disability, then we were required to provide the same benefits as described above (other than the DiSantis Continued Base Salary and DiSantis Professional Fees) to him or his estate, as applicable. It provided that vesting of Mr. DiSantis’ equity awards would accelerate in connection with a change in control of the Company.
As a condition to Mr. DiSantis’ employment, he also executed a restrictive covenant agreement, which requires Mr. DiSantis to comply with a perpetual confidentiality covenant as well as non-competition and non-solicitation/non-hire covenants extending for 12 months and 24 months, respectively, after the termination of his employment for any reason.
In connection with Mr. DiSantis’ termination on April 5, 2019, he entered into a Separation Agreement with the Company pursuant to which he will receive the severance benefits provided in his employment agreement, as set forth in the Separation Agreement, and described on page 126, under “DiSantis Severance Benefits”.
CNC Agreements with Other Named Executive Officers
We have confidentiality and non-competition agreements (“CNC agreements”) with each of our named executive officers other than our former Chief Executive Officer. The CNC agreements, which have substantially identical terms, require each named executive officer to comply with a perpetual confidentiality covenant as well as non-competition and non-solicitation/non-hire covenants extending for 12 months after the termination of his employment for any reason.
Under each CNC agreement, if the named executive officer’s employment is terminated by either party and for any reason, we are required to provide him (or his estate) with the following payments and benefits, subject to the named executive officer’s execution of our customary waiver and release of claims and to his compliance with his obligations under the CNC agreement:
•
any unpaid annual incentive award for any calendar year completed on or before the termination date;

•
a prorated portion of his annual incentive award for the calendar year in which the termination date occurred;

•
payments equal to 180% (for Mr. Campbell) or 175% (for Messrs. Weinhold, St. John and Sawyer) of his base salary, payable in 12 equal monthly installments;

•
subsidized medical and dental insurance coverage for him and his eligible dependents for up to two years after the later of the last day of the month in which the termination date occurs or the last day of any period up to six months for which we have provided him with a subsidy for continued coverage pursuant to our severance policy;

•
reimbursement of the cost of converting his group life insurance coverage to an individual policy and the premiums on the individual policy for up to two years after the termination date;

•
income tax gross-ups on the amounts paid with respect to the continued medical and dental insurance coverage and the life insurance conversion and coverage; and

•
a contribution to his account under the DC Plan in an amount equal to the projected value of certain lost retirement benefits consisting of our contributions under the Retirement Plan, Supplemental Salary Retirement Program, Deferred Compensation Plan, and Executive Retirement Program that we would have made if he had remained actively employed with us for two years after the termination date.

In connection with Mr. St. John’s appointment as CEO of the Company on November 11, 2019, the Board of Directors authorized an amended and restated CNC agreement between the Company and Mr. St. John, whereby the foregoing benefits would not be provided in the event of his termination of employment by the Company for cause. In addition, in connection with Mr. Weinhold’s appointment as President of the Company on November 14, 2019, the Board of Directors authorized an amended and restated CNC agreement between the Company and Mr. Weinhold, whereby the foregoing benefits would not be provided in the event of his termination of employment by the Company for cause, and the amended CNC agreement provided for attorney’s fees incurred in connection with the amendment (up to $5,000). Further, the amendment to Mr. Weinhold’s CNC agreement expanded the scope of his non-compete covenant.
Employment Agreement with Leslie T. Lederer.   We entered into an employment agreement with Leslie T. Lederer when he became our Interim Chief Executive Officer on April 5, 2019. On November 11, 2019, the Company and Mr. Lederer entered into a new employment agreement, superseding his prior employment agreement, in connection with his transition from our Interim Chief Executive Officer to our Senior Transaction Advisor. The principal components of Mr. Lederer’s compensation under the new agreement are as follows:
•
an annual salary of  $240,000;

•
his previous grant of 67,720 RSUs under our performance based incentive plan, of which 10% have vested, will be amended to provide that the balance of RSUs will vest on the closing of the proposed sale of the two mills (announced by Verso in November 2019), generally subject to Mr. Lederer’s continuous employment with the Company and settled as described below; and

•
the right to participate in our employee benefit plans generally available to employees of the Company and vacation and fringe benefits provided to other senior executives.

In the event Mr. Lederer’s employment terminates prior to the closing of the proposed sale of the two mills for any reason other than by the Company for cause (as defined in the employment agreement), subject to the execution of a release, any vested RSUs will be settled upon termination. In addition, in the event Mr. Lederer’s employment is terminated prior to the closing of the proposed sale of the two mills without cause or due to his death or disability, subject to execution of a release, any unvested RSUs shall vest upon the closing of the proposed sale of the two mills and be settled as soon as practicable thereafter. If the closing of the proposed sale of the two mills occurs while Mr. Lederer is employed with the Company, all unvested RSUs will vest and be settled as soon as practicable thereafter.
As a condition to Mr. Lederer’s employment, he also executed a restrictive covenant agreement, which requires Mr. Lederer to comply with a perpetual confidentiality covenant, a non-solicitation/non-hire covenant extending for 12 months after the termination of his employment for any reason, as well as a non-competition covenant extending for 12 months after the termination of his employment for any reason provided he has been employed with the Company for more than 90 days.

Grants of Plan-Based Awards During Fiscal Year 2018
The following table presents information regarding the non-equity incentive awards and equity-based awards granted to each of our named executive officers during fiscal year 2018, as well as performance-based awards granted in 2017 which had vesting criteria established in February 2018.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
B. Christopher DiSantis	N/A	412,500	825,000	1,650,000	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	59,277	—	—	1,000,003
	2/22/2018	—	—	—	29,638	59,277	88,915	—	—	—	1,080,027
	2/22/2018(5)	—	—	—	62,972	125,945	188,917	—	—	—	3,017,642
Allen J. Campbell	N/A	176,868	353,736	707,472	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	16,301	—	—	274,998
	2/22/2018	—	—	—	8,150	16,301	24,451	—	—	—	297,004
	2/22/2018(5)	—	—	—	23,305	46,610	69,915	—	—	—	1,116,776
Michael A. Weinhold	N/A	167,439	334,879	669,758	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	16,301	—	—	274,998
	2/22/2018	—	—	—	8,150	16,301	24,451	—	—	—	297,004
	2/22/2018(5)	—	—	—	23,305	46,610	69,915	—	—	—	1,116,776
Adam St. John	N/A	143,438	286,875	573,750	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	14,819	—	—	249,997
	2/22/2018	—	—	—	7,409	14,819	22,228	—	—	—	270,002
	2/22/2018(5)	—	—	—	21,186	42,373	63,559	—	—	—	1,015,257
Kenneth D. Sawyer	N/A	132,562	265,125	530,250	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	14,819	—	—	249,997
	2/22/2018	—	—	—	7,409	14,819	22,228	—	—	—	270,002
	2/22/2018(5)	—	—	—	21,186	42,373	63,559	—	—	—	1,015,257

(1)
These columns reflect the threshold, target and maximum award opportunities for performance-based cash awards payable under the 2018 VIP.

(2)
These columns reflect the threshold, target and maximum award opportunities for performance-based RSU awards granted to our named executive officers during 2018 and, as described in footnote (5) below, the threshold, target and maximum award opportunities for the 2017 performance-based RSU awards.

(3)
This column reflects the number of shares subject to the time-based RSU awards granted to our named executive officers during 2018.

(4)
The amounts reported in this column reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of our audited consolidated financial statements. For the assumptions and methodologies used to value the awards reported in this column of the table above, see footnote (2) to the Summary Compensation Table above.

(5)
While the Compensation Committee approved the fiscal year 2017 performance-based RSU awards in 2017, the Compensation Committee did not establish the performance-based vesting criteria for the performance-based RSUs until February 2018. Since this criteria was not established until 2018, under FASB ASC Topic 718 the performance-based RSUs approved by the Compensation Committee in

2017 are not considered to have been “granted” until 2018. Accordingly, and in accordance with applicable SEC rules, the performance-based RSUs approved by the Compensation Committee in 2017 are included in the table above as a grant made in 2018, along with the fiscal 2018 annual long-term incentive awards.
Description of Plan-Based Awards
The non-equity incentive plan awards reported in the table above were granted under the 2018 Verso Incentive Plan. For a description of the material terms of these awards, see “Compensation Discussion and Analysis — Current Executive Compensation Program Elements — Annual Cash Incentive Plan: 2018 Verso Incentive Plan.”
Each of the equity incentive awards reported in the “Grants of Plan-Based Awards During Fiscal Year 2018” table above was granted under, and is subject to, the terms of our PIP, which we established upon emerging from our Chapter 11 reorganization. The PIP is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provision for any tax withholding obligations incurred in respect of awards to be satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a named executive officer upon his death. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions set forth in the plan document, are not made for value.
Under the terms of awards granted under the PIP, if there is a change in control of Verso, outstanding awards granted under the plan (including awards held by our named executive officers) will generally terminate unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation of the outstanding awards. The Compensation Committee has discretion to provide for outstanding awards to become vested and/or to be canceled in exchange for the right to receive a cash payment in connection with the change in control transaction.
Each of the equity awards granted to our named executive officers in 2018 was in the form of RSUs. Each RSU represents the right to receive, upon vesting, one share of our Class A common stock. If any dividends are paid by the Company while the RSUs are outstanding, the executive would be credited with additional RSUs that are subject to the same vesting and payment terms as the underlying RSUs. For a description of the vesting terms of the equity incentive awards reported in the table above, see “Compensation Discussion and Analysis — Current Executive Compensation Program Elements — Equity-Based Awards.”

Outstanding Equity Incentive Awards at 2018 Fiscal Year-End
The following table provides information about the unvested RSUs held by our named executive officers as of December 31, 2018. There were no unvested shares of restricted stock and no unexercised stock options held by our named executive officers as of such date.
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
B. Christopher DiSantis	2/07/2017	125,944(2)	2,821,146
	2/22/2018	59,277(3)	1,327,805
	2/22/2018			88,915(4)	1,991,696
	2/22/2018			188,917(5)	4,231,741
Allen J. Campbell	7/28/2016	3,142(6)	70,381
	10/12/2017	46,610(7)	1,044,064
	2/22/2018	16,301(3)	365,142
	2/22/2018			24,451(4)	547,702
	2/22/2018			69,915(5)	1,566,096
Michael A. Weinhold	7/28/2016	3,142(6)	70,381
	10/12/2017	46,610(7)	1,044,064
	2/22/2018	16,301(3)	365,142
	2/22/2018			24,451(4)	547,702
	2/22/2018			69,915(5)	1,566,096
Adam St. John	7/28/2016	2,403(6)	53,827
	10/12/2017	42,373(7)	949,155
	2/22/2018	14,819(3)	331,946
	2/22/2018			22,228(4)	497,907
	2/22/2018			63,559(5)	1,423,722
Kenneth D. Sawyer	7/28/2016	2,218(6)	49,683
	10/12/2017	42,373(7)	949,155
	2/22/2018	14,819(3)	331,946
	2/22/2018			22,228(4)	497,907
	2/22/2018			63,559(5)	1,423,722

(1)
The market value of the unvested RSUs is computed based on the $22.40 closing sale price per share of our Class A common stock on the NYSE on December 31, 2018.

(2)
The unvested portion of this RSU award is scheduled to vest in two equal installments on February 1, 2020 and February 1, 2021, generally subject to the executive’s continued employment or service through each vesting date.

(3)
The unvested portion of this RSU award is scheduled to vest in two equal installments on January 1, 2021 and January 1, 2022, generally subject to the executive’s continued employment or service through each vesting date.

(4)
These are the outstanding unvested portions of the performance-based RSUs granted to our named executive officers in 2018. The unvested portions of these awards are scheduled to vest on a three-year “cliff” basis on the first date following December 31, 2020 on which the Compensation Committee determines that the performance vesting conditions have been achieved by the Company, generally subject to the executive’s continued employment or service through the vesting date. The number of performance-based RSUs that will vest on that date will be determined by multiplying the target number of RSUs shown in the chart above by a percentage between 0% and 150%, determined based on the CAGR of the Company’s stock price over the 2018-2020 performance period relative to the CAGR during that period of the stock prices over that same period for the Company’s peer group. Performance-based RSU grants are included in this column assuming the maximum level of performance is achieved.
(5)
These are the outstanding unvested portions of the performance-based RSUs that were awarded to our named executive officers in 2017 but were deemed to be granted to our named executive officers in 2018 under SEC rules. The unvested portions of these awards are scheduled to vest on a three-year “cliff” basis on the first date following December 31, 2019 on which the Compensation Committee determines that the performance vesting conditions have been achieved by the Company, generally subject to the executive’s continued employment or service through the vesting date. The number of performance-based RSUs that will vest on that date will be determined by multiplying the target number of RSUs shown in the chart above by a percentage between 0% and 150%, determined based on the CAGR of the Company’s stock price over the 2017-2019 performance period relative to the CAGR during that period of the stock prices over that same period for the Company’s peer group. Performance-based RSU grants are included in this column assuming the maximum level of performance is achieved.

(6)
The unvested portion of this RSU award is scheduled to vest on July 28, 2019, generally subject to the executive’s continued employment or service through the vesting date.

(7)
The unvested portion of this RSU award is scheduled to vest in two equal installments on January 1, 2020 and January 1, 2021, generally subject to the executive’s continued employment or service through each vesting date.

Option Exercises and Stock Vested During Fiscal Year 2018
The following table presents information regarding the exercise of stock options and vesting of stock awards for our named executive officers during fiscal year 2018. None of our named executive officers own or exercised any options to acquire our stock.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
B. Christopher DiSantis	—	—
Allen J. Campbell	3,141	66,526
Michael A. Weinhold	3,141	66,526
Adam St. John	2,402	50,874
Kenneth D. Sawyer	2,217	46,956

(1)
The value realized upon the vesting of a stock award is calculated by multiplying (i) the number of shares of our common stock that vested, by (ii) the per-share closing price of our common stock on the vesting date.

Retirement Benefits
Verso provides benefits to our executive officers and other eligible employees under the following retirement plans and programs as a means of attracting and retaining qualified employees:
•
Retirement Savings Plan, a tax-qualified, 401(k) defined contribution plan;

•
Supplemental Salary Retirement Program, a tax-qualified defined contribution program implemented under the Retirement Savings Plan;

•
Deferred Compensation Plan, a non-qualified defined contribution plan; and

•
Executive Retirement Program, a non-qualified defined contribution program implemented under the Deferred Compensation Plan.

Information about the benefits that we provide under these retirement plans and programs on behalf of our executive officers is set forth in the sections below as well as the Summary Compensation Table.
Retirement Savings Plan
The Retirement Savings Plan (“Retirement Plan”) is a tax-qualified, 401(k) defined contribution plan which in 2018 permitted eligible employees to defer the receipt of up to the lesser of 85% or $18,500 of their employment compensation on a pre-tax basis, or if an employee is age 50 or over, to defer up to $6,000 in additional compensation up to a limit of  $24,500. Employees also may defer amounts of their employment compensation in excess of these limits on an after-tax basis. The employee deferrals of employment compensation are subject to certain limits imposed by the Internal Revenue Code. In addition, Verso makes matching contributions for employees who defer a portion of their employment compensation under the Retirement Plan. We match 100% of the first 3%, and 50% of the second 3%, of the employees’ deferrals. The employee deferrals under the Retirement Savings Plan are immediately and fully vested and non-forfeitable. For employees hired by us before January 1, 2009, our matching contributions under the Retirement Plan are fully vested and non-forfeitable. For employees hired by us on or after January 1, 2009 and prior to November 1, 2017, our matching contributions under the Retirement Plan were subject to three-year “cliff” vesting measured from the date on which an employee’s employment with us commenced, such that after the employee had been continuously employed by us for three years, all of our past and future matching contributions became fully vested and non-forfeitable. Since November 1, 2017, matching contributions under the Retirement Plan are immediately and fully vested.
Supplemental Salary Retirement Program
The Supplemental Salary Retirement Program (“SSRP”) is a tax-qualified defined contribution program implemented under the Retirement Plan pursuant to which Verso may make discretionary contributions. Under the SSRP, Verso may make an annual contribution to each eligible employee’s account under the Retirement Plan of 3% of an employee’s eligible compensation. An employee’s eligible compensation consists of the employee’s salary, bonus and cash incentive compensation paid during the immediately preceding year. For all of our employees, our SSRP contributions are subject to three-year “cliff” vesting measured from the date on which an employee’s employment with us commences, such that after the employee has been continuously employed by us for three years, all of our past and future contributions become fully vested and non-forfeitable.
Deferred Compensation Plan
The Deferred Compensation Plan (“DC Plan”) is a non-qualified plan that permits eligible employees to defer the receipt of up to 85% of their base salary and up to 100% of their cash incentive compensation, by contributing such amounts to their accounts under the DC Plan. The DC Plan also permits Verso to make matching contributions and discretionary contributions to employees’ accounts under the DC Plan. We match 100% of the first 3%, and 50% of the second 3%, of the employees’ deferrals under the DC Plan, with the requirement that the employee must not qualify for our matching contributions under the Retirement Plan. The employee deferrals under the DC Plan, as well as company matching contributions are immediately and fully vested.
Executive Retirement Program
The Executive Retirement Program (“ERP”) is a program implemented under the DC Plan for the benefit of our executives and selected senior managers. Under the ERP, Verso may make an annual discretionary contribution to each eligible employee’s account under the DC Plan. Our ERP contribution is equal to between 4% and 10% of an employee’s eligible compensation, depending on the employee’s employment pay grade with us. An employee’s eligible compensation consists of the employee’s base salary and target-level incentive award under the VIP, in each case determined as of January 1 of the year for which our ERP contribution is made.

Non-Qualified Deferred Compensation Table — Fiscal 2018
The following table presents information regarding the contributions to and earnings on the named executive officers’ deferred compensation balances during 2018, and the total deferred amounts for the named executive officers at the end of 2018.
Name	Plan(1)	Executive Contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)(3)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
B. Christopher DiSantis	DCP-D	—	49,113	(676)	—	63,025
	DCP-M	37,125	27,844	(1,781)	(56,503)	59,664
	ERP	—	165,000	(15,092)	—	149,908
Allen J. Campbell	DCP-D	—	20,246	(2,152)	—	64,279
	DCP-M	45,049	17,021	(3,323)	—	58,747
	ERP	—	78,030	(8,863)	—	156,972
Michael A. Weinhold	DCP-D	—	19,567	(8,694)	—	208,534
	DCP-M	30,944	17,406	(11,066)	(45,349)	219,071
	ERP	—	60,690	(3,712)	(76,923)	116,978
Adam St. John	DCP-D	—	15,338	(1,841)	—	46,294
	DCP-M	25,500	14,344	(1,869)	(33,800)	36,425
	ERP	—	52,500	(4,660)	(57,091)	90,719
Kenneth D. Sawyer	DCP-D	—	13,956	(1,971)	—	59,278
	DCP-M	—	—	—	—	—
	ERP	—	49,000	(2,553)	(48,883)	45,771

(1)
“DCP-D” refers to discretionary registrant contributions under the Deferred Compensation Plan, which are deposited into the executive’s SSRP account. “DCP-M” refers to executive contributions and matching registrant contributions under the Deferred Compensation Plan, which are deposited into the executive’s Deferred Compensation Plan account.

(2)
The executive’s contributions in each case are included in the 2018 “Salary” column of the Summary Compensation Table.

(3)
The registrant’s contributions in each case are included in the 2018 “All Other Compensation” column of the Summary Compensation Table.

(4)
The balances at the end of 2018 in this column reflect the following aggregate amounts that were previously reported as compensation in the appropriate columns of the Summary Compensation Table for years through and including 2018 to the extent the executive was a named executive officer for the applicable year (amounts previously reported as compensation in the Summary Compensation Table may exceed the corresponding balance at last fiscal year end due to the crediting of earnings and losses under the applicable plan): Mr. DiSantis — $63,701 (DCP-D), $61,445 (DCP-M), and $165,000 (ERP); Mr. Campbell — $66,431 (DCP-D), $62,070 (DCP-M), and $165,835 (ERP); Mr. Weinhold — $217,228 (DCP-D), $230,137 (DCP-M), and $120,690 (ERP); Mr. St. John — $48,135 (DCP-D), $38,294 (DCP-M), and $95,379 (ERP); Mr. Sawyer — $61,249 (DCP-D) and $48,324 (ERP).

Potential Payments upon Termination of Employment or Change in Control
The following section provides information about our named executive officers’ potential benefits upon the termination of their employment or a change in control of Verso under our plans, programs, policies and agreements that were in effect in 2018.
Severance Policy
Verso has adopted and implemented a severance policy for the benefit of our salaried employees, including our executive officers other than Mr. DiSantis, and specific groups of hourly employees whose employment with us is terminated under certain circumstances. The severance policy applies in the event that (1) we terminate the employee’s employment without cause (as defined in the policy), (2) we eliminate the employee’s position and do not offer him or her a similar position, (3) we close the facility where the employee works and do not offer him or her a similar position at another Verso facility, or (4) we sell the facility where the employee works and neither the purchaser (or its affiliate) nor Verso offers him or her a similar position. The principal benefit under the severance policy is a termination allowance payable in cash to the terminated employee which is based, in large measure, on the employee’s job-tier, the employee’s years of applicable service with us and our predecessors, and his or her annual base salary or wages in effect immediately prior to the termination of employment. The amount of the termination allowance equals the sum of  (a) a minimum number of weeks of eligible pay based on the employee’s job tier and (b) for all employees except our executive officers, a number of additional weeks of eligible pay determined according to a formula that takes into account the employee’s years of eligible service, subject in each case to the total amount of the termination allowance not exceeding 13 to 52 weeks of eligible pay, depending on employee’s job tier and years of service. Our executive officers are entitled to receive a termination allowance equal to 52 weeks of eligible pay, regardless of their years of eligible service. The Severance Policy also gives us the discretion to offer other termination benefits, such as subsidized medical and dental insurance coverage for a specified period after the termination of employment and outplacement services appropriate for the employee’s position with us.
Severance Benefits Provided under Agreements with Named Executive Officers
As described above, the employment agreement with Mr. DiSantis provided for him to receive specified benefits in the event of certain terminations of his employment. In addition, we have entered into CNC agreements with each of our executive officers other than Mr. DiSantis which, among other things, provide for them to receive specified benefits in the event of any termination of their employment. Information about the potential and actual severance benefits provided for in these agreements between us and our named executive officers is set forth in the “Agreements with Named Executive Officers” section above.
In connection with Mr. DiSantis’ termination on April 5, 2019, he entered into a Separation Agreement with the Company pursuant to which he will receive the severance benefits provided in his employment agreement, as set forth in the Separation Agreement, and as described on page 126, under “DiSantis Severance Benefits”.
PIP and RSU Award Agreements
In 2016, 2017 and 2018, Verso granted RSUs under the PIP to our executive officers and certain key senior managers as part of their annual compensation and, with respect to Mr. DiSantis, in connection with his commencing employment with us. The PIP, together with the award agreements thereunder, contain provisions addressing the effects on the RSUs of the termination of an executive officer’s employment with us. The PIP provides that its administrator has the authority to establish the effect, if any, of a termination of employment on the rights and benefits of each award made under the PIP and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of award. The form of award agreement under which the RSU awards were granted states that, as a general rule, upon the termination of a grantee’s employment, regardless of the reason (whether with or without cause, voluntarily or involuntarily), any unvested portion of the RSU award that has not become vested on or before the termination of employment date will terminate.

However, the RSU award agreement for Mr. DiSantis’ 2017 and 2018 grants provided for the following vesting acceleration benefits:
•
Upon the consummation of a change of control (as defined in the award agreement), all unvested time-based RSUs fully vest and all performance-based RSUs vest at target level.

•
If Mr. DiSantis’ employment were terminated (1) due to his death or disability or (2) as a result of a termination of employment constituting a qualifying termination, which was defined in his award agreement as a termination of employment either (a) by us without cause (as defined in the award agreement) or (b) by Mr. DiSantis for good reason (as defined in the award agreement); then, subject to the condition that Mr. DiSantis provide us with a general release in a form provided by us, the next tranche of time-based RSUs scheduled to vest following the termination date would have vested, and the performance-based RSUs would have vested at target level.

The award agreements for the 2017 and 2018 RSU awards for each of the named executive officers provide for the following vesting acceleration benefits:
•
If the executive’s employment with us is terminated and the termination is a qualifying termination — which is defined in each award agreement as a termination of employment either (1) by us without cause (as defined in the award agreement) or (2) by the executive for good reason (as defined in the award agreement), in each case, within twelve months following a change of control (as defined in the award agreement) — then (a) all unvested time-based RSUs will vest and, (b) with respect to the performance-vesting RSUs, (i) if Verso is the surviving company following such change of control, then a pro-rata number of RSUs that may be eligible to vest will be determined on such qualified termination based on the number of days the executive was employed by Verso during the performance period, with such number of RSUs to vest at the end of the performance period based on actual performance, or (ii) if Verso is not the surviving company following such change of control, then all performance-based RSUs will vest at target level.

•
If the executive’s employment is terminated due to his death or disability, then the next tranche of time-based RSUs that is scheduled to vest following the termination date will vest and all performance-based RSUs will vest at target level.

•
If the executive’s employment is terminated as a result of a qualified termination, then, subject to the condition that the executive provide us with a general release in a form provided by us, (1) the next tranche of time-based RSUs that is scheduled to vest following the termination date will vest, and (2) with respect to the performance-based RSUs, a pro-rata number of RSUs that may be eligible to vest will be determined on such qualified termination based on the number of days the executive was employed by Verso during the performance period, with such number of RSUs to vest at the end of the performance period based on actual performance.

The award agreements for the 2016 RSU awards for Messrs. Campbell, Weinhold, St. John and Sawyer provide that if the executive’s employment is terminated in a qualifying termination (as described above) or due to the executive’s death or disability, then all unvested RSUs subject to the executive’s award will vest, subject, in the case of a qualifying termination, to the condition that the executive provide us with a general release in a form provided by us.
Vacation Policy
Verso has a vacation policy that, among other things, provides for a payment in lieu of any earned, unused vacation upon the termination of an eligible employee’s employment under certain circumstances. Under the policy, we will provide vacation pay to a terminated employee if the termination of employment is (1) by the employee (referred to as a “voluntary” termination) and the employee has completed at least six months of employment with us and gives us at least two weeks of prior notice of termination, (2) by us (referred to as an “involuntary” termination) and the employee has completed at least six months of employment with us, or (3) due to the employee’s retirement, death or disability. Under such circumstances, a terminated employee (or his or her estate) is entitled to receive a payment equal to the daily equivalent of his or her base salary multiplied by the number of earned, unused vacation days during the calendar year in which the termination date occurred.

Quantification of Potential Termination and Change in Control Benefits
The following table provides the estimated value of the benefits that would be payable to the named executive officers if a termination of their employment in the circumstances described above and/or a change in control of the Company had occurred on the last business day of fiscal 2018. (In the table below, “Involuntary Termination” refers to a termination of the executive’s employment by us without cause or a termination of employment by the executive for good reason.)
Name	Cash Severance ($)(1)	Health and Welfare Benefits ($)(2)	Equity Award Accelerated Vesting ($)(3)	Outplacement Benefits ($)	Noncompete Payment ($)(4)	Total ($)
B. Christopher DiSantis
Involuntary Termination	2,475,000	36,596	6,223,437	50,000	—	8,785,033
Voluntary Termination	—	36,596	—	—	—	36,596
Death/Disability	2,475,000	36,596	6,223,437	—	—	8,735,033
Change in Control/No Termination	—	—	8,297,923	—	—	8,297,923
Change in Control/Involuntary Termination	2,475,000	36,596	8,297,923	50,000	—	10,859,519
Allen J. Campbell
Involuntary Termination	442,170	47,018	774,973	9,500	1,503,705	2,777,366
Voluntary Termination	—	47,018	—	—	1,503,705	1,550,723
Death/Disability	—	47,018	2,184,179	—	1,402,501	3,633,698
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	442,170	47,018	2,888,794	9,500	1,503,705	4,891,187
Michael A. Weinhold
Involuntary Termination	446,505	50,629	774,973	9,500	1,402,840	2,684,447
Voluntary Termination	—	50,629	—	—	1,402,840	1,453,469
Death/Disability	—	50,629	2,184,179	—	1,331,835	3,566,643
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	446,505	50,629	2,888,794	9,500	1,402,840	4,798,268
Adam St. John
Involuntary Termination	382,500	47,410	694,355	9,500	1,207,151	2,340,916
Voluntary Termination	—	47,410	—	—	1,207,151	1,254,561
Death/Disability	—	47,410	1,975,456	—	1,143,159	3,166,025
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	382,500	47,410	2,616,029	9,500	1,207,151	4,262,590

Name	Cash Severance ($)(1)	Health and Welfare Benefits ($)(2)	Equity Award Accelerated Vesting ($)(3)	Outplacement Benefits ($)	Noncompete Payment ($)(4)	Total ($)
Kenneth D. Sawyer
Involuntary Termination	353,500	32,949	690,211	9,500	1,143,476	2,229,636
Voluntary Termination	—	32,949	—	—	1,143,476	1,176,425
Death/Disability	—	32,949	1,971,312	—	1,053,558	3,057,819
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	353,500	32,949	2,611,885	9,500	1,143,476	4,151,310

(1)
For Mr. DiSantis, the amount is equal to the severance and bonus to which he would be entitled pursuant to the terms of his employment agreement. For all other named executive officers, the amount is equal to one year of salary pursuant to the terms of our severance policy.

(2)
This column shows the Company’s estimated costs to provide health and welfare benefits for the executive and his eligible dependents following termination of employment (including, as applicable, the estimated costs to reimburse the executive for taxes imposed with respect to these benefits). This benefit is part of the description of benefits following a termination of employment pursuant to the agreements described above under “Agreements with the Named Executive Officers,” and as such is not also included in the calculation represented in footnote 4 to this table.

(3)
This value is the closing price of our common stock on the NYSE on the last trading day of 2018 multiplied by the number of shares subject to the accelerated portion of the award. With respect to performance-vesting RSUs held by Mr. DiSantis, in the case of an Involuntary Termination, Death/Disability, Change in Control/No Termination and Change in Control/Involuntary Termination, the value of the applicable target number of shares subject to the awards has been included. With respect to performance-vesting RSUs held by each of the other named executive officers, (a) in the case of Death/Disability and Change in Control/Involuntary Termination in connection with a transaction in which the Company did not survive as a public company, the value of the applicable target number of shares subject to the awards has been included, and (b) in all other circumstances referenced in the table, no value for performance-vesting RSUs has been included because the awards would remain subject to the applicable performance-based vesting conditions (as they also would in the case of a Change in Control/Involuntary Termination assuming the Company survives as a public company).

(4)
The amounts in this column reflect all other payments that the executive would have been entitled to receive upon termination of employment as of December 31, 2018 in consideration for his covenant not to compete following a termination of employment pursuant to the CNC agreements described above under “Agreements with the Named Executive Officers,” specifically:

•
any unpaid annual incentive award for any calendar year completed on or before the termination date;

•
payments equal to 180% (for Mr. Campbell) or 175% (for Messrs. Weinhold, St. John and Sawyer) of his base salary, payable in 12 equal monthly installments;

•
reimbursement of the cost of converting his group life insurance coverage to an individual policy and the premiums on the individual policy for up to two years after the termination date, grossed up to cover the cost of income taxes;

•
a contribution to his account under the DC Plan in an amount equal to the projected value of certain lost retirement benefits consisting of our contributions under the Retirement Plan, SSRP, DC Plan, and ERP that we would have made if he had remained actively employed with us for two years after the termination date.

CEO Pay Ratio Disclosure
Pursuant to the Securities Exchange Act of 1934, as amended, we are required to disclose in this Amendment the ratio of the total annual compensation of Mr. DiSantis, our former Chief Executive Officer, to the median of the total annual compensation of all of our employees (excluding Mr. DiSantis). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that Mr. DiSantis’ total compensation for 2018 was $7,587,528, and the median of the total 2018 compensation of all of our employees (excluding Mr. DiSantis) was $97,475. Accordingly, we estimate the ratio of Mr. DiSantis’ total compensation for 2018 to the median of the total 2018 compensation of all of our employees (excluding Mr. DiSantis) to be 78 to 1.
We identified the median employee by taking into account the total 2018 compensation reflected in our tax records for all individuals, excluding Mr. DiSantis, who were employed by us or one of our affiliates on December 1, 2018, the first day of the last month of our fiscal year. We included all employees, whether employed on a full-time, part-time or seasonal basis. We did not make any assumptions, adjustments or estimates with respect to their total 2018 compensation reflected in our tax records, except that we annualized the compensation for any full-time employees who were not employed by us for all of 2018. We believe total compensation reflected in our tax records for all employees is an appropriate measure because we do not distribute annual equity awards to all employees.
Once the median employee was identified as described above, that employee’s total annual compensation for 2018 was determined using the same rules that apply to reporting the compensation of our named executive officers (including Mr. DiSantis) in the “Total” column of the Summary Compensation Table. The total compensation amounts included in the first paragraph of this pay-ratio disclosure were determined based on that methodology.
As discussed in footnotes (2) and (3) to the Summary Compensation Table, Mr. DiSantis’ total compensation for 2018 as reported in the Summary Compensation Table ($7,587,528) included the grant date fair value of certain performance-based RSUs that were approved by the Compensation Committee in 2017 but are considered to have been granted in 2018 because the Compensation Committee did not establish the applicable performance-based vesting criteria for the awards until February 2018. If the grant date fair value of these awards was excluded from Mr. DiSantis’ total compensation for 2018, his total compensation for 2018 would have been $4,569,886 and the estimated ratio of Mr. DiSantis’ total compensation for 2018 to the median of the total 2018 compensation of all of our employees (excluding Mr. DiSantis) would have been 47 to 1.
Director Compensation
Elements of Director Compensation
The compensation arrangements for our non-employee directors are as follows:
•
annual cash payments of  $120,000 to each director for serving on the board of directors, plus, as applicable, $100,000 to the Chairman of the Board, $20,000 to the chairperson of the Audit Committee, $15,000 to the chairperson of the Compensation Committee, $15,000 to the chairperson of the Finance and Planning Committee, $30,000 per month to the chairperson of the Strategic Alternatives Committee (the “SAC”), and $20,000 per month to each member of the SAC other than the chairperson; and

•
an annual award of RSUs granted under the PIP with an aggregate fair market value of  $80,000 on the grant date, rounded to the nearest whole share.

Effective October 1, 2018, the board of directors, with input and advice from Lyons Benenson, approved updated compensation arrangements for our non-employee directors as follows:
•
annual cash payments of  $130,000 to each director for serving on the board of directors (an increase of  $10,000), plus, as applicable, $120,000 to the Chairman of the Board (an increase of $20,000), $25,000 to the chairperson of the Audit Committee (an increase of  $5,000), and $20,000 to the chairperson of the Compensation Committee (an increase of  $5,000), with such cash payments to be paid in advance in fiscal quarterly installments beginning October 1, 2018; and

•
an annual award of RSUs granted under the PIP with an aggregate fair market value of  $100,000 on the grant date (an increase of  $20,000), rounded to the nearest whole share. This annual RSU award vests upon the earliest to occur of the first anniversary of the date of grant, the date immediately preceding the date of the first annual meeting of the Company that occurs following the date of grant, or the date of a change in control of the Company.

In addition, we reimburse each non-employee director for his reasonable, out-of-pocket expenses incurred to attend meetings of the board of directors and its committees.
2018 Director Compensation
The following table shows the compensation that we paid and provided to our non-employee directors for their services in 2018.
Name(1)	Fees Earned or Paid in Cash (Other Than For SAC Service) ($)	Fees Earned or Paid in Cash for SAC Service ($)	Stock Awards ($)(2)	Total (Other Than For SAC Service) ($)	Total ($)
Robert M. Amen(3)	66,369	—	—	66,369	66,369
Alan J. Carr	149,647	176,000	100,011	249,658	425,658
Eugene I. Davis	149,647	264,000	100,011	249,658	513,658
Jerome L. Goldman(3)	105,000	—	—	105,000	105,000
Steven D. Scheiwe	129,321	176,000	100,011	229,332	405,332
Jay Shuster	127,989	—	100,011	228,000	228,000

(1)
On October 16, 2018, we granted to each of Messrs. Carr, Davis, Shuster and Scheiwe an equity incentive award of 3,263 RSUs, which in the aggregate had a fair market value of  $400,044 based on the $30.65 closing sale price per share of our Class A common stock on the NYSE on the grant date.

(2)
The following table provides information about the number of shares subject to unvested RSU awards, and the number of shares subject to vested RSU awards as to which payment of the RSUs is deferred until the non-employee director ceases to be a member of the board of directors or a change in control of Verso occurs, held by our non-employee directors as of December 31, 2018. Our non-employee directors did not hold any other Verso equity awards or Verso stock options as of December 31, 2018.

Name	Stock Awards (Unvested) (#)	Stock Awards (Vested and Deferred) (#)
Alan J. Carr	3,263	20,137
Eugene I. Davis	3,263	20,137
Steven D. Scheiwe	3,263	22,811
Jay Shuster	3,263	20,137
(3)
Messrs. Amen and Goldman ceased to serve on the board of directors on September 24, 2018.

COMPENSATION COMMITTEE REPORT
The following report of our Compensation Committee will not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor will any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.
The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the three non-employee directors named at the end of this report, each of whom the Board has determined is independent as defined by the NYSE listing standards.
The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis section be included in this Proxy Statement to be filed with the SEC.
COMPENSATION COMMITTEE
Jay Shuster (Chair)
Alan J. Carr
Eugene I. Davis

ADDITIONAL INFORMATION
Mailing Address of Principal Executive Office
The mailing address of our principal executive office is Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
2018 Annual Report on Form 10-K
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our 2018 Annual Report, as filed with the SEC, including the consolidated financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Copies of any exhibit to the 2018 Annual Report will be forwarded upon receipt of a written request to our Secretary at the address above, subject to a charge for copying and mailing.
Delivery of Documents to Stockholders Sharing an Address
No more than one copy of the Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement and the accompanying materials are being sent to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. Stockholders may request a separate copy of the Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement and the accompanying materials by writing to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342, or by calling Investor Relations at (937) 528-3220. Requests will be responded to promptly. Stockholders sharing an address who desire to receive multiple copies, or who wish to receive only a single copy, of the Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement and the accompanying materials may write to the above address to request a change.
Stockholder Proposals for Inclusion in 2020 Proxy Statement
Stockholders wishing to present proposals for inclusion in our notice of meeting and proxy statement for the 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us no later than August 29, 2020. Proposals should be sent to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
If the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the one-year anniversary date of the 2019 Annual Meeting of Stockholders, under Rule 14a-8 under the Exchange Act, shareholder proposals intended to be included in our notice of meeting and proxy statement for the 2020 Annual Meeting of Stockholders must be received by us within a reasonable time before we begin to print and mail our notice of meeting and proxy statement for the 2020 Annual Meeting of Stockholders.
Other Stockholder Proposals for Presentation at 2020 Annual Meeting of Stockholders
Article II, Section 2.14 of Verso’s Bylaws addresses the manner in which Verso’s stockholders may nominate persons for election as directors and make proposals of other business to be considered by our stockholders at an annual meeting of stockholders.
Director nominations and other business proposals may be made by a stockholder only if such stockholder (1) is a stockholder of record at the time of delivery by the stockholder of the notice provided for in Section 2.14(a)(2) to our Secretary, (2) is entitled to vote at the meeting and upon such election or other business, and (3) complies with the notice procedures set forth in Section 2.14(a)(2). This is the exclusive means for a stockholder to make director nominations or submit other business before an annual meeting of stockholders, except for matters that are properly brought under Rule 14a-8 under the Exchange Act and are included in Verso’s notice of meeting and proxy statement.
For any director nomination or other business to be properly brought by a stockholder before an annual meeting of stockholders, the stockholder must have given timely notice thereof, in the proper written form as provided in Section 2.14(c), to our Secretary, and any such proposed business (other than director nominations) must constitute a proper matter for stockholder action under the Delaware General Corporation Law.

To be timely, the stockholder’s notice must be delivered to our Secretary at our principal executive office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting of stockholders. For the 2020 Annual Meeting of Stockholders, to be timely, the stockholder’s notice must be delivered to our Secretary at our principal executive office not earlier than the close of business on October 3, 2020, and not later than the close of business on November 2, 2020. However, if the date of the 2020 Annual Meeting is more than 30 days before, or more than 60 days after, January 31, 2021, the stockholder’s notice must be so delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting date and not later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which public disclosure of the meeting date is first made by us. In addition, if the number of directors to be elected at the 2020 Annual Meeting of Stockholders is increased effective after the time period for which nominations otherwise would be due and there is no public announcement by Verso naming the nominees for the new director positions created by such increase at least 100 days prior to January 31, 2021, the stockholder’s notice will be considered timely, but only with respect to the nominees for any new positions created by such increase, if it is delivered to our Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.
By order of the Board of Directors,
December 27, 2019	St. John Daugherty Secretary

Appendix A
Additional Information About Participants
Under applicable SEC rules and regulations, members of the board of directors, the nominees of the board of directors, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2019 Annual Meeting of Stockholders. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Nominees
The names and present principal occupation of our director nominees, each a Participant, are set forth in the section entitled “Proposal 1 — Election of Directors — Director Nominees” of this Proxy Statement. The business address for the Company’s current directors and director nominees is c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
Officers and Employees
Executive officers and employees of the Company who are Participants are Adam St. John, Michael A. Weinhold, Leslie T. Lederer, Allen J. Campbell, and St. John Daugherty. The business address for each is c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Their principal occupations are stated in the section entitled “Executive Officers, Directors and Director Nominees” under the heading “Executive Officers” of this Proxy Statement. St. John Daugherty is the Vice President, Legal and Corporate Affairs and Secretary of the Company.
Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of December 16, 2019 is set forth in the section entitled “Security Ownership of Management and Certain Beneficial Owners” in this Proxy Statement. Ms. Daugherty’s beneficial ownership of the Company’s securities is disclosed in footnote 5 to Appendix A on page A-4.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
Dr. Robert K. Beckler	N/A	N/A	N/A	N/A	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	N/A	N/A
Alan J. Carr	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Eugene I. Davis	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Randy J. Nebel	12/10/2018	Class A Common Stock	1,022	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Steven D. Scheiwe	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
Jay Shuster	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Nancy M. Taylor	12/10/2018	Class A Common Stock	1,022	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Adam St. John	11/11/2019	Class A Common Stock	5,623	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/29/2019	Class A Common Stock	670	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	07/29/2019	Class A Common Stock	2161	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	03/28/2019	Class A Common Stock	11,876	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	03/28/2019	Class A Common Stock	3,2352	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/30/2018	Class A Common Stock	669	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D

1
Indirectly owned through spouse.

2
Indirectly owned through spouse.

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
	07/30/2018	Class A Common Stock	2163	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	3,8824	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	02/22/2018	Class A Common Stock	14,819	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Leslie T. Lederer	04/05/2019	Class A Common Stock	6,772	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Michael A. Weinhold	07/29/2019	Class A Common Stock	899	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	03/28/2019	Class A Common Stock	13,064	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/30/2018	Class A Common Stock	899	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	16,301	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A

3
Indirectly owned through spouse.

4
Indirectly owned through spouse.

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
Allen J. Campbell	07/29/2019	Class A Common Stock	876	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	03/28/2019	Class A Common Stock	13,064	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	03/07/2019	Class A Common Stock	1,000	Open Market or Private Purchase of Non-Derivative or Derivative Security	A
	11/15/2018	Class A Common Stock	200	Open Market or Private Purchase of Non-Derivative or Derivative Security	A
	11/13/2018	Class A Common Stock	1,000	Open Market or Private Purchase of Non-Derivative or Derivative Security	A
	07/30/2018	Class A Common Stock	875	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	16,301	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
St. John Daugherty5	07/29/2019	Class A Common Stock	215	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D

5
As of December 16, 2019, Ms. Daugherty is the beneficial owner of 10,912 shares of Class A Common Stock.

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
	03/28/2019	Class A Common Stock	5,344	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/30/2018	Class A Common Stock	246	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	5,065	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2019 Annual Meeting of Stockholders. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

APPENDIX B
MEMBERSHIP INTEREST PURCHASE AGREEMENT
by and between
PIXELLE SPECIALTY SOLUTIONS LLC
AS BUYER,
VERSO PAPER HOLDING LLC
AS SELLER,
and
VERSO CORPORATION
AS SELLER PARENT
NOVEMBER 11, 2019

B-i

B-ii

ANNEX
Annex I — Accounting Methodology
Annex II — Pension Liability Assumptions
Annex III — Assets Related to Assumed Benefit Liabilities
EXHIBITS
Exhibit A — Form of Transition Services Agreement
Exhibit B — Supply Agreement Term Sheet (BHK Wet Lap and BHK Baled Pulp)
B-iii

MEMBERSHIP INTEREST PURCHASE AGREEMENT
This MEMBERSHIP INTEREST PURCHASE AGREEMENT, dated as of November 11, 2019 (this “Agreement”), is entered into by and between (i) Pixelle Specialty Solutions LLC, a Delaware limited liability company (“Buyer”), (ii) Verso Corporation, a Delaware corporation (“Seller Parent”), and (iii) Verso Paper Holding LLC, a Delaware limited liability company and indirect Subsidiary of Seller Parent (“Seller”).
RECITALS
WHEREAS, Seller and its Affiliates engage in the manufacture of various types of pulp, paper and paper-based packaging materials at those certain manufacturing facilities located in Stevens Point, Wisconsin and Jay (Androscoggin), Maine (collectively, including ancillary processing sites and associated woodyards, as well as the production, marketing, development, distribution and sale of such packaging materials from or relating to such facilities, the “Business”);
WHEREAS, as of the date hereof, Seller Parent indirectly owns all of the issued and outstanding equity interests of Seller;
WHEREAS, Seller desires to sell, transfer and convey to Buyer, and Buyer wishes to purchase from Seller, the Business and, to effect such transfer and conveyance, Seller shall (a) effect the Restructuring (as defined below) so that the entire Business is owned and conducted by the Company (as defined below) (other than any Retained Assets and Retained Liabilities, each as defined below) and (b) sell and convey to Buyer all of the issued and outstanding equity interests (the “Interests”) of Verso Androscoggin LLC, a Delaware limited liability company (the “Company”);
WHEREAS, Seller and Buyer desire that Seller and certain of its Affiliates undertake and cause certain members of Seller Group to undertake a restructuring (the “Restructuring”) on or before the Closing Date pursuant to that certain Restructuring Agreement dated the date hereof  (the “Restructuring Agreement”), among the Company, Seller Parent and certain other members of Seller Group to consolidate the Business into the Company; and
WHEREAS, simultaneously with the execution of this Agreement, (a) an Affiliate of Buyer has entered into that certain Equity Commitment Letter (as defined below) in favor of Seller, and (b) Buyer and certain Debt Financing Sources (as defined below) have entered into that that certain Debt Commitment Letter (as defined below).
NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
DEFINITIONS AND USAGE
Section 1.1   Definitions.
For purposes of this Agreement, the following terms and variations thereof have the meanings specified or referred to in this Section 1.1:
“2020 Cash Incentive Compensation” has the meaning set forth in Section 8.1(p).
“401(k) Plan” means the Verso Retirement Savings Plan for Non-Union Employees or the Verso Retirement Savings Plan for Bargained Employees, as applicable.
“401(k) Transfer” has the meaning set forth in Section 8.1(i).
“Accounting Firm” has the meaning set forth in Section 2.5(c)(iii).
“Accounting Firm’s Report” has the meaning set forth in Section 2.5(c)(iii).
“Accounting Methodology” means the accounting principles, methods and practices applied as set forth on Annex I.

“Additional Payment Amount” has the meaning set forth in Section 2.5(e).
“Adjustment Time” means 11:59 P.M. New York City time on the day immediately preceding the Closing Date.
“Adverse Recommendation Change” has the meaning set forth in Section 5.2(b).
“Affiliate” means with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. As used in the definition of Affiliate, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the ability to elect the members of the board of directors or other governing body of such Person, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Agreement” has the meaning set forth in the Preamble.
“Allocation Arbitrator” has the meaning set forth in Section 2.6(b).
“Alternate Financing” has the meaning set forth in Section 5.11(c).
“Alternative Acquisition Agreement” has the meaning set forth in Section 5.2(b).
“Androscoggin Mill” has the meaning set forth in the Restructuring Agreement.
“Anti-Corruption Laws” means all applicable laws dealing with bribery and corruption including without limitation the U.S. Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption laws.
“Anti-Money Laundering Laws” means applicable statutes, laws, regulations, guidelines and orders issued, administered or enforced by any governmental or regulatory agency that prohibit money laundering, including the Bank Secrecy Act, the USA PATRIOT Act, as amended, the Money Laundering Control Act of 1986, any applicable anti-money laundering law or regulation enacted in the United States of America or otherwise applicable and any related or similar applicable statutes, rules, regulations or guidelines, issued, administered or enforced by any governmental agency.
“Antitrust Laws” means all antitrust, competition or trade regulation Laws of any Governmental Authority or Laws issued by any Governmental Authority that are otherwise designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization, restraint of trade or harm to competition, including the HSR Act.
“Appropriate Defined Benefit Plan” has the meaning set forth in Section 8.1(j)(ii).
“Asset Acquisition Statement” has the meaning set forth in Section 2.6(a).
“Assumed Benefit Liabilities” has the meaning set forth in Section 8.1(j)(i).
“Assumed Indebtedness” means all Funded Indebtedness of the Company and each of its Subsidiaries existing as of the Closing, after giving effect to the Restructuring.
“Assumed Unfunded Pension Amount” means $35,000,000.00
“Base Purchase Price” has the meaning set forth in Section 2.3(a).
“Board” means the board of directors of Seller Parent.
“Board Recommendation” has the meaning set forth in Section 3.2(b).
“Business” has the meaning set forth in the Recitals.

“Business Day” means any day other than a Saturday, Sunday or day on which banks are closed in New York, New York. If any period expires on a day which is not a Business Day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day.
“Business Employees” means each employee of Seller or its Affiliates (i) whose primary work location is at one of those certain manufacturing facilities of the Business located in Stevens Point, Wisconsin or Jay (Androscoggin), Maine or (ii) who is set forth on Schedule 1.01(a). In the case of any such Business Employee whose employment with Seller and/or its Affiliates has terminated for any reason prior to the Closing Date, effective as of the date of termination of employment, such employee shall no longer be considered a Business Employee and, instead, shall be considered a Former Employee. For the avoidance of doubt, the Foreign Service Provider shall not be considered a Business Employee.
“Business Financial Information” has the meaning set forth in Section 3.4(a).
“Business Intellectual Property” has the meaning set forth in Section 3.17(b).
“Business IT Systems” has the meaning set forth in Section 3.17(i).
“Business Specific Suppliers” means any supplier of the Business, other than suppliers of commercial products or services that are of a general business nature not specific to the industries in which the Business operates (e.g., logistics providers, temporary labor sources, providers of office supplies, accounting services, etc.).
“Buyer” has the meaning set forth in the Preamble.
“Buyer Disclosure Schedules” means the buyer disclosure schedules, provided by Buyer to Seller on the date hereof.
“Buyer Expenses” has the meaning set forth in Section 7.3(d).
“Buyer Fundamental Representation” means each representation set forth in Section 4.2 and Section 4.6.
“Buyer Indemnifiable Claims” has the meaning set forth in Section 9.2(a).
“Buyer Indemnified Party” has the meaning set forth in Section 9.2(a).
“Buyer Termination Fee” has the meaning set forth in Section 7.3(a).
“Capacity Release Regulations” means those regulations set forth in 18 C.F.R. § 284.8 and related FERC requirements.
“Cash” means all cash and cash equivalents of the Company and its Subsidiaries, after giving effect to the Restructuring, as determined in accordance with the Accounting Methodology.
“Change in Control Payments” means, collectively (but without duplication), (a) any and all sale bonuses, transaction bonuses, change in control, retention or similar compensatory payments or benefits payable by Buyer or any of its Affiliates to any Person pursuant to any Company Plan or otherwise to any Business Employee, as a direct result of the approval or execution of this Agreement or the consummation of Contemplated Transaction, including any such “single-trigger” payments, any such payments or benefits the vesting of which accelerates as a result of consummation of the Contemplated Transaction and any such payments or benefits provided in connection with the voluntary resignation of a Business Employee’s employment for “good reason” (or term of similar meaning) in connection with the transactions contemplated by this Agreement, and (b) the employer-paid portion of any payroll Taxes payable in connection with the payments described in the foregoing clause (a); provided, however, that (i) Change in Control Payments shall not include payments that would not be payable but for an event or circumstance that occurs as a result of an action following the Closing by Buyer or one of its Affiliates or any payments or benefits pursuant to any arrangement entered into at the request or direction of Buyer, (ii) any amounts described in clause (a) that have not been paid as of the date that the value of the Change in Control Payments is calculated shall be valued based on the amount that would have been payable if such amounts had been paid at the Closing.

“Claim Notice” has the meaning set forth in Section 9.3(a).
“Claimed Amount” has the meaning set forth in Section 9.3(a).
“Closing” has the meaning set forth in Section 2.2.
“Closing Date” has the meaning set forth in Section 2.2.
“Closing Statement” has the meaning set forth in Section 2.5(b).
“COBRA” has the meaning set forth in Section 8.1(n).
“Code” means the Internal Revenue Code of 1986, as amended. All citations to the Code, or the Treasury Regulations promulgated thereunder, include all amendments thereto and any substitute or successor provisions.
“Collective Bargaining Agreement” means any collective bargaining agreement or other agreement with a union, works council or other agency or representative body certified or recognized for the purpose of bargaining collectively on behalf of Business Employees or Former Employees (whose functions primarily relate to the Business).
“Commonly Controlled Entity” means any Person or entity that, together with the Company or any of its Subsidiaries, is treated as a single employer under Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code or similar foreign applicable Law.
“Company” has the meaning set forth in the Recitals.
“Company Plan” means each Plan or portion thereof  (i) for which assets or Liabilities will transfer to Buyer or its Affiliates pursuant to this Agreement or the Restructuring or by operation of Law or (ii) that is sponsored by the Company or any of its Subsidiaries.
“Company Real Property” has the meaning set forth in Section 3.8(b), and shall, as of the date of this Agreement, be deemed to refer to such real property prior to giving effect to the Restructuring, and shall, as of the Closing Date, be deemed to refer to such real property after giving effect to the Restructuring.
“Company-Sponsored Plans” has the meaning set forth in Section 8.1(b).
“Competing Proposal” has the meaning set forth in Section 5.2(f)(i).
“Compliant” means, with respect to the Required Information, that (a) the Required Information does not, taken as a whole, contain any untrue statement of a material fact regarding the Business, the Company and its Subsidiaries (after giving effect to the Restructuring, including, for the avoidance of doubt, VES) or omit to state any material fact regarding the Business, the Company and its Subsidiaries (after giving effect to the Restructuring, including, for the avoidance of doubt, VES) necessary in order to make the Required Information not misleading in light of the circumstances under which the statements contained in the Required Information are made, and (b) Seller Parent’s auditors have not withdrawn any audit opinion (or notified Seller Parent that such a withdrawal is under consideration) with respect to any financial statements included in the Required Information or any of Seller Parent’s financial statements from which the financial statements included in the Required Information are derived (it being understood that if a new unqualified audit opinion is issued with respect to such financial statements for the applicable periods by the applicable independent accountants or another independent public accounting firm of recognized national standing reasonably acceptable to Seller Parent (or Seller Parent’s auditors shall have notified Seller Parent in writing that withdrawal of such audit opinion is no longer under consideration), then the Required Information shall not be disqualified under this clause (b) on account of any such withdrawn audit report) and (c) Seller Parent has not determined to undertake a restatement of any financial statements included in the Required Information or any of Seller Parent’s financial statements from which the financial statements included in the Required Information are derived (it being understood that if such restatement is completed or Seller Parent has determined that no such restatement is required, then the Required Information shall not be disqualified under this clause (c) on account of any such prior determination to restate).
“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of June 26, 2019, by and between Pixelle Specialty Solutions LLC and Seller Parent.

“Consent” means any authorization, consent, waiver, approval, permit, exemption by, notice of, with or to any Person.
“Consolidated Group” means a group of entities that together file a consolidated, combined, unitary or similar Tax Return.
“Consolidated Return Taxes” means Taxes imposed under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law) as a result of being a member of a Consolidated Group the common parent of which is Seller Parent or any Affiliate of Seller Parent.
“Contemplated Transactions” has the meaning set forth in Section 2.1(a).
“Contract” means any contract, Lease, indenture, mortgage, instrument, commitment, license, sales or purchase order or other written arrangement or understanding.
“Controlled Group Liability” means any and all Liabilities (i) under Title IV of ERISA (including any Liability with respect to reportable events within the meaning of Section 4043 of ERISA), (ii) under Section 302 or 4068(a) of ERISA, (iii) under Section 430(k) or 4971 of the Code, (iv) for violation of the continuation requirements of Section 601 et seq. of ERISA and Section 4980B of the Code or the group health requirements of Section 701 et seq. of ERISA and Section 9801 et seq. of the Code, and (v) under applicable Laws similar to those described in the foregoing clauses (i) to (iv) in jurisdictions outside of the United States.
“Controlling Party” has the meaning set forth in Section 9.3(d)(ii).
“Copyrights” means all copyright rights in original works of authorship, and all registrations, renewals and applications therefor.
“Current Assets” means collectively, without duplication, the sum of the current assets of the Business, excluding Cash, as set forth in the line items under the heading “Current Assets” set forth on Schedule 1.1(a), as determined in accordance with the Accounting Methodology.
“Current Liabilities” means collectively, without duplication, the sum of the current liabilities of the Business, as set forth in the line items under the heading “Current Liabilities” set forth on Schedule 1.1(a), in each case, determined in accordance with the Accounting Methodology.
“Damages” has the meaning set forth in Section 9.2(a).
“Data Protection Law” means any Law applicable to Seller Group related to the collection, storage, use, disclosure, retention, or destruction of Personally Identifiable Information by or for the Business, including applicable federal, state, and local privacy, information security, and data breach notification Laws, as such Laws have been and may be amended or supplemented through the date of this Agreement.
“Debt Commitment Letter” has the meaning set forth in Section 4.5(a).
“Debt Financing” has the meaning set forth in Section 4.5(a).
“Debt Financing Provisions” has the meaning set forth in Section 10.5.
“Debt Financing Source Related Parties” means the Debt Financing Sources and the Affiliates of any Debt Financing Source and its and such Affiliates’ respective directors, officers, employees, advisors, agents, members, partners, equityholders and representatives and their respective successors and assigns.
“Debt Financing Sources” means the financial institutions and other parties (other than Buyer or any of its Affiliates) party to the Debt Commitment Letter or any joinder agreements thereto and each other Person (other than Buyer or any of its Affiliates) that has committed to provide or otherwise entered into any commitment letter, engagement letter, credit agreement or other agreement with Buyer or any of its Affiliates in connection with, or that is otherwise acting as an arranger, bookrunner, syndication agent, documentation agent or other agent, manager, co-manager, administrative or collateral agent or any other similar representative in respect of, all or any part of the Debt Financing.
“Disclosure Schedules” has the meaning set forth in Article III.
“Disputed Items” has the meaning set forth in Section 2.5(c)(iii).

“Disputed Inventory Items” has the meaning set forth in Section 2.5(b).
“DOJ” means the U.S. Department of Justice.
“Due Date” has the meaning set forth in Section 8.6(d).
“Environmental Law” means any Law or Governmental Order that regulates or controls: (a) the protection of the environment and natural resources and the prevention of pollution, (b) the Release of toxic or hazardous materials or wastes, or (c) the protection of human health and safety to the extent related to exposure to toxic or hazardous materials or wastes, including the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Clean Water Act, 33 U.S.C. § 1251 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. § 136 et seq.; and the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; and the regulations promulgated pursuant thereto; and all state and local counterparts, as such Laws have been and may be amended on or prior to the Closing Date.
“Environmental Permits” has the meaning set forth in Section 3.15(b).
“Environmental Proceedings” has the meaning set forth in Section 3.15(c).
“Equity Commitment Letter” has the meaning set forth in Section 4.5(a).
“Equity Financing” has the meaning set forth in Section 4.5(a).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Estimated Assumed Indebtedness” has the meaning set forth in Section 2.3(b).
“Estimated Change in Control Payments” has the meaning set forth in Section 2.3(b).
“Estimated Closing Statement” has the meaning set forth in Section 2.5(a).
“Estimated Net Working Capital” has the meaning set forth in Section 2.3(b).
“Estimated Purchase Price” has the meaning set forth in Section 2.3(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Existing Guaranty” has the meaning set forth in Section 5.7(a).
“Fee Letter” has the meaning set forth in Section 4.5(a).
“FERC” means the Federal Energy Regulatory Commission or any successor agency.
“FERC Approval” means the issuance of a Final Order by FERC granting without material modification or condition all authorizations requested by Seller in an application for authorization of the Contemplated Transactions under Section 203 of the FPA.
“FERC Waiver” means the issuance of a Final Order by FERC granting any necessary waivers of FERC’s Capacity Release Regulations and interstate natural gas pipeline FERC tariff provisions to effectuate the Contemplated Transactions.
“Filings” has the meaning set forth in Section 3.3(b).
“Final Allocation” has the meaning set forth in Section 2.6(c).
“Final Assumed Indebtedness” has the meaning set forth in Section 2.5(c)(iii).
“Final Cash” has the meaning set forth in Section 2.5(c)(iii).
“Final Order” means action by the relevant Governmental Authority sufficient to satisfy the relevant condition prescribed by Law to the consummation of the Contemplated Transactions.
“Final Purchase Price” has the meaning set forth in Section 2.5(c)(iii).
“Final Working Capital” has the meaning set forth in Section 2.5(c)(iii).

“Financing” has the meaning set forth in Section 4.5(a).
“Financing Letters” has the meaning set forth in Section 4.5(a).
“Foreign Service Provider” has the meaning set forth in Section 8.1(a).
“Former Employees” means all employees previously employed by a member of Seller Group whose functions primarily related to the Business as of their last day of employment but who are no longer so employed on the Closing Date.
“FPA” means the Federal Power Act, as amended, and FERC’s implementing regulations thereunder.
“Fraud” means, with respect to any party, actual fraud (including the element of scienter) with respect to intentional misrepresentations of facts that another party relied upon in determining to enter into this Agreement, as defined under the Laws of the State of New York.
“FSA” has the meaning set forth in Section 8.1(k).
“FSA Participant” has the meaning set forth in Section 8.1(k).
“FSA Plan” has the meaning set forth in Section 8.1(k).
“FSA Transfer Date” has the meaning set forth in Section 8.1(k).
“FTC” means the U.S. Federal Trade Commission.
“Funded Indebtedness” means, as of any time, without duplication, the outstanding principal amount of, accrued and unpaid interest on, and other payment obligations (whether or not due and payable) arising under any Indebtedness of the Company or any of its Subsidiaries. Notwithstanding the foregoing, “Funded Indebtedness” shall not include (a) any obligations under operating leases or leases not otherwise required to be capitalized under GAAP, (b) any undrawn letters of credit, (c) obligations under any interest rate, currency or other hedging agreements (other than breakage costs payable upon termination thereof on the Closing Date), (d) any Existing Guarantees, (e) the Assumed Unfunded Pension Amount, and (f) any Funded Indebtedness owed by the Company or any of its Subsidiaries to the Company or any of its Subsidiaries.
“GAAP” means U.S. generally accepted accounting principles.
“GIPOP” means Gulf Island Pond Oxygenation Project, a Maine general partnership.
“Governing Documents” means, with respect to any Person, the certificate of incorporation, bylaws and similar governing documents (including any amendments or other modifications in respect of the foregoing not in violation of Section 5.1(b)(ii)) of such Person.
“Governmental Authority” means any federal, state, county, regional district, local or other government, or any court, governmental division or department, regulatory or administrative agency or commission or other governmental or quasi-governmental authority or instrumentality of any nature, domestic or foreign.
“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Authority or arbitrator.
“Hazardous Materials” means any substance, material or waste regulated as, defined as, or included in the definition of  “hazardous substances”, “hazardous materials”, “hazardous wastes”, “restricted hazardous waste”, “pollutant or contaminant”, “toxic waste”, “toxic substance” or words of similar import under any provision of Environmental Law, and including petroleum and petroleum products or byproducts, radioactive materials, asbestos-containing material, asbestos, per- and polyfluoroalkyl substances and polychlorinated biphenyls.
“HRIS” has the meaning set forth in Section 8.1(b).
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any rules and regulations promulgated thereunder.
“Inactive Business Employee” has the meaning set forth in Section 8.1(e).

“Indebtedness” of any Person means (a) all liabilities and obligations of such Person for borrowed money or evidenced by notes, bonds, debentures or similar instruments, (b) obligations in respect of the deferred purchase price of property or services to the extent that such amount would be accrued as a liability on a balance sheet prepared in accordance with GAAP, (c) obligations in respect of capitalized leases, (d) indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (e) all obligations of such Person as an account party in respect of letters of credit, bankers’ acceptances, surety bonds or similar instruments, (f) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (g) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (h) any liability of such Person with respect to any overdrawn amounts from any account held by such Person, (i) any Liability of such Person or any Subsidiary of such Person for deferred compensation or similar obligations with respect to any current or former officer, director, employee, or contractor of such Person or any of its Affiliates, (j) any Liability of such person or any Subsidiary of such Person for severance or other termination payments or benefits payable by such Person under a Plan or otherwise (other than any such amounts that are Change in Control Payments), (k) the employer-paid portion of any employment or payroll Taxes incurred by such Person or any of its Subsidiaries (other than any such amounts that are Change in Control Payments or Current Liabilities) in respect of foregoing clauses (i) and (j), (l) any premium, fees, expenses, penalties (including prepayment and early termination penalties) and other amounts (including Taxes) owing in respect of the foregoing clauses, and (m) any guarantee of the obligations of another Person with respect to any of the foregoing clauses (a)-(h) and (l).
“Indemnifiable Claims” has the meaning set forth in Section 9.2(c).
“Indemnified Party” has the meaning set forth in Section 9.2(c).
“Indemnifying Party” has the meaning set forth in Section 9.3(a).
“Intellectual Property” means all (a) Patents, (b) Trademarks, (c) Software, (d) Know-How and (e) Copyrights.
“Interests” has the meaning set forth in the Recitals.
“Intervening Event” has the meaning set forth in Section 5.2(f)(iii).
“Inventory” means all inventory, work-in-process, finished goods, raw materials (including wood) classified as either short or long-term, wherever located and used or held for use by, or manufactured primarily in connection with the Business.
“IRS” means the U.S. Internal Revenue Service.
“Know-How” means proprietary and/or confidential trade secrets (as protectable under applicable law), technical information, business data and information, and manufacturing processes/methods (including recipes and formulae used to manufacture paper).
“Knowledge of Buyer” means, the knowledge of a particular matter, fact or thing of any of the individuals set forth on Schedule IV to the Buyer Disclosure Schedules (after reasonable inquiry of such person’s direct reports who would reasonably be expected to have relevant knowledge of such matter).
“Knowledge of Seller” means, the knowledge of a particular matter, fact or thing of any of the following individuals: Les Lederer, Mike Weinhold, Allen Campbell, Adam St. John, St. John Daugherty, Jeffrey Maule and Kenny Sawyer (after reasonable inquiry of such person’s direct reports who would reasonably be expected to have relevant knowledge of such matter).
“Law” means any applicable law, ordinance, rule, code, order, regulation, statute or treaty of or promulgated by any Governmental Authority.
“Leased Real Property” has the meaning set forth in Section 3.8(b), and shall, as of the date of this Agreement, be deemed to refer to such real property prior to giving effect to the Restructuring, and shall, as of the Closing Date, be deemed to refer to such real property after giving effect to the Restructuring.

“Leases” means any and all written leases, licenses, subleases, or sublicenses, together with all amendments and assignments thereto.
“Legal Proceeding” means any claim, action, dispute, demand, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative, informal or appellate proceeding), or hearing commenced, brought, conducted or heard by or before any arbitrator or arbitration panel or Governmental Authority.
“Liability” means any direct or indirect debt, obligation, liability, claim, loss, damage, deficiency, obligation or responsibility (including any interest, penalties, fees, costs and expenses), whether known or unknown, fixed or unfixed, matured or unmatured, accrued or unaccrued, vested or unvested, asserted or unasserted, actual or contingent, secured or unsecured, including those arising under any Law, Legal Proceeding or Governmental Order and those arising under any Contract.
“Lien” means any security interests, liens, pledges, options, rights of first refusal or offer, mortgages, charges, indentures, deeds of trust, security agreements, easements, encroachments, rights of way or similar encumbrances, restrictions or limitations on the use or transfer of property, collateral assignments, Uniform Commercial Code financing statements, preemptive rights, whether written or oral and whether or not relating in any way to credit or the borrowing of money (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer or any other attribute of ownership of any asset).
“Marketing Period” means the first period of 15 consecutive Business Days after the date of this Agreement (a) commencing on the first Business Day following the date on which Buyer shall have received from Seller all of the Required Information and, in the case of the financial information contemplated by clauses (a) and (b) of the definition of Required Information, which Required Information has been made publicly available by Seller Parent either via a filing on Form 8-K or other public filing with the U.S. Securities and Exchange Commission (it being agreed that upon the public filing of such financial information with the U.S. Securities and Exchange Commission, Buyer shall be deemed to have received such financial information), and (b) throughout which the Required Information is Compliant; provided that (i) neither November 27, 2019 nor November 29, 2019 shall be considered a Business Day for the purposes of this definition and (ii) unless the Marketing Period has been completed on or prior to December 18, 2019, the Marketing Period may not commence prior to January 6, 2020; provided further that the “Marketing Period” shall be deemed to have not commenced if Buyer has received a notice from the Debt Financing Sources in accordance with paragraph 9 of Exhibit C to the Debt Commitment Letter as in effect on the date hereof  (or any analogous paragraph of any replacement or substituted Debt Commitment Letter or New Commitment Letter entered into in compliance with Section 5.11). Notwithstanding anything in this definition to the contrary, the Marketing Period will be deemed to have been completed on any earlier date, prior to the expiration of such period of 15 consecutive Business Days, on which the Debt Financing, in an amount at least equal to the amount thereof under the Debt Commitment Letter as in effect on the date hereof, is obtained by Buyer. If Seller shall in good faith reasonably believe that it has delivered the Required Information (and which Required Information is publicly available to the extent required under clause (a) above), it may deliver to Buyer a written notice to that effect (stating when it believes it completed such delivery), and then Seller will be deemed to have completed delivery of the Required Information necessary to commence the Marketing Period as of the date of delivery of such notice (or such later date specified in such notice), unless Buyer in good faith reasonably believes that Seller has not completed delivery of such Required Information and, on or prior to the third Business Day after delivery to Buyer of such notice by Seller, Buyer delivers a written notice to Seller to that effect (stating with reasonable specificity the extent to which the Required Information has not been delivered), provided that delivery of such written notice from Buyer will not prejudice Seller’s right to assert that the Required Information has, in fact, been delivered.
“Material Adverse Effect” means any circumstance, condition, event, development or change that, individually or in the aggregate, has had or would be reasonably expected to: (1) have a material adverse effect upon the condition (financial or otherwise), assets, Liabilities or operating results of the Business; provided that none of the following, either alone or taken together with other circumstances, conditions, events, developments or changes, will constitute, or be taken into account in determining whether there has been, a Material Adverse Effect: (a) changes after the date of this Agreement that generally affect the industries in which the Business operates, (b) natural disasters, acts of war (whether declared or undeclared), sabotage or terrorism (including cyber-attacks), or an escalation or worsening thereof or acts of God or other events, developments or changes resulting from or arising out of any hurricane, earthquake, tornado, drought, flood, fire or other weather-related condition or natural disaster, (c) changes after the date of this Agreement relating to, financial, banking, or securities markets (including (i) any disruption of any of the foregoing markets, (ii) any change in currency exchange rates, and (iii) any decline or rise in the price of any security, commodity, contract or index), (d) changes after the date of this Agreement in Law or GAAP, (e) the announcement of the execution of this Agreement to the extent that it relates to the specific identity of Buyer (as compared to an acquirer of the Business generally), (f) the taking of any action that is taken at the express written request of Buyer or any of its Affiliates, (g) any failure, in and of itself, to achieve any budgets, projections, forecasts, estimates, plans, predictions, performance metrics or operating statistics or the inputs into such items (provided that the facts or circumstances giving rise or contributing to such failure, to the extent not otherwise excluded by another clause of this definition, may be taken into account in determining whether there has been a Material Adverse Effect), or (h) changes or effects that arise solely from any seasonal fluctuations in the Business; provided, however, that with respect to clauses (a), (b), (c) or (d), such matters will be considered to the extent that they disproportionately affect the business, condition (financial or otherwise), assets, Liabilities or operating results of the Business, as compared to similarly situated businesses operating in the United States, or (2) in any material respect, have an adverse effect on the ability of Seller, Seller Parent or any other member of the Seller Group to perform its respective obligations under the Transaction Agreements, or that would, or would reasonably be expected to, prevent, materially impede or materially delay the consummation by Seller of the Contemplated Transactions.
“Material Contracts” has the meaning set forth in Section 3.9(a).
“Material Customers” has the meaning set forth in Section 3.24(a).
“Material Suppliers” has the meaning set forth in Section 3.24(b).
“Net Pension Liability” has the meaning set forth in Section 8.1(j)(iii).
“Net Working Capital” means (a) the amount of Current Assets as of the Adjustment Time, minus (b) the amount of Current Liabilities as of the Adjustment Time; it being understood and agreed that the terms “Current Assets” and “Current Liabilities” shall not include any amounts in respect of any categories of assets or liabilities, respectively, other than those identified under the headings “Current Assets” and “Current Liabilities” on Schedule 1.1(a).
“Neutral Actuary Firm” means Willis Towers Watson or such other internationally recognized benefits consulting firm to be mutually agreed by Seller Parent and Buyer; provided that the Neutral Actuary Firm shall not have been retained by any party with respect to Contemplated Transactions; provided further that the team at such Neutral Actuary Firm dedicated to the Contemplated Transactions shall be independent from any other transactions or engagements involving Seller Parent, Buyer or their respective Affiliates.
“New Commitment Letter” has the meaning set forth in Section 5.11(c).
“Non-Controlling Party” has the meaning set forth in Section 9.3(d)(ii).
“Non-Party Affiliates” has the meaning set forth in Section 10.18(a).
“Notice of Disagreement” has the meaning set forth in Section 2.5(c)(i).
“Objection Notice” has the meaning set forth in Section 9.3(b).
“Ordinary Course of Business” means the ordinary course of business consistent with past practice.
“Outside Date” has the meaning set forth in Section 7.1(b).
“Owned Real Property” has the meaning set forth in Section 3.8(a), and shall, as of the date of this Agreement, be deemed to refer to such real property prior to giving effect to the Restructuring, and shall, as of the Closing Date, be deemed to refer to such real property after giving effect to the Restructuring.

“Participant” means any Business Employee, Former Employee or other current or former service provider of the Business.
“Patents” means any (a) issued patents, patent applications (including in each case any continuation, continuation-in-part, division, renewal, patent term extension (including any supplemental protection certificate), reexamination or reissue thereof).
“Pension Liability Assumptions” means the methods and assumptions set forth in Annex II.
“Permits” means franchises, approvals, permits, authorizations, licenses, orders, registrations, certificates, variances, and other similar permits or rights obtained from any Governmental Authority.
“Permitted Liens” means, as applicable, any: (a) Liens for Taxes that are (i) not yet due and payable or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (b) Liens of lessors, carriers, warehousemen, mechanics, materialmen and similar liens, including statutory liens and Liens imposed by Law, incurred in the Ordinary Course of Business (i) for amounts that are not yet due and payable or (ii) the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (c) all pledges, deposits or other Liens securing the performance of bids, trade Contracts, statutory obligations or Leases incurred in the Ordinary Course of Business, (d) with respect to Company Real Property, all zoning, conservation restriction and other land use regulations imposed by any Governmental Authority having jurisdiction over such Company Real Property (but excluding violations thereof), (e) easements, covenants, conditions, restrictions, rights-of-way, encroachments or other minor imperfections of title and other similar encumbrances, whether or not of record with respect to the Company Real Property that do not or would not reasonably be expected to materially impair the present use or occupancy of the Company Real Property, (f) all matters shown on any title commitment, title policies or surveys made available to Buyer prior to the date hereof, (g) with respect to Owned Real Property, any matter that would be reflected on a current and accurate ALTA/NSPS survey of each such Owned Real Property; provided such matter does not or would not reasonably be expected to materially impair the present use or occupancy of the Owned Real Property, and (h) with respect to the Leased Real Property, (i) the terms, conditions, and provisions of the Leases, (ii) any Lien or other matter affecting title to the fee estate underlying such Leased Real Property, (iii) Liens in favor of lessor under Leases or encumbering the interests of such lessors (or other holders of superior interests), and (iv) any right, title or interest of a lessor, sublessor or licensor under any of the Leases.
“Permitted Other Terms” has the meaning set forth in Section 5.11(a).
“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Authority.
“Personally Identifiable Information” means information that includes a natural person’s name (first name or initial of first name together with last name, maiden name or alias) together with their: social security number, date of birth, driver’s license number, tax identification number, state-issued identification card number, bank or financial account and payment card information, medical information, health insurance information, home address, personal phone number, passport number, or biometric data that could be used to identify such natural person.
“Plan” means all written and unwritten employee benefit plans (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), programs, Contracts, agreements and other arrangements that provide benefits or compensation, long or short term incentives, including plans, programs, agreements, arrangements or schemes for employment, consulting, pension, retirement, fringe benefits, profit sharing, savings, bonus, deferred or incentive compensation, change-in-control, retention, stock options, compensatory equity or equity-linked awards, retiree health, hospitalization, medical, life or disability insurance, sick leave, vacation and paid holiday pay, severance pay, or other compensation or benefits in any form (a) that are sponsored, maintained, contributed to or required to be maintained or contributed to by Seller or any of its Affiliates, in each case with respect to any Business Employee or Former Employee, or any beneficiary or dependent thereof, or (b) under which the Company or any of its Subsidiaries has any Liability or any obligation to contribute (whether actual or contingent).

“Plan Liability Transfer Effective Date” has the meaning set forth in Section 8.1(j)(i).
“Policies” has the meaning set forth in Section 3.19.
“Post-Closing Tax Period” means any taxable period (or portion thereof) beginning after the Closing Date.
“Pre-Closing Period” means the period commencing on the date hereof and ending on the earlier of the termination of this Agreement in accordance with its terms and the Closing.
“Pre-Closing Tax Period” means any taxable period (or portion thereof) ending on or before the Closing Date.
“Preparer” has the meaning set forth in Section 8.6(d).
“Proxy Statement” has the meaning set forth in Section 5.3(a).
“PUHCA” means the Public Utility Holding Company Act of 2005, and FERC’s implementing regulations thereunder.
“Pulp Supply Agreement” has the meaning set forth in Section 2.4(a)(iv).
“Purchase Price” has the meaning set forth in Section 2.3(a).
“Qualified Verso Plan Participants” has the meaning set forth in Section 8.1(j)(i).
“Qualified Verso Plan Transfer” has the meaning set forth in Section 8.1(j)(i).
“R&W Insurance Policy” means, together, each Buyer-Side Representations and Warranties Policy, dated on or about the date hereof, (i) by and between Buyer and AIG Specialty Insurance Company and (ii) by and between Buyer and Euclid Transaction, LLC, a true, correct and complete copy of which was delivered to Seller as of the date of this Agreement.
“Real Property Leases” has the meaning set forth in Section 3.8(b).
“Recommendation Change Notice” has the meaning set forth in Section 5.2(c).
“Registered Intellectual Property” has the meaning set forth in Section 3.17(a).
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into, on, under or from, or migration or dispersal through, the indoor or outdoor environment.
“Representative” of a Person means any of the directors, officers, employees, advisors, agents, members, partners, stockholders, consultants, lawyers, accountants, investment bankers, financial advisors or other representatives of such Person.
“Required Information” means (a) the Business Financial Information, (b) the unaudited statement of profit and loss of the Business for each fiscal quarter of Seller Parent ended after June 30, 2019 and at least 45 days prior to the Closing Date, and (c) all other information about the Business, the Company, its Subsidiaries and VES that is customarily required to prepare a customary confidential information memorandum for the syndication of the Debt Financing contemplated by the Debt Commitment Letter and customarily provided by a borrower, it being understood that this clause (c) shall not include (i) any information customarily provided by an investment bank or lead arranger in the preparation of such confidential information memorandum and (ii) any financial statements (including, for the avoidance of doubt, any pro forma financial statements or projections) that are not included in clause (a) or (b) of this definition.
“Response” has the meaning set forth in Section 9.3(b).
“Restructuring” has the meaning set forth in the Recitals.
“Restructuring Agreement” has the meaning set forth in the Recitals.
“Retained Assets” means “Retained Assets” as defined in the Restructuring Agreement.

“Retained Liabilities” means “Retained Business Liabilities” as defined in the Restructuring Agreement.
“Retained Marks” means any Trademarks whether registered or unregistered, owned, used or held for use by any member of Seller Group (other than the Company or its Subsidiaries, after giving effect to the Restructuring), including but not limited to any marks or names containing “Verso” or any similar reference to the designation “Verso” or any abbreviations thereof, and those Trademarks listed on Schedule 1.01(b), except those Trademarks expressly contemplated to be transferred to the Company and its Subsidiaries in the Restructuring Agreement.
“Reviewer” has the meaning set forth in Section 8.6(d).
“Sanctioned Territory” means a country or territory, which is itself the subject or target of economic or financial sanctions or trade embargoes administered or enforced by any Sanctions Authority or with which dealings are broadly restricted, prohibited, or sanctionable under any Sanctions Laws (including, as of the date of this Agreement, Cuba, Crimea, Iran, North Korea and Syria).
“Sanctions Authority” means the United Nations and competent governmental institutions and agencies of the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of Commerce and the U.S. Department of State); the European Union (including without limitation, the EU Council and EU Commission, when acting in furtherance of the EU’s Common Foreign and Security Policy), the United Kingdom (including without limitation Her Majesty’s Treasury and the Department of Business, Innovation and Skills).
“Sanctions Laws” means any and all applicable economic or financial sanctions, trade embargoes, or other similar restrictive measures or laws or regulations imposed, administered or enforced by any Sanctions Authority.
“Sanctions Target” means, at any time, any person or entity: (a) with whom dealings are restricted or prohibited by, or are sanctionable under, any Sanctions Laws including, any person or entity listed on any Sanctions-related list of designated persons maintained by any Sanctions Authority, (b) that is located, organized or resident in a Sanctioned Territory, or (c) that is otherwise the subject or target of any economic or financial sanctions or trade embargoes administered or enforced by any Sanctions Authority, including by reason of a relationship of ownership or control with by (a) or (b).
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Seller” has the meaning set forth in the Preamble.
“Seller Financing Documents” means (a) the Asset-Based Revolving Credit Agreement, dated as of July 15, 2016, among Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, each of the subsidiaries loan parties party thereto, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, Barclays Bank PLC, as syndication agent, and Wells Fargo Bank, National Association and Barclays Bank PLC, as joint lead arrangers and joint bookrunners, as amended by the First Amendment dated as of December 5, 2016 and by the Second Amendment dated as of February 6, 2019, and as the same may be further amended, restated or otherwise modified from time to time, together with all agreements relating thereto, and (b) any agreements or instruments governing or evidencing (i) any other Indebtedness of Seller and its Affiliates (other than the Company and its Subsidiaries) or (ii) any Indebtedness of the type referred to in clause (a) (or, to the extent relating to clause (a), clause (d) or clause (m)) of the definition of such term of the Company or any of its Subsidiaries (other than, in the case of clause (ii), any such Indebtedness owed to the Company or any of its Subsidiaries).
“Seller Fundamental Representation” means each representation set forth in Section 3.1(a), Section 3.2, Section 3.4(c), Section 3.5, Section 3.6, Section 3.7(b), Section 3.8(a), Section 3.17(b), Section 3.20 and Section 3.23.
“Seller Group” means Seller, Seller Parent and its direct and indirect Subsidiaries, including, if prior to Closing, the Company and its Subsidiaries, and excluding, if after Closing, the Company and its Subsidiaries.

“Seller Indemnifiable Claims” has the meaning set forth in Section 9.2(b).
“Seller Indemnified Party” has the meaning set forth in Section 9.2(b).
“Seller Parent” has the meaning set forth in the Preamble.
“Seller-Sponsored Plans” has the meaning set forth in Section 8.1(b).
“Seller Termination Fee” has the meaning set forth in Section 7.3(b).
“Service Credit” has the meaning set forth in Section 8.1(g).
“Software” means any type of computer software or software code (including programs, applications, middleware, utilities, tools, drivers, firmware, microcode, scripts, instruction sets and macros) in any form (including source code, object code, machine readable or human readable form), and all related user guides and documentation.
“Stevens Point Mill” has the meaning set forth in the Restructuring Agreement.
“Stockholder Approval” has the meaning set forth in Section 3.2(b).
“Stockholders Meeting” has the meaning set forth in Section 3.2(b).
“Straddle Tax Period” means any taxable period that begins on or before and ends after the Closing Date.
“Subsidiary” means, with respect to any Person, any other Person with respect to which such first Person (alone or in combination with any of such first Person’s other Subsidiaries) owns (a) capital stock or other equity interests having the ordinary voting power to elect a majority of the board of directors or other governing body of such Person or (b) if no such governing body exists, a majority of the outstanding voting securities of such Person.
“Substitute Guaranty” has the meaning set forth in Section 5.7(a).
“Superior Proposal” has the meaning set forth in Section 5.2(f)(ii).
“Supply Agreement Term Sheet” has the meaning set forth in Section 2.4(a)(iv).
“Target Net Working Capital” means the amount set forth as the “Target Net Working Capital” on Schedule 1.1(b).
“Tax” or “Taxes” means all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise production, value added, occupancy, and other taxes or duties or assessments in the nature of a tax, together with all interest, penalties or additions to tax attributable to such taxes.
“Tax Contest” means any audit, hearing, proposed adjustment, arbitration, deficiency, assessment, suit, dispute, claim, proceeding or other Legal Proceeding commenced, filed or otherwise initiated or convened to investigate or resolve the existence or extent of a Liability for Taxes.
“Tax Return” means any report, return, statement or other written information (including elections, declarations, disclosures, schedules, estimates and information returns) filed or required to be supplied to a Taxing Authority in connection with any Taxes, including any schedule or attachment thereto and any amendment thereof.
“Taxing Authority” means any government or any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body, having jurisdiction over the assessment, determination, collection or other imposition of Taxes.
“Trademarks” means any trademarks, service marks, logos, trade names, trade dress, domain names and all registrations and applications thereof, together with the goodwill pertaining to the foregoing.

“Transaction Agreements” means, collectively, this Agreement, the Financing Letters, the Transition Services Agreement, the Restructuring Agreement (and the Business Transfer Documents referred to therein) and the Pulp Supply Agreement.
“Transaction Taxes” means state and local sales, use, gross receipts, transfer, real estate transfer, documentary stamp, filing, recording and other similar Taxes arising from and with respect to the sale and purchase of the Interests and the Restructuring.
“Transfer Amount” has the meaning set forth in Section 8.1(j)(i).
“Transition Services Agreement” has the meaning set forth in Section 2.4(a)(ii).
“Verso Plan” means the Verso Corporation Employee Pension Plan, as amended and restated effective January 1, 2019, and as amended from time to time.
“Verso Retirement Savings Plan for Non Union Employees” means the Verso Corporation Retirement Savings Plan for Non-Union Employees, as amended and restated effective July 1, 2016 and as amended from time to time.
“Verso Retirement Savings Plan for Bargained Employees” means the Verso Retirement Savings Plan for Union Employees, as amended and restated effective July 1, 2016 and as amended from time to time.
“VES” means Verso Energy Services LLC, a Delaware limited liability company.
“WARN Act” means the Worker Adjustment Retraining and Notification Act, as amended, and any similar applicable Law.
Section 1.2   Usage.
In this Agreement unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa, (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, (c) reference to any gender includes each other gender, (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof, (e) “hereunder”, “hereof”, “hereto”, “herein” and words of similar import shall be deemed references to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular Article, Section or other provision thereof, (f) “including” (and with correlative meaning “include” and “includes”) means including without limiting the generality of any description preceding such term, (g) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto, (h) the words “party” or “parties” shall refer to parties to this Agreement, (i) all references to provisions, Sections, Articles, Exhibits or Schedules are to provisions, Sections, Articles, Exhibits and Schedules of this Agreement, (j) the word “or” is disjunctive and not exclusive, (k) terms used herein that are not defined herein but are defined in GAAP have the meanings ascribed to them therein, (l) the words “dollar” or “$” means U.S. dollars, and (m) the word “day” means calendar day unless Business Day is expressly specified.
ARTICLE II
SALE AND PURCHASE OF INTERESTS
Section 2.1   Purchase and Sale of the Interests.
(a) Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller, the Interests, free and clear of all Liens, for the Purchase Price specified below in Section 2.3 (as adjusted pursuant to Section 2.5) (collectively with the other transactions contemplated by the Transaction Agreements, the “Contemplated Transactions”).

Section 2.2   Closing.
Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the Contemplated Transactions shall take place at 10:00 A.M. New York City time on the third Business Day immediately following the day on which the conditions to Closing set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing) have been satisfied or waived in writing or on such other date as may be mutually agreed upon by the parties hereto; provided, however, that, if the Marketing Period has not been completed at the time of the satisfaction or such waiver of such conditions, the Closing shall occur instead on the date following the satisfaction or such waiver of such conditions that is the earlier of  (a) any Business Day before or during the Marketing Period specified by Buyer to Seller on no less than three Business Days’ prior notice to Seller and (b) the third Business Day following the day of the completion of the Marketing Period (the day on which the Closing actually takes place, the “Closing Date”). The Closing shall take place at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 or at such other place as may be mutually agreed upon by the parties hereto.
Section 2.3   Purchase Price.
(a)   Purchase Price.   Subject to the terms and conditions of this Agreement and adjustment pursuant to Section 2.5, the aggregate purchase price to be paid by Buyer, in accordance with Section 2.3(b), for the purchase of the Interests shall be $400,000,000 (the “Base Purchase Price”), adjusted as follows: minus (i) the Assumed Unfunded Pension Amount, plus (ii) Cash as of the Adjustment Time, plus (iii) the amount, if any, by which the Net Working Capital as of the Adjustment Time exceeds the Target Net Working Capital, minus (iv) the amount, if any, by which the Net Working Capital as of the Adjustment Time is less than the Target Net Working Capital, minus (v) the amount, if any, of Assumed Indebtedness as of Closing, minus (vi) the amount of Change in Control Payments (together, the “Purchase Price”).
(b)   Closing Payments.   On the terms and subject to the conditions set forth in this Agreement, at the Closing Buyer shall pay, or cause to be paid, in cash by wire transfer of immediately available funds, to Seller an aggregate amount in cash (the “Estimated Purchase Price”) equal to (i) the Base Purchase Price, minus (ii) the Assumed Unfunded Pension Amount, plus (iii) Seller’s good faith estimate of the aggregate amount of Cash as of the Adjustment Time (the “Estimated Cash”), plus (iv) the amount, if any, by which Seller’s good faith estimate of Net Working Capital as of the Adjustment Time (the “Estimated Net Working Capital”) exceeds the Target Net Working Capital, minus (v) the amount, if any, by which the Estimated Net Working Capital is less than the Target Net Working Capital as of the Adjustment Time, minus (vi) Seller’s good faith estimate of the aggregate amount of Assumed Indebtedness as of Closing (the “Estimated Assumed Indebtedness”), minus (vii) Seller’s good faith estimate of the amount of the Change in Control Payments (the “Estimated Change in Control Payments”) which amount (as calculated in accordance with this paragraph) shall be paid at the Closing to such bank account of Seller in the United States as shall be designated in writing by Seller at least two Business Day prior to Closing.
(c)   Withholding Taxes.   Notwithstanding anything in this Agreement to the contrary, Buyer and its Affiliates shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable Tax Law. In the event that Buyer determines that any deduction or withholding applies to the Purchase Price, it will notify Seller at least five Business Days prior to the Closing, the parties will use commercially reasonable efforts to minimize or reduce any such deduction or withholding, and the parties will work in good faith to resolve any disputes arising from such deduction or withholding. To the extent that amounts are so deducted or withheld and paid over to the applicable Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
Section 2.4   Deliveries and Proceedings at Closing.
Subject to the terms and conditions of this Agreement, at the Closing:
(a)   Deliveries by Seller to Buyer.   Seller will deliver or cause to be delivered to Buyer:
(i)
an instrument of transfer of the Interests, duly executed by Seller, in a form reasonably acceptable to Buyer and Seller,

(ii)
a transition services agreement, substantially in the form attached as Exhibit A hereto (the “Transition Services Agreement”), duly executed by Seller and any applicable members of Seller Group, if required,

(iii)
resignations, effective as of the Closing, of all members of the boards of directors or managers and officers of the Company and its Subsidiaries that Buyer has requested in writing to resign prior to the Closing Date,

(iv)
the Wet Lap Pulp and the BHK Baled Pulp supply agreement (the “Pulp Supply Agreement”), on terms and conditions consistent in all material respects with the terms and conditions set forth on the term sheet attached as Exhibit B hereto (the “Supply Agreement Term Sheet”), duly executed by Seller Parent, provided, that, the Supply Agreement Term Sheet shall remain final and binding on the parties thereto if and to the extent that the Pulp Supply Agreement is not duly executed by the parties thereto as of the Closing, and followingthe Closing, the Seller and Buyer shall, and shall cause their respective Affiliates, as necessary, to, continue to negotiate in good faith and enter into a definitive Pulp Supply Agreement on terms and conditions consistent in all material respects with the terms set forth in the Supply Agreement Term Sheet,

(v)
a certificate duly executed by an authorized officer of Seller as to (A) the accuracy of Seller Parent’s and Seller’s representations and warranties as of the date of this Agreement and as of the Closing in accordance with Section 6.2(a) and (B) Seller and Seller Parent’s compliance with and performance of their respective covenants, agreements and obligations to be performed or complied with at or before the Closing in accordance with Section 6.2(b),

(vi)
a certificate of Seller’s non-foreign status that complies with the requirements of Section 1445 of the Code and an executed IRS Form W-9, and

(vii)
evidence reasonably satisfactory to Buyer (including duly executed Lien releases and other customary and applicable termination documentation) of the release of any Liens on the Interests or any assets of the Company and its Subsidiaries (after giving effect to the Restructuring), and of the termination of any guarantees by, or other obligations of, the Company or any of its Subsidiaries, created under any of Seller Financing Documents.

(b)   Deliveries by Buyer to Seller.   Buyer will deliver or cause to be delivered to Seller:
(i)
the Transition Services Agreement, duly executed by Buyer,

(ii)
the Pulp Supply Agreement, duly executed by Buyer, subject to the proviso set forth in Section 2.4(a)(iv), and

(iii)
a certificate duly executed by an authorized officer of Buyer as to (A) the accuracy of Buyer’s representations and warranties as of the date of this Agreement and as of the Closing in accordance with Section 6.3(a) and (B) Buyer’s compliance with and performance of its covenants, agreements and obligations to be performed or complied with at or before the Closing in accordance with Section 6.3(b).

Section 2.5   Purchase Price Adjustment.
(a)   Estimated Closing Statement.   Not less than two Business Days prior to the anticipated Closing Date, Seller shall deliver to Buyer a statement (the “Estimated Closing Statement”) setting forth Seller’s good faith calculation of the Estimated Purchase Price and reasonably detailed calculations demonstrating each component thereof, including Estimated Cash, Estimated Assumed Indebtedness, Estimated Net Working Capital and Estimated Change in Control Payments. The Estimated Closing Statement shall be prepared in good faith based upon the books and records of Seller and the Business in accordance with the definitions as provided in this Agreement and the Accounting Methodology. So long as prepared by Seller in good faith, the Estimated Closing Statement shall be binding on the parties hereto for purposes of this Section 2.5(a) and for purposes of determining the Estimated Purchase Price in Section 2.3(b).

(b)   Post-Closing Date Purchase Price Adjustments.   As promptly as practicable, but no later than 90 days after the Closing Date, Buyer shall cause to be prepared in a manner consistent with the Accounting Methodology and delivered to Seller a statement (the “Closing Statement”) setting forth Buyer’s good faith calculation of the Purchase Price and reasonably detailed calculations demonstrating each component thereof, including the aggregate amount of Cash, Assumed Indebtedness, Net Working Capital and Change in Control Payments. A physical inventory shall be conducted by Seller no earlier than three days prior to the Closing Date for the purpose of preparing the Closing Statement, and each of Seller and Buyer and their respective Representatives shall have the right to observe the taking of such physical inventory. Upon completion of such physical count, the Representatives of each of Seller and Buyer shall agree upon and execute a statement setting forth either (i) the final physical count of the inventory in the event that the Representatives agree on such final physical count or (ii) the final physical count of the inventory of each of Seller and Buyer in the event that the Representatives were unable to resolve in good faith any disputes during the physical inventory count, noting such items of dispute (the “Disputed Inventory Items”) therein. In the event that there are any Disputed Inventory Items, such Disputed Inventory Items shall be resolved following the Closing pursuant to the dispute resolution procedures set forth in Section 2.5(c) and the final physical count agreed to by the parties or resolved pursuant to Section 2.5 shall be final and binding on the parties, including for purposes of determining Final Working Capital. Any costs or expenses incurred by Seller in connection with such taking of physical inventory shall be borne by Seller (other than the costs of Buyer’s Representatives’ participation in such physical inventory count). The Closing Statement shall be prepared based upon the books and records of the Business in accordance with the definitions as provided in this Agreement and in accordance with the Accounting Methodology. Until the Final Working Capital is determined in accordance with the terms hereof, Buyer shall, and shall cause its Affiliates to, provide Seller and its personnel and Representatives with reasonable access to the premises, personnel, Representatives, books and records of Buyer and the Business (subject, in the case of Buyer’s accountants, to the execution of customary work paper access letters if requested) and the ability to make copies of all information with respect thereto.
(c)   Dispute Resolution Procedures.
(i)
If Seller disagrees with Buyer’s calculation of the Purchase Price or any component thereof, including the calculation of the aggregate amount of Cash, Assumed Indebtedness, Net Working Capital or Change in Control Payments as set forth in the Closing Statement delivered pursuant to Section 2.5(b), Seller may, within 45 days after delivery of the Closing Statement, deliver a notice to Buyer providing reasonable detail of the reasons for such disagreement and setting forth Seller’s calculation of the items and amounts in dispute (a “Notice of Disagreement”).

(ii)
If a Notice of Disagreement shall be properly delivered pursuant to Section 2.5(c)(i), Seller and Buyer shall, during the 15 days following such delivery, negotiate in good faith to reach written agreement on the disputed items or amounts. The matters set forth in any written resolution executed by Seller and Buyer shall be final and binding on the parties on the date of such written resolution. The parties acknowledge and agree that the Federal Rules of Evidence Rule 408 shall apply to Buyer and Seller during such 15 day period of negotiations and any subsequent dispute arising therefrom.

(iii)
If Seller and Buyer are unable to reach such agreement during such 15 day period, they shall promptly (and in any event, within 30 days after the end of such 15-day period) thereafter retain Grant Thornton LLP (the “Accounting Firm”) (including by executing a customary agreement with the Accounting Firm in connection with its engagement) and submit any matters remaining in dispute (the “Disputed Items”) to the Accounting Firm for resolution in accordance with this Section 2.5(c)(iii). The Accounting Firm is not authorized to, and shall not, make any determination, other than with respect to the Disputed Items in accordance with this Section 2.5(c)(iii). The Accounting Firm will be instructed to (A) make a final determination on an expedited basis (and in any event within 30 days after submission of the Disputed Items) with respect to each of the Disputed Items (and only the Disputed Items) that is within the range of the respective positions taken by Buyer and Seller and made in accordance with this Agreement (including the definitions used herein) and (B) prepare and deliver to Buyer and Seller a written statement setting forth its final determination (and a reasonably detailed description of the basis therefor) with respect to each Disputed Item (the “Accounting Firm’s Report”). The Accounting Firm will be provided with reasonable access to the personnel, Representatives, books and records of Buyer, the Business and Seller (subject, in the case of Buyer’s or Seller’s accountants, to the execution of customary work paper access letters if requested) for purposes of making its final determination with respect to the Disputed Items, and Buyer and Seller shall otherwise reasonably cooperate with the Accounting Firm in connection therewith. Each of Buyer and Seller agrees that (1) the Accounting Firm’s determination with respect to each Disputed Item as reflected in the Accounting Firm’s Report shall be deemed to be final and binding, absent fraud or manifest error, (2) the Closing Statement, as modified by any changes thereto in accordance with the Accounting Firm’s Report, shall be deemed to be the final Closing Statement for purposes of the payment (if any) contemplated by Section 2.5(e), (3) the procedures set forth in this Section 2.5 shall be the sole and exclusive remedy with respect to the final determination of the final Closing Statement, (4) any disagreement over the scope of the Disputed Items to be resolved by the Accounting Firm shall be determined pursuant to Article X and not by the Accounting Firm, (5) none of Seller, Buyer or their respective Affiliates or Representatives shall have any ex parte communications with the Accounting Firm and (6) the Accounting Firm’s determination under this Section 2.5(c)(iii) shall be enforceable as an arbitral award, and judgment may be entered thereupon in any court of competent jurisdiction. The place and seat of the proceedings before the Accounting Firm shall be New York City, New York, U.S.A., and such proceedings shall be conducted in English. Net Working Capital as of the Adjustment Time as set forth in the final Closing Statement shall be deemed to be the “Final Working Capital”. Cash as of the Adjustment Time as set forth in the final Closing Statement shall be deemed “Final Cash”. Assumed Indebtedness as of Closing as set forth in the final Closing Statement shall be deemed “Final Assumed Indebtedness”. The Change in Control Payments as set forth in the final Closing Statement shall be deemed to be the “Final Change in Control Payments”. The Purchase Price as set forth in the final Closing Statement shall be deemed to be the “Final Purchase Price”.
(iv)
Each of Buyer and Seller shall pay its own respective costs and expenses incurred in connection with this Section 2.5. The costs and expenses of the Accounting Firm shall be borne by Buyer and Seller in proportion as is appropriate to reflect their relative success in the resolution of the applicable dispute. For example, if Seller challenges the calculation of the Final Purchase Price by an amount of  $100,000, and the Accounting Firm determines that Seller has a valid claim for $60,000, then Buyer shall bear 60% of the fees and expenses of the Accounting Firm and Seller shall bear the other 40% of such fees and expenses.

(d)   Buyer and Seller agree that the procedures set forth in this Section 2.5 for resolving disputes with respect to the Closing Statement shall be the sole and exclusive method for resolving any such disputes; provided that this provision shall not prohibit either party from instituting litigation to enforce any final determination of the Final Purchase Price pursuant to Section 2.5(c) and payment of the Additional Payment Amount pursuant to Section 2.5(e) in any court of competent jurisdiction in accordance with Section 10.10. The substance of any determination of the Accounting Firm shall not be subject to review or appeal, absent a showing of fraud or manifest error. It is the intent of the parties to have any final determination of the Final Purchase Price by the Accounting Firm proceed in an expeditious manner; however, any deadline or time period contained herein may be extended or modified by the written agreement of the parties and the parties agree that the failure of the Accounting Firm to strictly conform to any deadline or time period contained herein shall not be a basis for seeking to overturn any determination rendered by the Accounting Firm which otherwise conforms to the terms of this Section 2.5.
(e)   Final Payment.   Within five Business Days after the determination of the final Closing Statement in accordance with this Section 2.5 (including by failure to timely deliver a Notice of Disagreement):

(i)
if the Additional Payment Amount is a positive number, then Buyer shall pay an amount in cash equal to the Additional Payment Amount to Seller by wire transfer of immediately available funds to any account of Seller in the United States designated in writing by Seller to Buyer; or

(ii)
if the Additional Payment Amount is a negative number, then Seller shall pay an amount in cash equal to the absolute value of the Additional Payment Amount to Buyer by wire transfer of immediately available funds to an account of Buyer in the United States designated in writing by Buyer to Seller.

For purposes hereof, “Additional Payment Amount” means (A) the Final Purchase Price minus (B) the Estimated Purchase Price. For the avoidance of doubt, the Additional Payment Amount may be a negative number. Any payments made pursuant to this Section 2.5 shall be treated as an adjustment to the Purchase Price by the parties for all Tax purposes.
Section 2.6   Allocation of Consideration.
(a)   Within 60 days after the Closing Date, Seller will provide Buyer with a draft of IRS Form 8594, together with any required exhibits thereto and any supporting documentation (the “Asset Acquisition Statement”), with Seller’s proposed allocation of the Purchase Price and any Liabilities treated as assumed by Buyer among the assets of the Company and its Subsidiaries (after giving effect to the Restructuring) in accordance with Section 1060 of the Code. Within 45 days after receiving such Asset Acquisition Statement, Buyer will propose to Seller any changes to such Asset Acquisition Statement. Buyer and Seller will endeavor in good faith to resolve any differences with respect to the Asset Acquisition Statement within 30 days after Buyer’s receipt of written notice of objection from Seller.
(b)   If Seller and Buyer are unable to reach an agreement after the 30 day period described in paragraph (a), then any remaining disputed matters will be finally and conclusively determined by an independent accounting firm of recognized national standing (the “Allocation Arbitrator”) mutually selected by Buyer and Seller, which firm shall not be the regular auditor of the financial statements of Buyer, Seller or the Business. Promptly, but not later than 30 days after its acceptance of appointment hereunder, the Allocation Arbitrator will determine only those matters in dispute and will render a written report as to the disputed matters and the resulting allocation of the Purchase Price and any Liabilities treated as assumed by Buyer, which report shall be conclusive and binding upon the parties. The fees and expenses of the Allocation Arbitrator incurred in resolving the disputed matter shall be borne equally by Seller and Buyer.
(c)   The Asset Acquisition Statement, as finalized pursuant to the terms of Section 2.6(a) and Section 2.6(b), shall be the “Final Allocation”. Except as required pursuant to a final determination (under Section 1313(a) of the Code), Buyer and Seller will prepare all Tax Returns consistently with the Final Allocation, and neither Buyer nor Seller will take any position in any Tax Contest inconsistent with the Final Allocation. Buyer and Seller will cooperate in good faith to adjust the Final Allocation to take into account any items treated as an adjustment to the Purchase Price pursuant to this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER
Except as set forth on the seller disclosure schedules, provided by Seller to Buyer on the date hereof (the “Disclosure Schedules”), Seller Parent and Seller each represent and warrant to Buyer as to itself, each other member of the Seller Group that is a party or subject to a Transaction Agreement, the Company, its Subsidiaries and the Business (and all references to the Company, its Subsidiaries and the Business in this Article III shall be deemed to mean after giving effect to the Restructuring, whether or not expressly stated) that the statements set forth in this Article III are true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of that date):
Section 3.1   Organization.
(a)   Each of Seller Parent and Seller is duly organized and validly existing under the laws of the jurisdiction in which it is organized and Seller has all requisite limited liability company power and authority to own the Interests. The Company and its Subsidiaries are each limited liability companies duly organized and validly existing and in good standing under the laws of such Person’s jurisdiction of formation and has all requisite limited liability company power and authority to own, lease and operate the Business as currently conducted and its properties presently owned.
(b)   Each of the Company and its Subsidiaries is duly licensed or qualified to do business and is in good standing in its jurisdiction of organization and in each jurisdiction in which the properties owned or leased by it or the operation of the Business makes such licensing or qualification necessary, except to the extent that the failure to be so duly licensed, qualified or in good standing would not be reasonably expected to have a Material Adverse Effect.
(c)   Seller has delivered, or caused to be delivered, as of the date of this Agreement, true and complete copies of the Governing Documents for each of the Company and its Subsidiaries.
Section 3.2   Power and Authority; Board Recommendation and Stockholder Approval.
(a)   Subject to the receipt of Stockholder Approval, each of Seller Parent, Seller and each other member of the Seller Group that is a party to a Transaction Agreement, has all requisite entity power and authority to enter into, deliver and perform its obligations under the Transaction Agreements to which it is a party and to carry out the Contemplated Transactions. Each of Seller Parent, Seller and any other member of Seller Group has duly authorized the execution and delivery of the Transaction Agreements to which it is a party and the consummation of the Contemplated Transactions. This Agreement has been duly executed and delivered by each of Seller Parent and Seller and (assuming the valid authorization, execution and delivery of this Agreement by Buyer) is the legal, valid and binding obligation of Seller Parent and Seller, as applicable, enforceable against it, as applicable, in accordance with its terms, and each other Transaction Agreement to which it is a party, when executed and delivered by each of Seller Parent, Seller or any other applicable member of Seller Group will be (assuming the valid authorization, execution and delivery by each other party thereto) the legal, valid and binding obligation of Seller Parent, Seller or any other such member of Seller Group, as applicable, enforceable against it, as applicable, in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles.
(b)   Each of the Board and the Board of Directors of Seller has adopted resolutions, at meetings duly called at which a quorum of the Board and the Board of Directors of Seller, as applicable, was present, (i) determining that it is in the best interests of Seller, Seller Parent and its stockholders, and declaring it advisable, for Seller and Seller Parent to enter into this Agreement, (ii) adopting this Agreement and approving Seller and Seller Parent’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby, and (iii) with respect to the Board, resolving to recommend that Seller Parent’s stockholders approve the Contemplated Transactions (the “Board Recommendation”) and directing that the Contemplated Transactions be submitted to Seller Parent’s stockholders for approval at a duly held meeting of such stockholders for such purpose (the “Stockholders Meeting”). Such resolutions have not been amended or withdrawn as of the date of this Agreement. Except for the approval of this Agreement by the affirmative vote of the holders of a majority of all of the outstanding shares of Seller Parent’s common stock entitled to vote at the Stockholders Meeting (the “Stockholder Approval”), no other vote or corporate proceedings on the part of Seller or Seller Parent are necessary to authorize, adopt or approve this Agreement or to consummate the Contemplated Transactions.
Section 3.3   No Conflict; Consents.
(a)   Subject to the receipt of Stockholder Approval and the Consents listed on Schedule 3.3(a), the execution, delivery and performance by each of Seller Parent, Seller and any other member of the Seller Group of each of the Transaction Agreements to which it is a party, the consummation of the Contemplated Transactions, and the compliance with or fulfillment of the terms, conditions or provisions hereof and thereof will not: (i) conflict with or violate any provision of the Governing Documents of Seller Parent, Seller, the Company or any of their respective Subsidiaries, (ii) conflict with or violate any Law applicable to Seller Parent, Seller, the Company or any of their respective Subsidiaries or the Business or by which any of the Company’s, any of its Subsidiary’s or the Business’s properties are bound or affected, (iii) conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any Consent under, or give to others any rights of termination, acceleration or cancellation of, any Contract to which the Company or any of its Subsidiaries is a party or which is primarily related to the Business, or (iv) result in the creation of, or require the creation of, any Lien upon any of the assets or properties (including the Business Intellectual Property) of the Company and its Subsidiaries, except, in case of clauses (ii), (iii) and (iv), as would not reasonably be expected to have a Material Adverse Effect.
(b)   Other than as set forth on Schedule 3.3(b), no Consent of or from, or registration, declaration, notice, submission or filing (“Filings”) made to or with, any Governmental Authority is required to be obtained or made by Seller or Seller Parent in connection with Seller and Seller Parent’s execution and delivery of this Agreement or their performance of their respective covenants and agreements hereunder or the Contemplated Transactions, including the Restructuring, except for the following:
(i)
(A) the filing with the SEC, in preliminary and definitive form, of the Proxy Statement and (B) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act, in each case as may be required in connection with this Agreement or the Contemplated Transactions,

(ii)
compliance with, Filings under and the expiration or termination of any applicable waiting period under the HSR Act,

(iii)
the Filing with, and the Consent of FERC under Section 203 of the FPA,

(iv)
the Filing with, and the Consent of FERC regarding any necessary waivers of FERC’s Capacity Release Regulations and interstate natural gas pipeline FERC tariff provisions,

(v)
compliance with and filings required under the rules and regulations of the New York Stock Exchange, and

(vi)
such other Filings and Consents the failure of which to make or obtain would not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and would not prevent or materially impede, interfere with or delay the consummation of the Contemplated Transactions.

Section 3.4   Financial Statements and Liabilities.
(a)   Attached as Schedule 3.4(a) are (x) the unaudited statement of profit and loss and the unaudited balance sheet of the Business as of and for the six months ended June 30, 2019 and (y) the unaudited statement of profit and loss and the unaudited balance sheet of the Business as of and for the year ended December 31, 2018 (together, the “Business Financial Information”). The Business Financial Information (i) except as expressly noted therein, was prepared in accordance with the Accounting Methodology applied on a consistent basis during the period presented, (ii) fairly presents, in all material respects, the financial position of the Business as of the date presented and the profit and loss of the Business for the periods presented therein, and (iii) was prepared in accordance with the books of account and other financial records of Seller Parent (except as may be noted otherwise therein).
(b)   The Company and its Subsidiaries do not have any Liabilities, except for Liabilities (i) that are reserved against in the Business Financial Information, (ii) that have been incurred in the Ordinary Course of Business since June 30, 2019, (iii) for future performance under existing Contracts, (iv) to be included in the computation of Final Working Capital, or (v) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   Schedule 3.4(c) sets forth a correct and complete description (including amount as of the date of this Agreement) of all Indebtedness of the Company and its Subsidiaries as of the date of this Agreement. After giving effect to the Restructuring, as of the Closing, the Company and its Subsidiaries will have no Indebtedness other than the Estimated Assumed Indebtedness, if any.
(d)   The books, records and accounts of the Company with respect to the Business have been maintained in material compliance with applicable legal and accounting requirements and in accordance with sound business practices, and such records are accurate in all material respects and reflect actual, bona fide transactions.

(e)   The system of internal controls over financial reporting of Seller Parent and the Company with respect to the Business is designed to provide measurable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that transactions are executed only in accordance with the authorization of management, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the assets of the Business, in each case, in all material respects.
Section 3.5   Title of Assets.
After giving effect to the Restructuring, the Company and its Subsidiaries will have good and valid title to, or a valid leasehold interest in, all tangible personal property required to conduct the Business as presently conducted, free and clear of all Liens, except (i) as set forth on Schedule 3.5, (ii) for Permitted Liens and (iii) as would not, individually or in the aggregate, reasonably be expected to be material to the Company, its Subsidiaries or the Business, taken as a whole. Notwithstanding the foregoing, the parties acknowledge and agree that this representation and warranty shall not, as of the Closing Date, (x) apply to any asset transferred from the Company or any of its Subsidiaries to any members of the Seller Group pursuant to the Restructuring or (y) any Inventory disposed of in the Ordinary Course of Business and not in violation of this Agreement.
Section 3.6   Capitalization; Ownership.
(a)   Except as set forth on Schedule 3.6(a), all of the Interests and the equity interests of the Company’s Subsidiaries are duly authorized, validly issued, fully paid, non-assessable, free of preemptive rights and free and clear of any Liens other than restrictions under applicable securities Laws. There are no (i) outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, subscriptions, claims of any character, Contracts, obligations convertible or exchangeable securities or other similar commitments, contingent or otherwise, relating to the equity interests of the Company or any of its Subsidiaries, (ii) outstanding Contracts of the Company or any of its Subsidiaries, their respective equityholders or any other Person to purchase, redeem or otherwise acquire any outstanding equity interests of the Company or any of its Subsidiaries, or securities or obligations of any kind convertible into any equity interests of the Company or any of its Subsidiaries, (iii) dividends which have accrued or been declared but are unpaid on the equity interests of the Company or any of its Subsidiaries, (iv) outstanding or authorized equity appreciation, phantom stock, stock plans, profit participation plans, profit units, equity plans or similar rights with respect to the Company or any of its Subsidiaries or the Business, and (v) voting Contracts or other equityholder Contracts relating to the management or equity of the Company or any of its Subsidiaries (other than their respective Governing Documents). Other than VES and GIPOP, the Company does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person, and the Company or any of its Subsidiaries are not subject to any obligation or requirement to provide for or make any investment in any Person. Except as set forth on Schedule 3.6(a), none of the partnership interests in GIPOP owned by the Company is subject to voting trust, transfer restrictions or other similar arrangements that relate to the voting or control of such interest. None of the Company or any of its Subsidiaries is the subject of any bankruptcy, dissolution, liquidation, reorganization or similar proceeding.
(b)   Seller owns, and upon delivery by Seller to Buyer of the Interests pursuant to Article II, Buyer will own of record and beneficially all of the Interests. Schedule 3.6(b) accurately and completely sets forth the capital structures of the Company and its Subsidiaries, including the equity interests which are authorized and which are issued and outstanding.
Section 3.7   Sufficiency of Assets.
(a)   Except as set forth on Schedule 3.7(a) or for assets, services and supplies to be provided pursuant to the Transition Services Agreement and, subject to the receipt from any third parties of any required Consents to assignment or change of controls, the rights, services, properties and assets of the Company and its Subsidiaries (excluding the Business Intellectual Property), after giving effect to the Restructuring, constitute all of such material assets, properties, rights and interests used in or necessary for the operation and maintenance of the Business immediately after the Closing in substantially the same manner as currently operated.

(b)   Except as set forth on Schedule 3.7(b) or for assets, services and supplies to be provided pursuant to the Transition Services Agreement related to the Business Intellectual Property and, subject to the receipt from any third parties of any required Consents to assignment or change of controls, the rights, services, properties and assets of the Company and its Subsidiaries related to the Business Intellectual Property, after giving effect to the Restructuring, constitute all of such assets, properties, rights and interests related to Business Intellectual Property used in or necessary for the operation and maintenance of the Business immediately after the Closing in substantially the same manner as currently operated.
Section 3.8   Real Property.
(a)   After giving effect to the Restructuring, (i) the Company and its Subsidiaries will have legal and valid fee simple title to all of the fee owned real property of the Business, each of which is described by physical address, tax parcel number or map and lot designation, along with its current use and owner (after giving effect to the Restructuring), on Schedule 3.8(a) (the “Owned Real Property”), free and clear of all Liens, except for Permitted Liens, (ii) except as set forth on Schedule 3.8(a), there are no Leases from the Company or any of its Subsidiaries to any Person granting the right to use or occupy the Owned Real Property or any portion thereof, and (iii) except as set forth on Schedule 3.8(a), there are no outstanding options, rights of first offer or rights of first refusal to purchase the Owned Real Property or any portion thereof.
(b)   (i) After giving effect to the Restructuring, the Company and its Subsidiaries will have good and valid leasehold, subleasehold or licensee interest in and to all of the leased, subleased or licensed real property of the Business, which is leased, subleased or licensed pursuant to the agreements described on Schedule 3.8(b) (such real property, the “Leased Real Property”, and together with the Owned Real Property, the “Company Real Property”), free and clear of all Liens, except for Permitted Liens, (ii) Seller Group has made available to Buyer a true and complete copy of each Lease underlying the Leased Real Property (such Leases, the “Real Property Leases”), (iii) each Real Property Lease is in full force and effect, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), (iv) no member of Seller Group has received any written notice of any currently outstanding and uncured material defaults under any of the Real Property Leases, (v) except as set forth on Schedule 3.8(b), there are no Leases from the Company or any of its Subsidiaries to any Person granting the right to use or occupy the Leased Real Property or any portion thereof, and (vi) neither the Company nor any of its Subsidiaries has collaterally assigned or granted any mortgage or other security interest in any Real Property Lease or any interest therein.
(c)   No member of Seller Group has received a written notice from a Governmental Authority alleging a currently outstanding and uncured material violation by the Company or any of its Subsidiaries of any building, zoning, land use or similar laws, codes, ordinances, regulations and orders of Governmental Authorities applicable to any Company Real Property. No member of Seller Group has received any written notice or claim from any counterparty or beneficiary of any easement, covenant, condition, restriction or similar provision in any instrument of record or unrecorded agreement affecting the Company Real Property alleging that the current use and occupancy of the Company Real Property or the operation of the Business as currently conducted thereon violates in any material respect any such easement, covenant, condition, restriction or similar provision.
(d)   There is no pending or, to the Knowledge of Seller, threatened condemnation, expropriation, eminent domain or similar proceeding affecting all or any part of the Company Real Property, and no member of Seller Group has received any written notice thereof with respect to the Company Real Property.
(e)   To the Knowledge of Seller, neither the Company nor any of its Subsidiaries has any right to acquire or lease any real property pursuant to any outstanding Contract or option to purchase or lease any real property that, as of the date hereof, is intended to be used in the operation of the Business.
(f)   All improvements located on the Company Real Property are in sufficiently good condition and repair (giving due account to the age and length of use of the same, ordinary wear and tear excepted) to allow the Business to be operated in all material respects as currently operated and as presently proposed to be operated. No fact or condition exists which would reasonably be expected to result in the termination or reduction of the current access from the Company Real Property to existing roads or to sewer or other utility services presently serving such Company Real Property that would materially impact the use of the Company Real Property. No casualty event has occurred with respect to the Company Real Property that has not been fully remedied.
Section 3.9   Contracts.
(a)   Schedule 3.9 sets forth a list of all Contracts in the categories listed below, that are Contracts primarily related to the Business, in each case in effect as of the date hereof  (collectively, the “Material Contracts”):
(i)
Contracts for the purchase, exchange or sale of fuel, electric power or ancillary products or services involving the payment or receipt by a member of Seller Group of more than $100,000,

(ii)
Contracts for the sale of electric energy, electric generating capacity, ancillary electric services, renewable energy credits, or the transmission of electric power,

(iii)
interconnection Contracts and Contracts with Governmental Authorities,

(iv)
Contracts related to water rights or waste disposal or treatment,

(v)
Contracts for the sale of any material asset of the Business or that grant a right or option to purchase any material asset of the Business and Contracts pursuant to which a member of Seller Group has agreed to acquire any assets (other than in the Ordinary Course of Business) or make capital expenditures in excess of  $100,000 in the aggregate,

(vi)
Contracts that have imposed an existing Lien on any assets of the Business, having a fair market value in excess of  $100,000 (but excluding Real Property Leases),

(vii)
[reserved],

(viii)
Contracts to which the Company or its Subsidiaries will be party, after giving effect to the Restructuring, that contain covenants limiting or purporting to limit the ability of the Company or its Affiliates to engage in any line of business or to compete with any Person or in any geographic area or during any period of time, except for ordinary agency or distribution agreements with sales agents or distributors,

(ix)
Contracts with a customer of the Business which contain a “most-favored-nation” or similar price-related provision in favor of any customer or other counterparty,

(x)
Contracts to which the Company or its Subsidiaries will be party, after giving effect to the Restructuring, that require the Company or its Affiliates to purchase or otherwise obtain its requirements for any goods or services exclusively from one Person or to sell any goods or services exclusively to one Person,

(xi)
Contracts and agreements relating to a joint venture, partnership, equity holding or similar arrangement,

(xii)
Contracts pursuant to which a member of Seller Group has been granted or has granted the right to use any material Intellectual Property (other than off-the-shelf Software licenses and other licenses for Software that are commercially available),

(xiii)
Contracts not entered into in the Ordinary Course of Business that provide warranties with respect to the products manufactured and/or sold by the Business,

(xiv)
agency, sales representation, brokerage, distribution or other similar Contracts providing for annual payments in excess of  $100,000,

(xv)
Contracts providing for the supply of wet lap and BHK baled pulp to the Business, pursuant to which the Business makes annual payments in excess of  $100,000,

(xvi)
Contracts for the sales of pressure sensitive facing and release liner papers produced by PM4 at the facility located in Jay (Androscoggin), Maine, pursuant to which the Business receives annual payments in excess of  $100,000,

(xvii)
Contracts relating to Indebtedness pursuant to which the Company or any of its Subsidiaries is an obligor, including pursuant to a guarantee, or any assets of the Business is otherwise encumbered by a Lien,

(xviii)
any employment Contract and any other individual Contract with a restrictive covenant agreement with Business Employees or Former Employees with, or who had, a base salary in excess of  $100,000 and under which there remains an ongoing liability or obligation by either party and any Contracts with independent contractors or consultants (or similar arrangements) that require payments in excess of  $100,000 annually and are not cancelable without penalty or further payment and without more than 30 days’ notice,

(xix)
any Contract or agreement entered into, in each case, requiring aggregate annual expenditures reasonably expected to be in excess of  $100,000 after the date of this Agreement and is not terminable by the Company with notice of less than 60 days,

(xx)
GIPOP’s Governing Documents,

(xxi)
customer Contracts for the sale of goods or services providing for annual payments in excess of  $100,000, and

(xxii)
Real Property Leases.

(b)   All Material Contracts (and any such Contract that would have been one if entered into prior to the date hereof but is entered into after the date hereof) are valid, binding and in full force and effect and enforceable by the applicable member of Seller Group (assuming the valid authorization, execution and delivery by each other party thereto) in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. None of Seller, any Affiliate of Seller or, to the Knowledge of Seller, any other party, is or at any time since December 31, 2017 has been, in material default or breach, and to the Knowledge of Seller, no event has occurred which, with the giving of notice or the lapse of time or both, is or would constitute such a material default or breach, under the terms of any such Material Contract (or such Contract contemplated by the first parenthetical of this Section 3.9(b)). Seller and its Affiliates have not received any written notice since December 31, 2017 from any other party to any Material Contract alleging any material default by Seller or its applicable Affiliate thereunder. Prior to the date of this Agreement, true and complete copies of each Material Contract (including all material supplements and amendments thereto) have been made available by the Company (or its Affiliates) to Buyer.
Section 3.10   Litigation.
Except as set forth on Schedule 3.10, (a) as of the date hereof, there is no Legal Proceeding pending or, to the Knowledge of Seller, threatened against any member of Seller Group (or, to the Knowledge of Seller, GIPOP) with respect to the Business, and (b) there are no Legal Proceedings pending or, to the Knowledge of Seller, threatened that (i) would adversely affect the ability of Seller to consummate the Contemplated Transactions, (ii) would adversely affect the ability of Buyer to operate the Business immediately following the Closing in substantially the same manner as operated by the Company and its Subsidiaries, after giving effect to the Restructuring, prior to the Closing, or (iii) otherwise would reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.10, no member of the Seller Group is subject to any outstanding Governmental Order with respect to the Business.
Section 3.11   Absence of Changes or Events.
Since December 31, 2018, there has been no circumstance, condition, event, development or change that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Schedule 3.11, since December 31, 2018:

(a)   The Business has been conducted in the Ordinary Course of Business and no material assets of the Business, tangible or intangible, have been sold, leased, transferred or assigned, in each case outside the Ordinary Course of Business or in connection with the Restructuring,
(b)   No Material Contract has been entered into in connection with the Business outside the Ordinary Course of Business,
(c)   No party (including any member of Seller Group) has accelerated, terminated, made material modifications to, canceled, rescinded, or waived or entered into an accord and satisfaction with respect to any term, condition or provision of, any Material Contract,
(d)   No party has imposed any Liens, other than Permitted Liens, upon any of the material assets of the Business,
(e)   No material capital expenditures have been made with respect to the Business by Seller Group outside the Ordinary Course of Business,
(f)   No licenses or sublicenses of any rights under or with respect to any material Intellectual Property exclusively related to the Business have been granted by a member of Seller Group,
(g)   No material change in the employment terms for any Business Employee that would be prohibited by Section 5.1 if such action was proposed to be taken after the execution and delivery of this Agreement has been made outside the Ordinary Course of Business and except as required by Contract or Law,
(h)   None of Seller Parent, Seller, the Company or any of its Subsidiaries has taken any action with respect to the Business that would be prohibited by clauses (v), (vi), (viii), (xv), (xvii), (xviii), (xix), (xx) and (xxii) and, to the extent related to the foregoing clauses, (xxiii) of Section 5.1(b) if such action was proposed to be taken after the execution and delivery of this Agreement by the parties to this Agreement, and
(i)   Except as set forth in any of the Transaction Agreements, no member of Seller Group has committed to do, effect, implement or acquiesce to any of the actions described in this Section 3.11.
Section 3.12   Compliance with Laws; Sanctions; Anti-Corruption Laws and Anti-Money Laundering Laws.
(a)   No member of Seller Group is in violation in any material respect of any applicable Law or Governmental Order in connection with the conduct or operation of the Business. Since December 31, 2016, no member of Seller Group has received any written or, to the Knowledge of Seller, oral, communication from a Governmental Authority that alleges that such member of Seller Group is not in compliance in any material respect with any applicable Law in respect of the Business.
(b)   (i) All Permits required to conduct the Business as currently conducted have been obtained by the applicable member of Seller Group, and are valid and in full force and effect, except where the failure to obtain any such Permit or the failure to be valid and in full force and effect would not reasonably be expected to have a Material Adverse Effect, and (ii) each applicable member of Seller Group is in compliance with all such Permits it holds, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   Seller Group conducts its business in compliance in all material respects with Sanctions Law and Anti-Corruption Laws and Anti-Money Laundering Laws and Seller Parent has instituted and maintains policies and procedures reasonably designed to ensure compliance in all material respects by the Business with such Laws.
(d)   No member of Seller Group or any of its respective directors, officers, employees or agents acting on behalf of Seller Group (with respect to the Business) is a Person that is, or is owned or controlled by Persons that are a Sanctions Target or located, organized or resident in a Sanctioned Territory.
(e)   No member of Seller Group, nor to Seller Parent’s knowledge, any person controlling or controlled by Seller Group is a Sanctions Target, and the funds used in connection with this Agreement are not derived from activities that contravene applicable Anti-Money Laundering Laws including funds derived from Sanctions Targets.
(f)   Seller Parent is not, and is not acting, directly or indirectly, on behalf of any Sanctions Targets.

(g)   This Section 3.12 does not relate to (i) Environmental Matters, which are covered in Section 3.15, (ii) Taxes, which are covered in Section 3.16, and (iii) Privacy and Security, which is covered in Section 3.18.
Section 3.13   Employee Benefit Plans.
(a)   Schedule 3.13(a) includes a complete list of each Company Plan and each other material Plan, separately identifying by asterisk each Plan that is a Company Plan. With respect to each Plan described in the immediately preceding sentence, to the extent applicable, Seller has provided or caused to be provided to Buyer: (i) the current summary plan description and any summary of material modifications thereto, (ii) a complete copy of the Plan document, or, with respect to any such plan that is not in writing, a written description of the material terms thereof, and all amendments or supplements thereto, (iii) a copy of any trust agreements, insurance contracts or documents of any other funding arrangements in connection with each Plan, (iv) a copy of the most recent annual report (Form 5500), if any, filed with the IRS or Governmental Authority for each Plan, (v) the most recently received IRS determination letter, if any, for each Plan or similar qualification letter from any non-U.S. Governmental Authority, and (vi) the most recently prepared actuarial report, financial statement or similar report, if any, relating to each Plan. Each of the Plans is subject only to the Laws of the United States or a political subdivision thereof.
(b)   Except as set forth in Schedule 3.13(b), no Plan and no employee benefit plan maintained or contributed to by the Company or a Commonly Controlled Entity during the past six years, is a (i) “defined benefit plan” (as defined in Section 414(j) of the Code), (ii) “multiemployer plan” (as defined in Section 3(37) of ERISA), (iii) “multiple employer plan” (as described in Section 413(c) of the Code) or (iv) a Plan that is otherwise subject to Title IV of ERISA or Section 412 of the Code. With respect to the Company and its Subsidiaries, there does not exist any set of circumstances that could reasonably be expected to give rise to any Controlled Group Liability that would result in Liability to Buyer or its Subsidiaries on or after the Closing Date, except for any Liability that would not be reasonably expected to have a Material Adverse Effect.
(c)   Except as set forth on Schedule 3.13(c), neither the execution or delivery of this Agreement nor the consummation of the Contemplated Transactions, either alone or in combination with another event (whether contingent or otherwise) will: (i) entitle any Participant to any retention, change in control, severance, termination or similar compensation or benefits, (ii) increase any benefits payable to or trigger any other material obligation with respect to any Participant pursuant to a Plan, (iii) result in any forgiveness of any Indebtedness with respect to any Participant, (iv) result in the acceleration of the time of payment or vesting of benefits, or trigger any payment or funding (through a grantor trust or otherwise), of compensation or benefits under a Plan with respect to any Participant, or (v) result in any payment that would be considered an “excess parachute payment” within the meaning of Section 280G of the Code.
(d)   No Participant is entitled to any gross-up, make-whole or other additional payment in respect of any Tax or interest and penalty related thereto.
(e)   Except as set forth on Schedule 3.13(e), Seller Parent, Seller, the Company and their respective Subsidiaries do not have any current or projected Liability in respect of, and do not sponsor or otherwise provide any or promise any post-employment or retiree health, disability or life insurance or any other post-employment or retiree employee welfare benefits to any Participant, except to the extent required under Section 601 et seq. of ERISA and Section 4980B of the Code.
(f)   (i) Each of the Plans has been established, administered and operated in material compliance with its terms and all the requirements of ERISA and the Code, if applicable, and any other applicable Law, (ii) all contributions, premiums and expenses required to be made or paid by Law or by the terms of a Plan by a member of the Seller Group have been made or paid in full on or before their due date thereof, and any contributions, premiums or expenses required to be made or paid under the terms of any Plan or under applicable Law that are payable but not due have been accrued in accordance with GAAP, (iii) Seller and its Affiliates (A) have performed all material obligations required to be performed by them under any Plan and (B) are not in any material respect in default under or in violation of any Plan, and there is no material default or violation by any other party with respect to any Plan, (iv) each Plan that is intended to be funded and/or book-reserved are funded and/or book-reserved, as appropriate, in all material respects, based upon reasonable actuarial assumptions, (v) there has not been any prohibited transaction (within the meaning of

Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan and (vi) except as disclosed on Schedule 3.13(f)(vi), no Legal Proceeding, claim or governmental investigation, audit or other proceeding by the Department of Labor, the Pension Benefit Guaranty Corporation (the “PBGC”), the IRS or other Governmental Authority is pending or threatened with respect to any Plan (other than routine claims for benefits in the Ordinary Course of Business).
(g)   Except as set forth in Schedule 3.13(g), with respect to any Plan that is subject to Title IV of ERISA, (i) there does not exist any failure to meet the “minimum funding standard” of Section 412 of the Code or 302 of ERISA (whether or not waived), (ii) such plan is not in “at-risk” status for purposes of Section 430 of the Code, (iii) no reportable event within the meaning of Section 4043(c) of ERISA has occurred in the two years prior to the date hereof, (iv) all premiums to PBGC have been timely paid in full, and (v) the PBGC has not instituted proceedings to terminate any such plan.
(h)   Each Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification or is covered by a prototype plan opinion letter and the related trust is tax-exempt under Section 501(a) of the Code, and nothing has occurred that could reasonably be expected to adversely affect such qualification.
Section 3.14   Employees; Labor Matters.
(a)   Schedule 3.14(a)(i) contains a complete and accurate list of each Business Employee, together with true and complete information concerning the name, job title, work location, dates of employment (start date and service reference date), annual salaries or hourly wages, part-time, full-time, temporary or other status, exempt or non-exempt status, union or nonunion status, whether or not any such Business Employee is an Inactive Business Employee, including the basis of inactive status and expected date of return, commissions, target bonus or other incentive compensation (including equity-based awards) and bonuses paid or payable during fiscal year 2017 and fiscal year 2018 of each such Business Employees. Except as set forth on Schedule 3.14(a)(ii), neither the Company nor any of its Subsidiaries is a party to any management, employment, termination or other agreements with any Business Employee or Former Employee guaranteeing employment for a period of time or for termination or severance benefits.
(b)   There are no material Legal Proceedings, claims (other than ordinary claims under Plans), disputes, actions, grievances or disciplinary actions pending or, to the Knowledge of Seller, threatened, by any Business Employees or Former Employees or other current or former service provider of the Business.
(c)   Except as set forth on Schedule 3.14(c), no member of the Seller Group is a party to or bound by any Collective Bargaining Agreement with respect to any Business Employee or Former Employee. Seller has provided or caused to be provided to Buyer copies of each such Collective Bargaining Agreement.
(d)   (i) There are no pending or threatened, and since December 31, 2016 there have been no, strikes, slowdowns, work stoppages, lockouts, unfair labor practice charges, or other material collective labor disputes affecting the Business, (ii) there is no complaint against a member of the Seller Group pending or, to the Knowledge of Seller, threatened before the National Labor Relations Board or any other applicable labor relations Governmental Authority by or on behalf of any Business Employee or Former Employee and (iii) no organizational effort is presently being made or threatened by or on behalf of any labor union with respect to the Business Employees or Former Employees.
(e)   (i) The Seller and its Affiliates are and since December 31, 2016 have been in compliance with respect to the Business in all material respects with all applicable Laws respecting labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime, compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave and unemployment insurance, (ii) with respect to the Business, Seller and its Affiliates are in material compliance with all applicable Laws concerning the proper treatment of independent contractors, (iii) all Business Employees and Former Employees classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified, (iv) with respect to the Business, Seller and its Affiliates are in material compliance with and, since December 31, 2016, has materially complied with all immigration laws, including Form I-9 requirements and any applicable mandatory E-Verify obligations and

(v) since December 31, 2016, Seller and its Affiliates have not received any written or oral communication of the intent of any Governmental Authority responsible for the enforcement of such Laws to conduct an investigation of, or affecting, the Company or the Business and no such investigation is in progress.
(f)   Since December 31, 2016, Seller and its Affiliates have not failed to provide advance notice of layoffs or terminations as required by the WARN Act and all similar Laws, to the extent applicable, and there has been no “mass layoff” or “plant closing” (as defined by the WARN Act and all similar Laws) with respect to the Company, its Subsidiaries or the Business.
(g)   To the Knowledge of Seller, since December 31, 2016, no formal allegations or reports of sexual harassment have been made to Seller or any of its Affiliates against a Participant.
Section 3.15   Environmental Matters.
(a)   Other than as set forth on Schedule 3.15(a), each member of Seller Group (with respect to the Business) and the Company and its Subsidiaries (and to the Knowledge of Seller, GIPOP) is, and since December 31, 2014 has been, in compliance with all applicable Environmental Laws, except for such noncompliance that would not be reasonably expected to have a Material Adverse Effect.
(b)   Other than as set forth on Schedule 3.15(b), each member of Seller Group (with respect to the Business) and the Company and its Subsidiaries (and to the Knowledge of Seller, GIPOP) has obtained all Permits required by applicable Environmental Laws (collectively, the “Environmental Permits”) and is, and since December 31, 2014 has been, in compliance with the terms and conditions of such Environmental Permits, except for such failure to obtain or failure to comply that would not be reasonably expected to have a Material Adverse Effect.
(c)   During the three years prior to the date hereof, no member of Seller Group (with respect to the Business) has, nor has the Company and its Subsidiaries (nor, to the Knowledge of Seller, has GIPOP), received written notice of any injunction, decree, order, judgment, lawsuit, claim, proceeding, citation, directive or summons (collectively, the “Environmental Proceedings”) alleging any violation of, or Liability under, any Environmental Law or Environmental Permit, except for such Environmental Proceedings that have been fully and finally resolved or that would not be reasonably expected to have a Material Adverse Effect.
(d)   There is no Legal Proceeding pending or threatened in writing against any member of Seller Group, the Company and its Subsidiaries (or to the Knowledge of Seller, GIPOP) in connection with the Business alleging any violation of, or Liability under, any Environmental Law or Environmental Permit.
(e)   None of the Seller Group (with respect to the Business), the Company and its Subsidiaries (or to the Knowledge of Seller, GIPOP) nor, to the Knowledge of Seller, any other Person has Released Hazardous Materials at, on, under or from any Company Real Property or any other location that would reasonably be expected to result in any Liability to any member of the Seller Group (with respect to the Business) or the Company and its Subsidiaries (or, to the Knowledge of Seller, GIPOP) under any Environmental Law, except for such Liability that would not be reasonably expected to have a Material Adverse Effect.
(f)   Except as set forth in the Real Property Leases and Material Contracts, the Business has not expressly assumed any Liability, including any obligation for corrective action or remedial action, of any other Person related to Environmental Laws.
Section 3.16   Taxes.
(a)   All material Tax Returns required to be filed by the applicable member of Seller Group with respect to the Company, its Subsidiaries or the Business have been duly and timely filed (taking into account applicable extensions), and all such Tax Returns are true, correct and complete in all material respects. The applicable member of Seller Group has timely paid (or caused to be timely paid) all material amounts of Taxes with respect to the Company, its Subsidiaries or the Business (other than Taxes that are being contested in good faith and for which adequate reserves have been established in the Business Financial Information).

(b)   All material Taxes that the applicable member of Seller Group, with respect to the Company, its Subsidiaries or the Business, is or was required by a Taxing Authority to withhold, deduct, or collect have been duly withheld, deducted, and collected and timely paid to the proper Taxing Authority.
(c)   All material deficiencies asserted or material assessments made with respect to the Company, its Subsidiaries or the Business as a result of any examinations by any Taxing Authority of the Tax Returns of any member of Seller Group have been fully paid. There is no action, suit, proceeding, audit, investigation or claim pending or threatened in writing in respect of any material amount of Taxes for which a member of Seller Group is or may become liable with respect to the Company, its Subsidiaries or the Business, nor has any deficiency or claim for any such material amount of Taxes been proposed, asserted or threatened in writing.
(d)   The Company and its Subsidiaries have not waived any statute of limitations with respect to any material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency.
(e)   No member of Seller Group is a party to any Tax sharing, allocation, indemnity or similar agreement or arrangement affecting the Company, its Subsidiaries or the Business that would, in any manner, bind, obligate or restrict Buyer or its Affiliates, the Company or its Subsidiaries, other than an agreement entered into in the Ordinary Course of Business the primary purpose of which is not the sharing of Taxes. Neither the Company nor any of its Subsidiaries has any Liability for the Taxes of any other Person (other than any member of the U.S. Federal Consolidated Group the common parent of which is Seller Parent) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), (ii) as a transferee or successor, by Contract or otherwise (other than pursuant to a Contract entered into in the Ordinary Course of Business the primary purpose of which is not the sharing of Taxes) or (iii) as a result of the liquidation, dissolution, sale or other disposition of the stock or assets of any current or prior Subsidiary.
(f)   There are no Liens for Taxes, other than Liens that are Permitted Liens, upon the Interests or assets of the Company, its Subsidiaries or the Business.
(g)   No written claim has been made to any member of Seller Group with respect to the Company, its Subsidiaries or the Business by a Taxing Authority in a jurisdiction where such member does not file Tax Returns that such member (i) has or had a permanent establishment in that jurisdiction or (ii) is or may be subject to taxation by that jurisdiction, in each case, which claim has not been subsequently withdrawn.
(h)   For U.S. Federal income Tax and all state income Tax purposes, the Company and each of its Subsidiaries is and has always been properly classified as an entity disregarded as separate from its owner.
Section 3.17   Intellectual Property.
(a)   Schedule 3.17(a) sets forth a list of all Intellectual Property owned or licensable by Seller Group that is (i) the subject of a pending application or subsisting registration and (ii) used or held for use primarily in connection with the Business (collectively, the “Registered Intellectual Property”). The Registered Intellectual Property is subsisting and valid.
(b)   Except as set forth on Schedule 3.17(b) or as would not reasonably be expected to be material, individually or in the aggregate, to the Company, its Subsidiaries or the Business, taken as a whole, after giving effect to the Restructuring, the Company owns the Registered Intellectual Property and other Intellectual Property that is used or held for use primarily in connection with the Business (together with the Registered Intellectual Property, the “Business Intellectual Property”), free from all Liens except for Permitted Liens.
(c)   No current or former director, officer, employee, contractor or consultant of Seller Group owns any rights in or to any Business Intellectual Property.
(d)   Seller Group has taken reasonable steps to protect and maintain the confidentiality of the Know-How included in the Business Intellectual Property, to the extent it is confidential and the value of which is dependent upon the maintenance of the confidentiality thereof. To the Knowledge of Seller, there has been no unauthorized access to or disclosure of such confidential Know-How.

(e)   To the Knowledge of Seller, in its operation of the Business, no member of Seller Group has infringed upon, or misappropriated any Intellectual Property rights of any third-party. No member of Seller Group has received any written charge, complaint, claim, demand or notice (i) alleging any interference, infringement, misappropriation or violation (including any claim that a member of Seller Group or the Company must license or refrain from using any Intellectual Property rights of any third-party) with respect to the Business or (ii) challenging the ownership, validity or enforceability of any Business Intellectual Property.
(f)   To the Knowledge of Seller, no third-party has infringed upon or misappropriated any Business Intellectual Property.
(g)   No funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other educational institution was used, directly or indirectly, to create, in whole or in part, any Business Intellectual Property, except for any such funding or use of facilities or personnel that does not result in such Governmental Authority or institution obtaining any ownership of any Business Intellectual Property.
(h)   To the Knowledge of Seller, no Software included in the Business Intellectual Property is subject to any obligation or condition under any license identified as an open source license by the Open Source Initiative (www.opensource.org) that conditions the distribution of such Software on (i) the disclosure, licensing or distribution of any source code for any portion of such Software, (ii) the granting to licensees of the right to make derivative works or other modifications to such Software, (iii) the licensing under terms that allow such Software or portions thereof or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law) or (iv) redistribution of such Software at no license fee.
(i)   To the Knowledge of Seller, all material computer systems, networks, hardware, Software and equipment used to process, store and maintain Business data and information or to operate the Business (the “Business IT Systems”) are reasonably sufficient in all material respects for the operation of the Business, as presently conducted. During the three years prior to the date hereof, the Business IT Systems have not materially malfunctioned or failed in a manner that has had a material impact on the Business. Seller Group has implemented reasonable backup and disaster recovery technology processes consistent with industry common practices. To the Knowledge of Seller, during the three years prior to the date hereof, no Person has gained unauthorized access to the Business IT Systems.
Section 3.18   Privacy and Security.
(a)   Seller Group’s collection, maintenance, transmission, transfer, use, disclosure, storage, disposal and security of Personally Identifiable Information in connection with the Business has complied in all material respects during the three years prior to the date hereof with all (i) Data Protection Laws, (ii) written privacy policies of Seller Group, and (iii) any Contracts to which Seller Group is a party that govern Personally Identifiable Information.
(b)   The Company and its Subsidiaries has used commercially reasonable efforts to comply with all Data Protection Laws, written privacy policies of Seller Group, and any Contracts to which Seller Group is a party that govern Personally Identifiable Information, applicable to the Business. All Personally Identifiable Information used in connection with the Business can be used by the Company and its Subsidiaries , subject to applicable Laws and Contracts, after the Closing in substantially the same manner as presently used by Seller Group.
(c)   The Company has adopted an information technology and cybersecurity policy designed to protect the Business’s confidential information and Personally Identifiable Information that is subject to Data Protection Laws, written privacy policies of Seller Group and any Contracts to which Seller Group is a party that govern Personally Identifiable Information, addressing security measures for developing, administering, and managing technology resources and applications.
(d)   During the three years prior to the date hereof, no member of Seller Group has, nor has the Company, received, with respect to the Business, any subpoenas, demands, or other written notices from any Governmental Authority investigating or inquiring into any actual or potential violation of any Data

Protection Law by the Seller Group. In connection with the conduct of the Business, to the Knowledge of Seller, during the three years prior to the date hereof, no event has occurred that requires any member of Seller Group to provide any notices to any Person, under Data Protection Laws or any Contracts to which Seller Group is a party that govern Personally Identifiable Information, in connection with a disclosure of Personally Identifiable Information, and no member of Seller Group has failed to provide such notice where so required.
(e)   To the Knowledge of Seller, during the three years prior to the date hereof, the Business IT Systems have not incurred a security breach that has resulted in a compromise of  (i) confidential information or (ii) Personally Identifiable Information in violation of Data Protection Laws.
Section 3.19   Insurance.
Schedule 3.19 sets forth a correct and complete list of all material insurance policies maintained by the applicable members of Seller Group with respect to the Business (the “Policies”), each of which is in full force and effect and, to the Knowledge of Seller, such Policies comprise the types and the amounts of insurance policies customarily carried by businesses of similar size in the same industry. The applicable member of the Seller Group is not in breach or default, and the Seller Group has not taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, of any of the Policies. No written notice of cancellation or termination has been received by the applicable member of the Seller Group with respect to any of the Policies. There is no pending material claim by the applicable member of the Seller Group against any insurance carrier under any of the Policies with respect to the Business.
Section 3.20   No Broker’s or Finder’s Fees.
Except as set forth on Schedule 3.20, no agent, broker, investment banker or finder acting on behalf of Seller Group is or will be entitled to any broker’s, investment banker’s or finder’s fee or any other commission or fee in connection with any of the Contemplated Transactions.
Section 3.21   Opinion of Financial Advisor.
The Board has received an opinion from Houlihan Lokey Capital, Inc. to the effect that, as of the date of such opinion and subject to the assumptions, qualifications, limitations and other matters considered in connection with the preparation of such opinion, the Purchase Price to be received by Seller for the Interests in the Contemplated Transactions pursuant to this Agreement was fair, from a financial point of view, to Seller Parent.
Section 3.22   FERC Regulations.
Seller is not subject to regulation as (a) a “public utility” as that term is defined in the FPA, or (b) a “public utility”, “electric utility”, “electric corporation”, or similar entity under the laws of any state. Seller is “holding company” as that term is defined in PUHCA solely with respect to its ownership of  “qualifying facilities” as defined by Part 292 of FERC’s regulations, and is exempt from the books and records requirements of PUHCA.
Section 3.23   Affiliate Transactions.
(a)   Schedule 3.23 lists all Contracts in effect as of the date hereof between the Company or any of its Subsidiaries, on the one hand, and Seller Group (other than the Company or its Subsidiaries), on the other (in either case, including any director, officer, equityholder or Affiliate of the Company or other member of Seller Group, as applicable) which is currently in effect.
(b)   No director or officer or equityholder of Seller, the Company or any other member of the Seller Group owns, directly or indirectly, any property, asset or right used by the Company or any of its Subsidiaries in respect of the Business, or any material interest in any Person that is engaged in business as a lessor, lessee, customer or supplier of the Company or any of its Subsidiaries in respect of the Business. To the Knowledge of Seller, no equityholder or other Affiliate of Seller Parent owns, directly or indirectly, any property, asset or right used by the Company or any of its Subsidiaries in respect of the Business, or any material interest in any Person that is engaged in business as a lessor, lessee, customer or supplier of the Company in respect of the Business.
Section 3.24   Material Customers and Suppliers.
(a)   Schedule 3.24(a) lists the ten largest customers (including distributors) of the Business (measured by revenues) for the calendar year 2018 (the “Material Customers”).
(b)   Schedule 3.24(b) lists the ten largest Business Specific Suppliers of the Business (measured by aggregate amounts paid or payable by Seller) for the calendar year 2018 (the “Material Suppliers”).
(c)   Since January 1, 2019, until the date hereof, no Material Customer or Material Supplier has (i) canceled or otherwise terminated its relationship with respect to the Business, (ii) provided written notice to the Company or any of its Affiliates of its intent to cancel or otherwise terminate its relationship with the Company or any of its Affiliates, (iii) decreased or limited in any material respect its purchases from, or sales to, the Company or any of its Affiliates or (iv) decreased or limited or otherwise reduced in any material respect the price paid, in the aggregate or on a per item basis, for its purchases from, or sales to, the Company or any of its Affiliates.
Section 3.25   Product and Service Warranties and Guaranties.
Except as set forth on Schedule 3.25, Seller Group does not make any express warranty or guaranty as to goods sold, or services provided by, any member of Seller Group with respect to the Business (a “Warranty”), and there is no pending or, to the Knowledge of Seller, threatened claim alleging any breach of any Warranty.
Section 3.26   Disclaimer.
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE III, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY WITH RESPECT TO ITS ASSETS, IT BEING UNDERSTOOD THAT SUCH ASSETS ARE BEING ACQUIRED “AS IS, WHERE IS” ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date of this Agreement:
Section 4.1   Organization.
Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has all requisite organizational power and authority to own, lease and operate its properties and to conduct its business as currently conducted.
Section 4.2   Power and Authority.
Buyer has all requisite corporate power and authority to enter into, deliver and perform its obligations under the Transaction Agreements and to carry out the Contemplated Transactions. Buyer has duly authorized the execution and delivery of the Transaction Agreements and consummation of the Contemplated Transactions. This Agreement has been duly executed and delivered by Buyer and (assuming the valid authorization, execution and delivery of this Agreement by Seller Parent and Seller) is the legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms, and each other Transaction Agreement when executed and delivered by Buyer will be (assuming the valid authorization, execution and delivery by each other party thereto) the legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general application relating to or affecting creditors’ rights and to general equity principles.
Section 4.3   No Conflict; No Violation of Laws.
The execution, delivery and performance by Buyer of each of the Transaction Agreements, the consummation of the Contemplated Transactions, and the compliance with or fulfillment of the terms, conditions or provisions hereof and thereof will not: (a) conflict with or violate any provision of the Governing Documents of Buyer, (b) violate any Law applicable to Buyer, (c) result in the creation of, or require the creation of, any material Lien upon any of the assets of Buyer or (d) require on the part of Buyer any notice to or filing with, or any authorization, Consent or approval of, any Governmental Authority or any other Person except (i) in the cases of clauses (a), (b) or (c), to the extent such conflict, Liability or Lien would not, individually or in the aggregate in the aggregate, in any material respect adversely affect the ability of Buyer to perform its obligations under the Transaction Agreements and (ii) in the cases of clauses (b) and (d), other than any waiting period under the HSR Act, the FERC Approval, the FERC Waiver, and any notices or Consents for which the failure to make such notice or obtain such Consent would not in any material respect adversely affect the ability of Buyer to perform its obligations under the Transaction Agreements.
Section 4.4   Litigation.
As of the date of this Agreement, there is no Legal Proceeding which is pending or, to the Knowledge of Buyer, threatened against Buyer which would in any material respect affect the ability of Buyer to perform its obligations under the Transaction Agreements.
Section 4.5   Financial Capacity.
(a)   Buyer has delivered to Seller true and complete copies of  (i) the final and fully executed equity commitment letter, dated the date hereof, between Buyer and those certain equity investors party thereto (the “Equity Commitment Letter”), pursuant to which such equity investors have each committed, subject to (and only to) the terms and conditions thereof, to invest the cash amounts set forth therein in the manner set forth therein, and of which Seller is a third party beneficiary and entitled to specifically enforce the terms thereof  (the “Equity Financing”) and (ii) the final and fully executed debt commitment letter, dated the date hereof, among Buyer, Credit Suisse Loan Funding LLC, Credit Suisse AG, Cayman Islands Branch and Citizens Bank, N.A. (together with all exhibits, schedules, term sheets and attachments thereto, the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Letters”), pursuant to which the Debt Financing Sources party thereto have committed, subject to (and only to) the terms and conditions thereof, to lend to Buyer the amounts set forth therein (the “Debt Financing” and, together with the Equity Financing, the “Financing”). Assuming the satisfaction of the conditions set forth in the Financing Letters, the aggregate amounts to be provided pursuant to the Financing Letters, together with Buyer’s cash on hand and amounts available to be drawn under Buyer’s revolving credit facility, will be sufficient for Buyer, when required by the terms of this Agreement, to (A) pay an amount in cash equal to the Purchase Price pursuant to Section 2.3 and (B) pay any and all fees and expenses required to be paid by Buyer in connection with the Contemplated Transactions and the Financing. Buyer has also delivered to Seller a true and complete copy of any final fee letter (which may be redacted as to fee amounts, “market flex” terms and other customary commercial terms other than any such terms that would (x) reduce the amount of the Debt Financing or (y) impose any additional conditions or other contingencies (or adversely amend, modify or expand any existing conditions or other contingencies) to the obligations of the Debt Financing Sources party to the Debt Commitment Letter to fund the Debt Financing) executed in connection with the Debt Commitment Letter (any such fee letter, as it may be redacted, a “Fee Letter”).
(b)   As of the date hereof, (i) none of the Financing Letters or the Fee Letters has been amended or modified, (ii) no such amendment or modification is contemplated or in discussion by any party thereto with respect to the Equity Commitment Letter or, to the Knowledge of Buyer, with respect to the Debt Commitment Letter and the Fee Letters (other than, in the case of the Debt Commitment Letter and the

Fee Letters, any customary amendment or modification solely to join additional financing sources, arrangers, bookrunners, syndication agents, documentation agents or other agents, managers, co-managers or similar entities as contemplated by the Debt Commitment Letter), (iii) the respective commitments set forth in the Financing Letters have not been withdrawn or rescinded in any respect and no such withdrawal or rescission is contemplated or in discussion with respect to the Equity Commitment Letter or, to the Knowledge of Buyer, with respect to the Debt Commitment Letter and the Fee Letters, and (iv) assuming the accuracy of the representations and warranties set forth in Article III and the satisfaction of the conditions set forth in Section 6.1 and Section 6.2 at Closing, Buyer has no reason to believe that any of the conditions to the funding of the Financing set forth in the Financing Letters will not be satisfied on a timely basis or that the funding of the Financing will not be made to Buyer on a timely basis in order to consummate the transactions contemplated by this Agreement.
(c)   As of the date hereof, the Financing Letters are in full force and effect and are the valid, binding and enforceable obligations of Buyer and, with respect to the Equity Commitment Letter, the other parties thereto and, with respect to the Debt Commitment Letter and the Fee Letters, to the Knowledge of Buyer, the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity). There are no conditions precedent or other contingencies to the funding of the full amount of the Financing (including any flex provisions), other than as set forth in the Financing Letters or the Fee Letters. As of the date hereof, other than the Financing Letters or the Fee Letters, there are no side letters or other contracts, arrangements or understandings (written or oral) that could (i) reduce the aggregate amount of the Financing, or (ii) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Financing or any other terms of the Financing in a manner that would reasonably be expected to (A) delay or prevent the Closing Date, (B) make the timely funding of the Financing, or the satisfaction of the conditions to obtain the Financing, less likely to occur or (C) materially adversely impact the ability of Buyer to enforce its rights and remedies against the other parties to the applicable Financing Letter. Assuming the accuracy of the representations and warranties set forth in Article III and the satisfaction of the conditions set forth in Section 6.1 and Section 6.2, as of the date hereof, no event has occurred or circumstance exists which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach under the Financing Letters by Buyer or, to the Knowledge of Buyer, any other party to any Financing Letter. Buyer has fully paid, or caused to be fully paid, any and all commitment or other fees which are due and payable on or prior to the date hereof pursuant to the terms of the Financing Letters and any related Fee Letter. For purposes of this Section 4.5(c), the term Debt Financing shall not include the incremental revolving credit facility contemplated by the Debt Commitment Letter.
(d) Buyer acknowledges and agrees that, notwithstanding anything to the contrary in this Agreement, the consummation of the Financing shall not be a condition to the obligation of Buyer to consummate the Contemplated Transactions.
Section 4.6   No Broker’s or Finder’s Fees.
No agent, broker, or finder acting on behalf of Buyer or any of its Affiliates is or will be entitled to any broker’s or finder’s fee or any other commission or fee in connection with the performance of its obligations under the Transaction Agreements.
Section 4.7   Investment Representations.
Buyer is acquiring the Interests for Buyer’s own account and not with a view to any resale or distribution within the meaning of Section 2(11) of the Securities Act. Buyer is (a) knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on transfer described above, (b) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and (c) capable of bearing the economic risks of acquiring the Interests. Buyer understands that the Interests to be acquired by Buyer hereunder have not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof. Buyer acknowledges that such securities may not be transferred or sold except pursuant to the registration and other provisions of applicable securities laws or pursuant to an applicable exemption therefrom.
Section 4.8   No Other Representations and Warranties.
Buyer acknowledges that, except for the representations and warranties contained in Article III hereof or set forth in any of the other Transaction Agreements, neither Seller nor any other Person has made any representation or warranty, expressed or implied, regarding Seller Group, the Company, GIPOP or the Business.
Section 4.9   FERC Regulations.
Buyer is not subject to regulation as: (a) a “holding company” as that term is defined in PUHCA, or (b) a “public utility,” “electric utility,” “electric corporation,” or similar entity under the laws of any state. Buyer is subject to regulation as a “public utility” as that term is defined in the FPA.
ARTICLE V
COVENANTS PRIOR TO CLOSING
Section 5.1   Conduct of Business.
(a)   Except as (i) set forth on Schedule 5.1(a), (ii) otherwise expressly required or permitted by this Agreement or the Restructuring Agreement, (iii) required by any Law or Governmental Order applicable to Seller Group, the Company or their Affiliates, (iv) consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed) or (v) consistent with Section 8.1, during the Pre-Closing Period, Seller Parent and Seller shall, and shall cause the Company and the rest of the Seller Group to, (x) use commercially reasonable efforts to conduct the Business in the Ordinary Course of Business and (y) use commercially reasonable efforts to preserve, in all material respects, the current operations, organization and goodwill of the Business and its current relationships with customers, suppliers and key employees (including the making of capital expenditures with respect to the Business substantially consistent with the Seller Parent’s current capital budget and not inconsistent with Schedule 5.1(xxi)); provided, however, that (1) no action or inaction by any member of Seller Group or the Company with respect to any matters specifically addressed by any clause of Section 5.1(a) shall be deemed a breach of this Section 5.1(a) unless such action or inaction would constitute a breach of such clause of Section 5.1(a) and (2) Buyer’s consent with respect to any action or matter pursuant to Section 5.1(a) shall be deemed to constitute consent for purposes of this Section 5.1(a).
(b)   Without limiting the generality of the foregoing and except as (i) expressly required or permitted by this Agreement or the Restructuring Agreement, (ii) as set forth on Schedule 5.1(b), (iii) required by any Law or Governmental Order applicable to any member of Seller Group or the Company or any of their Affiliates or (iv) consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Seller Parent and Seller shall not, and shall cause the Company and the rest of the Seller Group not to, take any of the following actions in relation to the Company, its Subsidiaries or the Business:
(i)
issue, set aside, pledge, deliver, award, grant, split, combine, reclassify or sell (or equivalent or otherwise) or authorize or propose the issuance, pledge, deliver, award, grant, split, combine, reclassify or sale (or equivalent or otherwise) of, any equity securities of the Company or any of its Subsidiaries, or any securities convertible into or exercisable or exchangeable for any equity securities (or any other securities including debt securities that by their terms may have the right to vote, or may be convertible into or exchangeable for securities having the right to vote, on any matters on which equityholders of the Company or its Subsidiaries may vote) of the Company or any of its Subsidiaries, or any rights warrants or options to acquire equity securities of the Company or any of its Subsidiaries,

(ii)
adopt any amendment to any of the Governing Documents of the Company or its Subsidiaries,

(iii)
acquire (including by merger, consolidation, or acquisition of stock or assets) or lease any material assets or business related to the Business having a fair market value in excess of $100,000 individually or $300,000 in the aggregate, except purchases of Inventory in the Ordinary Course of Business,

(iv)
sell, lease, sublease, license or otherwise dispose of or subject to any Lien (other than Permitted Liens), in a single transaction or a series of related transactions, any of its assets or properties having a fair market value in excess of  $100,000 individually or $300,000 in the aggregate, except sales of Inventory and sales of obsolete assets, in each case in the Ordinary Course of Business,

(v)
enter into any new line of business,

(vi)
(A) vary any Inventory practices in a manner inconsistent in any material respect with the Ordinary Course of Business or (B) fail in any material respect to maintain Inventory levels and amounts consistent with the Ordinary Course of Business,

(vii)
modify or terminate any Material Contract, or enter into any Contract that would be a Material Contract if entered into prior to the Closing Date, other than in the Ordinary Course of Business; provided, however, the foregoing limitations shall not apply to any modification or amendment to any Contract of any member of Seller Group required to be amended pursuant to the Restructuring; provided that such amended or modified Contract be on substantially same terms as the Contract immediately prior to such amendment or modification,

(viii)
cancel or reduce in any material respect any insurance coverage, except for any cancellation in connection with the replacements of a policy by a new or successor policy of materially similar coverage,

(ix)
grant any license or sublicense of any rights under or with respect to any of the Business Intellectual Property, except for non-exclusive licenses granted to customers and vendors/suppliers in the Ordinary Course of Business,

(x)
abandon, allow to lapse or fail to renew, maintain or defend any material Business Intellectual Property,

(xi)
cancel any debts, material Liabilities or other material obligations of the Company or its Subsidiaries or the Business or settle, compromise, fail to exercise, waive any material claims or material rights in connection with the Business,

(xii)
impose any Liens upon any of the material assets of the Business, other than Permitted Liens, or upon any of the Interests,

(xiii)
settle any pending or threatened litigation, with respect to the Business, other than (A) those settled by the Seller Group’s insurer and which are fully insured, result in the full and general release of the Company and/or VES from all liabilities arising or relating to, or in connection with such matter and involve no finding or admission of any violation of Law or the rights of any Person or (B) any settlement that does not require a payment by the Seller Group of an amount in excess of  $100,000 individually or $300,000 in the aggregate and results in the full and general release the Company and/or VES from all liabilities arising or relating to, or in connection with such matter and involves no finding or admission of any violation of Law or the rights of any Person,

(xiv)
incur Indebtedness that is not repaid prior to the Closing Date or otherwise become responsible for any Indebtedness of another Person, except for short term revolving borrowings of Funded Indebtedness in the Ordinary Course of Business in an amount not to exceed $100,000 in the aggregate,

(xv)
make any loans, advances (other than advances in the Ordinary Course of Business) or capital contributions to, or investments in, any other Person in an aggregate amount in excess of  $100,000,

(xvi)
(A) settle any material Tax Contest, (B) make, change or rescind any material Tax election, (C) enter into any Tax allocation, sharing or indemnity agreement, (D) extend or waive the limitation period applicable to any Tax claim or assessment or (E) amend any material Tax Return,

(xvii)
terminate the employment of any Business Employee (other than for “cause”, as determined by Seller in its reasonable discretion consistent with past practice), hire any Person as a Business Employee with an annual salary in excess of  $150,000 or take any other action affecting whether any person is classified as a Business Employee,

(xviii)
(A) make any change in the rate of compensation, commission, bonus, or other direct or indirect remuneration or benefits payable to any Business Employee, other than (1) in the event that the Closing Date has not occurred by April 1, 2020, increases in annual base salary or wage rates in the Ordinary Course of Business and effective no earlier than such date and (2) changes with respect to benefits under Plans that are generally applicable to participants thereunder in the Ordinary Course of Business to reflect annual open enrollment, (B) adopt, enter into, terminate or accelerate the vesting or payment of benefits under or amend any Company Plan or, in respect of any Business Employee, any other Plan, other than changes to Plans that are generally applicable to participants thereunder in the Ordinary Course of Business to reflect annual open enrollment, (C) make any loans or cash advances to any Business Employee or Former Employee, (D) grant any change in control payment or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any Business Employee, or (E) permit any Business Employee to make an election to defer compensation pursuant to any nonqualified deferred compensation plan in respect of the calendar year 2020,

(xix)
enter into, perform under or terminate any Contract with any of its officers, directors or Affiliates, other than performance of any Contract existing on the date of this Agreement,

(xx)
make any change in accounting methods, principles, policies or practices related to the Business, in any respect, except insofar as may be required by Law or by a change in applicable accounting principles,

(xxi)
make any capital expenditures not provided for on Schedule 5.1(xxi),

(xxii)
fail to renew or let lapse, any material Permit or Environmental Permit required for the Business, or modify or amend any material Permit or Environmental Permit in any material respect, or

(xxiii)
authorize, agree, resolve or consent to any of the foregoing.

(c)   Nothing contained in this Agreement shall give to Buyer, directly or indirectly, rights to control or direct the operations of the Business prior to the Closing Date. Prior to the Closing Date, Seller Group and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of the Business.
Section 5.2   No Solicitation by Seller Group; Board Recommendation.
(a)   Seller Parent shall not, and shall cause the other members of Seller Group and any of its and their respective Representatives not to, (i) directly or indirectly solicit, initiate or knowingly encourage, induce or facilitate (including by way of furnishing nonpublic information), any Competing Proposal or any inquiry or proposal that would reasonably be expected to lead to a Competing Proposal, in each case, except for this Agreement and the Contemplated Transactions, (ii) directly or indirectly engage in, continue or otherwise participate in any discussions or negotiations with any Person (except for Buyer, Buyer’s Affiliates and its and their respective Representatives) regarding, or furnish to any such Person, any nonpublic information with respect to, or afford access to properties, books or records to any Person in connection with or for the purpose of soliciting or knowingly encouraging or facilitating, or cooperate in any way with any such Person with respect to, any Competing Proposal or any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer (including any inquiry, proposal or offer to its shareholders) that constitutes or would reasonably be expected to lead to a Competing Proposal, or

(iii) grant any waiver or release under or knowingly fail to enforce any confidentiality, standstill or similar agreement in respect of a proposed Competing Proposal, unless the Board concludes in good faith (after consultation with outside legal counsel) that a failure to take any action described in this clause (iii) would be inconsistent with the Board’s fiduciary duties to Seller Parent’s stockholders under applicable Law. Seller Parent shall, and shall cause the other members of Seller Group and any of its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person (except for Buyer, Buyer’s Affiliates and its and their respective Representatives) conducted heretofore with respect to any Competing Proposal, request the prompt return or destruction of all confidential information previously furnished and immediately terminate all physical and electronic data room access previously granted to any such Person or its Representatives. Without limiting the generality of the foregoing, Seller Parent acknowledges and agrees that, in the event any Representative of Seller Group takes any action at Seller Parent’s direction or with Seller Parent’s knowing encouragement that if taken by Seller Parent would be a breach of this Section 5.2(a), the taking of such action by such Representative shall be deemed to constitute a breach of this Section 5.2(a) by Seller Parent. In furtherance of its obligations hereunder, to the extent that any of the members of Seller Group has knowledge that any Representative of Seller Group has taken an action that, if taken by Seller Parent, would violate the restrictions set forth in this Section 5.2(a), then such member of Seller Group shall promptly instruct such Representative to cease such action. Notwithstanding anything to the contrary herein, at any time prior to obtaining the Stockholder Approval (but not after), in response to the receipt of a written Competing Proposal made after the date of this Agreement that does not result from a material breach of this Section 5.2(a) by Seller Group (or a Representative of Seller Group) that the Board determines in good faith (after consultation with outside legal counsel and its financial advisor) constitutes or would reasonably be expected to lead to a Superior Proposal, then Seller Group and its Representatives may (1) furnish information with respect to Seller Group to the Person making such Competing Proposal (and its Representatives) pursuant to a confidentiality agreement that contains customary provisions (including nondisclosure provisions, use restrictions and non-solicitation provisions) at least as favorable in the aggregate to Seller Group as the provisions of the Confidentiality Agreement as in effect immediately prior to the execution of this Agreement and which does not contain any provision that would not allow Seller Group to comply with its obligations pursuant to this Agreement (provided that Seller Group furnishes any nonpublic information furnished to such Person to Buyer (to the extent such information has not been previously furnished by Seller Group to Buyer) as promptly as practicable after, and in any event within one Business Day after, it is provided or made available to such Person) and (2) participate in discussions regarding the terms of such Competing Proposal, including terms of a definitive agreement with respect thereto, and the negotiation of such terms with the Person making such Competing Proposal (and such Person’s Representatives).
(b)   Except as set forth in Section 5.2(c) and except for the public disclosure of a Recommendation Change Notice, neither the Board nor any committee thereof shall (i) withdraw, change, qualify, withhold or modify in any manner adverse to Buyer, or propose publicly to withdraw, change, qualify, withhold or modify in any manner adverse to Buyer, the approval of this Agreement or the Board Recommendation, (ii) adopt, approve, endorse or recommend, or resolve to or publicly propose or announce its intention to adopt, approve, endorse or recommend, any Competing Proposal, (iii) fail to include the Board Recommendation in the Proxy Statement or (iv) take any formal action or make any recommendation or public statement in connection with a tender offer or exchange offer (except for a recommendation against such offer or a customary “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) (any action in the foregoing clauses (i) – (iv) being referred to as a “Adverse Recommendation Change”). Except as set forth in Section 5.2(c) and the execution of a confidentiality agreement consistent with Section 5.2(a), neither the Board nor any committee thereof shall authorize, permit, approve or recommend, or propose publicly to authorize, permit, approve or recommend, or allow Seller Parent or any of its Affiliates to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, agreement or commitment constituting, or that would reasonably be expected to lead to, any Superior Proposal (an “Alternative Acquisition Agreement”).
(c)   Notwithstanding anything to the contrary herein, at any time prior to obtaining the Stockholder Approval, the Board may make an Adverse Recommendation Change or cause the Seller to terminate this Agreement pursuant to Section 7.1(h) if  (i) an Intervening Event has occurred or (ii) Seller Parent has received a Competing Proposal that does not result from a material breach of Section 5.2 by Seller Group

(or a Representative of Seller Group) and, in each case, the Board determines in good faith (after consultation with outside legal counsel and a financial advisor) that (x) in the case of clause (ii), such Competing Proposal is a Superior Proposal and (y) the failure to effect a Adverse Recommendation Change or cause the Seller to terminate this Agreement pursuant to Section 7.1(h) as a result of the occurrence of such Intervening Event or in response to the receipt of such Superior Proposal, as the case may be, would be inconsistent with the Board’s fiduciary duties under applicable Law; provided, however, that, prior to making such Adverse Recommendation Change or cause the Seller to terminate this Agreement pursuant to Section 7.1(h): (1) the Board provides prior written notice to Buyer (a “Recommendation Change Notice”) that it intends to effect a Adverse Recommendation Change at least four Business Days prior to taking such action, which notice shall specify the basis for such Adverse Recommendation Change and, in the case of a Superior Proposal, include a summary of the material terms and conditions of such Superior Proposal, identifies the Person making such Superior Proposal and, if applicable, provide a copy of the proposed Alternative Acquisition Agreement (it being understood that such Recommendation Change Notice shall not in itself be deemed an Adverse Recommendation Change and that if Buyer has committed in writing to any changes to the terms of this Agreement and there has been any subsequent material revision or amendment to the terms of a Superior Proposal, a new notice to which the provisions of clauses (2) and (3) of this Section 5.2(c) shall apply mutatis mutandis except that, in the case of such a new notice, all references to four Business Days in this Section 5.2(c) shall be deemed to be three Business Days), (2) after giving such notice and prior to effecting such Adverse Recommendation Change or cause the Seller to terminate this Agreement pursuant to Section 7.1(h), Seller negotiates (and causes its Representatives to negotiate) in good faith with Buyer (to the extent Buyer wishes to negotiate), to make such adjustments or revisions to the terms and conditions of this Agreement such that the Competing Proposal would no longer constitute a Superior Proposal, and (3) at the end of the four Business Day period, prior to taking action to effect a Adverse Recommendation Change or cause the Seller to terminate this Agreement pursuant to Section 7.1(h), the Board takes into account any adjustments or revisions to the terms of this Agreement committed to by Buyer in writing, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that (x) the Competing Proposal remains a Superior Proposal and (y) the failure to take such action would be inconsistent with its fiduciary obligations under applicable Law.
(d)   Seller shall promptly (and in any event no later than 24 hours) advise Buyer of any Competing Proposal, the material terms and conditions of any such Competing Proposal and the identity of the Person making any such Competing Proposal and, if applicable, provide Buyer with an executed copy of any confidentiality agreement entered into in connection with such Competing Proposal. Seller shall keep Buyer reasonably informed in all material respects on a reasonably current basis (and in any event no later than 24 hours) of the material terms and status (including any change to the terms thereof) of any Competing Proposal. Seller shall provide to Buyer as promptly as practicable after receipt or delivery thereof  (and in any event within 24 hours of receipt or delivery) copies of all material documentation comprising such Competing Proposal or other documentation that is material to understanding such Competing Proposal received by Seller or any member of Seller Group from the Person or group making a Competing Proposal (or such Person’s Representatives) and of all material documentation provided by Seller Group to the Person or group making a Competing Proposal (or such Person’s Representatives) that comprises any counterproposal or any other material substantive response by Seller (to the extent such counterproposal or substantive response is permitted under this Section 5.2) to the Person or group making such Competing Proposal. Seller Parent shall not, and shall cause Seller Group not to, enter into any confidentiality or other agreement with any Person subsequent to the date of this Agreement that prohibits Seller from providing such information to Buyer.
(e)   Nothing contained in this Section 5.2 shall prohibit any member of Seller Group from (i) complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of Seller Parent if, in the good-faith judgment of the Board (after consultation with outside legal counsel) failure to so disclose would be inconsistent with its obligations under applicable Law; provided, however, that in no event under clause (i) or (ii) shall the Board make an Adverse Recommendation Change except in accordance with Section 5.2(c). For the avoidance of doubt, a factually accurate public statement that describes a member of Seller Group’s receipt of a Competing Proposal and the operation of this Agreement with respect thereto shall not be deemed an Adverse Recommendation Change.

(f)   For purposes of this Agreement:
(i)
“Competing Proposal” means a proposal or offer (whether or not in writing), with respect to any (A) merger, consolidation, share exchange, other business combination, recapitalization, liquidation, dissolution or similar transaction involving Seller Parent, (B) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, consolidation, share exchange, other business combination, partnership, joint venture, sale of capital stock of or other equity interests in a Subsidiary of Seller Parent or otherwise) of  (i) the Business or (ii) any other business or assets of Seller Group (including the Business) representing 20% or more of the consolidated revenues, net income or assets of Seller Group, taken as a whole, or (C) any combination of the foregoing;

(ii)
“Superior Proposal” means a written Competing Proposal (provided that for purposes of this definition, the applicable percentage in the definition of Competing Proposal shall be “50.1%” rather than “20%”), which includes the Business, and which the Board determines in good faith, after consultation with outside legal counsel and a financial advisor, and taking into account the legal, financial, regulatory, timing and other aspects of such Competing Proposal, the identity of the Person making the proposal and any financing required for such proposal, the ability of the Person making such proposal to obtain such required financing and the level of certainty with respect to such required financing and to obtaining such regulatory approvals, and such other factors that are deemed relevant by the Board, is more favorable to Seller Parent’s stockholders than the Contemplated Transactions (after taking into account any revisions to the terms of this Agreement that are committed to in writing by Buyer (including pursuant to Section 5.2(c))).

(iii)
“Intervening Event” means any fact, circumstance, effect, change, event or development that (A) is unknown to or by the Board as of the date hereof  (or if known, the magnitude or material consequences of which were not known to the Board as of the date of this Agreement) and (B) becomes known to the Board prior to obtaining the Stockholder Approval.

Section 5.3   Preparation of the Proxy Statement; Stockholders Meeting.
(a)   As promptly as reasonably practicable following the date of this Agreement (and in any event, within 20 Business Days), unless the Board has made an Adverse Recommendation Change, Seller Parent shall prepare and cause to be filed with the SEC a proxy statement to be mailed to the stockholders of Seller Parent relating to the Stockholders Meeting (together with any amendments or supplements thereto, the “Proxy Statement”) in preliminary form. Buyer shall furnish all information concerning itself and its Affiliates to Seller Parent, and provide such other assistance, as may be reasonably requested by Seller Parent or its outside legal counsel in connection with the preparation, filing and distribution of the Proxy Statement.
(b)   Seller Parent agrees that (i) assuming the truth, accuracy and completeness of the information supplied to Seller Parent by Buyer for inclusion or incorporation by reference in the Proxy Statement, the Proxy Statement will not, at the date it is first mailed to Seller Parent’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) assuming the truth, accuracy and completeness of the information supplied to Seller by Buyer for inclusion or incorporation by reference in the Proxy Statement, the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder. Buyer agrees that none of the information supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to Seller Parent’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)   Seller Parent shall promptly notify Buyer after the receipt of any comments from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement and shall provide Buyer with copies of all correspondence between it and its Affiliates and Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. Unless, the Board has made an Adverse Recommendation Change, Seller Parent shall:
(i)
use its reasonable best efforts (1) to respond as promptly as reasonably practicable to any comments from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement and (2) to have the SEC advise Seller Parent as promptly as reasonably practicable that the SEC has no further comments on the Proxy Statement,

(ii)
file the Proxy Statement in definitive form with the SEC and cause such definitive Proxy Statement to be mailed to the stockholders of Seller Parent as promptly as reasonably practicable after the SEC advises Seller Parent that the SEC has no further comments on the Proxy Statement, and

(iii)
include the Board Recommendation in the preliminary and definitive Proxy Statement.

Notwithstanding anything to the contrary herein, unless the Board has made an Adverse Recommendation Change, prior to filing the Proxy Statement in preliminary form with the SEC, responding to any comment from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement, or any amendments or supplements pursuant to Section 5.3(d) or Section 5.3(e), or mailing the Proxy Statement in definitive form to the stockholders of Seller Parent, Seller Parent shall (i) provide Buyer with a reasonable opportunity to review and comment on such document or response and (ii) consider in good faith any of Buyer’s comments thereon.
(d)   If, prior to the Stockholders Meeting, any event occurs with respect to Buyer or any Affiliate of Buyer, or any change occurs with respect to other information supplied by Buyer for inclusion in the Proxy Statement, that is required to be described in an amendment of, or a supplement to, the Proxy Statement, Buyer shall promptly notify Seller Parent of such event, and Buyer and Seller Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, and, as required by Law, in disseminating the information contained in such amendment or supplement to Seller Parent’s stockholders. Nothing in this Section 5.3(d) shall limit the obligations of any party under Section 5.3(a).
(e)   If prior to the Stockholders Meeting, any event occurs with respect to Seller Group, or any change occurs with respect to other information supplied by Seller Group for inclusion in the Proxy Statement, that is required to be described in an amendment of, or a supplement to, the Proxy Statement, Seller Parent shall promptly notify Buyer of such event, and Seller Parent and Buyer shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading and, as required by Law, in disseminating the information contained in such amendment or supplement to Seller Parent’s stockholders. Nothing in this Section 5.3(e) shall limit the obligations of any party under Section 5.3(a).
(f)   Unless the Board has made an Adverse Recommendation Change, Seller Parent shall, as soon as practicable after mailing of the definitive Proxy Statement to the shareholders of Seller Parent, duly convene and hold the Stockholders Meeting and, subject to Section 5.3(c), solicit the Stockholder Approval.
Section 5.4   Access to Information; Cooperation with Employees.
(a)   Upon reasonable notice, during the Pre-Closing Period, Seller shall, and shall cause the Company and the other members of the Seller Group to, give Buyer, its authorized Representatives and the Debt Financing Sources reasonable access to its offices and its books and records, in each case, exclusively related to the Business, as Buyer may reasonably request for the sole purpose of preparing for the transfer of the

Business to Buyer; provided, however, that such access or furnishing of information shall be conducted at Buyer’s expense, during normal business hours, under the supervision of Seller’s personnel, in compliance with Seller’s safety rules and policies, including the Company’s IT Security Policy, and in such a manner that does not interfere with the normal operations of the Business and Buyer, its Representatives and any Debt Financing Sources shall schedule all such access and visits in advance through a designated officer of Seller. Notwithstanding anything to the contrary set forth in this Agreement during the Pre-Closing Period, (i) Buyer, its Representatives and any Debt Financing Sources shall not have access to (A) personnel records of any member of Seller Group relating to individual performance or evaluation records, medical histories, (B) information which, in Seller’s reasonable judgment, it or any of its Affiliates is under a contractual or legal obligation not to supply or (C) any other information which, in Seller’s opinion, is sensitive or the disclosure of which could subject any member of Seller Group or the Business to any material risk of Liability, including pursuant to any Antitrust Laws; provided that in the case of sub-clauses (B) and (C), Seller shall promptly notify the Buyer thereof, to the extent permitted under applicable Law, and use commercially reasonable efforts to seek alternative means to disclose such information as nearly as possible without adversely affecting such confidentiality obligations, attorney client privilege or applicable Law or otherwise in a manner that addresses such risks, (ii) no member of Seller Group shall be required to take any action which would constitute a waiver of the attorney client or other privilege or would compromise such Person’s confidential information not related to the Business, (iii) Buyer shall not, and shall cause its Representatives not to, contact any vendor, supplier or customer of the Business regarding the business, operations, or prospects of such Business or this Agreement or the Contemplated Transactions without the prior written consent of Seller Parent, and (iv) in no event shall Buyer be permitted to conduct any sampling or testing of environmental media (including any soil, sediment, groundwater, or surface water) or building material without the prior written consent of Seller Parent.
(b)   All information provided to or obtained by Buyer pursuant to Section 5.4(a) will be subject to the Confidentiality Agreement. Notwithstanding anything to the contrary contained in this Agreement or the Confidentiality Agreement, Buyer and its Representatives may disclose any information relating to the Business, the Company, any of its Subsidiaries, VES or the transactions contemplated by this Agreement to any Debt Financing Sources or rating agencies (in each case, without any obligation on the part of the Debt Financing Sources or rating agencies to comply with the terms of the Confidentiality Agreement) so long as, in the case of any Debt Financing Source, such Debt Financing Source is subject to confidentiality undertakings set forth in the Debt Commitment Letter or that are at least as restrictive as those applicable to the Debt Financing Sources under the Debt Commitment Letter or, in the case of any rating agency, such rating agency is subject to customary confidentiality undertakings with respect to dissemination of such information to such rating agency.
(c)   For a period of seven years following the Closing, upon reasonable written notice, Buyer shall furnish or cause to be furnished to Seller or its Representatives at Seller’s sole expense, reasonable access during normal business hours, to such information, books, records, documents, instruments, accounts and other files relating to the Business, and to Buyer’s employees and to make the same available for inspection and copying by Seller (at its expense) during normal business hours of Buyer or any of its Subsidiaries, as applicable, upon reasonable request and upon reasonable notice. Any investigation pursuant to this Section 5.4(c) shall be conducted in such manner so as not to interfere with the conduct of the business of Buyer. This Section 5.4(c) shall not apply with respect to Tax matters, which are the subject of Section 8.6.
Section 5.5   Efforts.
Subject to the terms and conditions set forth herein and to applicable legal requirements, each of the parties shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, all appropriate action, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Contemplated Transactions, including the satisfaction of the respective conditions set forth in Article VI.

Section 5.6   [Reserved].
Section 5.7   Guaranties.
(a)   Members of Seller Group have provided or secured certain guaranties, letters of credit, performance bonds, surety bonds, indemnities and similar obligations with respect to the Business, as set forth on Schedule 5.7 (each, an “Existing Guaranty”). On or as soon as reasonably practicable after the date hereof but prior to the Closing Date, Buyer shall cooperate with Seller to use commercially reasonable efforts to cause the release of Seller Group, its Affiliates, and any third party issuer of any Existing Guaranty, from each Existing Guaranty, as applicable, and the substitution of a similar obligation of Buyer, an Affiliate of Buyer or a third party as the guarantor, indemnitor or responsible party (each, a “Substitute Guaranty”) under each Existing Guaranty, which Substitute Guaranties will be effective as of the Closing Date; provided, however, that if any Existing Guaranty is not released prior to the Closing Date, Buyer shall use commercially reasonable efforts to cause the Existing Guaranty to be replaced by a Substitute Guaranty, or shall use commercially reasonable efforts to cause the Existing Guaranty to be released, cancelled or discharged, or otherwise use commercially reasonable efforts to cause any Liability of any member of Seller Group and any third party issuer under any Existing Guaranty to be released as promptly as practicable after the Closing Date, and in no event later than 30 days after the Closing Date. In the case of Existing Guaranties in the form of letters of credit, a Substitute Guaranty shall include the posting of cash collateral supporting such existing letter of credit until Buyer replaces such letter of credit.
(b)   Without limiting the foregoing, if any Existing Guaranty remains outstanding and not fully released as of the Closing Date, Buyer shall perform, pay and discharge all obligations under such Existing Guaranty within two Business Days after receipt of notice of any such obligation until such time as it is released (other than any payment which was due and fully payable in all respects under an Existing Guaranty prior to the Closing Date) and Buyer shall indemnify and hold harmless Seller Group, its Affiliates and any third party issuer of any Existing Guaranty with respect to all Damages arising out of or relating to any such Existing Guaranty, including any failure of Buyer to perform, pay and discharge all obligations under such Existing Guaranty, with respect to claims arising from the conduct of the Business after Closing. No member of Seller Group shall be under any obligation to extend or renew any Existing Guaranty that expires by its terms, nor to agree with any beneficiary of an Existing Guaranty to any amendment, waiver, or assignment thereof, in each case, other than in connection with the substitution thereof with a Substitute Guaranty after the Closing.
(c)   From and after the Closing, Buyer shall, and shall cause its Subsidiaries to, indemnify, defend and hold harmless, the Seller Group against any Damages incurred following the Closing in connection with any Existing Guaranty, to the extent not replaced by a Substitute Guaranty prior to the incurrence of any Damages.
Section 5.8   Consents.
(a)   During the Pre-Closing Period, each of Buyer and Seller shall use reasonable best efforts to give all notices to, and obtain all Consents from, all Persons required pursuant to any Material Contract, to the extent such Material Contract will be assigned to the Company pursuant to the Restructuring or will remain a Contract of the Company or any of its Subsidiaries after giving effect to the Restructuring; provided, however, that neither Buyer nor any member of Seller Group shall have any obligation to (i) amend or modify any Contract, (ii) pay any consideration or give anything of value to any Person for the purpose of obtaining any such Consent or (iii) pay any costs and expenses of any third-party resulting from the process of obtaining such Consent. If such Consent is not obtained prior to the Closing, then, until the earlier of such time such Consent is obtained or 12 months after the Closing Date, Seller shall, and shall cause any other applicable member of the Seller Group to, cooperate with Buyer in any arrangement reasonably acceptable to Buyer and Seller intended to (i) provide Buyer, to the fullest extent reasonably practicable, the economic and other claims, rights and benefits of any such Material Contract and (ii) cause Buyer to bear all costs and Liabilities thereunder from and after the Closing Date in accordance with this Agreement.
(b)   Buyer acknowledges that certain Consents and waivers with respect to the Contemplated Transactions may be required from parties to the Material Contracts and that such Consents and waivers may not be obtained prior to Closing and that receipt of any such Consent shall in no event be a condition to the consummation of the Contemplated Transactions. Except to the extent expressly provided in the Transaction Agreements, Seller shall not have any liability whatsoever to Buyer arising out of or relating to the failure to obtain any such Consents or the termination of any such Contract as a result of the Contemplated Transactions.
Section 5.9   Governmental Approvals.
(a)   Subject to the other terms and conditions of this Section 5.9, during the Pre-Closing Period, each of Buyer and Seller shall use their respective reasonable best efforts to (i) obtain, or cause to be obtained, the Consents of the Governmental Authorities set forth on Schedule 5.9(a), including to cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date after filing, (ii) respond promptly to any requests for information, including any second request, made by any Governmental Authority, including the FTC or the DOJ, (iii) cooperate fully with the other party in promptly seeking to obtain all such Consents, and (iv) not take any action that would reasonably be expected to have the effect of delaying, impairing or impeding the receipt of any such Consents. Buyer and Seller shall, as promptly as practicable and, in no event, later than ten Business Days after the date hereof, prepare and file (A) required Notification and Report Forms under the HSR Act with the FTC and the DOJ (which filing shall specifically request early termination of the waiting period prescribed by the HSR Act) and (B) notifications, filings, registrations, submissions or other materials required or necessary to obtain the other Consents of Governmental Authorities set forth on Schedule 5.9(a). All filings made in connection with the foregoing sentence shall be made in substantial compliance with the requirements of applicable Law, including Antitrust Laws. All filing fees payable in connection with the notifications, filings, registrations, submissions or other materials contemplated by this Section 5.9(a) shall be borne 50% by Buyer and 50% by Seller.
(b)   Seller and Buyer shall cooperate to draft and file with FERC no later than 15 Business Days after the date of this Agreement an application seeking FERC Approval and a petition for any necessary FERC Waiver. The parties shall use all commercially reasonable efforts, diligently take all necessary and proper actions and provide any additional information requested by FERC and other regulatory agencies in connection with any required approvals and waivers and shall file such additional information that may be required by FERC in connection with the application for authorization under FPA Section 203 and petition for any necessary waiver of FERC’s Capacity Release Regulations. All filing fees, if any, payable in connection with the notifications, filings, registrations, submissions or other materials contemplated by this Section 5.9(b) shall be borne 50% by Buyer and 50% by Seller.
(c)   To the extent not prohibited by applicable Law, each of Buyer and Seller shall (i) promptly notify and furnish the other party copies of any correspondence or communication (including, in the case of any oral correspondence or communication, a summary thereof) between it or any of their respective Representatives, on the one hand, and any Governmental Authority, on the other hand, or any filing such party submits to any Governmental Authority, (ii) consult with and permit the other party to review in advance any proposed filing and any written or oral communication or correspondence by such party to any Governmental Authority, and (iii) consider in good faith the views of such other party in connection with any proposed filing and any written or oral communication or correspondence to any Governmental Authority, in each case, to the extent relating to the subject matter of this Section 5.9 or the Contemplated Transactions. Neither Buyer nor Seller shall agree to, or permit any of its Representatives to, participate in any meeting or discussion with any Governmental Authority in respect of any filings, investigation, inquiry or any other matter contemplated by this Section 5.9 or any Contemplated Transactions unless it consults with the other party in advance and, to the extent permitted by such Governmental Authority, gives the other party the opportunity to attend and participate in such meeting or discussion.
(d)   Notwithstanding anything in this Agreement to the contrary including Buyer’s undertaking pursuant to Section 5.5, Buyer shall not be required to take or cause to be taken, any of the following actions to the extent such action or actions would reasonably be expected, individually or in the aggregate, to be adverse to Buyer, the Company or their Subsidiaries in a magnitude that would be material to the Business, taken as a whole:

(i)
entering into any settlement, undertaking, consent decree, stipulation or agreement with or required by any Governmental Authority in connection with the Contemplated Transactions,

(ii)
proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture, or disposition of any or all assets, categories of assets or businesses of Buyer, Seller, the Company or any of their respective Subsidiaries or Affiliates,

(iii)
creating or terminating relationships, ventures, contractual rights or obligations, of Buyer, Seller, the Company or any of their respective Subsidiaries or Affiliates,

(iv)
defending through litigation any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing, and

(v)
effectuating any other change or restructuring of Buyer, the Business, or the transactions contemplated by this Agreement.

(e)   In addition, notwithstanding anything in this Agreement to the contrary including Buyer’s undertaking pursuant to Section 5.5, Buyer shall not be required to take or cause to be taken, any action related to defending through litigation any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing.
(f)   During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, except as required by this Agreement, Buyer and its Affiliates shall not engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into, that would materially impair or materially delay Buyer’s ability to consummate the Contemplated Transactions or perform its obligations hereunder. Without limiting the generality of the foregoing, none of Buyer, the Subsidiaries of Buyer or their respective Affiliates shall acquire (whether by merger, consolidation, stock or asset purchase or otherwise), or agree to so acquire, any amounts of assets of or any equity in any other Person or any business or division thereof, unless that acquisition or agreement would not reasonably be expected to (i) increase the risk of not obtaining any authorizations, Consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any waiting period under the HSR Act, or (ii) increase the risk of any Governmental Authority entering an order prohibiting the consummation of the transactions contemplated by this Agreement, or increase the risk of not being able to remove any such order on appeal or otherwise.
Section 5.10   Restructuring.
Seller shall cause the Seller Group to, as promptly as practicable, carry out, prior to the Closing Date, the Restructuring in accordance with the Restructuring Agreement. Seller shall cause the Seller Group to take all actions reasonably necessary, proper or advisable to consummate the transactions contemplated by the Restructuring at or prior to the times set forth therein. Seller shall keep Buyer reasonably apprised with respect to the status of all material matters and activity relating to or concerning the status of the Restructuring and the transactions contemplated thereby and shall consult with Buyer on a regular basis, allow Buyer the opportunity to review and approve Business Transfer Documents (as defined in the Restructuring Agreement), such approval not to be unreasonably withheld, conditioned or delayed, and cooperate in good faith in connection with Buyer’s reasonable requests for information related to the Restructuring.
Section 5.11   Financing.
(a)   Subject to the terms and conditions of this Agreement, Buyer shall use its reasonable best efforts to obtain the Financing on the terms and conditions described in the Financing Letters and any related Fee Letter (including any “market flex” provisions contained in any related Fee Letter). Buyer will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the

Equity Commitment Letter if such amendment, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Equity Financing or (ii) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or any other terms of the Equity Financing in a manner that would reasonably be expected to (A) delay or prevent the Closing Date, (B) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtain the Equity Financing, less likely to occur or (C) materially adversely impact the ability of Buyer or Seller, as applicable, to enforce their rights and remedies against the other parties to the Equity Commitment Letter. Buyer shall promptly deliver to Seller true and complete copies of any amendment, modification or waiver to or under the Equity Commitment Letter entered into in accordance with this Section 5.11. Prior to Closing, Buyer shall not permit any amendment, modification or supplement to be made to, or any waiver of any provision or remedy under, the Debt Commitment Letter or any related Fee Letter (other than (x) a waiver of any closing conditions to the funding of the Debt Financing by the Debt Financing Sources or their agents or (y) to add additional financing sources, arrangers, bookrunners, syndication agents, documentation agents or other agents, managers, co-managers or similar entities that have not executed the Debt Commitment Letter as of the date hereof) if such amendment, modification, supplement or waiver (i) reduces the aggregate amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount, except as set forth in the “market flex” provisions of the Fee Letters) to an amount that, when taken together with the aggregate amount of the Equity Financing then in effect, Buyer’s cash on hand and amounts available to be drawn under Buyer’s revolving credit facility, would be insufficient for Buyer to (A) pay an amount in cash equal to the Purchase Price pursuant to Section 2.3 and (B) pay any and all fees and expenses required to be paid by Buyer in connection with the Contemplated Transactions and the Financing or (ii) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the receipt of the Debt Financing or other terms of the Debt Financing in a manner that would reasonably be expected to (A) prevent or delay the Closing, (B) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing less likely to occur or (C) materially adversely impact Buyer’s ability to enforce its rights against the other parties to the Debt Commitment Letter or the definitive agreements related to the Debt Financing (such other terms that satisfy the foregoing requirements are referred to as “Permitted Other Terms”); provided that Buyer shall have the right to substitute other debt financing (or additional equity financing on the same terms as the Equity Financing (as it may be amended, modified, supplemented or waived in accordance with the terms of this Agreement) so long as Buyer delivers commitment letters to Seller with respect to such additional equity financing) for all or any portion of the Debt Financing contemplated by the Debt Commitment Letter from the same and/or alternative financing sources; provided further that such substitution shall not (1) reduce the aggregate amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount (except as set forth in any applicable “market flex” provisions)) to an amount that, when taken together with the aggregate amount of the Equity Financing then in effect, Buyer’s cash on hand and amounts available to be drawn under Buyer’s revolving credit facility, would be insufficient for Buyer to (A) pay an amount in cash equal to the Purchase Price pursuant to Section 2.3 and (B) pay any and all fees and expenses required to be paid by Buyer in connection with the Contemplated Transactions and the Financing or (2) impose new or additional conditions or contingencies in a manner that would reasonably be expected to (A) delay or prevent the Closing or (B) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing less likely to occur. Any reference in this Agreement to (x) “Financing”, “Equity Financing” and “Debt Financing” shall include the financing contemplated by the Financing Letters as amended, modified, supplemented, waived, replaced or substituted in compliance with this Section 5.11 and (y) “Financing Letters”, “Equity Commitment Letter”, “Fee Letter” and “Debt Commitment Letter” shall include such documents as amended, modified, supplemented, waived, replaced or substituted in compliance with this Section 5.11.
(b)   Buyer shall use its reasonable best efforts (i) except as otherwise expressly permitted by this Section 5.11, to maintain in effect the Financing Letters in accordance with the terms and subject to the conditions thereof, (ii) to negotiate and, no later than the Closing Date, enter into definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letter on the terms and conditions set forth in the Debt Commitment Letter and any related Fee Letter (including the “market flex” provisions contained in any related Fee Letter) or, if available, on other terms that are acceptable to Buyer and that are Permitted Other Terms, (iii) to satisfy on a timely basis all conditions to the funding of the

Debt Financing set forth in such definitive agreements that are applicable to Buyer and within its control in accordance with the terms and conditions thereof, (iv) to consummate the Debt Financing at or prior to the Closing if the conditions to the availability of the Debt Financing set forth in the Debt Commitment Letter and the definitive agreements with respect thereto have been satisfied, (v) to comply with its obligations under the Financing Letters and any related Fee Letter that are within its control in accordance with the terms and conditions thereof, and (vi) upon satisfaction of all conditions herein to Buyer’s obligations to effect the Closing and satisfaction of all conditions to the funding of the Debt Financing set forth in the Debt Commitment Letter and the definitive agreements with respect thereto, to enforce its rights under the Financing Letters (other than through litigation), subject to the terms and conditions of the Financing Letters and the definitive agreements with respect thereto, in the event of a breach or repudiation by any other party thereto that could reasonably be expected to materially impede or delay the Closing (after giving effect to the availability of any Alternate Financing, Buyer’s cash on hand and amounts available to be drawn under Buyer’s revolving credit facility). Buyer shall keep Seller reasonably informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Debt Financing. Without limiting the generality of the foregoing, Buyer shall give Seller prompt written notice (and in any event within three Business Days after it becomes aware thereof) (A) of any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any material breach or default) by any party to any Financing Letters, Fee Letter or any other definitive document related to the Financing of which Buyer becomes aware, in each case, that could impact the funding or closing of the Financing, (B) of the receipt by Buyer of any written notice or other communication from any Financing source with respect to (1) any material breach or default, termination or repudiation by any party to any Financing Letters, any Fee Letter or any other definitive document related to the Financing of any provisions of the Financing Letters, Fee Letter or any other definitive document related to the Financing or (2) any material dispute or disagreement between or among any parties to any Financing Letters, any Fee Letter or any other definitive document related to the Financing, in each case, that could impact the funding or closing of the Financing, and (C) if for any reason Buyer believes in good faith that there is a reasonable possibility that it will not be able to obtain on a timely basis all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Letters or the definitive documents related to the Financing in any manner which impairs, delays or prevents the consummation of the transactions contemplated by this Agreement. As soon as reasonably practicable, but in any event within three Business Days of the date Seller delivers Buyer a written request, Buyer shall provide any information reasonably requested by Seller of which Buyer is aware relating to any circumstance referred to in clause (A), (B) or (C) of the immediately preceding sentence.
(c)   If the Debt Commitment Letter shall be terminated or if any portion of the Debt Financing necessary to consummate the transactions contemplated by this Agreement becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (other than as a result of obtaining substitute debt or equity financing in accordance with Section 5.11(a)), Buyer shall promptly notify Seller and use its reasonable best efforts to arrange as promptly as practicable following the occurrence of such event to obtain alternative financing from the same or alternative sources on terms and conditions no materially less favorable to Buyer and Seller than those set forth in the Debt Commitment Letter and the related Fee Letters, in an amount at least equal to the Debt Financing or such unavailable portion thereof, as the case may be, less other sources of cash available to Buyer, on terms and conditions that would not be reasonably be expected to (i) delay or prevent the Closing or (ii) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing less likely to occur (the “Alternate Financing”), and to obtain a new financing commitment letter with respect to such Alternate Financing (the “New Commitment Letter”), which shall replace or supplement the existing Debt Commitment Letter, a true and complete copy of which (together with any related fee or other letter, which may be redacted as to fee amounts, “market flex” provisions and other customary commercial terms) shall be promptly provided to Seller. In the event any New Commitment Letter is obtained, (A) any reference in this Agreement to the “Debt Financing” shall be deemed to mean the debt financing contemplated by the Debt Commitment Letter as modified or supplemented pursuant to clause (B) below, (B) any reference in this Agreement to the “Debt Commitment Letter” shall be deemed to include the Debt Commitment Letter that is not superseded by a New Commitment Letter at the time in question and any New Commitment

Letter to the extent then in effect, and (C) any reference in this Agreement to “Fee Letter” shall be deemed to include any fee or other letter relating to the Debt Commitment Letter that is not superseded by a New Commitment Letter at the time in question and any fee or other letter relating to any New Commitment Letter to the extent then in effect.
(d)   Buyer agrees not to incur “Indebtedness” in reliance on the “Incremental Cap” (as each such term is defined in the Existing Credit Agreement (as such term is defined in the Debt Commitment Letter)) on or after the date hereof and on or prior to the Closing Date (other than, for the avoidance of doubt, the incurrence of the Debt Financing on the Closing Date) in a manner that would reasonably be expected to (i) prevent or materially delay the Closing or (ii) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing materially less likely to occur.
(e)   For purposes of this Section 5.11, the term Debt Financing shall exclude the incremental revolving facility contemplated by the Debt Commitment Letter.
Section 5.12   Financing Cooperation.
(a)   Prior to the Closing, Seller Parent, Seller and the Company shall, and each of Seller Parent, Seller and the Company shall cause the Subsidiaries of Seller Parent, the Company and VES to and shall use its reasonable best efforts to cause its Representatives (including members of senior management of the Business and legal and accounting advisors) to, provide such reasonable cooperation as is customary and reasonably requested by Buyer in connection with the arrangement and obtaining of the Debt Financing, including: (i) upon reasonable advance notice, participating in a reasonable number of lender meetings, presentations, due diligence sessions and sessions with rating agencies, (ii) furnishing Buyer and its Debt Financing Sources with the financial and other information regarding the Business, the Company, its Subsidiaries and VES that is required to be delivered pursuant to the Debt Commitment Letter, including the Required Information, (iii) assisting Buyer and its financing sources in the preparation of (A) customary confidential information memoranda and lender and investor presentations (including assistance with the preparation of  “public” versions thereof) and similar documents customary in connection with the arrangement of the Debt Financing, in each case, with respect to information relating to the Business, the Company, its Subsidiaries and VES, and providing to the financing sources customary authorization and representation letters with respect to such memoranda, presentations and documents used in connection with the Debt Financing, limited in all respects to information relating to the Business, the Company, its Subsidiaries and VES, and (B) materials for rating agency presentations, and otherwise assisting Buyer in procuring a public corporate credit rating and a public corporate family rating in respect of the borrower under the Debt Financing and public ratings for any of the Debt Financing offered in connection therewith, (iv) facilitating customary due diligence, (v) using commercially reasonable efforts to obtain such consents, surveys and title insurance as reasonably requested by Buyer or its Debt Financing Sources in connection with the Debt Financing, (vi) cooperating with Buyer’s legal counsel in delivering legal opinions in connection with the Debt Financing, (vii) assisting in the preparation of the definitive agreements with respect to the Debt Financing, including credit agreements, intercreditor agreements, pledge and security documents and certificates and other documents relating thereto or required to be delivered thereunder, as reasonably requested by Buyer, and otherwise facilitating the granting or perfection of security interests to secure the Debt Financing, including delivery of certificates representing equity interests constituting collateral, intellectual property filings with respect to intellectual property constituting collateral and mortgages with respect to Owned Real Property constituting collateral and obtaining releases of existing Liens and guarantees, in each case, subject to Section 5.12(b), and (viii) furnishing Buyer and its financing sources promptly, and in any event at least three Business Days prior to the Closing Date, with all documentation and other information required by any Governmental Authority with respect to any Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act and the requirements of 31 C.F.R. §1010.230, in each case, to the extent that such documentation and information has been reasonably requested at least ten days prior to the Closing Date. Seller Parent hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage Seller Parent or any of its Affiliates or the reputation or goodwill of Seller Parent or any of its Affiliates. All non-public or otherwise confidential information regarding Seller Parent or its

Affiliates obtained by Buyer or its Representatives pursuant to this Section 5.12 shall be kept confidential in accordance with the Confidentiality Agreement (as modified by Section 5.4(b)), including any joinder or other agreement entered into in connection therewith, and Section 5.4.
(b)   Notwithstanding anything herein to the contrary, (i) none of the Company, its Affiliates or any persons who are directors or managers of Seller Group or its Affiliates shall be required to pass resolutions or consents to approve or authorize the execution of the Debt Financing, other than resolutions or consents of directors or managers or members of the Company, its Subsidiaries and VES in their capacity as directors, managers or members of the Company, its Subsidiaries or VES immediately following the Closing and that do not become effective prior to the Closing, (ii) none of the Company, its Affiliates or any of their respective Representatives shall be required, other than customary authorization and representation letters as described in Section 5.12(a)(iii), to execute, deliver or enter into, or perform any definitive agreement, document or instrument with respect to the Debt Financing the effectiveness of which is not contingent on the occurrence of the Closing (for the avoidance of doubt, it being acknowledged by Buyer that the Seller Group is providing any authorization and representation letters to the financing sources in connection with the Debt Financing as an accommodation to assist Buyer, that Buyer is not relying, and will not rely, on any such authorization and representations letters executed or delivered by any member of the Seller Group, that the execution or delivery of any such authorization and representation letters by a member of the Seller Group shall not modify or expand the rights of or remedies available to Buyer hereunder, and that the execution or delivery of any such authorization and representation letters shall not modify or expand the representations and warranties of Seller set forth herein), (iii) other than in respect of customary authorization and representation letters as described in Section 5.12(a)(iii), no obligation of the Company, its Affiliates or any of their respective Representatives undertaken pursuant to the foregoing shall be effective until Closing, and (iv) none of the Company, its Affiliates or any of their respective Representatives shall be required to (A) pay any commitment or other similar fee in connection with the Debt Financing or incur any other cost or expense in connection with the Debt Financing prior to the Closing that is not reimbursed by Buyer, (B) take any actions to the extent such actions would interfere unreasonably with the ongoing business or operations of the Company and its Affiliates, (C) take any actions that would conflict with or violate the Company’s or its Affiliates’ organizational documents or any Laws, or that would reasonably be expected to result in a violation or breach of, or default under, any Contract to which any of them are a party or by which any of their assets are bound or (D) take any actions that would cause any representation or warranty in this Agreement to be breached or that would cause any closing condition set forth in Article VI to fail to be satisfied or that would otherwise cause a breach of this Agreement. Buyer shall, promptly upon written request by Seller or the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses incurred by the Company, its Affiliates or their respective Representatives in connection with the cooperation provided for in Section 5.12(a) and shall indemnify and hold harmless the Company, its Affiliates and their respective Representatives for and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing and any information utilized in connection therewith (other than written information provided by the Company, its Affiliates or their respective Representatives) and such obligations shall survive the termination of this Agreement.
Section 5.13   Title Insurance and Surveys.
Seller shall, and shall cause the Company and any applicable Subsidiary of the Company to, reasonably cooperate with Buyer, at the request and sole cost and expense of Buyer, in the event Buyer elects, or is required by a lender, to obtain (i) new owner’s (or lender’s) title insurance policies (or bring-downs of or endorsements to any of the existing title insurance policies, if available) from a nationally recognized title company selected by Buyer, dated as of a date reasonably proximate to the Closing Date, in amounts determined by Buyer or any lender, insuring the Company’s or the applicable Subsidiary’s (or lender’s) interest in and to any of the Owned Real Property, free and clear of any Liens other than Permitted Liens, and (ii) ALTA surveys of any Owned Real Property (or updates to existing ALTA surveys, if available) from one or more licensed surveyors selected by Buyer, sufficient to allow the title company to remove the “survey exception” from each of the title policies referenced in clause (i) above, dated as of a date reasonably proximate to the Closing Date and certified to the Company or the applicable Subsidiary, any lender, and the title company. Each of Seller Parent and Seller agrees that any such cooperation will include commercially reasonable efforts on the part of Seller Parent and Seller to cause the removal or discharge of any Liens other than Permitted Liens, delivery by the Company or the applicable Subsidiary of any reasonable and customary affidavits required by the title company, and the granting of access to the applicable Owned Real Property by the above-referenced surveyor(s). Buyer shall be solely responsible for the cost and expense of the title policies, the surveys and any related item under this Section 5.13.
Section 5.14   Affiliate Transactions.
Seller Group shall cause all Contracts, arrangements, commitments listed on Schedule 3.23 or any Contracts entered into after the date hereof that would be listed on Schedule 3.23 if entered into as of the date hereof, other than the Contracts set forth on Schedule 5.14, the Transition Services Agreement, the Pulp Supply Agreement, or any other Transaction Agreement, to be settled and terminated (unless otherwise agreed that such Contract shall expressly survive in accordance with this Agreement) prior to the Closing without any further or continuing Liability on the part of the Company, Buyer or any of their respective Affiliates.
ARTICLE VI
CONDITIONS PRECEDENT TO THE CLOSING
Section 6.1   Conditions to Each Party’s Obligations.
The respective obligations of Seller and Buyer to consummate the Contemplated Transactions are subject to the fulfillment or satisfaction on and as of the Closing of each of the following conditions (any one or more of which may only be waived in whole or in part by both Buyer and Seller Parent (on behalf of Seller) at such party’s sole discretion):
(a)   Any applicable waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated.
(b)   A Final Order constituting the FERC Approval shall have been issued.
(c)   No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Governmental Order that is in effect (whether temporary, preliminary or permanent) and would (i) make the Closing illegal or (ii) otherwise prohibit or enjoin consummation of the Contemplated Transactions.
(d)   The Stockholder Approval shall have been obtained.
(e)   The Restructuring shall have been completed in all material respects in accordance with the terms set forth in the Restructuring Agreement.
Section 6.2   Conditions to the Obligations of Buyer.
The obligation of Buyer to consummate the Contemplated Transactions are subject to the fulfillment or satisfaction on and as of the Closing of each of the following conditions (any one or more of which may only be waived in whole or in part by Buyer at its sole discretion).
(a)   Accuracy of Representations and Warranties.   (i) The representations and warranties of Seller Parent or Seller contained in Article III (other than the Seller Fundamental Representations) shall be true and correct (without giving regard to any materiality or “Material Adverse Effect” qualifications set forth therein) at and as of the Closing Date as though made as of the Closing Date (except for representations and warranties which address matters only as of a specific date, which representations and warranties shall continue as of the Closing Date to be so true and correct as of such specific date), except to the extent that the failure to be so true and correct would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, and (ii)(A) the Seller Fundamental Representations (other than the Seller Fundamental Representations set forth in Section 3.6) shall be true and correct (without giving regard to any materiality or “Material Adverse Effect” qualifications set forth therein) in all material respects, at and as of the Closing Date as though made on the Closing Date (except to the extent such Seller Fundamental Representation relates to an earlier date, in which case such Seller Fundamental Representation shall be so true and correct in all material respects, on and as of such date), and (B) the Seller Fundamental

Representations set forth in Section 3.6 shall be true and correct at and as of the Closing Date as though made on the Closing Date (except to the extent such Seller Fundamental Representation relates to an earlier date, in which case such Seller Fundamental Representation shall be so true and correct, on and as of such date).
(b)   Covenants.   Seller Parent and Seller shall have performed or complied in all material respects with its agreements and covenants required to be performed or complied with pursuant to this Agreement as of or before the Closing Date.
(c)   Closing Deliverables.   Seller shall have delivered to Buyer the items set forth in Section 2.4(a).
(d)   No Material Adverse Effect.   Between the date of this Agreement and the Closing Date, there shall have been no circumstance, condition, event, development or change that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 6.3   Conditions to the Obligations of Seller.
The obligation of Seller to consummate the Contemplated Transactions is subject to the fulfillment or satisfaction on and as of the Closing Date of each of the following conditions (any one or more of which may only be waived in whole or in part by Seller at its sole discretion).
(a)   Accuracy of Representations and Warranties.   (i) The representations and warranties of Buyer contained in Article IV (other than the Buyer Fundamental Representations) shall be true and correct (without giving regard to any materiality or “Material Adverse Effect” qualifications set forth therein) as of the Closing Date as though made as of the Closing Date (except for representations and warranties which address matters only as of a specific date, which representations and warranties shall continue as of the Closing Date to be so true and correct as of such specific date), except to the extent that the failure to be so true and correct would not reasonably be expected to have a material adverse effect on the ability of Buyer to consummate the Contemplated Transactions or fulfill its obligations hereunder, and (ii) the Buyer Fundamental Representations shall be true and correct in all material respects, at and as of the Closing Date as though made on the Closing Date (except to the extent such Buyer Fundamental Representation relates to an earlier date, in which case such Buyer Fundamental Representation shall be so true and correct in all material respects, on and as of such date).
(b)   Covenants.   Buyer shall have performed or complied in all material respects with its agreements and covenants required to be performed or complied with pursuant to this Agreement as of or before the Closing Date.
(c)   Closing Deliverables.   Buyer shall have delivered to Seller the items set forth in Section 2.4(b).
Section 6.4   Frustration of Closing Conditions.
Neither Seller nor Buyer may rely, either as a basis for not consummating the Contemplated Transactions or terminating this Agreement and abandoning such purchase and sale, on the failure of any condition set forth in Section 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement.
ARTICLE VII
TERMINATION OF AGREEMENT
Section 7.1   Termination.
At any time prior to the Closing, this Agreement may be terminated and the Contemplated Transactions abandoned as follows (and the party seeking to terminate this Agreement pursuant to this Section 7.1 (other than Section 7.1(a)) shall give written notice of such termination to the other party setting forth a brief description of the basis on which it is terminating this Agreement):
(a)   by the mutual written consent of both Buyer and Seller,

(b)   subject to Section 10.11, by either Buyer or Seller, if the Closing shall not have occurred on or before May 11, 2020 or such other date that the parties may agree upon in writing (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any such party, if a breach of this Agreement by such party (or, in the case of Seller, Seller Parent) has resulted in the failure of the Closing to occur before the Outside Date,
(c)   by either Buyer or Seller, if  (i) there shall be any Law enacted, promulgated or issued by any Governmental Authority that makes consummation of the Closing illegal or otherwise prohibited (ii) any Governmental Authority shall have issued a Governmental Order permanently enjoining the Contemplated Transactions, and such Governmental Order shall have become final and non-appealable,
(d)   by either Buyer or Seller if the Stockholder Approval is not obtained at the Stockholders Meeting duly convened (unless such Stockholders Meeting has been adjourned, in which case at the final adjournment thereof),
(e)   by Buyer, if  (i) there shall have been a material breach by Seller Parent or Seller of any representation, warranty, covenant or agreement contained herein that would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2 to be satisfied, (ii) Buyer is not then in breach of any material provision of this Agreement, and (iii) such breach by Seller Parent or Seller shall not have been cured on or prior to the 45th Business Day after receipt by Seller of written notice of such breach from Buyer,
(f)   by Buyer, prior to receipt of Stockholder Approval, if the Board has made an Adverse Recommendation Change,
(g)   by Seller, if  (i) there shall have been a material breach by Buyer of any representation, warranty, covenant or agreement contained herein that would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3 to be satisfied, (ii) Seller or Seller Parent is not then in breach of any material provision of this Agreement, and (iii) such breach by Buyer shall not have been cured on or prior to the 45th Business Day after receipt by Buyer of written notice of such breach from Seller,
(h)   by Seller, prior to receipt of Stockholder Approval, in order to enter into Alternative Acquisition Agreement with respect to a Superior Proposal; provided that (i) Seller Parent has complied in all material respects with its obligations under Section 5.2 and (ii) Seller Parent prior to or concurrently with such termination pays to Buyer the Seller Termination Fee in accordance with Section 7.3(b) and the termination pursuant to this Section 7.1(h) shall not be effective and Seller shall not enter into any such Alternative Acquisition Agreement until Buyer is in receipt of the Seller Termination Fee, and
(i)   by Seller, if  (i) all conditions set forth in Section 6.1 and Section 6.3 have been satisfied (or are capable of being satisfied and would have been satisfied at the Closing were the Closing to occur on the date of such termination) and the Closing is required to occur in accordance with Section 2.2, (ii) Seller has confirmed in writing to Buyer that it intends to terminate this Agreement pursuant to this Section 7.1(i) and irrevocably confirming it is ready, willing and able to consummate the Contemplated Transactions and is prepared to satisfy the conditions set forth in Section 6.3 that cannot be satisfied until the Closing on such date, and (iii) Buyer has failed to consummate the Closing within five Business Days after Seller has delivered the written confirmation referenced in clause (ii) above to Buyer.
Section 7.2   Effect of Termination.
In the event of the termination of this Agreement in accordance with this Article VII:
(a)   this Agreement shall forthwith become null and void (except for this Section 7.2, the final sentence of Section 5.9(a), the penultimate and the final sentence of Section 5.12(a), the final sentence of Section 5.12(b), Section 7.3, Section 8.4, Section 8.5 and Article X, each of which shall survive such termination and remain valid and binding obligations of the parties in accordance with their terms), and
(b)   other than as set forth in Section 7.3, there shall be no Liability of any kind on the part of Buyer or Seller or any of Buyer’s or Seller’s former, current or future Affiliates, Representatives, officers, directors, direct or indirect general or limited partners, equityholders, stockholders, controlling Persons, managers or members; provided, however, that termination pursuant to this Article VII shall not relieve any of the parties from such Liability (i) pursuant to the Sections specified in Section 7.2(a) that survive termination or (ii) for any willful breach of this Agreement prior to such termination or for Fraud.
Section 7.3   Termination Fees.
(a)   In the event this Agreement is terminated pursuant to Section 7.1(i), then Buyer shall pay to Seller (or its designated Affiliates) a termination fee of  $15,000,000 in cash (the “Buyer Termination Fee”) as liquidated damages in connection with any such termination, to be paid within seven Business Days of the date on which this Agreement is terminated. Such Buyer Termination Fee shall be paid by wire transfer of immediately available U.S. dollars to the applicable account or accounts designated in writing to Buyer by Seller.
(b)   In the event this Agreement is terminated pursuant to (i) Section 7.1(f) or (ii) Section 7.1(h), then Seller Parent shall pay to Buyer (or its designated Affiliates) a termination fee of  $15,000,000 in cash (the “Seller Termination Fee”) as liquidated damages in connection with any such termination, to be paid within two Business Days of the date on which this Agreement is terminated. Such Seller Termination Fee shall be paid by wire transfer of immediately available U.S. dollars to the applicable account or accounts designated in writing to Seller Parent by Buyer.
(c)   (i) (x) In the event this Agreement is terminated pursuant to Section 7.1(b) (but only if Seller Termination Fee is not also payable under Section 7.3(b)), (y) Buyer terminates this Agreement pursuant to Section 7.1(e), or (z) either party terminates this Agreement pursuant to Section 7.1(d), (ii) a Competing Proposal shall have been publicly disclosed or privately made to the Board after the date hereof, and, in the case of any privately made proposals to the Board, not withdrawn, (x) in the case of a termination pursuant to Section 7.1(b) or Section 7.1(e), prior to the date of such termination, or (y) in the case of a termination pursuant to Section 7.1(d), prior to the date of the Stockholders Meeting, and (iii) within 12 months after the termination of this Agreement, Seller shall have entered into an Alternative Acquisition Agreement or consummated a Competing Proposal, then Seller Parent shall pay Seller Termination Fee to Buyer (to an account designated in writing by Buyer) within two Business Days after the date Seller consummates such transaction (provided that for purposes of this Section 7.3(c)(iii), the applicable percentage in the definition of Competing Proposal shall be “50.1%” rather than “20%”).
(d)   In the event this Agreement is terminated by either Seller or Buyer pursuant to Section 7.1(b) without the Stockholder Approval having been obtained or Section 7.1(d), then Seller Parent shall pay to Buyer (by wire transfer of immediately available funds promptly following delivery by Buyer to Seller of a written statement setting forth the amount of Buyer Expenses and reasonable documentation thereof), all reasonable out-of-pocket costs, fees and expenses incurred by Buyer in connection with this Agreement and the Contemplated Transactions (the “Buyer Expenses”); provided that Seller Parent shall not be obligated to pay Buyer Expenses in excess of  $3,500,000; provided further that any payment of Buyer Expenses shall not affect Buyer’s right to receive any Seller Termination Fee otherwise due under Section 7.3 that becomes due and payable and all Buyer Expenses so paid shall reduce the amount of the Seller Termination Fee.
(e)   The parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if either party fails to promptly pay any amount due pursuant to Section 7.3(a), (b), (c) or (d), as applicable, the party failing to pay the applicable termination fee shall also pay any costs, fees and expenses incurred by such other party (including reasonable legal fees and expenses) in connection with a legal action to enforce this Agreement that results in a judgment for such amount against such party. Either party may pursue both a grant of specific performance in accordance with (and subject to the limitations set forth in) Section 10.11 and the payment of Seller Termination Fee or Buyer Termination Fee, as applicable, and the fees and expenses pursuant to this Section 7.3(e); provided that under no circumstances shall either party be permitted or entitled to receive both a grant of specific performance resulting in the Closing and of payment of Seller Termination Fee or Buyer Termination Fee, as applicable, or any such fees and expenses. Seller Termination Fee and Buyer Termination Fee shall be considered liquidated damages (and not a penalty) for any and all Damages suffered or incurred by Seller or

Buyer or any other Person, as applicable, in connection with this Agreement, any other Transaction Agreement and the transactions contemplated hereby or thereby (and the abandonment or termination thereof) or any other matter forming the basis for such termination.
(f)   Without limiting the rights of Seller under Section 10.11 prior to the termination of this Agreement pursuant to Section 7.1, if this Agreement is terminated under circumstances in which Buyer is obligated to pay the Buyer Termination Fee under Section 7.3(a), except as otherwise contemplated by the provisos at the end of this sentence, upon payment of the Buyer Termination Fee, Buyer, its Affiliates and any of the Debt Financing Source Related Parties and their respective Affiliates and Representatives shall have no further liability with respect to this Agreement or the Contemplated Transactions, including the Financing, to Seller Group, and payment of the Buyer Termination Fee by Buyer shall be Seller Parent’s and Seller’s sole and exclusive remedy for any claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, suffered or incurred by Seller Group or any other Person in connection with this Agreement, the Contemplated Transactions, including the Financing (and the termination thereof) or any matter forming the basis for such termination, and Seller Parent and Seller shall not have, and expressly waives and relinquishes, any other right, remedy or recourse (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity), including against any Debt Financing Source Related Party; provided that regardless of whether Buyer pays or is obligated to pay the Buyer Termination Fee, nothing in this Section 7.3(f) shall release Buyer from liability for Fraud; provided further that Seller may elect by written notice to Buyer within two Business Days of the date this Agreement is terminated under circumstances in which Buyer is obligated to pay the Buyer Termination Fee that Seller intends to pursue a claim against Buyer for willful breach by Buyer of this Agreement, in which case the Buyer Termination Fee shall not be so payable. If this Agreement is terminated under circumstances in which Seller Parent is obligated to pay the Seller Termination Fee under Section 7.3(b) or Section 7.3(c) except as otherwise contemplated by the proviso at the end of this sentence, upon payment of the Seller Termination Fee, Seller Parent and its Affiliates shall have no further liability with respect to this Agreement or the Contemplated Transactions to Buyer or any of its Affiliates or Representatives, and payment of the Seller Termination Fee shall be Buyer’s sole and exclusive remedy for any claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, suffered or incurred by Buyer, Affiliates and any other Person in connection with this Agreement, the Contemplated Transactions (and the termination thereof) or any matter forming the basis for such termination, and Buyer shall not have, and each expressly waives and relinquishes, any other right, remedy or recourse (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity); provided that regardless of whether Seller Parent pays or is obligated to pay the Seller Termination Fee, nothing in this Section 7.3(f) shall release Seller Parent or Seller from liability for Fraud; provided further that Buyer may elect by written notice to Seller within two Business Days of the date this Agreement is terminated under circumstances in which Seller is obligated to pay the Seller Termination Fee to pursue a claim against Seller for willful breach by Seller of this Agreement, in which case the Seller Termination Fee shall not be so payable. The parties acknowledge and agree that in no event shall Seller Parent or Buyer, as applicable, be required to pay the Seller Termination Fee or the Buyer Termination Fee, as applicable, on more than one occasion.
ARTICLE VIII
OTHER COVENANTS AND AGREEMENTS
Section 8.1   Employee and Employee Benefits Matters.
(a)   Transfer of Business Employees.   On or prior to the Closing, Seller shall, or shall cause its Affiliates, to take all necessary action to (i) transfer the employment of each Business Employee (other than an Inactive Business Employee) to the Company (or a Subsidiary thereof) and (ii) ensure that, effective as of the Closing Date, the Company and its Subsidiaries have no employees other than the Business Employees. No later than 10 Business Days prior to the Closing Date, Buyer shall, or shall cause one of its Affiliates to, make a written offer of employment or an offer to engage as an independent contractor the individual providing service primarily to the Business who is not employed in the U.S. by the Company or a Subsidiary thereof  (the “Foreign Service Provider”). On or prior to the Closing, Seller shall, or shall cause its Affiliates, to assign to the Company and its Subsidiaries all restrictive covenant agreements in respect of any Business Employees and Former Employees.
(b)   Company-Sponsored Plans.   With respect to participation by the Business Employees in the Plans that are listed on Schedule 8.1(b) (such plans, the “Seller-Sponsored Plans”), Seller shall either (i) cause to be established, in respect of the Company and its Subsidiaries, a stand-alone payroll and human resources information system (“HRIS”) as well as stand-alone Plans sponsored by the Company or its Subsidiaries (such plans, the “Company-Sponsored Plans”) that replicate the terms of the corresponding Seller-Sponsored Plans in all material respects, as such terms are in effect immediately prior to Closing, and cause the Business Employees (other than the Inactive Business Employees) to become, as of the Closing Date, covered exclusively by the Company’s payroll and HRIS and participants in the corresponding Company-Sponsored Plans, or (ii) in the event that such stand-alone payroll, HRIS or one or more Company-Sponsored Plans are not yet in effect as of the Closing, allow the Business Employees and any newly hired employees hired by the Company or its Subsidiaries after the Closing, who would otherwise be eligible under the Seller-Sponsored Plans (if employed prior to the Closing), to remain or become, as applicable, participants in the corresponding Seller-Sponsored Plans (and, if necessary to continue such Seller-Sponsored Plan participation, remain or become, as applicable, covered under the payroll and HRIS of Seller and its Affiliates) or to be provided with the benefits offered under the Seller-Sponsored Plans during a transition period commencing upon the Closing pursuant to the Transition Services Agreement (which shall provide that Buyer shall pay Seller for the cost of all such benefits and payments made to, with respect to, or incurred by the Business Employees (and any such newly hired employees) during such transition period) and ending not later than December 31, 2020. Not later than 30 days prior to the Closing, Seller shall provide Buyer with a list of all Company-Sponsored Plans that shall be in effect as of the Closing, and in respect of any Seller-Sponsored Plan for which the corresponding Company-Sponsored Plan is not set forth on such list, Seller and Buyer shall cooperate in good faith to enter into the Transition Services Agreement with respect to any such Seller-Sponsored Plan described in the immediately preceding sentence prior to the Closing.
(c)   Represented Employees.   Each Business Employee (other than any Inactive Business Employee) who is employed by the Company or any of its Subsidiaries as of immediately prior to the Closing and who is represented by a labor union as of immediately prior to the Closing shall remain employed with the Company or one of its Subsidiaries at Closing and Buyer shall, as of the Closing Date, recognize each applicable labor union, assume the Collective Bargaining Agreement(s) in effect immediately prior to the Closing Date governing those Business Employees and comply with all the obligations thereunder pursuant to the terms therein. Following the Closing Date, Buyer shall credit Business Employees represented by a labor union for years of service with the Company, Seller and any Seller Affiliate for all purposes and as required by the applicable Collective Bargaining Agreement (other than for purposes of defined benefit pension plans (except for any plan with respect to which assets and liabilities will transfer to Buyer pursuant to this Section 8.1) and post-employment welfare plans or arrangements).
(d)   Non-Represented Employees.   Each Business Employee (other than any Inactive Business Employee) who is employed by the Company or any of its Subsidiaries as of immediately prior to the Closing and is not represented by a labor union as of immediately prior to the Closing (each, a “Non-Represented Employee”) shall remain employed with the Company or Buyer or an Affiliate of Buyer at Closing and, upon the Closing, Buyer shall be responsible for providing compensation (including any incentive bonuses, commissions and/or other incentive opportunities) and employee benefits to such Business Employees following the Closing in accordance with this Section 8.1(d). For the avoidance of doubt, this Section 8.1(d) shall not create any right in any Business Employee or any other Person to any continued employment or service with Buyer, the Company or any of their respective Affiliates or alter the “at-will” nature of any such Business Employee or other Person or create any right to any compensation or benefits of any nature or kind whatsoever. All Business Employees (other than any Inactive Business Employees) who as of the date immediately prior to the Closing Date are employed and are not represented by a labor union and/or governed by a Collective Bargaining Agreement, shall be employed by the Buyer following the Closing Date and until (i) December 31, 2020, if the Closing Date occurs on or prior to March 31, 2020, or (ii) the one year anniversary of the Closing Date, if the Closing Date occurs after

March 31, 2020 (or, in the case of clauses (i) and (ii), such earlier date on which such Business Employee’s employment with Buyer and its Affiliates terminates for any reason), in each case, on terms and conditions that are no less favorable in the aggregate than the terms and conditions in place for those Business Employees immediately prior to the Closing Date (excluding for this purpose any one-time or otherwise special or non-ordinary course incentive compensation opportunities and any equity-based or equity related compensation, any defined benefit pension plan or post-employment welfare benefits).
(e)   Inactive Business Employees.   Immediately following the date on which any Business Employee who, as of the Closing Date, is on an approved leave of absence from which such Business Employee is entitled to return to active employment pursuant to the applicable written employment policies of Seller or any of its Affiliates or pursuant to applicable Law or any applicable Collective Bargaining Agreement (each, an “Inactive Business Employee”) presents himself or herself to Buyer or its Affiliates for active employment and is able to return to work, Buyer shall, or shall cause one of its Affiliates to, offer employment to such Inactive Business Employee, on terms consistent with those applicable to Business Employees generally under this Section 8.1, except with respect to timing, such offer shall be to commence employment with Buyer or one of its Affiliates upon such Inactive Business Employee’s return to active status (the date that employment with the Buyer or one of its Affiliates commences, the “Employment Commencement Date”). For each Business Employee who was an Inactive Business Employee prior to the Employment Commencement Date, (i) the Buyer’s (or its Affiliate’s) obligations hereunder shall commence on such Employment Commencement Date and (ii) all references to “Closing Date” or “Closing”, as applicable, in this Section 8.1, except for the reference to the “one year anniversary of the Closing Date” in Section 8.1(d), shall instead refer to the Employment Commencement Date. Buyer shall be under no obligation to offer employment to any Inactive Business Employee after the later of  (A) the end of the six (6) month period immediately following the Closing Date and (B) the applicable period for reinstatement rights required under the terms of any applicable Collective Bargaining Agreement. Without limiting the generality of Section 8.1(f), Seller shall indemnify, defend and hold Buyer and its Affiliates harmless from and against any Liabilities in respect of any Inactive Business Employee in respect of the period prior to the Employment Commencement Date.
(f)   Employee Liabilities.   Seller shall indemnify, defend and hold Buyer and its Affiliates harmless from and against any Liabilities in respect of any current or former officer, employee, agent, director, consultant, independent contractor or other service provider of Seller or any of its Affiliates (other than, in respect of any Liability arising after the Closing, the Business Employees) and any Plan sponsored by Seller or its Affiliates (other than, in respect of any Liability arising after the Closing, any Company Plan, and any Liabilities in respect of the period prior to the Closing explicitly assumed by Buyer or its Affiliates or an employee benefit plan sponsored thereby pursuant to Section 8.1(i), 8.1(j), 8.1(k) or 8.1(p)). For the avoidance of doubt, Seller shall retain any Liabilities for any Business Employees or Former Employees for any event or incident covered by any Seller-Sponsored Plans occurring prior to the Closing Date. Except as set forth in Section 8.1(e), Buyer shall indemnify, defend and hold Seller harmless from and against any Liabilities in respect of any Business Employees or Company Plan arising after the Closing Date and any Liabilities explicitly assumed by Buyer or its Affiliates herein.
(g)   Service Credit.   As of the Closing Date, Buyer shall cause each Non-Represented Employee to receive service credit for purposes of eligibility to participate and vesting, and, solely in cases of vacation and severance benefits, benefit accruals (“Service Credit”) under any employee benefit plan, program or policy (including any vacation or paid time off program or policy) sponsored, maintained or contributed to by Buyer or any of its Affiliates for the Business Employees following the Closing Date (other than for purposes of defined benefit pension plans (except for any plan with respect to which assets will transfer to Buyer pursuant to this Section 8.1) and post-employment welfare plans or arrangements), to the same extent such service is recognized under comparable plans, programs and policies sponsored, maintained or contributed to by a member of the Seller Group immediately prior to the Closing Date. Nothing in this Section 8.1(g) shall require the crediting of service that would operate to duplicate any benefits or funding of any such benefits or with respect to any plan, program or policy of Buyer or its Affiliates that is no longer open to new participants or under which benefits accruals by participants thereunder have ceased.

(h)   Terms of Coverage.   As of the Closing Date, with respect to the welfare benefit plans, programs and arrangements in which any Business Employee and in which current spouses, former spouses, domestic partners, covered dependents and beneficiaries of such Business Employees participate, Buyer shall use commercially reasonable efforts to (i) waive, or cause to be waived, any limitations on benefits relating to pre-existing conditions (if any) or requirement for evidence of insurability to the extent such limitation had already been satisfied under the applicable Plan, and (ii) recognize or cause to be recognized any expenses for purposes of satisfying any out of pocket maximums or deductibles in plans, programs or arrangements of Buyer for the calendar year in which the Closing Date occurs to the extent recognized under a Plan.
(i)   401(k) Plan-to-Plan Transfers.   As soon as administratively practicable following the Closing Date, but no later than the date that is six months after the Closing Date, Buyer shall cause the trustee of its defined contribution 401(k) plan to accept a direct transfer of all amounts in any account balance and related liabilities which any Business Employee (or current spouse, or former spouse or beneficiary of an Business Employee) has in the 401(k) Plan, (the “401(k) Transfer”). The 401(k) Transfer shall be done in accordance with Section 414(l) of the Code and the regulations, and the 401(k) Transfer shall be made in cash or in cash equivalents or, with respect to outstanding loans, loan receivables. Prior to the 401(k) Transfer, Buyer shall provide Seller Parent with reasonable written assurance that Buyer’s 401(k) plan is qualified under Section 401(a) and 401(k) of the Code and its related trust is tax exempt under Section 501(a) of the Code and Seller Parent may delay such transfer until it receives such assurance. Seller Parent and Buyer shall each reasonably cooperate with the other and shall provide to the other such written documentation, information and assistance as is reasonably necessary to effect the provisions of this Section 8.1(i). Seller shall indemnify, defend and hold Buyer and its Affiliates harmless from and against any and all Liabilities arising out of the failure by Seller to administer Seller’s 401(k) Plan in compliance with its terms or applicable Law.
(j)   Verso Plan Plan-to-Plan Transfer.
(i)
Effective as of the Closing Date, Buyer agrees to cause the Appropriate Defined Benefit Plan to assume in compliance with ERISA § 208 all Assumed Benefit Liabilities under the Verso Plan. As soon as administratively practicable following the Closing Date, but no later than the date that is six months after the Closing Date (such date, the “Plan Liability Transfer Effective Date”), Buyer shall cause the trustee of the Appropriate Defined Benefit Plan to assume all benefit obligations accrued by the Business Employees and Inactive Business Employees (or current spouses, or former spouses or beneficiaries of the Business Employees and Inactive Business Employees) and a group of other participants (or current spouses, or former spouses or beneficiaries of such participants) under the Verso Plan (the “Qualified Verso Plan Transfer”), which other participants shall be selected in accordance with Schedule 8.1(j) (such participants, together with the Business Employees and Inactive Business Employees who have accrued benefits under the Verso Plan as of the Closing Date, collectively, the “Qualified Verso Plan Participants”). As of the Plan Liability Transfer Effective Date, Seller Parent shall cause to be transferred from the trust for the Verso Plan to the trust maintained for the Appropriate Defined Benefit Plan (i) all Liabilities with respect to benefits accrued by the Qualified Verso Plan Participants in the Verso Plan determined as of the Closing Date (the “Assumed Benefit Liabilities”), calculated using the Pension Liability Assumptions, and (ii) assets related to the Assumed Benefit Liabilities determined in accordance with the applicable requirements of Section 414(l) of the Code and Section 4044 of ERISA and the regulations thereunder (the “Transfer Amount”). The Transfer Amount shall be (A) adjusted for the earnings or losses from the Closing Date through the date that is no more than five (5) days before the Plan Liability Transfer Effective Date based on the performance of the asset identified in Annex III during such period, provided that if Buyer’s actuary and Seller’s actuary agree that such adjustment would cause an amount of assets to be transferred to the Appropriate Defined Benefit Plan that exceeds the applicable requirements of Section 414(l) of the Code, then within five days following the Plan Liability Transfer Effective Date, Seller shall pay Buyer an amount in cash equal to the shortfall and (B) reduced by the amount of any benefit payments paid from the trust for the Verso Plan to Qualified Verso Plan Participants during the period commencing on the Closing Date through the

Plan Liability Transfer Effective Date. The transfer of the Transfer Amount from the trust for the Verso Plan to the trust maintained for the Appropriate Defined Benefit Plan shall consist of an amount in cash equal to the Transfer Amount adjusted in accordance with Section 8.1(j)(i)(A) and (B). Notwithstanding anything in this Section 8.1(j) to the contrary, following the Closing Date and until the Plan Liability Transfer Effective Date, the Seller shall cause the trust under the Verso Plan to continue to make benefit payments to the Qualified Verso Plan Participants as they come due under the terms of the Verso Plan, if any, to the extent that such benefits have accrued on or before the Closing Date.
(ii)
For purposes of this Section 8.1(j), the “Appropriate Defined Benefit Plan” shall mean the defined benefit plan sponsored by Buyer or one of its Affiliates that is qualified under Section 401(a) of the Code and whose related trust is tax exempt under Section 501(a) of the Code. Prior to the Qualified Verso Plan Transfer, Buyer shall provide Seller Parent with reasonable written assurance that the Appropriate Defined Benefit Plan is qualified under Section 401(a) of the Code and its related trust is tax exempt under Section 501(a) of the Code and Seller Parent may delay such transfer until it receives such assurance. Seller Parent and Buyer shall each reasonably cooperate with the other and shall provide to the other such written documentation, information and assistance as is reasonably necessary to effect the provisions of this Section 8.1(j).

(iii)
The amount of the Assumed Benefit Liabilities shall be determined as of the Closing Date using the Pension Liability Assumptions; provided, however, that the amount of such Assumed Benefit Liabilities less the Transfer Amount, determined as of the Closing Date and excluding any adjustments under Section 8.1(j)(i)(A) and (B) (the “Net Pension Liability”), shall be as close as reasonably feasible to the Assumed Unfunded Pension Amount, shall not be less than the Assumed Unfunded Pension Amount and shall not exceed the Assumed Unfunded Pension Amount by more than $2,500,000.00. The Appropriate Defined Benefit Plan shall assume the Assumed Benefit Liabilities (as reduced in accordance with clause (B) of Section 8.1(j)(ii)) on the Plan Liability Transfer Effective Date, but with effect from the Closing Date, and subject to receipt of the Transfer Amount. If the Net Pension Liability is greater than the Assumed Unfunded Pension Amount, within five days following the Plan Liability Transfer Effective Date, Seller shall pay Buyer an amount in cash equal to the Net Pension Liability minus the Assumed Unfunded Pension Amount, which amount in cash shall be adjusted to reflect an assumed rate of investment earnings (or losses) for the period commencing on the Closing Date through the Plan Liability Transfer Effective Date based on the performance of the asset identified in Annex III.

(iv)
As soon as practicable, but not more than 90 days after the Closing Date, Seller Parent shall provide Buyer with a detailed summary of the calculations and any back-up data reasonably requested by Buyer in respect of the Assumed Benefit Liabilities and Transfer Amount, as set forth in Section 8.1(j)(ii). If Buyer or Buyer’s actuary does not notify Seller Parent to the contrary within 60 days after the delivery to Buyer of such detailed summary and data, the calculations of the enrolled actuary for the Verso Plan pursuant to this Section 8.1(j) shall be deemed to be final, conclusive and binding on the parties. If, however, Buyer notifies Seller Parent in writing within such period that there is a good faith dispute between the calculations of the enrolled actuary for the Verso Plan and Buyer’s actuary as to the calculation of the Assumed Benefit Liabilities or the Transfer Amount, then the parties shall then attempt to resolve their differences with respect thereto. If the parties are unable to resolve their dispute within 60 days after the date Buyer notifies the Seller Parent of any objections to the calculations of the enrolled actuary for the Verso Plan, then any unresolved objections shall be resolved conclusively and bindingly for the parties through a determination made by the Neutral Actuary Firm (acting solely as an expert and not as an arbitrator). The Neutral Actuary Firm shall be instructed to make a determination with respect to such unresolved objections. The parties shall provide the Neutral Actuary Firm with all necessary documents as requested by it as soon as possible and shall instruct the Neutral Actuary Firm to render its decision in accordance with the terms set forth in this Section 8.1(j) and as promptly as reasonably practicable. The Neutral Actuary Firm shall be instructed to grant the parties the opportunity to state their points of view and, if the Neutral Actuary Firm determines that a hearing would be appropriate, the Neutral Actuary Firm may conduct a hearing on the unresolved objections submitted to the Neutral Actuary Firm. All submissions by Seller Parent or the Buyer to the Neutral Actuary Firm shall be in writing and shall simultaneously be delivered to the other party and there shall be no ex parte communication with the Neutral Actuary Firm. The Neutral Actuary Firm shall be instructed to submit its decision and its reasoning in writing to the parties. Absent fraud, intentional misconduct or manifest error, the resolution by the Neutral Actuary Firm of the unresolved objections referred to the Neutral Actuary Firm shall be final and binding upon the parties. The fees and disbursements of the Neutral Actuary Firm shall be allocated between the Seller Parent and the Buyer in the same proportion that the aggregate amount of unresolved objections so submitted to the Neutral Actuary Firm are unsuccessfully disputed by each such party (as finally determined by the Neutral Actuary Firm) bears to the total amount of the unresolved objections so submitted, as determined by the Neutral Actuary Firm in its final determination. Notwithstanding any of the foregoing provisions relating to a dispute, in the event that the aggregate amount in controversy is less than $50,000 and remains unresolved on the last day of the 60-day period following the date Buyer notifies Seller Parent of any objections to the calculations of the enrolled actuary for the Verso Plan, the dispute shall not be submitted to the Neutral Actuary Firm and, instead, the parties shall be deemed to have agreed to settle the dispute for an amount equal to one-half of the amount in controversy.
(v)
Seller shall indemnify, defend and hold Buyer and its Affiliates harmless from and against any and all Liabilities arising out of the failure by Seller to administer the Verso Plan in compliance with its terms or applicable Law if such failure occurred prior to the Plan Liability Transfer Effective Date.

(k)   FSA Spin-Off.   Effective as of the Closing Date (or, if later, the date that participation by Business Employees in the Seller-Sponsored Plan that is a FSA Plan in accordance with Section 8.1(b) terminates (the later of such dates, the “FSA Transfer Date”)), any Business Employee (or current spouse, or former spouse, domestic partner, covered dependent or beneficiary of a Business Employee) shall cease to participate in any Seller-Sponsored Plan that is a health care and/or dependent care flexible spending account (a “FSA”). With respect to any Business Employee (or current spouse, or former spouse or beneficiary of a Business Employee) who immediately prior to the FSA Transfer Date was a participant in any Seller-Sponsored Plan that is a health care or dependent care flexible spending account plan (a “FSA Plan”) (and, if applicable pursuant to Section 8.1(b), any other employee of the Company or any of its Subsidiaries hired after the Closing Date who is a participant in any Seller-Sponsored Plan that is an FSA Plan (all such participants, the “FSA Participants”)), Buyer shall, or shall cause its Affiliates to, accept a spin-off of such FSA Participant’s FSA (if any) (or of a current spouse, or former spouse, domestic partner, covered dependent or beneficiary of a FSA Participant) for the calendar year in which the FSA Transfer Date occurs to the Company-Sponsored Plan that is a FSA Plan or any other FSA Plan designated by Buyer, and Buyer shall honor and continue through the end of the calendar year in which the FSA Transfer Date occurs the election of the FSA Participant’s FSA (if any) (or of a current spouse, or former spouse, domestic partner, covered dependent or beneficiary of a FSA Participant) in effect under the applicable Seller-Sponsored Plan that is a FSA Plan immediately prior to the FSA Transfer Date. On and after the FSA Transfer Date, Buyer shall assume obligations to administer and pay, under the Company-Sponsored Plan that is a FSA Plan or any other applicable plans of Buyer or any of its Affiliates, all eligible reimbursement claims of any FSA Participant (or current spouse, or former spouse, domestic partner, covered dependent or beneficiary of a FSA Participant) incurred, but not paid, in the calendar year in which the FSA Transfer Date occurs that are eligible for reimbursement and are submitted for payment on or after the FSA Transfer Date, whether such claims arose before, on or after the FSA Transfer Date, other than any claims arising out of the failure by Seller or its Affiliates to administer the FSA Plan in compliance with its terms or applicable Law. As soon as practicable following the FSA Transfer Date, Seller or its Subsidiaries shall cause to be transferred to Buyer an amount in cash equal to (i) the sum of all contributions to each applicable FSA made with respect to the calendar year in which the FSA Transfer

Date occurs by any FSA Participant (or current spouse, or former spouse, domestic partner, covered dependent or beneficiary of such FSA Participant), reduced by (ii) the sum of all reimbursement payouts for claims paid to such FSA Participant (or current spouse, or former spouse, domestic partner, covered dependent or beneficiary of such FSA Participant) under the Seller-Sponsored Plan that is a FSA Plan in the calendar year in which the FSA Transfer Date occurs that were paid prior to the FSA Transfer Date. Notwithstanding any provision of this Section 8.1(k) to the contrary, from and after the Closing, the Seller-Sponsored Plan that is a FSA Plan shall retain and be solely liable for the FSA of each FSA Participant in respect of the calendar year ending immediately prior to the calendar year in which the Closing occurs, and in the event that there is a period of time remaining under the terms of such Seller-Sponsored Plan that is an FSA Plan for such FSA Participant to submit claims and the FSA Participant has a remaining balance thereunder, Seller shall cause the applicable Seller-Sponsored Plan to make reimbursement payouts thereunder as though the Closing had not occurred.
(l)   Notwithstanding any provision of this Agreement to the contrary, to the extent any claims for benefits under any Plan that is a health plan are incurred with respect to any Business Employee (or current spouse, or former spouse, domestic partner, covered dependent or beneficiary of an Business Employee) for services rendered prior to the Closing Date, such claims shall remain a Liability of the applicable Plan of Seller Parent or its Affiliates, and any claims under any Plan that is a life insurance plan or disability plan with respect to any Business Employee (or current spouse, or former spouse, domestic partner, covered dependent or beneficiary of an Business Employee) arising out of events occurring prior to the Closing Date shall remain a Liability of the applicable Plan of Seller Parent or its Affiliate.
(m)   Workers’ Compensation.   Seller and its Affiliates shall be responsible for all claims for workers’ compensation benefits which are incurred on or prior to the Closing Date by Business Employees and covered under Seller’s worker compensation policies. Buyer and its Affiliates shall be responsible for all claims for workers’ compensation claims that are incurred after the Closing Date by Business Employees and covered under Buyer’s workers compensation policies. For purposes of this Section 8.1(m), a claim for workers’ compensation benefits shall be deemed to be incurred when the event giving rise to the claim occurs; provided that responsibility for a workers’ compensation claim that arises from a repetitive activity that occurs over a period both preceding and following the Closing Date shall be apportioned pursuant to applicable workers’ compensation law and in accordance with applicable workers’ compensation insurance policies held by each party.
(n)   COBRA Benefits.   With respect to each Plan that is a “group health plan,” (as defined under Section 4980B of the Code and the regulations thereunder (“COBRA”)), effective as of the Closing Date, Buyer shall be responsible for all obligations to provide or offer COBRA continuation coverage pursuant to COBRA to any Business Employee who is actively employed as of immediately prior to the Closing and for the current or former spouse, domestic partner, or covered dependent or beneficiary of any such Business Employee. Seller and its Affiliates shall be responsible for all obligations to provide or offer COBRA continuation coverage pursuant to COBRA to any Former Employee and for the current or former spouse, domestic partner, or covered dependent or beneficiary of a Former Employee and to any other Business Employee who is not actively employed as of immediately prior to the Closing.
(o)   WARN Act.   Any Liability under the WARN Act with regard to any Business Employee that arises following the Closing shall be the sole responsibility of Buyer and Buyer shall indemnify, defend and hold Seller and its Affiliates harmless from and against any and all such resulting Liabilities under the WARN Act. Further, Seller and its Affiliates shall provide any required notice under, and shall retain all Liabilities relating to the WARN Act with respect to any triggering event under the WARN Act affecting Former Employees.
(p)   Treatment of Annual Bonuses.   Seller and its Affiliates shall retain all Liability for any cash incentive compensation payable under each annual compensation plan or arrangement in which any Business Employee participates in respect of fiscal year 2019. Buyer shall, or shall cause its Affiliates to, assume all Liability for any cash incentive compensation payable under each incentive compensation plan or arrangement in which any Business Employee who is employed as of immediately prior to the Closing participates in respect of the fiscal year 2020 to any such Business Employee in connection with their services to the Business (the “2020 Cash Incentive Compensation”). All 2020 Cash Incentive Compensation

shall be governed by plans, programs or arrangements maintained by Buyer and its Affiliates (including the Company and its Subsidiaries) on terms and conditions no less favorable than those that applied to each such Business Employee prior to the Closing Date, including with respect to target incentive opportunities and applicable performance metrics. Seller shall consult with Buyer in good faith regarding the terms and conditions of any 2020 Cash Incentive Compensation prior to adopting the applicable plans, programs or arrangements.
(q)   This Agreement shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Agreement, express or implied, shall confer upon any employee, independent contractor, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing contained herein, express or implied: (i) shall be construed to establish or be treated as an amendment or modification of any employee benefit plan, program, agreement, arrangement, policy or scheme (ii) shall alter or limit Buyer’s, the Company’s, any member of the Seller Group’s or their Affiliates’ ability to amend, modify or interpret or terminate any employee benefit plan, program, agreement, arrangement, policy or scheme at any time in accordance with the terms thereof and applicable Law or (iii) give any third party, including any Business Employee, any right to rely upon or demand or enforce the provisions of this Section 8.1.
(r)   Payroll Tax Reporting.   To the extent permissible under applicable Law, Buyer and Seller agree that for the taxable year that includes the Closing Date, they will follow the Alternate Procedure of Rev. Proc. 2004-53, 2004-34 IRB 320, so that Buyer shall be responsible for employment Tax reporting with respect to Business Employees for that calendar year; provided that Seller provides Buyer with all employment Tax information reasonably requested by Buyer in connection with Buyer’s preparation and filing of employment Tax Returns for the Business Employees for that year.
(s)   Seller Parent Equity Awards.   Seller Parent and its Affiliates shall take all actions necessary such that, as of immediately prior to the Closing, each Business Employee shall be fully vested in all Seller Parent equity-based compensation awards held by such Business Employee, and Seller Parent and its Affiliates shall retain all Liability with respect thereto from and after the Closing.
Section 8.2   Non-Solicitation.
(a)   For 12 months following the Closing Date, Seller Parent shall not, and shall cause its Subsidiaries not to, directly or indirectly (except on behalf of and for the benefit of Buyer) solicit or offer employment to any Business Employee; provided that nothing in this Section 8.2(a) shall prohibit Seller Parent or any of its Affiliates from employing any such employee as a result of a general solicitation to the public or general advertising or the solicitation of any Business Employee whose employment with Buyer has terminated at least six months prior to the date of the applicable solicitation.
(b)   Subject to Section 8.1, for 12 months following the Closing Date, Buyer shall not, directly or indirectly, solicit or offer employment to any employee, officer, manager or director of a member of Seller Group; provided that nothing in this Section 8.2(b) shall prohibit Buyer or any of its Affiliates from employing any such employee as a result of a general solicitation to the public or general advertising or the solicitation of any employee whose employment with all members of Seller Group has terminated at least six months prior to the date of the applicable solicitation.
Section 8.3   Non-Competition.
(a)   For a period of two years after the Closing Date (the “Restricted Period”), Seller Parent agrees, on behalf of itself and its Affiliates (it being acknowledged and agreed that, solely for the purposes of this Section 8.3, the term “Affiliates” shall not include any stockholder of Seller Parent), that neither Seller Parent nor any of its Affiliates shall, directly or indirectly (i) engage in, or (ii) own, operate or assist any Person or business which engages in the business of designing, manufacturing and selling any specialty paper products related to (a) coated thermal transfer papers manufactured and sold at the Stevens Point Mill, (b) coated direct thermal base papers, manufactured and sold at the Stevens Point Mill or (c) uncoated flexible packaging manufactured and sold at the Androscoggin Mill (any such business, a “Competitive Business”). Notwithstanding the foregoing, nothing herein shall prohibit Seller Parent or any of its Affiliates, at any time, from:

(i)
being a passive owner of no more than 5% of the outstanding shares of any class of securities of a Person that, directly or indirectly, engages in a Competitive Business,

(ii)
performing any services for Buyer or any of its Affiliates,

(iii)
acquiring (whether by equity purchase, asset purchase, merger, consolidation or otherwise) and, after such acquisition, owning an interest in any business or Person (or its successor) that is engaged in a Competitive Business, provided, that, (A) such Competitive Business represented less than 10% of such business’ or Person’s assets in the last completed fiscal year of such Person prior to the consummation of the applicable acquisition or (B) Seller Parent or its Affiliate, as applicable, uses commercially reasonable efforts to cause the acquired business or Person (or its successor) to, within one year after such acquisition is consummated, enter into a definitive agreement with a Third Party Buyer (as defined below) to divest itself of the Competitive Business or a portion thereof such that such acquisition would satisfy the requirements set forth in sub-clause (A) of this clause (iii), or

(iv)
carrying out its obligations pursuant to this Agreement or the other Transaction Agreements.

(b)   Notwithstanding anything herein to the contrary, in the event that any bona fide third party Person or Persons acquire (whether by equity purchase, asset purchase, merger, consolidation or otherwise) (such Person or Persons, a “Third Party Buyer”), directly or indirectly, any or all of the assets or business of the Seller Group as of the Closing (collectively, the “Restricted Assets”), nothing herein shall restrict such Third Party Buyer or its Affiliates from engaging in, owning or operating any Person or business that engages in any of the businesses or activities in which such third party and its Affiliates are engaged as of immediately prior to such acquisition or may be engaged in the future; provided that in no event shall any such third party or an Affiliate thereof engage in, own or operate any Competitive Business through use of the Restricted Assets for the remainder of the Restricted Period.
(c)   If, at the time of enforcement of this Section 8.3, a court or other Governmental Authority of competent jurisdiction shall hold that the subject matter, duration, scope, geographic area or other restrictions stated herein are unreasonable under circumstances then existing, the maximum subject matter, duration, scope, geographic area or other restrictions deemed reasonable under such circumstances by such court shall be substituted for the stated subject matter, duration, scope, geographic area or other restrictions.
(d)   Seller Parent acknowledges and agrees that (i) the restrictions contained in this Section 8.3 are reasonable in all respects (including with respect to the subject matter, duration, scope and geographic area) and are necessary to protect the value of the Company (including the goodwill related thereto) and (ii) Buyer would not have agreed to consummate the transactions contemplated hereby without the restrictions contained in this Section 8.3.
(e)   Seller Parent recognizes and affirms that in the event of breach by it of any of the provisions of this Section 8.3, money damages would be inadequate and Buyer would have no adequate remedy at law. Accordingly, Buyer shall have the right, in addition to any other rights and remedies existing in its favor, to enforce its rights and Seller Parent’s obligations under this Section 8.3 not only by a claim for damages, but also by a claim for specific performance, injunctive or other equitable relief in order to enforce or prevent any violations of the provisions of this Section 8.3.
(f)   For avoidance of doubt, nothing in this Section 8.3 shall prohibit Seller Parent or any of its Affiliates, at any time, from manufacturing and selling any products that are currently manufactured and sold by Seller Parent and its Affiliates as of the date of this Agreement at any facility other than the Stevens Point Mill and the Androscoggin Mill.
Section 8.4   Confidentiality.
(a)   The confidentiality provisions of the Confidentiality Agreement shall be deemed incorporated herein by reference as if set forth herein and shall continue in full force and effect until the Closing, unless this Agreement is terminated prior to the Closing, in which case the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms.

(b)   From and after the Closing until the date that is two years after the Closing Date, Seller Parent shall, and shall cause its Subsidiaries and Representatives to, keep confidential any and all non-public information relating to the Business; provided, however, that Seller Parent shall not be liable hereunder with respect to any disclosure to the extent such disclosure is determined by Seller Parent (with the advice of counsel) to be required by any applicable Law or Governmental Order, including applicable rules of any securities exchange. In the event that a member of Seller Group or its Representatives are required by any applicable Law or Governmental Order to disclose any such non-public information, Seller Parent shall, (i) to the extent permissible by such applicable Law or Governmental Order, provide Buyer with prompt notice of such requirement, (ii) disclose only that information that Seller Parent determines (with the advice of counsel) is required by such applicable Law or Governmental Order to be disclosed, and (iii) use reasonable efforts to preserve the confidentiality of such non-public information, including by, at Buyer’s request, reasonably cooperating with Buyer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such non-public information (at Buyer’s sole cost and expense). Notwithstanding the foregoing, such non-public information shall not include information that (A) is or becomes available to the public after the Closing other than as a result of a disclosure by a member of Seller Group or its Representatives in breach of this Section 8.4(b), (B) becomes available to a member of Seller Group or its Representatives after the Closing from a source other than Buyer or its Affiliates or its Representatives if the source of such information is not known by a member of Seller Group or its Representatives to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, Buyer or its Affiliates with respect to such information, or (C) is independently developed by a member of Seller Group or its Representatives without breach of this Section 8.4(b).
(c)   From and after the Closing until the date that is two years after the Closing Date, Buyer shall, and shall cause its Affiliates and Representatives to, keep confidential any and all non-public information relating to a member of Seller Group, including any information that was furnished to Buyer and its Affiliates or Representatives by a member of Seller Group or its Representatives in connection with the Contemplated Transactions; provided, however, that Buyer shall not be liable hereunder with respect to any disclosure to the extent such disclosure is determined to be required by Buyer (with the advice of counsel) by any applicable Law or Governmental Order, including applicable rules of any securities exchange. In the event that Buyer or any of its Affiliates or Representatives are required by any applicable Law or Governmental Order to disclose any such non-public information, Buyer shall, (i) to the extent permissible by such applicable Law or Governmental Order, provide Seller Parent with prompt written notice of such requirement, (ii) disclose only that information that Buyer determines (with the advice of counsel) is required by such applicable Law or Governmental Order to be disclosed, and (iii) use reasonable efforts to preserve the confidentiality of such non-public information, including by, at Seller Parent’s request, reasonably cooperating with Seller Parent to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such non-public information (at Seller Parent’s sole cost and expense). Notwithstanding the foregoing, such non-public information shall not include information that (A) is or becomes available to the public other than as a result of a disclosure by Buyer or its Affiliates or Representatives in breach of this Section 8.4(c) or (B) becomes available to Buyer or its Affiliates or Representatives from a source other than a member of Seller Group or its Representatives if the source of such information is not known by Buyer or its Affiliates or Representatives to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, a member of Seller Group with respect to such information, or (C) is independently developed by Buyer or its Affiliates or Representatives without breach of this Section 8.4(c).
Section 8.5   Publicity.
Except with respect to (a) an Adverse Recommendation Change, a Superior Proposal or any matter related to any of the foregoing, (b) any dispute between or among the parties regarding this Agreement or the Contemplated Transactions, and (c) a press release or other public statement that is consistent in all material respects with previous press releases, public disclosures or public statements made by a party in accordance with this Agreement, including in investor conference calls, filings with the SEC, Q&As or other publicly disclosed documents, in each case under this clause (c), to the extent such disclosure is still accurate, Buyer and Seller Parent shall consult with each other before issuing, and give each other the reasonable opportunity to review and comment upon, any press release or other written public statement with respect to this Agreement or the Contemplated Transactions, and shall not issue any such press release or make any such written public statement prior to such consultation, except as such party reasonably concludes (based upon advice of its outside legal counsel) may be required by applicable Law, court process or by obligations pursuant to the rules of any national securities exchange or national securities quotation system. Buyer and Seller Parent agree that the initial press release to be issued with respect to this Agreement and the Contemplated Transactions shall be in a form agreed to by the parties.
Section 8.6   Tax Matters.
(a)   Mutual Cooperation.   Seller Parent and Buyer shall, solely with respect to the Company, its Subsidiaries and the Business, (i) each provide the other with such assistance as may reasonably be requested by either of them in connection with the preparation of any Tax Return or the defense or administration of any Tax Contest, (ii) each retain and provide the other upon reasonable request any records (or portions thereof) that may be relevant to any Tax Return or Tax Contest; provided that (x) with respect to any Consolidated Group Tax Return, provision of solely the portions relevant to the Business is sufficient to meet this obligation, (y) the exceptions provided in Sections 5.4(a)(i)(B) and (C) (including the proviso with respect thereto) are incorporated herein by reference, mutatis mutandis and (z) neither party shall be required to provide the portions of any records or other documentation pertaining to assets other than the Company, its Subsidiaries and the Business, and (iii) each provide the other with any final determination of any such Tax Contest if the other party is responsible for any Liability that arises therefrom. Without limiting the generality of the foregoing, Buyer and Seller Parent shall retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules and other records or information that may be relevant to such Tax Returns for all Pre-Closing Tax Periods.
(b)   Transaction Taxes.   Seller Parent and Buyer shall each bear 50% of any Transaction Taxes arising from or with respect to the sale and purchase of the Interests, and Seller shall bear 100% of any other Transaction Taxes. Buyer and Seller Parent agree to reasonably cooperate with each other to timely complete and file (i) all Tax Returns for Transaction Taxes, and (ii) to the extent permitted by applicable Law, any and all exemption certificates or other documents that may reduce or eliminate any Transaction Taxes.
(c)   Straddle Periods.   In the case of any Straddle Tax Period, Taxes shall be apportioned between the Pre-Closing Tax Period and the Post-Closing Tax Period in the case of  (i) real property Taxes, personal property Taxes, or ad valorem obligations and similar recurring Taxes, on a daily pro rata basis and (ii) Taxes other than the Taxes described in clause (i), as if such period ended on the Closing Date.
(d)   Tax Returns.   Seller Parent shall prepare and timely file (or cause to be prepared and timely filed) all Tax Returns of the Company and its Subsidiaries or relating directly to the Business for any Pre-Closing Tax Period (other than a Straddle Tax Period) and, to the extent due on or prior to the Closing Date, any Straddle Tax Period. Buyer shall prepare and timely file (or cause to be prepared and timely filed) all other Tax Returns, other than Seller Parent’s Consolidated Group Tax Returns, of the Company and its Subsidiaries relating directly to the Business with respect to any Straddle Tax Period. If Seller Parent or Buyer is required to (i) file any Tax Return to be prepared by the other party or (ii) bear the economic burden of any portion of the Tax payable in connection with any Tax Return to be prepared by the other party, the party responsible for preparing such Tax Return (the “Preparer”) shall deliver to the other party (the “Reviewer”) a copy of such Tax Return and any supporting work schedules, work papers and other documentation relevant to the Reviewer’s review of such Tax Return not later than 45 days prior to the due date for such Tax Return (including applicable extensions) (the “Due Date”). The Preparer shall not file such Tax Return until the earlier of  (i) the receipt of written notice from the Reviewer indicating the Reviewer’s consent thereto, or (ii) one day prior to the Due Date, and shall incorporate all reasonable comments of the Reviewer. If the Reviewer is required to file such Tax Return, the parties will discuss in good faith any reasonable comments of the Reviewer and revise the Tax Return accordingly prior to the filing of such Tax Return.

(e)   Refunds and Credits.   If one party receives a refund (or credit) of Taxes that were allocable to, payable by, and actually paid or reimbursed by the other party (which refund or credit shall be allocable between the parties based on the same methodology used to allocate the original taxes refunded or credited), such party shall promptly pay such refund or credit over to the other party.
(f)   Tax Contests.
(i)
If, following the Closing Date, Buyer receives written notice of any Tax Contest relating to the Company or its Subsidiaries with respect to a Pre-Closing Tax Period or in respect of which Seller Parent may have any Liability, including pursuant to this Agreement, Buyer shall promptly provide a copy of such notice to Seller Parent. Except with respect to any Tax Contest dealing with a Straddle Tax Period or any Consolidated Group Tax Return of Buyer or its Affiliates, Seller Parent shall have the right, but not the obligation, at Seller Parent’s expense, to control, manage and be responsible for, and to contest or settle, any such Tax Contest in connection with such notice. Buyer may participate in such Tax Contest at its own expense. Seller Parent shall keep Buyer informed of the progress of all such Tax Contests and provide copies of all written communications with any Taxing Authority related to such Tax Contests.

(ii)
If, following the Closing Date, Seller Parent receives written notice of any Tax Contest relating to the Company or any of its Subsidiaries, Seller Parent shall promptly provide a copy of such notice to Buyer. If such Tax Contest relates solely to a Pre-Closing Tax Period (not a Straddle Period), then Seller Parent shall have the right, but not the obligation, at Seller Parent’s expense, to control, manage and be responsible for, and to contest or settle, any such Tax Contest in connection with such notice. Buyer may participate in such Tax Contest at its own expense. Seller Parent shall keep Buyer informed of the progress of all such Tax Contests and provide copies of all written communications with any Taxing Authority related to such Tax Contests.

(iii)
Buyer shall have the right to control, manage and be responsible for, and to contest or settle (in its sole discretion) all other Tax Contests relating to the Company or its Subsidiaries. If such Tax Contest is with respect to a Straddle Tax Period, Seller Parent may participate at its own expense; provided that Buyer may not settle any claims with respect to a Straddle Tax Period without Seller Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

(g)   GIPOP Elections.   If requested in writing by Buyer prior to the Closing Date, Seller Parent shall use commercially reasonable efforts to cause GIPOP to (i) make a valid election under Section 754 of the Code for the taxable period that includes the Closing Date, and (ii) use the interim closing of the books method under Section 706 of the Code in respect of the Contemplated Transactions.
Section 8.7   Payments.
If following the Closing, a member of Seller Group receives payment on behalf of one of the Business that constitutes an asset of the Business (after giving effect to the Restructuring), such payment shall be the property of, and Seller Parent and Seller shall cause the applicable member of the Seller Group to forward and remit to Buyer, as promptly as practicable, but no later than ninety days, after receipt thereof. In the event that Buyer or the Company receives any payments on behalf of any business of a member of Seller Group or Affiliates (other than the Business) after the Closing, such payments shall be the property of, and shall be forwarded and remitted to such member of Seller Group or Affiliate as promptly as practicable, but no later than ninety days, after receipt thereof.
Section 8.8   Use of Names and Logos.
(a)   On and after the Closing Date, Buyer shall not, directly or indirectly, and shall not assist others to, in any way adopt, use, seek to use, apply to register or register the Retained Marks, or any confusingly similar Trademark, on or in connection with any product, service, corporate name, Trademark, trade name, domain name, service mark or service name. On and after the Closing Date, Buyer further shall not, directly or indirectly, challenge, and shall not assist any other party in challenging, by cancellation, opposition or otherwise, the validity of the Retained Marks or any current or future applications for registration or registrations thereof, or Seller Parent’s or any of its Subsidiaries’ ownership thereof or title thereto, except in the event Seller Parent or any of its Subsidiaries first initiates any action, lawsuit or other claim against Buyer or any of its Subsidiaries. Except as provided in Section 8.8(b), in no event shall Buyer or any of its Affiliates, use any such Retained Mark on or after the Closing in any way, including in any manner likely to cause confusion, or to cause mistake or to deceive as to the affiliation, connection, or association of Buyer or any Affiliate of Buyer, or as to the origin, sponsorship, or approval of such products or services. Within 60 days after the Closing Date, Buyer shall, or shall cause the Company and its Subsidiaries to, submit all necessary and appropriate requests with the Secretary of State of the State of Delaware and all other applicable Governmental Authorities to amend the company name of the Company and each of its Subsidiaries to remove “Verso” from its company name.
(b)   Notwithstanding the foregoing, for a period of one hundred 180 days commencing on the Closing Date, Seller Parent hereby grants to Buyer and Buyer hereby accepts, a limited and non-exclusive right and license (which right and license shall not be sublicensable or transferable or assignable, including by change of control or operation of law) to use the Retained Marks solely in connection with the operation of the Business (and subject at all times to Seller Parent’s right to exercise quality control with respect to the use of the Retained Marks and the goodwill associated therewith) solely for the purpose of exhausting the inventory of printed purchase orders, sales invoices, marketing materials, stationery, printed forms, other documents and office and shipping supplies, and other products, equipment, items and web/Internet pages bearing the Retained Marks as of the Closing Date on a royalty-free basis, subject to the terms and conditions of this Agreement. Buyer’s use of the Retained Marks during this 180 day phase-out license period shall be strictly conform to the manner in which such marks were used by Seller Parent or its Subsidiaries prior to Closing and all use of such marks shall be, at all time, subject to Seller Parent’s direction and control. Buyer shall correct any use that materially deviates from the written quality standards provided to Buyer prior to the Closing. Upon the termination of the one hundred 180 days license period, Buyer shall terminate all use of the Retained Marks, including from all signage, web/Internet use, and other business materials and documents, and certify the same in writing. Buyer shall use commercially reasonable efforts to destroy any remaining items which bear the Retained Marks upon the termination of the foregoing license.
Section 8.9   Know-How Documentation.
The parties agree that the documentation in which any Know-How of the Business is embodied is already available to Buyer and a separate handover of such documentation is therefore not necessary. To the extent that Seller Parent or its applicable Subsidiary, including but not limited due to statutory safekeeping periods or contractual obligations, is not authorized to transfer such documentation, such transfer will not take place together with the transfer of the Business. In such a case Seller Parent will, as far as legally possible, grant to Buyer the necessary access to such documents at any time within the statutory safekeeping periods. As far as is legally permissible, Buyer may have copies of such documents made at its own cost.
Section 8.10   Certain Proprietary Information of Seller.
Prior to the Closing Date, the Business was routinely supplied copies of proprietary and confidential information relating to strategic, technical, or marketing plans of Seller Parent and its Affiliates and their various operations unrelated to the Business (collectively, “Seller Information”). Although Seller Parent has attempted to recover such Seller Information related to the Business, some of this confidential information may still be present within the Company. Buyer therefore agrees that it will not use or disclose Seller Information that is specifically identified as such for any purpose whatsoever, and shall destroy any remaining copies of such specifically identified Seller Information in its possession after Closing.
Section 8.11   Further Assurances.
Following the Closing, and subject to the terms and conditions of this Agreement, Buyer, Seller Parent and Seller shall execute and deliver, or cause other members of the Seller Group to execute and deliver, such additional documents, instruments and assurances and take such other actions as may reasonably be requested to carry out and give effect to the transactions contemplated by this Agreement and the Contemplated Transactions. Members of the Seller Group agree, for the benefit of Buyer, that the Business Transfer Documents referred to in the Restructuring Agreement shall be reasonably acceptable to Buyer and that Buyer shall have a reasonable opportunity to review the same prior to the Closing Date.
ARTICLE IX
INDEMNIFICATION
Section 9.1   Survival of Representations and Warranties and Covenants.
(a)   All of the representations and warranties (other than the Buyer Fundamental Representations, the representations and warranties set forth in Section 3.16 and the Seller Fundamental Representations) of the parties set forth in this Agreement shall terminate and expire, and shall cease to be of any force or effect, upon the Closing Date. The Buyer Fundamental Representations and the Seller Fundamental Representations and the representations and warranties set forth in Section 3.16 shall survive until 60 days after the applicable statute of limitations has run (taking into account any extensions or waivers thereof), and all Liability and indemnification obligations with respect to any such representations and warranties shall thereupon be extinguished (except to the extent a claim for indemnification has been made in writing prior to such time for any breach thereof). All covenants and agreements set forth herein which by their terms are to be performed in whole or in part, or which prohibit actions, subsequent to the Closing Date, shall survive the Closing for the period expressly specified therein. All covenants and agreements contained herein which by their terms are to be performed in whole on or prior to the Closing Date shall survive the Closing for 12 months.
(b)   As used in this Article IX, any reference to a representation, warranty or covenant contained in any Section of this Agreement shall include the appropriate Disclosure Schedule, relating to such Section.
Section 9.2   Indemnification.
(a)   Upon the terms and subject to the conditions of this Article IX, and subject to the limitations set forth in Section 9.4, from and after the Closing, Seller Parent hereby agrees to hold harmless and indemnify Buyer, its equityholders, directors, officers, Affiliates, employees, successors and permitted assigns (hereinafter individually referred to as a “Buyer Indemnified Party”) from and against, without duplication, any and all losses, Liabilities, damages, demands, claims, suits, actions, causes of action, judgments, assessments, Taxes, costs and expenses, and any and all amounts paid in settlement of any claim or litigation including reasonable attorneys’ fees and reasonable out-of-pocket expenses (collectively, “Damages”) incurred by any Buyer Indemnified Party, as a result of or arising from: (i) a breach of any Seller Fundamental Representation or other representation or warranty made by Seller Parent in Section 3.16, (ii) a breach or non-fulfillment of any covenant or agreement made by any member of Seller Group in this Agreement or the Restructuring Agreement (or the Business Transfer Documents referred to therein), (iii) without duplication, any Taxes of the Company or any of its Subsidiaries for any Pre-Closing Tax Period, any Transaction Taxes allocable to Seller Parent under Section 8.6(b) and any Consolidated Return Taxes, (iv) Retained Liabilities, and (v) any claim that Buyer’s use of the Retained Marks pursuant to Section 8.8(b) infringes a Trademark owned by any third party (clauses (i) through (v) collectively, “Buyer Indemnifiable Claims”).
(b)   Upon the terms and subject to the conditions of this Article IX, and subject to the limitation set forth in Section 9.4, from and after the Closing, Buyer hereby agrees to hold harmless and indemnify Seller, its shareholders, directors, officers, Affiliates, employees, successors and permitted assigns (hereinafter individually referred to as a “Seller Indemnified Party”), from and against, without duplication, any and all Damages incurred by any Seller Indemnified Party as a result of or arising from: (i) a breach of any Buyer Fundamental Representation, (ii) a breach or non-fulfillment of any covenant or agreement made by Buyer in this Agreement or the Company in the Restructuring Agreement (or the Business Transfer Documents referred to therein) to be performed following the Closing and (iii) any Transaction Taxes allocable to Buyer under Section 8.5(b) (collectively, “Seller Indemnifiable Claims”).

(c)   As used herein, the term “Indemnified Party” means a Buyer Indemnified Party when applied to Section 9.2(a) hereof and means a Seller Indemnified Party when applied to Section 9.2(b) hereof; and the term “Indemnifiable Claims” means Buyer Indemnifiable Claims when applied to Section 9.2(a) hereof and Seller Indemnifiable Claims when applied to Section 9.2(b) hereof.
Section 9.3   Claim Procedure.
(a)   An Indemnified Party seeking indemnity under this Article IX shall give written notice (a “Claim Notice”) to the party from whom indemnification is sought (an “Indemnifying Party”) promptly upon becoming aware of the matters forming the basis of such Indemnifiable Claim, whether the Damages sought arise from matters solely between the parties or from third-party Indemnifiable Claims described in Section 9.3(d). The Claim Notice shall contain (i) a description of the matter and a good faith estimate of the amount of the Damages (the “Claimed Amount”) incurred or reasonably expected to be incurred by the Indemnified Party, (ii) a reasonable explanation of the basis for the Claim Notice, (iii) a demand for payment of those Damages, and (iv) a certification that the Indemnified Party has in good faith already sustained some (though not necessarily all) Damages with respect to such Indemnifiable Claim.
(b)   Response to Claim Notice.   Within 30 days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a written response (the “Response”) in which the Indemnifying Party shall either: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount and pay the Claimed Amount in accordance with a payment and distribution method reasonably acceptable to the Indemnified Party or (ii) dispute that the Indemnified Party is entitled to receive all of the Claimed Amount (in such an event, the Response shall be referred to as an “Objection Notice”). If the Indemnifying Party fails to deliver a Response in the required 30 day period, the Indemnifying Party shall be deemed to have delivered an Objection Notice.
(c)   Contested Claims.   If the Indemnifying Party disputes, or is deemed to dispute, its obligation to pay the Claimed Amount pursuant to an Objection Notice, Buyer and Seller Parent shall attempt in good faith to reach an agreement as to the disputed matter. If Buyer and Seller Parent shall have failed to resolve such disputed matters within 90 days from the Indemnifying Party’s receipt of the Objection Notice, then such outstanding dispute shall be determined by litigation conducted in accordance with Section 10.10 of this Agreement.
(d)   Third-Party Claims.   Except with respect to any Tax Contest, which shall be governed by Section 8.6(f):
(i)
If an Indemnified Party receives notice or otherwise learns of the assertion by a Person other than a Buyer Indemnified Party or Seller Parent Indemnified Party of any Indemnifiable Claim with respect to which the Indemnifying Party may be obligated to provide indemnification under this Article IX, the Indemnified Party shall give a Claim Notice to the Indemnifying Party within five days thereafter; provided, however, that no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any Liability hereunder except to the extent of any Liability caused by or arising out of such failure or to the extent such delay or deficiency prejudices or otherwise adversely affects the rights of the Indemnifying Party with respect thereto. Within 30 days after delivery of a Claim Notice, the Indemnifying Party may, upon written notice to the Indemnified Party, assume control of the defense of such suit or proceeding with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not so assume control of such defense, the Indemnified Party shall control such defense.

(ii)
The party not controlling such defense (the “Non-Controlling Party”) may participate therein at its own expense; provided, however, that if the Indemnifying Party assumes control of such defense and the Indemnified Party concludes, that the Indemnifying Party and the Indemnified Party have materially conflicting interests or different defenses available with respect to such suit or proceeding, the reasonable fees and expenses of counsel to the Indemnified Party shall be considered “Damages” for purposes of this Agreement. The party controlling such defense (the “Controlling Party”) shall keep the

Non-Controlling Party reasonably advised of the status of such suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the Non-Controlling Party with respect thereto. The Non-Controlling Party shall furnish the Controlling Party with such information as it may have with respect to such suit or proceeding (including copies of any summons, complaint or other pleading that may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such suit or proceeding. Each of Buyer and Seller Parent (or a duly authorized Representative of such party) shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.
(iii)
The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that the consent of the Indemnified Party shall not be required if the Indemnifying Party agrees to pay any amounts payable pursuant to such settlement or judgment, such settlement or judgment includes a complete release of the Indemnified Party with respect to the Indemnifiable Claim and the only remedy required by such settlement or judgment is monetary. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the Indemnifying Party (not to be unreasonably withheld or delayed).

(e)   Subrogation.   To the extent that the Indemnifying Party makes or is required to make any indemnification payment to the Indemnified Party, the Indemnifying Party shall be entitled to exercise, and shall be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any of the Indemnified Party’s Affiliates may have against any other Person with respect to any Damages to which such indemnification payment is directly related. Promptly following a request by an Indemnifying Party, such Indemnified Party will take all reasonably necessary, proper or desirable actions (including the execution and delivery of any document reasonably requested) to accomplish the foregoing.
(f)   Mitigation.   Each Indemnified Party will use its commercially reasonable efforts to mitigate any Damages incurred or reasonably expected to be incurred by it or any Person it controls from an Indemnifiable Claim for which such Indemnified Party intends to seek indemnification under this Article IX, including through the pursuit of any Tax refund, upon becoming aware of any fact, event or circumstance which has resulted in, or would reasonably be expected to give rise to, any such Damage. If an Indemnified Party mitigates its Damages after the Indemnifying Party has paid the Indemnified Party under any indemnification provision of this Agreement in respect of such Damages, the Indemnified Party must notify the Indemnifying Party and pay to the Indemnifying Party the value of the benefit to the Indemnified Party of that mitigation within 10 Business Days after the benefit is received.
Section 9.4   Limitations on Indemnification.
Notwithstanding anything to the contrary contained in this Agreement:
(a)   No Indemnifying Party shall be liable to or otherwise responsible to any Indemnified Party for (i) punitive Damages, that arise out of or relate to this Agreement, any Transaction Agreement, or the performance or breach thereof or any liability retained or assumed hereunder or thereunder or (ii) any Damages relating to any matter to the extent that (A) a liability or reserve relating to such matter is expressly included in the Business Financial Information (except to the extent relating to Taxes), (B) the Indemnified Party has otherwise been compensated for such Damages pursuant to an insurance policy or separate indemnity claim for a breach of one or more other representations, warranties, covenants or agreements giving rise to the same or duplicative Damages or (C) it was included in the calculation of the Purchase Price, as finally determined pursuant to Section 2.5. No party shall be entitled to rescission of this Agreement after Closing as a result of breach of any other party’s representations, warranties, covenants or agreements, or for any other matter set forth herein.

(b)   The amount of any and all Damages shall be determined net of any amounts actually recovered by any Buyer Indemnified Party under insurance policies or from other collateral sources (such as contractual indemnities of any Person which are contained outside of this Agreement) with respect to such Damages (after giving effect to any applicable deductible, retention, collection costs, retrospectively rated premiums and actual increase in future premiums primarily as a result of or incurred in connection with the claim).
(c)   Buyer Indemnified Parties shall not be entitled to recover any Damages resulting from or in connection with any Tax for a Post-Closing Tax Period, except to the extent any such Damages constitute Consolidated Return Taxes or Transaction Taxes that are payable by Seller Parent under Section 8.6(b).
(d)   In any case where a Buyer Indemnified Party recovers, under insurance policies or from other collateral sources, any amount in respect of a matter for which such Buyer Indemnified Party was indemnified pursuant to Section 9.2(a), such Buyer Indemnified Party shall promptly pay over to Seller Parent the amount so recovered (after giving effect to any applicable deductible, retention, collection costs, retrospectively rated premiums and actual increase in future premiums primarily as a result of or incurred in connection with the claim) (after deducting therefrom the full amount of the expenses incurred by such Buyer Indemnified Party in procuring such recovery), but not in excess of the sum of  (i) any amount previously so paid to or on behalf of such Buyer Indemnified Party in respect of such matter and (ii) any amount expended by Seller Parent in pursuing or defending any claim arising out of such matter.
(e)   (i) Seller Parent shall not be liable for any Buyer Indemnifiable Claims pursuant to Section 9.2(a)(i) in an amount in excess of the Purchase Price and (ii) Buyer shall not be liable for any Seller Indemnifiable Claims pursuant to Section 9.2(b)(i) in an amount in excess of the Purchase Price.
(f)   Following the Closing Date, Seller Parent shall have no obligation to indemnify any Buyer Indemnified Party under Section 9.2(a) for any Damages arising under Environmental Law or relating to the Release of Hazardous Materials and relating to any Owned Real Property or Leased Real Property to the extent such Damages arise from or are the result of Buyer, its Affiliates, the owner of the Business or its Affiliates, or their representatives (a) undertaking excavation, drilling or similar intrusive activities impacting the subsurface or invasive sampling or testing activities of environmental media (including any soil, sediment, groundwater, or surface water) or building material at the Owned Real Property or Leased Real Property other than: (i) as a result of any order or direction of any Governmental Authority with authority to issue such order or direction (provided such order or direction is not solicited by or on behalf of the Buyer, its Affiliates, the owner of the Business or its Affiliates, or their representatives for the purpose of triggering an indemnification right under this Agreement), (ii) as required by applicable Law or any Permit or to respond to a third-party claim, or (iii) in connection with any construction, maintenance or repair activities or any excavation, drilling or similar intrusive activities conducted in the ordinary course of operating the Business and for a legitimate business purpose; (b) disclosing, without the prior consent of Seller Parent, any presence or Release of any Hazardous Materials in, to or from any environmental media that existed or occurred prior to the Closing Date to any Governmental Authority with respect to the Owned Real Property or Leased Real Property (it being understood that the mere reporting of information as required by applicable Environmental Law or any Permit shall not be construed as an unauthorized disclosure), or (c) changing the zoning classification of any specific Owned Real Property after the Closing Date to a non-commercial or non-industrial, as applicable, use. Furthermore, Seller Parent shall have no obligation to indemnify any Buyer Indemnified Party under Section 9.2(a) for any Damages for any investigation, remediation or corrective action related to any contamination or other environmental condition arising from a Release of Hazardous Materials at any Owned Real Property or Leased Real Property to the extent such investigation, remediation or corrective action exceeds (i) that which is required by applicable Environmental Law or any Permit or any Lease first entered into prior to the Closing Date, or (ii) the most cost-effective means of investigating, remediating or undertaking remedial or corrective action regarding such contamination or other condition that is permitted by Environmental Law and all Governmental Authorities with jurisdiction over such matter for the continued use of such Owned Real Property or Leased Real Property, consistent with its use at the time of the Closing Date (for the avoidance of doubt, if the means of investigating, remediating or undertaking corrective action is not the most cost-effective means, then Seller Parent shall be liable for Damages up to the most cost-effective means and Buyer shall be responsible for any Damages in excess of the most cost-effective means).

Section 9.5   Exclusive Remedy.
From and after the Closing, except for payment of the Additional Payment Amount pursuant to Section 2.5, the rights to reimbursement and indemnification set forth in Section 5.7(c) and Section 5.12(b), claims under the Transition Services Agreement or the Pulp Supply Agreement and Fraud (collectively, the “Excluded Claims”) Section 9.2 will provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement or other claim arising out of this Agreement or the Contemplated Transactions; provided, however, that the foregoing shall not preclude any party’s right to seek injunctive or other equitable relief in respect of any other party’s failure to fulfill or perform any of its covenants, agreements or obligations contained herein or pursuant to the Restructuring Agreement if such claim for injunctive or other equitable relief is submitted within the applicable time period. Except for Excluded Claims and as specifically set forth in Section 9.2(a) or Section 9.2(b), Buyer and Seller Parent each waives on behalf of itself and all other Indemnified Parties and its and their successors and assigns any other claims that it or it’s Indemnified Parties may have against the other party and its or their representatives related to the Contemplated Transaction; provided that nothing herein shall prevent any Buyer Indemnified Party from seeking recovery, or recovering, against the R&W Insurance Policy in accordance with its terms; provided further that nothing herein shall operate to limit the Liability of any party to the other parties for Fraud in the event such Fraud is finally determined by a court of competent jurisdiction.
Section 9.6   Payment.
(a)   All indemnification payments required to be made pursuant to this Article IX shall be made by wire transfer of immediately available funds by the Indemnifying Party to an account(s) provided by the Indemnified Party.
(b)   Amounts paid in respect of indemnification obligations of the parties shall be treated as an adjustment to the Purchase Price, including all applicable Tax purposes.
Section 9.7   R&W Insurance Policy.
The parties acknowledge that, as of the date hereof, Buyer has bound the R&W Insurance Policy and that a true and correct copy of such R&W Insurance Policy has been delivered to Seller. The R&W Insurance Policy shall provide that the insurer shall waive and not pursue any subrogation rights against Seller, unless the Loss (as defined in the R&W Insurance Policy) is caused by the Fraud of Seller. Notwithstanding anything to the contrary in this Agreement (including Section 9.4), Buyer shall not be obligated to make a claim under the R&W Insurance Policy for any Damages arising from or related to a failure of a Seller Fundamental Representation or representation contained in Section 3.16 to be true and correct until three years after Closing and then only to the extent there is any limit remaining under such policy after satisfaction of all pending claims thereunder.
Section 9.8   Transfer of Indemnity.
In the event that Seller Parent consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity, or transfers or conveys all or substantially all of its properties or assets to any Person, then Seller Parent shall make proper provision in a written agreement reasonably satisfactory to Buyer so that Seller Parent’s successors and assigns or, as applicable, the transferee of such properties or assets, shall assume all of Seller Parent’s obligations under this Article IX.
ARTICLE X
GENERAL PROVISIONS
Section 10.1   Expenses.
Except as otherwise set forth herein, each party will bear its respective expenses incurred in connection with the preparation, execution, and performance of the Transaction Agreements and the Contemplated Transactions, including all fees and expenses of Representatives. For the avoidance of doubt, all expenses incurred by any member of Seller Group in connection with the Contemplated Transactions shall be paid by Seller or Seller Parent and not by the Company or its Subsidiaries.

Section 10.2   Notices.
Pursuant to the terms of this Section 10.2, all notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given: (a) when delivered by hand (with written confirmation of receipt), (b) transmitted by facsimile (with confirmation of transmission), (c) by E-mail ((x) having obtained electronic delivery confirmation thereof if during normal business hours of the recipient, except for a notice of change of address, which shall be effective only upon receipt thereof or (y) having obtained written confirmation thereof) or (d) when delivered by a nationally recognized express overnight delivery service (return receipt requested), in each case to the appropriate addresses at the applicable direction set forth below (or to such other addresses and direction as a party may designate by notice to the other parties):
If to Seller Parent or Seller:
Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342
Attn:	St. John Daugherty Vice President, Legal and Corporate Affairs
Facsimile No.:	(937) 242-9328
E-mail:	St.John.Daugherty@Versoco.com
with a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, NY 10036
Attn:	Kerry Berchem Zachary Wittenberg
Facsimile No.	(212) 872-1002
E-mail:	kberchem@AkinGump.com zwittenberg@AkinGump.com
If to Buyer:
Pixelle Specialty Solutions LLC c/o Lindsay Goldberg LLC 630 Fifth Avenue New York, NY 10111
Attn:	Russell Triedman Vincent Ley
Email:	triedman@lindsaygoldbergllc.com ley@lindsaygoldbergllc.com
With a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019
Attn:	Thomas E. Dunn, Esq.
Email:	tdunn@cravath.com
Section 10.3   Waiver.
The parties’ rights and remedies are cumulative and not alternative. A party’s failure or delay in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will not operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

Section 10.4   Entire Agreement and Amendments.
The Transaction Agreements (including the exhibits and schedules included herewith and therewith), together with the Confidentiality Agreement, supersede all prior agreements between the parties with respect to their respective subject matter and constitute a complete and exclusive statement of the terms of the agreement between the parties with respect to the respective subject matter. This Agreement may not be amended except by a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, no Debt Financing Provision (and no other provision of this Agreement to the extent that an amendment, supplement, change or waiver of such provision would modify the substance of any Debt Financing Provision) may be amended, supplemented, changed or waived in a manner adverse to any Debt Financing Source Related Party without the prior written consent of its related Debt Financing Source.
Section 10.5   Assignments, Successors, and Third-Party Rights.
No party hereto may assign any of its rights or obligations under this Agreement without the prior written consent of each other party hereto; provided, however, that Buyer may, without any other party consent (a) grant a security interest in, and collaterally assign, any of its rights under this Agreement or any related agreement entered into in connection with this Agreement in connection with the Debt Financing, (b) assign any or all of its rights and interests under this Agreement to one or more of its Affiliates (in which case, Buyer nonetheless shall remain responsible for the performance of all of its obligations under this Agreement), (c) designate one or more of its Affiliates to perform its obligations under this Agreement (in which case, Buyer nonetheless shall remain responsible for the performance of all of its obligations under this Agreement), and (d) assign this Agreement to a subsequent purchaser of all or a substantial portion of Buyer (in which case, Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder). This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties and their successors and permitted assigns. Any attempted assignment of this Agreement not in accordance with the terms of this Section 10.5 shall be void. Notwithstanding the foregoing, each of the Debt Financing Source Related Parties shall be an express third-party beneficiary with respect to this Section 10.5, Section 7.3(e), Section 7.3(f), the last sentence of Section 10.4, the last sentence of Section 10.8, Section 10.9, the last sentence of Section 10.10, the last sentence of Section 10.11 and Section 10.18(b) (such provisions, collectively, the “Debt Financing Provisions”) (it being understood that the foregoing provisions may not be amended, supplemented, changed or waived in a manner adverse to any Debt Financing Source Related Party without the prior written consent of its related Debt Financing Source).
Section 10.6   Severability.
Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 10.7   Section Headings.
The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. Unless otherwise specified, references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement.

Section 10.8   Governing Law.
All matters arising out of or in connection with this Agreement and its exhibits and schedules (whether arising in contract, tort, equity or otherwise), including the construction and interpretation thereof and the legal relations between the parties hereto, shall be governed by the laws of the State of New York without regard to the location of physical assets or to conflicts of laws principles. Notwithstanding the foregoing, all claims or causes of action (whether arising in contract, tort, equity or otherwise), against any Debt Financing Source Related Party arising out of or relating to (a) the Debt Commitment Letter or (b) this Agreement and its exhibits and schedules, including the construction and interpretation hereof or thereof and the legal relations between the parties hereto or thereto, shall, except as otherwise expressly provided in the Debt Commitment Letter, be governed by the laws of the State of New York without regard to the location of physical assets or to conflicts of laws principles.
Section 10.9   Waiver of Jury Trial.
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT, OR THE DEBT FINANCING OR THE AGREEMENTS DELIVERED IN CONNECTION THEREWITH OR CONTEMPLATED THEREBY, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT FINANCING OR THE AGREEMENTS DELIVERED IN CONNECTION THEREWITH OR CONTEMPLATED THEREBY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.9.
Section 10.10   Submission to Jurisdiction.
Each party irrevocably agrees that any Legal Proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in any State or federal court in the State of New York, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement, the Transaction Agreements and the Contemplated Transactions. Each of the parties agrees not to commence any Legal Proceeding relating thereto except in the courts described above in the State of New York, other than Legal Proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the Legal Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Legal Proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding the foregoing, subject to Section 10.18(b), each of the parties hereto agrees that it will not, and it will not permit any of its Affiliates to, bring or support any Legal Proceeding of any kind or description, whether in law or in equity and whether in contract or tort or otherwise, against the Debt Financing Source Related Parties in any way relating to this Agreement or any of the transactions contemplated hereby (including, but not limited to, any dispute arising out of or relating to the Debt Financing or the performance thereof) in any forum other than the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, located in the Borough of Manhattan or, in either case, any appellate court from any thereof.
Section 10.11   Specific Performance.
The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and accordingly (a) the parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity, (b) the parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any specific performance or injunctive relief, and (c) the parties will waive, in any action for specific performance, the defense of adequacy of a remedy at law. In circumstances where Buyer is obligated to consummate the Contemplated Transactions and the Contemplated Transactions have not been consummated, Buyer expressly acknowledges and agrees that Seller Group and its stockholders shall have suffered irreparable harm, that monetary damages will be inadequate to compensate Seller Group, and that Seller on behalf of itself and Seller Group shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to enforce specifically Buyer’s obligations to consummate the Contemplated Transactions, including to cause Buyer to cause the Equity Investors to fund the Equity Financing pursuant to the terms of the Equity Commitment Letter. Seller’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which Seller Group may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by any member of Seller Group and its stockholders. For the avoidance of doubt, under no circumstances shall Seller be permitted or entitled to receive both a grant of specific performance and payment of Buyer Termination Fee. The parties hereto agree that, notwithstanding anything in this Agreement to the contrary, Seller shall be entitled to specific performance (or any other equitable relief) to cause Buyer to effect the Closing on the terms and subject to the conditions in this Agreement, only if: (i) all conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their nature are to be satisfied at the Closing or the failure of which to be satisfied is caused by a breach by Buyer of its representations, warranties, covenants or agreements contained in this Agreement) shall have been satisfied (or are capable of being satisfied at the Closing) or (to the extent permissible under applicable Law) waived, (ii) the full amount of the Debt Financing has been funded or would be funded at the Closing, and (iii) Buyer has failed to complete the Closing by the date the Closing is required to have occurred pursuant to this Agreement. Notwithstanding anything herein to the contrary, in no event shall Seller or any member of Seller Group and its stockholders be entitled to or cause Buyer to seek the remedy of specific performance of this Agreement against the Debt Financing Sources, solely in their respective capacities as lenders or arrangers in connection with the Debt Financing.
Section 10.12   Bulk Transfer Laws.
Buyer hereby waives compliance by Seller and its Affiliates with the provisions of any so called “bulk transfer law” of any jurisdiction in connection with the sale of the Interests.
Section 10.13   Disclosure Schedules.
The Disclosure Schedules and the Buyer Disclosure Schedules will be arranged in sections corresponding to the sections contained in Section 1.1 or Article III, as applicable, and any reference in Section 1.1 or Article III, as the case may be, to items “set forth on Schedule” or “Schedule contains” or words of similar effect will be deemed to mean the section or subsection of the Disclosure Schedules or the Buyer Disclosure Schedules, as the case may be, corresponding to the section or subsection of this Agreement where such reference appears. The disclosures in any section or subsection of the Disclosure Schedules and the Buyer Disclosure Schedules will qualify other sections or subsections in Article III if it is reasonably apparent that such disclosure is applicable to such other sections and subsections. No reference to or disclosure of any item or other matter in the Disclosure Schedules or the Buyer Disclosure Schedules shall be construed as an admission or indication that such item or other matter is material (nor shall it establish a standard of materiality for any purpose whatsoever) or that such item or other matter is required to be referred to or disclosed in the Disclosure Schedules or the Buyer Disclosure Schedules, as the case may be. The information set forth in the Disclosure Schedules and the Buyer Disclosure Schedules is disclosed solely for the purposes of this Agreement, and no information set forth therein shall be deemed to be an admission by Seller or Buyer, as the case may be, to any third-party of any matter whatsoever, including any violation of Law or breach of any Contract. The Disclosure Schedules and the Buyer Disclosure Schedules and the information and disclosures contained therein are intended only to qualify and limit the representations, warranties and covenants of Seller or Buyer, as applicable, contained in this Agreement. Nothing in the Disclosure Schedules or the Buyer Disclosure Schedules is intended to broaden the scope of any representation or warranty contained in this Agreement or create any covenant. Matters reflected in the Disclosure Schedules and the Buyer Disclosure Schedules are not necessarily limited to matters required by the Agreement to be reflected in the Disclosure Schedules or the Buyer Disclosure Schedules, as the case may be. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature.
Section 10.14   No Other Duties.
The only duties and obligations of the parties under this Agreement are as specifically set forth in this Agreement, and no other duties or obligations shall be implied in fact, Law or equity, or under any principle of fiduciary obligation.
Section 10.15   Remedies.
All remedies, either under this Agreement or by Law or otherwise afforded to the parties hereunder, shall be cumulative and not alternative, and any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of this Agreement and to exercise all other rights granted by Law, equity or otherwise.
Section 10.16   Reliance on Counsel and Other Advisors.
Each party has consulted such legal, financial, technical or other expert as it deems necessary or desirable before entering into this Agreement. Each party represents and warrants that it has read, knows, understands and agrees with the terms and conditions of this Agreement.
Section 10.17   Legal Representation of the Parties.
This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or to any other Transaction Agreement.
Section 10.18   Non-Recourse.
(a) All claims, obligations, liabilities or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in, in connection with or as an inducement to, this Agreement), may be made only against (and are those solely of) the Persons that are expressly identified as parties hereto. No Person who is not a party hereto, including without limitation (a) any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney or representative of, and any financial advisor or lender to, any party hereto, or (b) any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney or representative of, and any financial advisor or lender to, any of the foregoing (collectively, “Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance or breach; and, to the maximum extent permitted by law, each party hereby waives and releases all such liabilities, claims, causes of action and obligations against any such Non-Party Affiliates. Without limiting the foregoing, to the maximum extent permitted by law, each party hereto hereby waives and releases any and all rights, claims, demands or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a party hereto or otherwise impose liability of a party hereto or any Non-Party Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise.
(b) Notwithstanding anything to the contrary, no Debt Financing Source Related Party shall have any liability to Seller or any of its Affiliates for any obligations or liabilities of Buyer or for any claim (whether at law or equity, in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall Seller or any of its Affiliates (i) seek to enforce this Agreement against, make or support any claims for breach of this Agreement against, or seek to recover monetary damages from, any Debt Financing Source Related Party or (ii) seek to enforce the Debt Financing or the Debt Commitment Letter against, make or support any claims for breach of the Debt Financing or the Debt Commitment Letter against, or seek to recover monetary damages from, or otherwise sue, any Debt Financing Source Related Party for any reason, including in connection with the Debt Financing or the Debt Commitment Letter or the obligations of the Debt Financing Source Related Parties thereunder. For the avoidance of doubt, this Section 10.18(b) does not limit or affect any rights or remedies that Buyer may have against the Debt Financing Source Related Parties pursuant to the Debt Commitment Letter.
Section 10.19   Counterparts and Delivery.
This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signed counterpart of this Agreement may be delivered by facsimile or other form of electronic transmission (e.g., pdf), with the same legal force and effect as delivery of an originally signed agreement.
Section 10.20   Exhibits and Schedules.
The exhibits and schedules hereto shall be construed with and be an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.
(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.
VERSO CORPORATION
By:	/s/ Leslie T. Lederer
Name: Leslie T. Lederer
Title: Interim Chief Executive Officer
VERSO PAPER HOLDING LLC
By:	/s/ Leslie T. Lederer
Name: Leslie T. Lederer
Title: Interim Chief Executive Officer
[Signature Page to Membership Interest Purchase Agreement]

PIXELLE SPECIALTY SOLUTIONS LLC
By:	/s/ Timothy Hess
Name: Timothy Hess
Title: President
[Signature Page to Membership Interest Purchase Agreement]

APPENDIX C
[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]
November 11, 2019
Verso Corporation
8540 Gander Creek Drive
Miamisburg, OH 45342
Attn: The Board of Directors
Dear Members of the Board:
We understand that Verso Corporation (“Seller Parent”), intends to enter into a Membership Interest Purchase Agreement (the “Agreement”) by and between Pixelle Specialty Solutions, LLC (“Buyer”), Seller Parent and Verso Paper Holding LLC, an indirect, wholly owned subsidiary of Seller Parent (“Seller”), pursuant to which, among other things, Seller will sell all of the issued and outstanding equity interests (the “Interests”) of Verso Androscoggin LLC (the “Company”) to Buyer (the “Transaction”) in exchange for $400,000,000 in cash (the “Consideration”), subject to adjustment as provided for in the Agreement (as to which adjustment we express no opinion). We further understand that, in connection with the Transaction, Seller Parent, Seller, Verso Minnesota Wisconsin LLC (“VMW”), Verso Energy Holding LLC (“VEH” and collectively with Seller Parent, Seller and VMW, the “Transferring Parties”) and the Company will enter into a Restructuring Agreement (the “Restructuring Agreement”), pursuant to which, among other things, prior to the Transaction, (i) the Transferring Parties will transfer to the Company certain assets (the “Acquired Assets”) related to Seller’s pulp, paper and paper-based packaging materials business at those certain manufacturing facilities located in Stevens Point, Wisconsin and Jay (Androscoggin), Maine (the “Business”), (ii) the Company will assume from the Transferring Parties certain liabilities (the “Assumed Business Liabilities”) related to the Business, and (iii) Seller Parent will assume or its applicable affiliate will remain responsible for, certain liabilities (the “Retained Business Liabilities”) related to the Business (such transactions, the “Restructuring”).
The Board of Directors (the “Board”) of Seller Parent has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Consideration to be received by Seller for the Interests in the Transaction pursuant to the Agreement after giving effect to the Restructuring is fair, from a financial point of view, to Seller Parent. For purposes of our analyses and this Opinion, we have, with your consent, evaluated the fairness, from a financial point of view, to Seller Parent of the Consideration being received by Seller for the Interests in the Transaction pursuant to the Agreement after giving effect to the Restructuring as though the Interests were being transferred, and the Consideration received, by Seller Parent.
In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
reviewed the following agreements and documents:

a.
a draft, dated November 9, 2019, of the Agreement; and

b.
a draft, dated November 9, 2019, of the Restructuring Agreement;

2.
reviewed certain publicly available business and financial information relating to Seller Parent, Seller, the Company and the Business that we deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Business made available to us by Seller Parent, including financial projections (and adjustments thereto) prepared by or discussed with the management of Seller Parent relating to the Business for the fiscal years ending December 31, 2019 through 2024 (the “Projections”);

4.
compared the financial and operating performance of the Business with that of companies with publicly traded equity securities that we deemed to be relevant;

5.
considered the publicly available financial terms of certain transactions that we deemed to be relevant; and

6.
spoken with certain members of the management of Seller Parent regarding the business, operations, financial condition and prospects of the Business, the Transaction and related matters; and

7.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of Seller Parent has advised us, and we have assumed, that the Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Business. At your direction, we have assumed that the Projections provide a reasonable basis on which to evaluate the Business and the Transaction and we have, at your direction, used and relied upon the Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Projections or the assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Business since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.
For purposes of our analyses and this Opinion, we have with your agreement assumed that (i) the Transaction will not impair the ability of Seller Parent and its affiliates to operate the assets, businesses or operations of Seller Parent and its subsidiaries other than the Business (the “Retained Businesses”) as currently conducted, or as the management of Seller Parent and its subsidiaries currently contemplate conducting the Retained Businesses, (ii) upon the consummation of the Transaction pursuant to the Agreement, neither Seller Parent nor any of its subsidiaries will have any liability or obligation with respect to the Assumed Business Liabilities, and (iii) after giving effect to the Restructuring and immediately prior to the consummation of the Transaction, the Company will have no assets or operations other than the Business.
We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in item 1 above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to all such agreements and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Restructuring and the Transaction will be satisfied without waiver thereof, and (d) the Restructuring and the Transaction will be consummated in a timely manner in accordance with the terms described in all such agreements and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Restructuring and the Transaction will be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Restructuring and the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Restructuring, the Transaction, the Business, the Company, Seller, Seller Parent or Buyer or any expected benefits of the Transaction that would be material to our analyses or this Opinion. With your agreement we have also assumed that any adjustments to the Consideration pursuant to the Agreement or otherwise will not be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final forms of any draft documents identified above will not differ in any respect from the drafts of said documents.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Business, the Company, the Retained Businesses, Seller, Seller Parent, Buyer or any other party and we were not provided with any such appraisal or evaluation.
We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, Seller, Seller Parent or Buyer is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Business, the Company, the Retained Businesses, Seller, Seller Parent or Buyer is or may be a party or is or may be subject.
This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. Except as set forth in the last sentence of this Opinion, we are not expressing any view or opinion as to the price or range of prices at which the Interests may be purchased or sold, or otherwise be transferable, at any time.
This Opinion is furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, Seller Parent, Seller, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction, the Restructuring or otherwise.
In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Seller, Seller Parent, Buyer or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.
Houlihan Lokey and/or certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to Seller Parent and Lindsay Goldberg LLC, an affiliate of Buyer (“Lindsay Goldberg”), or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Lindsay Goldberg (collectively, with Lindsay Goldberg, the “Lindsay Goldberg Group”), for which Houlihan Lokey and/or its affiliates have received compensation, including, among other things, having acted as financial advisor to ECS Federal, LLC, then a member of the Lindsay Goldberg Group, in connection with its sale transaction, which transaction closed in April 2018. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Seller Parent, Buyer, members of the Lindsay Goldberg Group, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Lindsay Goldberg, other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the Lindsay Goldberg Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Seller Parent, Buyer, members of the Lindsay Goldberg Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has provided certain financial advisory services to the Board in connection with the Transaction and will receive a fee for such services. In addition, we will receive a fee for rendering this Opinion, which is not contingent upon the conclusion set forth in this Opinion or the successful completion of the Transaction. Seller Parent has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.
This Opinion only addresses whether the Consideration to be received by Seller for the Interests in the Transaction pursuant to the Agreement after giving effect to the Restructuring is fair, from a financial point of view, to Seller Parent in the manner set forth herein and does not address any other aspect or implication of the Transaction, any related transaction, or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the Restructuring except that, for purposes of our analyses and this Opinion we have assumed the consummation of the Restructuring prior to consummation of the Transaction. In addition, this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, Seller Parent, Seller, Buyer, their respective security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of Seller Parent, Seller, the Company, Buyer or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Business, the Company, Seller, Seller Parent, Buyer or any other party, (v) the fairness of any portion or aspect of the Transaction to the stockholders of Seller Parent or any other person (including, without limitation, any distribution or other use of the Consideration following the consummation the Transaction) (vi) the fairness of any portion or aspect of the Transaction to any one class or group of the Company’s, Seller’s, Seller Parent’s, Buyer’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s, Seller’s, Seller Parent’s, Buyer’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vii) whether or not Seller, Seller Parent, Buyer, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (viii) the solvency, creditworthiness or fair value of the Business, the Retained Businesses, the Acquired Assets, the Company, Seller, Seller Parent, Buyer or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Consideration or otherwise. Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, environmental, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Board, Seller Parent, Seller, the Company, Buyer and their respective advisors, as to all legal, regulatory, accounting, environmental, insurance, tax and other similar matters with respect to the Business, the Company, Seller, Seller Parent, Buyer and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by Seller for the Interests in the Transaction pursuant to the Agreement after giving effect to the Restructuring is fair to Seller Parent from a financial point of view.
Very truly yours,
/s/ Houlihan Lokey Capital, Inc.
HOULIHAN LOKEY CAPITAL, INC.

Appendix D-1
Proposed Amendment to the Amended and Restated Certificate of Incorporation of Verso Corporation (Proposal 4(a))
The text below is the portion of the Amended and Restated Certificate of Incorporation of Verso Corporation, as last amended July 15, 2016, as proposed to be amended by “Proposal 4(a)— Change the Supermajority Vote Requirement for Stockholders to Remove Directors to a Majority Vote Requirement.” Proposed additions are indicated by bold underlining and proposed deletions are indicated by strike-throughs.
ARTICLE V
(D) Removal of Directors.
Except for any director elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof  (the “Preferred Stock Directors”), any director or the entire Board of Directors may be removed from office at any time, either with or without cause, only by the affirmative vote of the holders of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the total voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.
Change to Amended and Restated Bylaws of Verso Corporation Adopted by the Board of Directors, Effective Upon Filing of Certificate of Amendment to the Amended and Restated Certificate of Incorporation To Reflect Amendments Set Forth Above (Proposal 4(a))
ARTICLE III DIRECTORS
3.4   Resignations and Removals of Directors. Any director of the Corporation may resign from the Board or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law or the Certificate of Incorporation and except for any Preferred Stock Director, any director or the entire Board may be removed from office at any time, either with or without cause, only by the affirmative vote of the holders of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, voting together as a single class. Any director serving on a committee of the Board may be removed from such committee at any time by the Board.

Appendix D-2
Proposed Amendment to the Amended and Restated Certificate of Incorporation of Verso Corporation (Proposal 4(b))
The text below is the portion of the Amended and Restated Certificate of Incorporation of Verso Corporation, as last amended July 15, 2016, as proposed to be amended by “Proposal 4(b)— Change the Supermajority Vote Requirement for Stockholders to Amend the Bylaws to a Majority Vote Requirement.” Proposed additions are indicated by bold underlining and proposed deletions are indicated by strike-throughs.
ARTICLE IX
Amendment of Bylaws
In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend or repeal the Corporation’s Bylaws by the affirmative vote of a majority of the entire Board of Directors (assuming no vacancies on the Board of Directors). The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
Change to Amended and Restated Bylaws of Verso Corporation Adopted by the Board of Directors, Effective Upon Filing of Certificate of Amendment to the Amended and Restated Certificate of Incorporation To Reflect Amendments Set Forth Above (Proposal 4(b))
ARTICLE IX AMENDMENTS
9.1 Amendments. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board shall have the power to adopt, amend, alter or repeal these Bylaws by ~~(a)~~ the affirmative vote of a majority of the entire Board (assuming no vacancies)~~, or (b) the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the total voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class~~. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least a majority of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Appendix D-3
Proposed Amendment to the Amended and Restated Certificate of Incorporation of Verso Corporation (Proposal 4(c))
The text below is the portion of the Amended and Restated Certificate of Incorporation of Verso Corporation, as last amended July 15, 2016, as proposed to be amended by “Proposal 4(c)— Change the Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate to a Majority Vote Requirement.” Proposed additions are indicated by bold underlining and proposed deletions are indicated by strike-throughs.
ARTICLE X
Amendment of Certificate of Incorporation
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation or the DGCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal or to adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with any provision of Article V, Article VI, Article VII, Article VIII, Article IX, this Article X, or Article XI.

Appendix E
VERSO CORPORATION
and
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
RIGHTS AGREEMENT
Dated as of June 17, 2019

E-i

RIGHTS AGREEMENT
Rights Agreement, dated as of June 17, 2019 (“Agreement”), between VERSO CORPORATION, a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent (the “Rights Agent”).
The Board of Directors of the Company has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding as of the Close of Business (as defined below) on June 27, 2019 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:
(a)
“Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that

(i)
if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned that number of shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless such Person shall have failed to divest itself, as soon as practicable (as determined in good faith by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person”;

(ii)
if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding;

(iii)
no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees;

(iv)
no Person shall become an “Acquiring Person” solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of the shares of Common Stock beneficially owned by such Person to 15% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not beneficially own 15% or more of the shares of Common Stock then outstanding; and

(v)
no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof and the first public announcement of this Agreement, is the Beneficial Owner of 15% or more of the Common Stock then outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).
(vi)
no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock tendered to such Person in a Qualifying Transaction.

(b)
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined).

(c)
A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

(i)
which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act, in each case, regardless of whether any derivative securities or other rights to acquire securities are exercisable immediately or only after the passage of any amount of time or upon the satisfaction of conditions, whether such condition is in the control of such Person or otherwise;

(ii)
which such Person or any of such Person’s Affiliates or Associates has: (A) the right to acquire, directly or indirectly (in each case, regardless of whether such right is exercisable immediately or only after the passage of any amount of time or upon the satisfaction of conditions, whether such condition is in the control of such Person or otherwise), pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such first Person or any of such first Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof  (“Original Rights”) or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company and the requisite stockholders of the Company, if required, prior to such Person’s becoming an Acquiring Person; or (B) the right to vote, or to direct the voting thereof, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or
(iii)
which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) and with respect to which such first Person or any of such first Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) with respect to the acquisition or disposition of any of the Common Stock or any of the Company’s assets (excluding agreements, arrangements or understandings entered into for the purchase and sale of the Company’s products or the replacement of the Company’s equipment, inventory or supplies in the ordinary course of business).

provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section l(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
(d)
“Book Entry” shall mean an uncertificated book entry for the Common Stock.

(e)
“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

(f)
“Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 15, 2016, as the same may be amended and restated from time to time.

(g)
“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h)
“Common Stock” when used with reference to the Company or without reference shall mean, collectively, the Class A Common Stock, presently par value $0.01 per share of the Company, and the Class B Common Stock, presently par value $0.01 per share of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary (as such term is hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(i)
“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(j)
“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)
“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(l)
“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(m)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

(n)
“Exchange Ratio” shall have the meaning set forth in Section 24 hereof.

(o)
“Exempt Person” shall mean the Company or any Subsidiary of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

(p)
“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q)
“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(r)
“Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(s)
“NASDAQ” shall mean The NASDAQ Stock Market LLC.

(t)
“New York Stock Exchange” shall mean the New York Stock Exchange, Inc.

(u)
“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.

(v)
“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.

(w)
“Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(x)
“Principal Party Price Determination Date” shall have the meaning set forth in Section 13(a).

(y)
“Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(z)
“Purported Acquiring Person” shall have the meaning set forth in Section 27.

(aa)
“Qualifying Transaction” means a tender offer that (a) is a fully financed, all-cash tender offer or an exchange offer offering shares of the offeror traded on a national securities exchange (or a combination thereof); (b) for any and all of the outstanding shares of Common Stock, not subject to any pro ration with respect to such shares tendered; and (c) is made at the same per-share consideration for all such shares of Common Stock.

(bb)
“Record Date” shall have the meaning set forth in the recitals hereto.

(cc)
“Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(dd)
“Redemption Price” shall have the meaning set forth in Section 23 hereof.

(ee)
“Right” shall have the meaning set forth in the recitals hereto.

(ff)
“Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(gg)
“Securities Act” shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

(hh)
“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ii)
“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj)
“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(kk)
“Strategic Transaction” shall mean a strategic transaction of, by or involving the Company, as determined by the Company’s Board of Directors, including a merger, joint venture, partnership, business combination, recapitalization, sale, distribution, transfer or other disposition or acquisition of assets or equity interests of the Company.

(ll)
“Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

(mm)
“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn)
“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(oo)
“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(pp)
“Trust” shall have the meaning set forth in Section 24(a) hereof.

(qq)
“Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents) upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.
Section 3. Issue of Right Certificates.
(a)
Until the Close of Business on the earlier of  (i) the fifth Business Day after the Stock Acquisition Date (or, in the event the Board of Directors of the Company determines on or before such date to effect an exchange in accordance with Section 24 and determines in good faith that a later date is advisable, such later date) or (ii) the fifth Business Day (or such later date as may be determined in good faith by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer, other a Qualifying Transaction, the consummation of which would result in any Person (other than an Exempt Person) having beneficial ownership or becoming the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”, provided, however, that the Distribution Date shall in no event be prior to the Record Date), (x) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) hereof) by the certificates representing the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) registered in the names of the holders thereof  (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the

Rights Agent will, if requested, and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for the Common Stock (and if the Rights Agent is not the transfer agent or registrar for the Common Stock, the Company shall as promptly as practicable provide such information to the Rights Agent in a form reasonably satisfactory to the Rights Agent), a Right Certificate, in substantially the form of Exhibit B attached hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall as promptly as practicable notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred; provided, however, that for the avoidance of doubt the failure of the Company to timely deliver such notice shall not alter, amend or modify the rights, privileges and obligations of the holders of the Rights.
(b)
On the Record Date, or as soon as practicable thereafter, the Company will make available or otherwise send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C attached hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Stock. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof  (or such Book Entry shares) together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate representing Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

(c)
Rights shall, without any further action, be issued in respect of all shares of Common Stock issued or disposed of by the Company after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights (the “Rights”) as set forth in a Rights Agreement between Verso Corporation (the “Company”) and Computershare Trust Company, N.A. (and any successor rights agent), as Rights Agent, dated as of June 17, 2019, and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will deliver to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, each Right Certificate shall entitle the holder thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.
(a)
The Right Certificates shall be executed on behalf of the Company by the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer, the Secretary or any other duly authorized officer of the Company, either manually or by electronic signature and shall be attested by the Secretary of the Company, either manually or by electronic signature. The Right Certificates shall be manually or electronically countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b)
Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.
(a)
Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer. Thereupon the Rights Agent shall, subject to the terms of this Agreement, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is reasonably satisfied that all such taxes and/or charges have been paid.
(b)
Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company or the Rights Agent may require the owner of any lost, stolen or destroyed Right Certificate, or his or her legal representative, to give the Company and Rights Agent a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

(c)
Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.
(a)
Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of  (i) the Close of Business on June 17, 2020 (the “Final

Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof  (the “Redemption Date”), (iii) the Board of Directors of the Company determination not to pursue any Strategic Transaction, (iv) the approval of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Sections 1(c)(ii)(A)(z) and 13(f) or other strategic transaction (as determined by the Board of Directors of the Company) by the requisite stockholders, or (v) the time at which such Rights are exchanged as provided in Section 24 hereof. Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.
(b)
The purchase price shall be initially $75.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”). The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)
Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have deposited the Preferred Stock issuable upon exercise of the Rights hereunder into a depository, and provides notice of such election to the Rights Agent, requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)
Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)
Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company or Rights Agent shall reasonably request and (iii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner required by this Agreement.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Availability of Shares of Preferred Stock.
(a)
The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)
So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)
From and after such time as the Rights become exercisable, the Company shall use its commercially reasonable best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

(d)
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or other securities of the Company) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or other securities of the Company) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities of the Company) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)	(i)	In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right.
(ii)
Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the earlier to occur of  (x) the Distribution Date related to such Flip-In Event and (y) the Flip-In Event, multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) determined as of the earlier to occur of  (x) the Distribution Date related to such Flip-In Event and (y) the Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof for event and circumstances occurring from and after the earlier to occur of  (x) the Distribution Date related to the Flip-In Event and (y) the Flip-In Event. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee (including all subsequent transferees) of any Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee

(including all subsequent transferees) of any Acquiring Person (or of any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer which the Board of Directors of the Company has determined in good faith is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees, either direct transferees or transferees through one or more intermediate transferees, of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, its Affiliates or Associates or its or their transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent for transfer to any Person whose Rights would be null or that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company shall give the Rights Agent written notice of the identity of any such Person, Associate or Affiliate and the nominee of any of the foregoing promptly after it becomes aware of such identity, and the Rights Agent may rely conclusively on such notice in carrying out its duties under this Agreement. Until such written notice is received by the Rights Agent, the Rights Agent may assume conclusively for all purposes that no such Acquiring Person exists; provided, however, that for the avoidance of doubt the failure of the Company to timely deliver such notice shall not alter, amend or modify the rights, privileges and obligations of the holders of the Rights, including any Person that becomes an Acquiring Person or any of its Affiliates and Associates. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).
(iii)
The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the “Spread”) of  (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are determined in good faith by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined in good faith by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines in good faith that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b)
In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)
In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)	(i)	Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the volume-weighted average price per share of such Security for the 10 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such Security, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 10 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The volume-weighted average price shall be calculated using the volumes and prices for all trades that occur during the times that markets are ordinarily open for business as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates or, if the Security is not listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed on a national securities exchange, the prices and volumes for all trades that occur in the over-the-counter market during the times that such markets are ordinarily open for business as reported by any system then in use, or, if not so quoted, the volumes and prices for all trades that occur during the times that markets are ordinarily open for business as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)
For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)
No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of  (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)
If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)
All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)
Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

(i)
The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and delivered by the Company, and countersigned by the Rights Agent, in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)
Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(k)
Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(l)
In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)
Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)
Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
(o)
The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall as promptly as practicable (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof  (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a)
In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the earlier of (i) the date of the announcement or other disclosure of such consolidation, merger, sale or transfer, (ii) the date of the announcement or other disclosure of the entry into a material definitive agreement in respect of such consolidation, merger, sale or transfer or (iii) the date of the consummation of such consolidation merger, sale or transfer (the “Principal Party Price Determination Date”); provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the Principal Party Price Determination Date; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b)
“Principal Party” shall mean:

(i)
in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)
in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)
The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13 (and any such purported transaction shall be deemed void ab initio and ultra vires on the part of the Company without such agreement), the Principal Party will:

(i)
prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
(ii)
use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, or another national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;

(iii)
deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv)
obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)
In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of  (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof  (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e)
The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if  (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(f)
Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the holders of at least 80% of the outstanding Common Stock not Beneficially Owned by an Acquiring Person (or of any of its Affiliates or Associates) and by the Board of Directors of the Company prior to any Person becoming an Acquiring Person, this Agreement, except for those provisions herein which expressly survive the termination of this Agreement, and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

Section 14. Fractional Rights and Fractional Shares.
(a)
The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates or, if the Rights are not listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)
The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

(c)
The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise.

(d)
Whenever a payment for fractional Rights or fractional shares or other securities is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares or other securities under any Section of this Agreement relating to the payment of fractional Rights or fractional shares or other securities unless and until the Rights Agent shall have received such a certificate and sufficient monies.
(e)
The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)
prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b)
after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

(c)
the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

(d)
Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use all reasonable efforts to oppose any action for any such injunction order, judgment, decree or ruling and to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a)
The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, claim or expense (including reasonable fees and expenses arising therefrom, directly or indirectly, or enforcing its right hereunder), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly or enforcing its rights hereunder. The provisions of this Section 18 and of Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The Rights Agent shall not be deemed to have any knowledge of any event which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

(b)
The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a)
Any entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)
The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability as to any action taken, suffered or omitted to be taken by it in good faith and in accordance with such advice or opinion.

(b)
Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)
The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). In no case, however, will the Rights Agent be liable for special, indirect, punitive, incidental or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such losses or damages. Notwithstanding anything to the contrary herein, absent fraud, any liability of the Rights Agent under this Agreement will be limited to the amount of fees (but not including reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d)
The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)
The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof  (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may conclusively rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)
The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying in good faith upon the most recent instructions received by it from any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(g)
The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other legal entity.

(h)
The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction).

(i)
If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j)
No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this

Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or other entity organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, having an office in the State of Delaware or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, on a consolidated basis, of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23. Redemption.
(a)
The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of  $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof  (the redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine.

(b)
Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
Section 24. Exchange.
(a)
The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock, after the date hereof  (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of 50% or more of the shares of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”), including without limitation any terms to permit the Trust to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in Trust. If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement, including without limitation any terms or procedures as are necessary or advisable to verify whether or not a person is an Acquiring Person, or an Affiliate, Associate or transferee thereof, as of any time periods established by the Board of Directors of the Company or the Trust.

(b)
Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)
The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof  (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

(d)
The Company shall not be required to issue fractions of a share of Common Stock. In lieu of such fractions, the Company shall pay to the registered holders of Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole share of Common Stock, as determined in good faith by the Company.

Section 25. Notice of Certain Events.
(a)
In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)
In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof, and all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Verso Corporation
8540 Gander Creek Drive
Miamisburg, Ohio 45342
Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: General Counsel
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. Except as provided in the last sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement (including any provision of the Preferred Stock and any change in the authorized number thereof) in any respect without the approval of any holders of the Rights, including to make the provisions set forth herein (including the exercisability of Rights) inapplicable with respect to a particular transaction by which a person might otherwise become an Acquiring Person (a “Purported Acquiring Person”) or otherwise alter, amend, modify or supplement the terms set forth herein as would otherwise have applied with respect to such transaction and such Purported Acquiring Person. At any time when the Rights are no longer redeemable, except as provided in the last sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of Rights (and Preferred Stock) as contemplated hereby and to ensure that an Acquiring Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof or this Section 27 in a manner adverse to the Rights Agent shall become effective as between the holders of the Rights and the Company immediately upon execution by the Company, whether or not also executed by the Rights Agent (but shall not be binding upon the Rights Agent until it is executed by it); provided further, however, that to the extent a supplement or amendment adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement, such supplement or amendment shall not be effective against the Rights Agent without its express written consent.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and shall not subject the Board of Directors of the Company to any liability to the holders of the Rights. Absent actual knowledge to the contrary, the Rights Agent shall be entitled to assume the Board of Directors of the Company acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
Section 36. Exclusive Forum. To the fullest extent permitted by law, unless the Board of Directors of the Company determines otherwise, any claim relating to or brought pursuant to this Agreement by any Person (including any record or Beneficial Owner of Common Stock or Preferred Stock, any registered or beneficial holder of a Right or any Acquiring Person) other than the Rights Agent shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.
VERSO CORPORATION
By:	/s/ Leslie Lederer Name: Leslie Lederer Title: CEO
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ Megan Roe Name: Megan M. Roe Title: VP & Manager, Relationship Management

Exhibit A
FORM OF
CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
VERSO CORPORATION
Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
VERSO CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on June 16, 2019, adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1.
Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 100,000. Notwithstanding anything herein to the contrary, such number of shares may be increased or decreased by resolution of the Board of Directors of the Company (and without a vote of stockholders); provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.
Dividends and Distributions.

(A)
Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors of the Company out of funds legally available for the purpose, dividends payable in cash. In the event the Board of Directors of the Company declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Class A Common Stock, par value $0.01 per share, of the Corporation (the “Class A Common Stock”) or Class B Common Stock, par value $0.01 per share, of the Corporation (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), the Board of Directors of the Company shall declare a dividend or distribution, as applicable, in respect of the Series A Junior Participating Preferred Stock in an amount equal to the sum of  (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per

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share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Class Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), in each case declared on the Common Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after June 17, 2019 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)
The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), and may not make any payments in respect of a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) prior to satisfying in full the corresponding dividend or distribution to the Series A Junior Participation Preferred Stock.

(C)
Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors of the Company may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof; provided that a dividend or distribution declared in respect of the Series A Junior Participation Preferred Stock as a result of a dividend or distribution declared in respect of the Common Stock shall have the same record date as the record date for the applicable dividend or distribution in respect of the Common Stock.

3.
Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)
Each outstanding share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation. Except as otherwise provided in the Amended and Restated Certificate of Incorporation (including any other series of preferred stock), the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(B)
Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.
Certain Restrictions.

(A)
Whenever dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)
declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the

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exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of  (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
(ii)
declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)
purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors of the Company) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors of the Company, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

(B)
The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.
Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as shares of Series A Junior Participating Preferred Stock or as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors of the Company, subject to any conditions and restrictions on issuance set forth herein.

6.
Liquidation, Dissolution or Winding Up.

(A)
Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of  (i) $75,000 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)
In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

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(C)
Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.
Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.
Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption prior to the termination or expiration of that certain Rights Agreement, dated as of June 17, 2019, by and between the Corporation and Computershare Trust Company, N.A., as rights agent (as may be amended or supplemented from time to time in accordance with its terms, the “Rights Agreement”). Following the termination or expiration of the Rights Agreement, unless a Flip-In Event (as defined in the Rights Agreement) shall have occurred, each share (or fraction thereof) of Series A Junior Participating Preferred Stock outstanding shall be redeemable from time to time, and at any time, by the Corporation upon written notice to the holder(s) of record thereof at a per share redemption price equal to its Liquidation Preference at the time of such notice. Subject to the foregoing restrictions, the redemption of the Series A Junior Participation Preferred Stock may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.

9.
Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.
Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.
Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which are integral multiples of one one-thousandth of a share (which may, at the election of the Company, be evidenced by depository receipts) that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate this 17th day of June, 2019.
VERSO CORPORATION
By:	Name: Title:
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Exhibit B
Form of Right Certificate
Certificate No. R-
NOT EXERCISABLE AFTER JUNE 17, 2020, OR EARLIER IF REDEMPTION, EXCHANGE OR CERTAIN OTHER EVENTS SET FORTH IN THE RIGHTS AGREEMENT OCCUR. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
RIGHT CERTIFICATE

VERSO CORPORATION
This certifies that                   or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 17, 2019, as the same may be amended from time to time (the “Rights Agreement”), between Verso Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on June 17, 2020, at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at a purchase price of  $75.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of            , 20[      ], based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of  $.0001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.01 per share, or shares of Preferred Stock.
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No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
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This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company. Dated as of June   , 2019.
VERSO CORPORATION
By:	[Title]
ATTEST:
[Title]
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By [Title]
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Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED                                               hereby sells, assigns and transfers unto

(Please print name and address of transferee)
                Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                               Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.
Dated:
Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
Signature
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Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)
To Verso Corporation:
The undersigned hereby irrevocably elects to exercise                 Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:
(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address)

Dated:
Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
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Form of Reverse Side of Right Certificate — continued

(To be completed)
The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.
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Exhibit C
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
VERSO CORPORATION
On June 16, 2019, the Board of Directors of Verso Corporation (the “Company”) authorized a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) and Class B Common Stock, par value $0.01 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). The dividend is payable on June 27, 2019 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of  $75.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 17, 2019, as the same may be amended from time to time (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
Until the earlier to occur of  (i) 5 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock (or, in the event the Board of Directors of the Company determines on or before such date to effect an exchange of the Rights in accordance with provisions of Section 24 of the Rights Agreement and determines in good faith that a later date is advisable, such later date) or (ii) 5 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights.
The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on June 17, 2020 (the “Final Expiration Date”), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred
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Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable prior to the expiration or termination of the Rights Agreement, at which time the Preferred Stock shall become optionally redeemable by the Company for an amount equal to its liquidation preference. Each share of Preferred Stock will be entitled to participate ratably with the Common Stock in any dividends or distributions (other than dividends or distributions solely in the form of Common Stock), when, as and if declared, with each share of Preferred Stock participating in an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of  (a) $75,000 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.
In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.
At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of  $.0001 per Right (the “Redemption
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Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated June   , 2019. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.
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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail Verso Corporation As a stockholder of Verso Corporation, you have the option of voting your shares telephonically or electronically through the Internet, eliminating the need to return the proxy card. Your telephonic or electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. To ensure your vote is cast, votes submitted telephonically or electronically over the Internet should be received by 11:59 p.m., Eastern Time, on January 30, 2020. Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/VRS Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-877-587-0766 Vote by Mail Sign and return your proxy in the postage-paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders: The Notice and Proxy Statement and Annual Report are Available at: www.stockholderdocs.com/VRS FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED WHITE PROXY CARD Verso Corporation ANNUAL MEETING OF STOCKHOLDERS January 31, 2020 at 10:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby acknowledges receipt of the Notice of the 2019 Annual Meeting of Stockhoders and Proxy Statement, hereby appoint(s) Adam St. John, Allen J. Campbell, and St. John Daugherty, and each of them, acting individually or in the absence of others, as proxies, each with the full power of substitution and re-substitution, and hereby authorize(s) them to represent and to vote, in accordance with the instructions on this proxy card, all of the shares of Class A common stock and Class B common of Verso Corporation that the undersigned is/are entitled to vote at the 2019 Annual Meeting of Stockholders to be held at 10:00 a.m. eastern time on January 31, 2020 at the JW Marriott Essex House located at 160 Central Park South, New York, NY 10019 and at any reschedulings, postponements or adjournments thereof. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the 2019 Annual Meeting of Stockholders, including any previously given by telephone or Internet. This WHITE proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, each of the proxies (or their respective substitutes) will have authority to vote “FOR” each nominee listed in Proposal 1, “FOR” Proposals 2, 3, 4(a)-(c), 5, 6, 7, “ABSTAIN” on Proposal 8 and “AGAINST” Proposal 9 in accordance with the Board of Directors’ recommendations, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement or rescheduling thereof  (including substitute nominees if a director nominee identified herein is unable to stand for election), to the extent authorized under Rule 14a-4(c) under the Exchange Act. (Continued, and to be marked, dated and signed, on the other side)

VERSO CORPORATION If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below: 1407 Broadway, 27th Floor New York, New York 10018 Call Collect: (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com THIS WHITE PROXY CARD SHOULD BE SIGNED AND DATED Verso Corporation Please mark your votes like this The Board of Directors recommends you vote FOR each of the Nominees in the following Proposal 1 1. Company Proposal: Election of Directors; The Board of Directors recommends you vote FOR Proposals 5 – 7 Nominees: For Withhold 1a. 1b. 1c. Randy J. Nebel 1d. Steven D. Scheiwe 1e. Jay Shuster 1f. Adam St. John 1g. Nancy M. Taylor The Board of Directors recommends you vote FOR Proposal 2 5. Company Proposal: to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 6. Company Proposal: to ratify the appointment of Deloitte & Touche LLP to For Against Abstain For Against Abstain 2. Company Proposal: to approve the sale of our Androscoggin mill, located in Jay, Maine, and our Stevens Point mill, located in Stevens Point, Wisconsin, pursuant to the Membership Interest Purchase Agreement, dated as November 11, 2019, by and between Pixelle Specialty Solutions LLC, Verso Paper Holding LLC and Verso (as amended from time to time); For Against Abstain serve as Verso’s independent registered public accounting firm for the years ending December 31, 2019 and December 31, 2020; 7. Company Proposal: to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to this Proxy Statement as Appendix E; For Against Abstain The Board of Directors recommends you vote FOR Proposal 3 3. Company Proposal: to approve the adjournment or postponement of the Annual Meeting from time to time, if For Against Abstain The Board of Directors does not submit a recommendation regarding Proposal 8 necessary or appropriate (as determined by the board of directors or a committee thereof), to solicit additional proxies if there are insufficient votes at the time of the 8. Company Proposal: to vote, on an advisory basis, on a majority vote requirement for elections of directors; and For Against Abstain Annual Meeting to approve the proposed sale described in Proposal 2. The Board of Directors recommends you vote AGAINST Proposal 9 The Board of Directors recommends you vote FOR Proposals 4(a)-(c) 4. Company Proposal: to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to 9. Stockholder Proposal: if properly presented at the meeting by Lapetus Capital II LLC and certain of its affiliates, to vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, For Against Abstain 4a. change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, 4b. change the supermajority vote requirement for stockholders to amend Verso’s Amended and Restated Bylaws to a majority vote requirement, and 4c. change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Amended and Restated Certificate of Incorporation to a majority vote requirement; For Against Abstain For Against Abstain For Against Abstain 2019. Signature Signature, if held jointly (Title) Date , 2020 Note: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.